UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-04087

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Manning & Napier Fund, Inc.

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(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

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(Address of principal executive offices)(Zip Code)

B. Reuben Auspitz        290 Woodcliff Drive, Fairport, NY 14450

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(Name and address of agent for service)

Registrant’s telephone number, including area code:  585-325-6880

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Date of fiscal year end: December 31

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Date of reporting period: January 1, 2013 through December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1:	REPORTS TO STOCKHOLDERS.

Manning & Napier Fund, Inc.

Annual Report | December 31, 2013

LIFE SCIENCES SERIES
www.manning-napier.com

Life Sciences Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and incrementally improved economic growth prospects, primarily in the developed world, contributed to a more robust risk appetite among investors and helped to propel many equity indices to new all-time highs. While fiscal policy and lingering structural issues in a number of countries continued to act as headwinds for much of the year, the still weak global macroeconomic climate was not enough to deter the renewed and generally broad-based preference for stocks. Broadly speaking, developed market equities outperformed emerging market equities, as the MSCI Emerging Markets index actually finished the year in negative territory. That said, indices in several emerging nations, such as China and India, delivered very strong positive returns during 2013. Amid last year’s encouraging performance, valuations in markets that did well generally rose. As such, returns are likely to be much more modest going forward. In the Advisor’s view, global economic growth should remain slow during 2014, meaning that it will take time for company fundamentals to grow into current stock prices.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Life Sciences Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth by investing primarily in the common stocks of companies in life sciences industries. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies involved in the life sciences and related industries. Examples of these companies include those in the following areas: pharmaceuticals, biotechnology, medical products and supplies, health care services, and environmental services.

Performance Commentary

U.S. stocks were among the world’s strongest performers during 2013 as the S&P 500 returned 32.39% for the 12-month period. At a more granular level, the S&P 500 Health Care index earned an impressive return of 41.47% . The Life Science Series provided positive absolute returns as well, though it underperformed its benchmark index, appreciating 26.25% over the course of the year.

With respect to Series performance relative to its benchmark during 2013, stock selection within the Series was the primary driver of underperformance. More specifically, stock selection in the Biotechnology and Pharmaceuticals industries detracted from relative returns during the 12-month period. This was partially offset by the Series’ investments in the Health Care Equipment and Supplies and Health Care Technology industries, which contributed positively to relative returns. Regarding industry allocation, an overweight to Health Care Equipment and Supplies and an underweight to Biotechnology compared to the benchmark challenged relative returns. Conversely, an underweight to Pharmaceuticals and an overweight to Life Sciences Tools and Services compared to the benchmark aided relative returns for the year.

Moving forward, the Advisor believes slow growth is the most likely path for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

Effective 12/31/2013, the Life Sciences Series is closed to new investors and to additional investments from existing shareholders. All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors.

2

Life Sciences Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Life Sciences Series[3]	26.25%	20.74%	8.69%	12.83%
Standard & Poor’s (S&P) 500 Total Return Index[4]	32.39%	17.95%	7.42%	4.08%
Standard & Poor’s (S&P) 500 Health Care Index[5]	41.47%	18.31%	8.37%	5.93%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Life Sciences Series for the ten years ended December 31, 2013 to the S&P 500 Total Return Index and the S&P 500 Health Care Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from November 5, 1999, the Series’ current activation date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 1.16% . The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.16% for the year ended December 31, 2013.

4The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The S&P 500 Health Care Index is a capitalization-weighted sub-index of the S&P 500 Total Return Index including only stocks of companies involved in the business of health care related products and services. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Life Sciences Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13
Actual	$1,000.00	$1,190.40	$6.29
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.14%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Life Sciences Series

Portfolio Composition as of December 31, 2013

(unaudited)

Top Ten Stock Holdings[2]
Teleflex, Inc.	4.9%	Becton, Dickinson and Co.	4.1%
Volcano Corp.	4.8%	Johnson & Johnson	3.9%
Lonza Group AG (Switzerland)	4.7%	Oxford Nanopore Technologies Ltd. (United
Sirona Dental Systems, Inc.	4.4%	Kingdom)	3.8%
Hologic, Inc.	4.3%	HeartWare International, Inc.	3.7%
Thoratec Corp.	4.2%

2 As a percentage of total investments.

5

Life Sciences Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 77.9%

Health Care - 77.9%
Biotechnology - 4.2%
Incyte Corp. Ltd.*	106,000	$5,366,780
Seattle Genetics, Inc.*	83,000	3,310,870

		8,677,650

Health Care Equipment & Supplies - 41.4%
Becton, Dickinson and Co	75,000	8,286,750
GN Store Nord A/S (Denmark)[1]	197,000	4,841,467
HeartWare International, Inc.*	81,000	7,610,760
Hologic, Inc.*	390,000	8,716,500
Mindray Medical International Ltd. - ADR (China)	137,000	4,981,320
Quidel Corp.*	214,245	6,618,028
Sirona Dental Systems, Inc.*	128,100	8,992,620
Sonova Holding AG (Switzerland)[1]	54,500	7,349,044
Teleflex, Inc	105,230	9,876,888
Thoratec Corp.*	232,000	8,491,200
Volcano Corp.*	447,000	9,766,950

		85,531,527

Health Care Providers & Services - 11.6%
Air Methods Corp.*	114,000	6,649,620
Diagnosticos da America S.A. (Brazil)	381,100	2,351,941
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	88,000	6,276,694
Life Healthcare Group Holdings Ltd. (South Africa)[1]	1,100,000	4,393,349
Qualicorp S.A. (Brazil)*	445,000	4,243,933

		23,915,537

Life Sciences Tools & Services - 11.4%
Lonza Group AG (Switzerland)[1]	100,000	9,503,318
Oxford Nanopore Technologies Ltd. (United Kingdom)*[2,3]	226,062	7,677,902
QIAGEN N.V. - ADR (Netherlands)*	273,000	6,500,130

		23,681,350

Pharmaceuticals - 9.3%
Glenmark Pharmaceuticals Ltd. (India)[1]	567,000	4,895,859
Johnson & Johnson	87,000	7,968,330
Novo Nordisk A/S - Class B (Denmark)[1]	35,000	6,415,564

		19,279,753

TOTAL COMMON STOCKS
(Identified Cost $123,128,476)		161,085,817

The accompanying notes are an integral part of the financial statements.

6

Life Sciences Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 20.5%

Dreyfus Cash Management, Inc. - Institutional Shares[4] , 0.04%,
(Identified Cost $42,384,744)	42,384,744	$42,384,744

TOTAL INVESTMENTS - 98.4%
(Identified Cost $165,513,220)		203,470,561
OTHER ASSETS, LESS LIABILITIES - 1.6%		3,210,639

NET ASSETS - 100%		$206,681,200

ADR - American Depository Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2This security was acquired on April 26, 2011 at a cost of $2,713,165 ($15.03 per share) and on May 2, 2012 at a cost of $1,209,530 ($26.53 per share) and has been determined to be illiquid and fair valued under guidelines established by the Board of Directors.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. This security amounted to $7,677,902 or 3.7% of the Series’ net assets as of December 31, 2013 (see Note 2 to the financial statements).

4Rate shown is the current yield as of December 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

7

Life Sciences Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $165,513,220) (Note 2)	$203,470,561
Receivable for securities sold	4,003,509
Foreign tax reclaims receivable	29,226
Dividends receivable	1,083

TOTAL ASSETS	207,504,379

LIABILITIES:

Accrued management fees (Note 3)	180,078
Accrued fund accounting and administration fees (Note 3)	10,581
Accrued transfer agent fees (Note 3)	4,172
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	523,439
Other payables and accrued expenses	104,502

TOTAL LIABILITIES	823,179

TOTAL NET ASSETS	$206,681,200

NET ASSETS CONSIST OF:

Capital stock	$160,428
Additional paid-in-capital	164,191,131
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	4,379,761
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	37,949,880

TOTAL NET ASSETS	$206,681,200

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($206,681,200/ 16,042,766 shares)	$12.88

The accompanying notes are an integral part of the financial statements.

8

Life Sciences Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $49,472)	$1,134,526

EXPENSES:

Management fees (Note 3)	2,131,332
Fund accounting and administration fees (Note 3)	50,002
Transfer agent fees (Note 3)	16,896
Directors’ fees (Note 3)	5,062
Chief Compliance Officer service fees (Note 3)	2,407
Custodian fees	158,674
Miscellaneous	107,071

Total Expenses	2,471,444

NET INVESTMENT LOSS	(1,336,918)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments (net of foreign capital gains tax of $648,390)	46,470,820
Foreign currency and translation of other assets and liabilities	26,916

46,497,736

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $967,388)	5,021,602
Foreign currency and translation of other assets and liabilities	(3,824)

5,017,778

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	51,515,514

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,178,596

The accompanying notes are an integral part of the financial statements.

9

Life Sciences Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(1,336,918)	$(1,343,685)
Net realized gain on investments and foreign currency	46,497,736	16,082,256
Net change in unrealized appreciation on investments and foreign currency	5,017,778	35,502,919

Net increase from operations	50,178,596	50,241,490

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	(42,895,375)	(15,587,617)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(33,194,704)	1,388,522

Net increase (decrease) in net assets	(25,911,483)	36,042,395

NET ASSETS:

Beginning of year	232,592,683	196,550,288

End of year (including undistributed net investment income of $0 and $0, respectively)	$206,681,200	$232,592,683

The accompanying notes are an integral part of the financial statements.

10

Life Sciences Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.87	$10.95	$12.18	$10.61	$6.99

Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.08)	(0.07)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	3.37	2.91	(0.84)	1.61	3.67

Total from investment operations	3.28	2.83	(0.91)	1.57	3.62

Less distributions to shareholders:
From net realized gain on investments	(3.27)	(0.91)	(0.32)	—	—

Net asset value - End of year	$12.88	$12.87	$10.95	$12.18	$10.61

Net assets - End of year (000’s omitted)	$206,681	$232,593	$196,550	$247,564	$272,944

Total return[2]	26.26%	25.89%	(7.33%)	14.80%	51.79%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.16%	1.16%	1.11%	1.09%	1.11%
Net investment loss	(0.63%)	(0.60%)	(0.60%)	(0.41%)	(0.55%)
Portfolio turnover	78%	75%	84%	67%	95%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	N/A	N/A	0.00%[3]	0.01%

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01% .

The accompanying notes are an integral part of the financial statements.

11

Life Sciences Series

Notes to Financial Statements

1.	Organization

Life Sciences Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Board of Directors (the “Board”) approved the liquidation of the Series, which is expected to occur once the Series is able to sell its securities in an orderly fashion. Effective December 31, 2013, the Series ceased accepting orders for purchases of capital stock. The Series is no longer able to invest its assets in accordance with its stated investment objectives. As the Series executes its liquidation plan, it intends to hold short-term investments as well as its position in a restricted common stock. Prior to ceasing its investing activities, the Series’ investment objective was to provide long-term growth by investing principally in the common stocks of companies in the life sciences industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to advisory clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 100 million have been designated as Life Sciences Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. The Fair Value Committee (the “Committee”) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of senior members from various groups within the Advisor’s organization, including operations, accounting, trading, and research/investments. The Committee reviews and approves valuation matters, which may include data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the “Policies”). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing. The Committee meets at least annually and more frequently as needed to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee available at each of the Board’s regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier. For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news, and (iii)

12

Life Sciences Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions used to value those securities, and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information. However, the Committee may determine that changes to inputs and assumptions are not required as a result of the monitoring procedures performed. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Health Care	$161,085,817	$109,732,620	$43,675,295	$7,677,902
Mutual fund	42,384,744	42,384,744	—	—

Total assets	$203,470,561	$152,117,364	$43,675,295	$7,677,902

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

13

Life Sciences Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

LEVEL 3 RECONCILIATION	EQUITY SECURITIES
Balance as of December 31, 2012 (fair value)	$12,101,037
Net realized gain (loss)	5,560,681
Change in unrealized appreciation (depreciation)	(986,757)
Purchases	—
Sales	(8,997,059)
Transfers in	—
Transfers out	—

Balance as of December 31, 2013 (fair value)	$7,677,902

The following table summarizes the quantitative inputs and assumptions used for items categorized in Level 3 of the fair value hierarchy as of December 31, 2013.

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
	FAIR VALUE AT 12/31/13	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Equity securities	$7,677,902	*	Discount for lack of marketability	25%(NA)

* The Series’ only Level 3 investment is Oxford Nanopore Technologies Ltd. (“Oxford”). The Series uses, or will use, the following methodologies and significant inputs to determine fair value: subsequent rounds of financing for Oxford; recent transactions in Oxford or similar instruments; discounted cash flow techniques; third-party appraisals; industry multiples and public comparables; and Oxford’s current financial performance compared to projected performance. At December 31, 2013, the valuation technique included the Series’ most recent transaction prices in Oxford, adjusted by a discount for lack of marketability, and also changes in comparable security prices, while also considering other observable third party transaction prices in Oxford.

The significant unobservable inputs used in the fair value measurement of the Series’ Level 3 security is the lack of marketability discount to the Series’ most recent Oxford transaction price. Significant increases (decreases) in the discount in isolation would result in a significantly lower (higher) fair value measurement. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

14

Life Sciences Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2010 through December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. There was no estimated deferred tax liability as of December 31, 2013. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains may be made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

15

Life Sciences Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets. Effective January 23, 2014, the Advisor began waiving its management fees.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor did not waive any fees for the year ended December 31, 2013. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years. Effective January 27, 2014, the Advisor voluntarily began reimbursing expenses to the extent necessary so that the Series’ total annual fund operating expenses do not exceed 0.10% of the Series’ average daily net assets.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

16

Life Sciences Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $153,708,144 and $277,015,262, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Life Sciences Series were:

	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	777,947	$10,801,298	910,690	$11,481,196
Reinvested	3,349,084	42,331,950	1,200,003	15,448,274
Repurchased	(6,149,803)	(86,327,952)	(1,988,833)	(25,540,948)

Total	(2,022,772)	$(33,194,704)	121,860	$1,388,522

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Life Sciences Securities

The Series may focus its investments in certain related life sciences industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses, foreign currency gains and losses, losses deferred due to wash sales and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2013, $1,336,918 was reclassified within the capital accounts from

17

Life Sciences Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

Accumulated Net Realized Gain on Investments to Accumulated Net Investment Loss. The reclassification relates to foreign currency gains and losses and net operating losses. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Ordinary income	$15,422,512	$5,917,652
Long-term capital gains	$27,472,863	$9,669,965

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$165,901,095
Unrealized appreciation	37,957,341
Unrealized depreciation	(387,875)

Net unrealized appreciation	$37,569,466

Undistributed ordinary income	$2
Undistributed long-term gains	$9,762,824
Qualified late-year losses[1]	$4,995,190

1 The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

10.	Subsequent Events

As discussed in Note 1, the Board approved the liquidation of the Series, which is expected to occur once the Series is able to sell its securities in an orderly fashion. Also, as discussed in Note 3, effective January 23, 2014, the Advisor began waiving its management fees and, on January 27, 2014, began reimbursing certain expenses of the Series.

18

Life Sciences Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Life Sciences Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Life Sciences Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Notes 1 and 10, the Board of Directors approved the liquidation of the Series.

New York, New York

February 18, 2014

19

Life Sciences Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,129,464 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 2.74%, or if different, the maximum allowable under tax law.

The Series designates $37,235,687 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year December 31, 2013.

20

Life Sciences Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

21

Life Sciences Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

22

Life Sciences Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-2014)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2011)

HoustonPharma (2000-2008)

Cytos Biotechnology Ltd (2012-present)

23

Life Sciences Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

24

Life Sciences Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

25

Life Sciences Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNLFS-12/13-AR

SMALL CAP SERIES
www.manning-napier.com

Small Cap Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and incrementally improved economic growth prospects, primarily in the developed world, contributed to a more robust risk appetite among investors and helped to propel many equity indices to new all-time highs. While fiscal policy and lingering structural issues in a number of countries continued to act as headwinds for much of the year, the still weak global macroeconomic climate was not enough to deter the renewed and generally broad-based preference for stocks. Broadly speaking, developed market equities outperformed emerging market equities, as the MSCI Emerging Markets index actually finished the year in negative territory. That said, indices in several emerging nations, such as China and India, delivered very strong positive returns during 2013. Amid last year’s encouraging performance, valuations in markets that did well generally rose. As such, returns are likely to be much more modest going forward. In the Advisor’s view, global economic growth should remain slow during 2014, meaning that it will take time for company fundamentals to grow into current stock prices.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Small Cap Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth by investing principally in the common stocks of companies with small market capitalizations. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies with small market capitalizations, which is generally defined as a company with a market capitalization of less than $3 billion at time of purchase.

Performance Commentary

Domestic equity indices delivered strongly positive absolute returns during 2013, as the S&P 500 and Russell 2000 indices returned 32.39% and 38.82%, respectively. The Small Cap Series also delivered positive absolute returns for the year, appreciating 29.97%, but trailed the benchmarks index for the 12-month period.

Stock selection drove the Series to underperform relative to the Russell 2000 during the year. In contrast, the aggregate impact of sector allocation decisions contributed positively to relative returns. Regarding stock selection, certain investments in Energy, Health Care, and Financials detracted from relative returns. This was partially offset by stock selection in Consumer Discretionary and Industrials, which aided relative returns. With respect to sector allocation, a substantial underweight to Information Technology compared to the benchmark challenged relative returns. Conversely, a meaningful underweight to Financials, overweight to Consumer Discretionary, and underweight to Materials compared to the benchmark were additive to relative performance during the 12-month period.

Moving forward, the Advisor believes slow growth is the most likely path for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

Effective 1/24/2014, the Small Cap Series was liquidated.

All investments involve risks, including potential loss of principal. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger companies, and they may be expected to do so in the future.

2

Small Cap Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Small Cap Series[3]	29.97%	20.96%	6.45%	8.20%
Standard & Poor’s (S&P) 500 Total Return Index[4]	32.39%	17.95%	7.42%	9.31%
Russell 2000® Index[5]	38.82%	20.08%	9.07%	10.07%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Small Cap Series for the ten years ended December 31, 2013 to the S&P 500 Total Return Index and the Russell 2000® Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from April 30, 1992, the Series’ current activation date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 1.09%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.09% for the year ended December 31, 2013.

4The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The Russell 2000® Index is an unmanaged index that consists of 2,000 U.S. small-capitalization stocks. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Small Cap Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13
Actual	$1,000.00	$1,113.40	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50

*Expenses are equal to the Series annualized expense ratio (for the six-month period) of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Small Cap Series

Portfolio Composition as of December 31, 2013

(unaudited)

Market Capitalization
Average	$2,137.63 Million
Median	1,784.42 Million
Weighted Average	2,289.62 Million

Top Ten Stock Holdings[2]
Spirit Airlines, Inc.	5.0%
Cloud Peak Energy, Inc.	4.2%
Starz - Class A	3.6%
Imax Corp. (Canada)	3.1%
Gol Linhas Aereas Inteligentes S.A. - ADR
(Brazil)	2.7%
Thoratec Corp.	2.6%
HeartWare International, Inc.	2.5%
LogMeIn, Inc.	2.2%
Ocado Group plc (United Kingdom)	2.2%
Calfrac Well Services Ltd. (Canada)	2.1%

2 As a percentage of total investments.

5

Small Cap Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 80.2%

Consumer Discretionary - 27.5%
Automobiles - 0.7%
Tesla Motors, Inc.*	11,070	$1,664,707

Hotels, Restaurants & Leisure - 3.2%
BJ’s Restaurants, Inc.*	125,120	3,886,227
Orient-Express Hotels Ltd. - ADR - Class A*	238,080	3,597,389

		7,483,616

Internet & Catalog Retail - 4.7%
HomeAway, Inc.*	116,140	4,747,803
Ocado Group plc (United Kingdom)*[1]	697,810	5,118,052
Shutterfly, Inc.*	21,810	1,110,783

		10,976,638

Media - 9.0%
Global Mediacom Tbk PT (Indonesia)[1]	10,637,900	1,662,545
Imax Corp. (Canada)*	241,780	7,127,674
Starz - Class A*	283,770	8,297,435
ZON OPTIMUS SGPS S.A. (Portugal)[1]	531,740	3,953,151

		21,040,805

Specialty Retail - 9.9%
Aeropostale, Inc.*	216,810	1,970,803
American Eagle Outfitters, Inc.	276,560	3,982,464
Chico’s FAS, Inc.	102,870	1,938,071
Dick’s Sporting Goods, Inc.	40,780	2,369,318
Group 1 Automotive, Inc.	31,370	2,227,897
Penske Automotive Group, Inc.	63,570	2,997,961
Rent-A-Center, Inc.	127,120	4,238,181
Select Comfort Corp.*	45,602	961,746
Sonic Automotive, Inc. - Class A	105,400	2,580,192

		23,266,633

Total Consumer Discretionary		64,432,399

Consumer Staples - 2.5%
Beverages - 1.9%
C&C Group plc (Ireland)[1]	762,710	4,459,372

Food Products - 0.6%
Tootsie Roll Industries, Inc.	46,948	1,527,688

Total Consumer Staples		5,987,060

Energy - 10.6%
Energy Equipment & Services - 6.5%
Calfrac Well Services Ltd. (Canada)	171,080	4,992,685
CARBO Ceramics, Inc.	40,980	4,775,399
Global Geophysical Services, Inc.*	153,680	247,425

The accompanying notes are an integral part of the financial statements.

6

Small Cap Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
ION Geophysical Corp.*	303,010	$999,933
Key Energy Services, Inc.*	133,470	1,054,413
Petroleum Geo-Services ASA (Norway)[1]	72,340	854,524
Trican Well Service Ltd. (Canada)	191,910	2,345,015

		15,269,394

Oil, Gas & Consumable Fuels - 4.1%
Cloud Peak Energy, Inc.*	539,690	9,714,420

Total Energy		24,983,814

Financials - 9.4%
Diversified Financial Services - 1.5%
MarketAxess Holdings, Inc.	53,780	3,596,269

Insurance - 2.2%
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	280,440	2,169,346
First American Financial Corp.	104,690	2,952,258

		5,121,604

Real Estate Investment Trusts (REITS) - 5.7%
AmREIT, Inc. - Class B	64,000	1,075,200
Associated Estates Realty Corp.	46,300	743,115
Cedar Realty Trust, Inc.	207,440	1,298,574
Coresite Realty Corp.	37,210	1,197,790
Corporate Office Properties Trust	42,440	1,005,404
DuPont Fabros Technology, Inc.	34,700	857,437
Education Realty Trust, Inc.	140,020	1,234,976
Healthcare Realty Trust, Inc.	44,680	952,131
Mack-Cali Realty Corp.	37,130	797,552
Mid-America Apartment Communities, Inc.	11,280	685,147
Pebblebrook Hotel Trust	111,580	3,432,201

		13,279,527

Total Financials		21,997,400

Health Care - 6.8%
Biotechnology - 1.7%
Seattle Genetics, Inc.*	101,430	4,046,043

Health Care Equipment & Supplies - 5.1%
HeartWare International, Inc.*	61,450	5,773,842
Thoratec Corp.*	164,860	6,033,876

		11,807,718

Total Health Care		15,853,761

The accompanying notes are an integral part of the financial statements.

7

Small Cap Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials - 12.1%
Airlines - 7.7%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)*	1,391,690	$6,360,023
Spirit Airlines, Inc.*	256,460	11,645,849

		18,005,872

Commercial Services & Supplies - 0.5%
Interface, Inc.	61,360	1,347,466

Machinery - 3.0%
Briggs & Stratton Corp.	113,110	2,461,274
Titan International, Inc.	107,480	1,932,490
Westport Innovations, Inc. - ADR (Canada)*	133,870	2,625,191

		7,018,955

Marine - 0.9%
Baltic Trading Ltd.	321,300	2,069,172

Total Industrials		28,441,465

Information Technology - 7.5%
Communications Equipment - 1.2%
Polycom, Inc.*	239,770	2,692,617

Computers & Peripherals - 0.2%
Fusion-io, Inc.*	52,110	464,300

Internet Software & Services - 2.2%
LogMeIn, Inc.*	154,410	5,180,456

IT Services - 0.3%
InterXion Holding N.V. - ADR (Netherlands)*	31,570	745,368

Semiconductors & Semiconductor Equipment - 1.2%
Kulicke & Soffa Industries, Inc. (Singapore)*	152,260	2,025,058
Silicon Motion Technology Corp. - ADR (Taiwan)	56,462	798,937

		2,823,995

Software - 2.4%
AutoNavi Holdings Ltd. - ADR (China)*	78,940	1,124,895
Qualys, Inc.*	122,200	2,824,042
RealPage, Inc.*	71,890	1,680,788

		5,629,725

Total Information Technology		17,536,461

Materials - 1.8%
Chemicals - 0.8%
Tronox Ltd. - Class A	82,280	1,898,200

Metals & Mining - 1.0%
Noranda Aluminum Holding Corp.	738,270	2,428,908

Total Materials		4,327,108

The accompanying notes are an integral part of the financial statements.

8

Small Cap Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Utilities - 2.0%
Independent Power Producers & Energy Traders - 2.0%
Dynegy, Inc.*	212,890	$4,581,393

TOTAL COMMON STOCKS (Identified Cost $151,507,908)		188,140,861

SHORT-TERM INVESTMENT - 19.0%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.04% (Identified Cost $44,482,880)	44,482,880	44,482,880

TOTAL INVESTMENTS - 99.2% (Identified Cost $195,990,788)		232,623,741
OTHER ASSETS, LESS LIABILITIES - 0.8%		1,974,959

NET ASSETS - 100%		$234,598,700

ADR - American Depository Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Small Cap Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $195,990,788) (Note 2)	$232,623,741
Receivable for securities sold	2,489,206
Dividends receivable	145,759
Foreign tax reclaims receivable	47,754

TOTAL ASSETS	235,306,460

LIABILITIES:

Due to custodian	72,794
Accrued management fees (Note 3)	203,922
Accrued fund accounting and administration fees (Note 3)	12,747
Accrued transfer agent fees (Note 3)	4,424
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	355,677
Other payables and accrued expenses	57,789

TOTAL LIABILITIES	707,760

TOTAL NET ASSETS	$234,598,700

NET ASSETS CONSIST OF:

Capital stock	$193,072
Additional paid-in-capital	198,572,762
Distributions in excess of net investment income	(23,674)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(774,982)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	36,631,522

TOTAL NET ASSETS	$234,598,700

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($234,598,700/19,307,221 shares)	$12.15

The accompanying notes are an integral part of the financial statements.

10

Small Cap Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld, $82,114)	$1,897,381

EXPENSES:
Management fees (Note 3)	2,254,548
Fund accounting and administration fees (Note 3)	52,638
Transfer agent fees (Note 3)	17,748
Directors’ fees (Note 3)	4,899
Chief Compliance Officer service fees (Note 3)	2,407
Custodian fees	28,201
Miscellaneous	92,759

Total Expenses	2,453,200

NET INVESTMENT LOSS	(555,819)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	33,316,071
Foreign currency and translation of other assets and liabilities	(83,123)

33,232,948

Net change in unrealized appreciation (depreciation) on-
Investments	25,289,743
Foreign currency and translation of other assets and liabilities	(977)

25,288,766

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	58,521,714

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,965,895

The accompanying notes are an integral part of the financial statements.

11

Small Cap Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment income (loss)	$(555,819)	$154,493
Net realized gain (loss) on investments and foreign currency	33,232,948	17,697,218
Net change in unrealized appreciation (depreciation) on investments and foreign currency	25,288,766	15,044,668

Net increase from operations	57,965,895	32,896,379

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(107,485)	—
From net realized gain on investments	(13,167,219)	—

Total distributions to shareholders	(13,274,704)	—

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(13,378,604)	(8,935,366)

Net increase in net assets	31,312,587	23,961,013

NET ASSETS:

Beginning of year	203,286,113	179,325,100

End of year (including distributions in excess of net investment income of $23,674 and undistributed net investment income of $109,986, respectively)	$234,598,700	$203,286,113

The accompanying notes are an integral part of the financial statements.

12

Small Cap Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.92	$8.36	$9.29	$7.39	$4.98

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.03)	0.01	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	2.98	1.55	(0.91)	1.91	2.43

Total from investment operations	2.95	1.56	(0.93)	1.90	2.41

Less distributions to shareholders:
From net investment income	(0.01)	—	—	—	—
From net realized gain on investments	(0.71)	—	—	—	—

Total distributions to shareholders	(0.72)	—	—	—	—

Net asset value - End of year	$12.15	$9.92	$8.36	$9.29	$7.39

Net assets - End of year (000’s omitted)	$234,599	$203,286	$179,325	$208,397	$171,910

Total return[2]	29.97%	18.66%	(10.01%)	25.71%	48.39%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.09%	1.10%	1.11%	1.12%	1.15%
Net investment income (loss)	(0.25%)	0.08%	(0.27%)	(0.13%)	(0.34%)
Portfolio turnover	53%	65%	75%	75%	76%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[3]	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

13

Small Cap Series

Notes to Financial Statements

1.	Organization

Small Cap Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies with small market capitalizations.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 87.5 million have been designated as Small Cap Series Class A common stock.

Pursuant to approval by the Board of Directors (the “Board”), the Series ceased accepting orders for purchases of capital stock on December 31, 2013 and was liquidated on January 24, 2014.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

14

Small Cap Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$64,432,399	$53,698,651	$10,733,748	$—
Consumer Staples	5,987,060	1,527,688	4,459,372	—
Energy	24,983,814	24,129,290	854,524	—
Financials	21,997,400	21,997,400	—	—
Health Care	15,853,761	15,853,761	—	—
Industrials	28,441,465	28,441,465	—	—
Information Technology	17,536,461	17,536,461	—	—
Materials	4,327,108	4,327,108	—	—
Utilities	4,581,393	4,581,393	—	—
Mutual fund	44,482,880	44,482,880	—	—

Total assets	$232,623,741	$216,576,097	$16,047,644	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

15

Small Cap Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued) .

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2010 through December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

16

Small Cap Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor did not waive any fees for the year ended December 31, 2013. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $112,885,396 and $181,770,969, respectively. There were no purchases or sales of U.S. Government securities.

17

Small Cap Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class A shares of Small Cap Series were:

	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	957,122	$10,815,676	1,257,616	$11,832,582
Reinvested	1,110,775	13,067,656	—	—
Repurchased	(3,248,664)	(37,261,936)	(2,207,178)	(20,767,948)

Total	(1,180,767)	$(13,378,604)	(949,562)	$(8,935,366)

Over 95% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, net operating losses and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2013, $529,644 was reclassified within the capital accounts to Distributions in Excess of Net Investment Income, $81,870 to Accumulated Net Realized Loss on Investments and $611,514 from Additional Paid-in-Capital. Any such reclassifications are not reflected in the financial highlights.

18

Small Cap Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/13	7
Ordinary income	$106,232
Long-term capital gains	13,168,472

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$195,990,788
Unrealized appreciation	46,877,470
Unrealized depreciation	(10,244,517)

Net unrealized appreciation	$36,632,953

Qualified late-year losses[1]	$798,656

1 The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

As of December 31, 2013, the Series did not have post-enactment net capital loss carryforwards.

The capital loss carryover utilized in the current year was $19,830,385.

9.	Subsequent Events

As discussed in Note 1, the Board approved the liquidation of the Series, which occurred on January 24, 2014.

19

Small Cap Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Small Cap Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Notes 1 and 9, the Board of Directors approved the liquidation of the Series, which occurred on January 24, 2014.

New York, New York

February 18, 2014

20

Small Cap Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,504,276 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $37,920,031 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2013 and the short year ended January 24, 2014.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received reduction for the current fiscal year is 100%.

21

Small Cap Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

22

Small Cap Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Small Cap Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-2014)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2011)

HoustonPharma (2000-2008)

Cytos Biotechnology Ltd (2012-present)

24

Small Cap Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

25

Small Cap Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Small Cap Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNSCS-12/13-AR

TECHNOLOGY SERIES
www.manning-napier.com

Technology Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and incrementally improved economic growth prospects, primarily in the developed world, contributed to a more robust risk appetite among investors and helped to propel many equity indices to new all-time highs. While fiscal policy and lingering structural issues in a number of countries continued to act as headwinds for much of the year, the still weak global macroeconomic climate was not enough to deter the renewed and generally broad-based preference for stocks. Broadly speaking, developed market equities outperformed emerging market equities, as the MSCI Emerging Markets index actually finished the year in negative territory. That said, indices in several emerging nations, such as China and India, delivered very strong positive returns during 2013. Amid last year’s encouraging performance, valuations in markets that did well generally rose. As such, returns are likely to be much more modest going forward. In the Advisor’s view, global economic growth should remain slow during 2014, meaning that it will take time for company fundamentals to grow into current stock prices.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Technology Series

Fund Commentary

(unaudited)

Investment Objective

To provide exposure to equity securities of technology companies. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies in technology-based industries, including computer hardware and software, semiconductors, data networking and communications equipment, health care information technology, and alternative energy products and services.

Performance Commentary

U.S. equities delivered strongly positive returns during 2013. To this end, the S&P 500 returned 32.39% during the 12-month period. At a more granular level, the S&P 500 Information Technology Index earned an impressive return of 28.45%. The Technology Series earned positive absolute returns as well, outperforming the benchmarks and returning 34.71% over the course of the year.

During 2013, stock selection drove the Series to outperform the S&P 500 Information Technology Index, while sector allocation also aided relative returns. Regarding stock selection, certain investments in sub-industries including Internet and Catalog Retail, Automobiles, and Internet Software and Services aided relative returns. This was partially offset by certain investments in Computers and Peripherals, Software, and IT Services, which detracted from relative returns. With respect to sub-industry allocation, a significant underweight to Computers and Peripherals compared to the benchmark contributed positively to relative returns. Conversely, an underweight to Semiconductors and Semiconductor Equipment compared to the benchmark challenged relative returns.

Moving forward, the Advisor believes slow growth is the most likely path for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

Effective 01/24/2014, the Technology Series was liquidated.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors.

2

Technology Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Technology Series[3]	34.71%	20.82%	9.10%	4.39%
Standard & Poor’s (S&P) 500 Total Return Index[4]	32.39%	17.95%	7.42%	3.63%
Standard & Poor’s (S&P) 500 Information Technology Index[5]	28.45%	21.92%	7.18%	-1.63%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Technology Series for the ten years ended December 31, 2013 to the S&P 500 Total Return Index and the S&P 500 Information Technology Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Indices are calculated from August 8, 2000, the Series’ current activation date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 1.10%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.10% for the year ended December 31, 2013.

4The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter Market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

5The S&P 500 Information Technology Index is a capitalization-weighted sub-index of the S&P 500 Total Return Index, including only stocks of companies involved in the business of technology related products and services. Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Technology Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13
Actual	$1,000.00	$1,201.60	$5.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Technology Series

Portfolio Composition as of December 31, 2013

(unaudited)

Top Ten Stock Holdings[2]
Qualcomm, Inc.	5.8%	LinkedIn Corp. - Class A	4.3%
EMC Corp.	4.9%	LogMeIn, Inc.	4.1%
Juniper Networks, Inc.	4.8%	Apple, Inc.	4.0%
Electronic Arts, Inc.	4.7%	Monsanto Co.	3.8%
Polycom, Inc.	4.4%	DIRECTV	3.7%

2 As a percentage of total investments.

5

Technology Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 70.0%

Consumer Discretionary - 7.3%
Internet & Catalog Retail - 4.1%
Amazon.com, Inc.*	11,000	$4,386,690
Shutterfly, Inc.*	70,000	3,565,100

		7,951,790

Media - 3.2%
DIRECTV*	92,000	6,356,280

Total Consumer Discretionary		14,308,070

Health Care - 2.9%
Health Care Technology - 2.9%
Cerner Corp.*	102,000	5,685,480

Information Technology - 56.5%
Communications Equipment - 16.0%
F5 Networks, Inc.*	65,000	5,905,900
Juniper Networks, Inc.*	363,000	8,192,910
Polycom, Inc.*	660,770	7,420,447
Qualcomm, Inc.	132,000	9,801,000

		31,320,257

Computers & Peripherals - 7.7%
Apple, Inc.	12,170	6,828,709
EMC Corp.	331,000	8,324,650

		15,153,359

Electronic Equipment, Instruments & Components - 0.2%
Rofin-Sinar Technologies, Inc.*	16,035	433,266

Internet Software & Services - 10.3% eBay, Inc.*	107,000	5,873,230
LinkedIn Corp. - Class A*	33,600	7,285,488
LogMeIn, Inc.*	208,000	6,978,400

		20,137,118

IT Services - 5.3%
Amdocs Ltd. - ADR	142,000	5,856,080
VeriFone Systems, Inc.*	167,000	4,478,940

		10,335,020

Semiconductors & Semiconductor Equipment - 6.1%
Kulicke & Soffa Industries, Inc. (Singapore)*	330,000	4,389,000
Silicon Motion Technology Corp. - ADR (Taiwan)	104,700	1,481,505
Skyworks Solutions, Inc.*	215,000	6,140,400

		12,010,905

Software - 10.9%
AutoNavi Holdings Ltd. - ADR (China)*	259,000	3,690,750

The accompanying notes are an integral part of the financial statements.

6

Technology Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Software (continued)
Electronic Arts, Inc.*	352,200	$8,079,468
Fortinet, Inc.*	261,350	4,999,625
RealPage, Inc.*	195,000	4,559,100

		21,328,943

Total Information Technology		110,718,868

Materials - 3.3%
Chemicals - 3.3%
Monsanto Co.	56,000	6,526,800

TOTAL COMMON STOCKS
(Identified Cost $101,353,068)		137,239,218

SHORT-TERM INVESTMENT - 16.9%

Dreyfus Cash Management, Inc. - Institutional Shares[1], 0.04%
(Identified Cost $33,023,355)	33,023,355	33,023,355

TOTAL INVESTMENTS - 86.9%
(Identified Cost $134,376,423)		170,262,573
OTHER ASSETS, LESS LIABILITIES - 13.1%		25,676,896

NET ASSETS - 100%		$195,939,469

ADR - American Depository Receipt

*Non-income producing security.

1Rate shown is the current yield as of December 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

7

Technology Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $134,376,423) (Note 2)	$170,262,573
Receivable for securities sold	26,228,666
Dividends receivable	19,352
Foreign tax reclaims receivable	8,440

TOTAL ASSETS	196,519,031

LIABILITIES:

Accrued management fees (Note 3)	168,926
Accrued fund accounting and administration fees (Note 3)	11,093
Accrued transfer agent fees (Note 3)	3,758
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	355,214
Other payables and accrued expenses	40,164

TOTAL LIABILITIES	579,562

TOTAL NET ASSETS	$195,939,469

NET ASSETS CONSIST OF:

Capital stock	$137,232
Additional paid-in-capital	140,067,475
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	19,848,564
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	35,886,198

TOTAL NET ASSETS	$195,939,469

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - CLASS A ($195,939,469/13,723,243 shares)	$14.28

The accompanying notes are an integral part of the financial statements.

8

Technology Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $9,381)	$670,465

EXPENSES:

Management fees (Note 3)	1,747,112
Fund accounting and administration fees (Note 3)	46,130
Transfer agent fees (Note 3)	14,794
Directors’ fees (Note 3)	3,761
Chief Compliance Officer service fees (Note 3)	2,407
Custodian fees	11,183
Miscellaneous	97,449

Total Expenses	1,922,836

NET INVESTMENT LOSS	(1,252,371)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY AND FOREIGN CURRENCY:

Net realized gain on-
Investments	33,785,192
Foreign currency and translation of other assets and liabilities	675

33,785,867

Net change in unrealized appreciation (depreciation) on-
Investments	19,501,419
Foreign currency and translation of other assets and liabilities	323

19,501,742

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY AND FOREIGN CURRENCY	53,287,609

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,035,238

The accompanying notes are an integral part of the financial statements.

9

Technology Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment loss	$(1,252,371)	$(1,015,092)
Net realized gain (loss) on investments and foreign currency	33,785,867	(2,932,050)
Net change in unrealized appreciation on investments and foreign currency	19,501,742	17,839,248

Net increase from operations	52,035,238	13,892,106

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net realized gain on investments	(5,269,178)	(6,344,833)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	277,461	2,703,467

Net increase in net assets	47,043,521	10,250,740

NET ASSETS:

Beginning of year	148,895,948	138,645,208

End of year (including accumulated net investment loss of $0 and $0, respectively)	$195,939,469	$148,895,948

The accompanying notes are an integral part of the financial statements.

10

Technology Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.90	$10.33	$11.63	$9.73	$6.01

Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.08)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	3.86	1.13	(1.15)	1.96	3.77

Total from investment operations	3.77	1.05	(1.20)	1.90	3.72

Less distributions to shareholders:
From net realized gain on investments	(0.39)	(0.48)	(0.10)	—	—

Net asset value - End of year	$14.28	$10.90	$10.33	$11.63	$9.73

Net assets - End of year (000’s omitted)	$195,939	$148,896	$138,645	$167,400	$157,731

Total return[2]	34.71%	10.11%	(10.31%)	19.53%	61.90%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	1.10%	1.12%	1.13%	1.12%	1.13%
Net investment loss	(0.72%)	(0.67%)	(0.46%)	(0.58%)	(0.68%)
Portfolio turnover	50%	55%	81%	70%	55%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[3]	0.00%[3]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

11

Technology Series

Notes to Financial Statements

1.	Organization

Technology Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies in technology-based industries.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to advisory clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 100 million have been designated as Technology Series Class A common stock.
Pursuant to approval by the Board of Directors (the “Board”), the Series ceased accepting orders for purchases of capital stock on December 31, 2013 and was liquidated on January 24, 2014.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including corporate bonds, will normally be valued on the basis of evaluated bid prices provided by an independent pricing service. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities

12

Technology Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$14,308,070	$14,308,070	$—	$—
Health Care	5,685,480	5,685,480	—	—
Information Technology	110,718,868	110,718,868	—	—
Materials	6,526,800	6,526,800	—	—
Mutual fund	33,023,355	33,023,355	—	—

Total assets	$170,262,573	$170,262,573	$—	$—

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date

13

Technology Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2010 through December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a

14

Technology Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Advisor has contractually agreed, until at least April 30, 2015, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2013. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $80,354,372 and $134,121,016, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Technology Series were:

	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	940,832	$11,358,774	1,038,900	$11,671,657
Reinvested	375,038	5,194,274	566,953	6,285,210
Repurchased	(1,257,227)	(16,275,587)	(1,364,916)	(15,253,400)

Total	58,643	$277,461	240,937	2,703,467

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

15

Technology Series

Notes to Financial Statements (continued)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series during the year ended December 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Technology Securities

The Series may focus its investments in certain related technology industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating loss reclassification and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2013, amounts were reclassified within the capital accounts to increase Undistributed Net Investment Income and decrease Accumulated Net Realized Gain on Investments by $1,252,371. The reclassification relates to foreign currency gains and losses and net operating losses. Any such reclassifications are not reflected in the financial highlights.

The tax character of the distributions were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Long-term capital gains	5,269,178	6,344,833

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$134,376,423
Unrealized appreciation	36,302,515
Unrealized depreciation	(416,365)

Net unrealized appreciation	$35,886,150

Undistributed ordinary income	2,646,981
Undistributed long-term capital gains	17,201,583

16

Technology Series

Notes to Financial Statements (continued)

10.	Subsequent Events

As discussed in Note 1, the Board approved the liquidation of the Series, which occurred on January 24, 2014.

17

Technology Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Technology Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Technology Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Notes 1 and 10, the Board of Directors approved the liquidation of the Series, which occurred on January 24, 2014.

New York, New York

February 18, 2014

18

Technology Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $659,854 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $49,159,796 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year December 31, 2013 and the short year ended January 24, 2014.

19

Technology Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

20

Technology Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Technology Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-2014)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2011)

HoustonPharma (2000-2008)

Cytos Biotechnology Ltd (2012-present)

22

Technology Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

23

Technology Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

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25

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26

Technology Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNTEC-12/13-AR

REAL ESTATE SERIES
www.manning-napier.com

Real Estate Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and incrementally improved economic growth prospects, primarily in the developed world, contributed to a more robust risk appetite among investors and helped to propel many equity indices to new all-time highs. While fiscal policy and lingering structural issues in a number of countries continued to act as headwinds for much of the year, the still weak global macroeconomic climate was not enough to deter the renewed and generally broad-based preference for stocks. Broadly speaking, developed market equities outperformed emerging market equities, as the MSCI Emerging Markets index actually finished the year in negative territory. That said, indices in several emerging nations, such as China and India, delivered very strong positive returns during 2013. Amid last year’s encouraging performance, valuations in markets that did well generally rose. As such, returns are likely to be much more modest going forward. In the Advisor’s view, global economic growth should remain slow during 2014, meaning that it will take time for company fundamentals to grow into current stock prices.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Real Estate Series

Fund Commentary

(unaudited)

Investment Objective

To provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies that are principally engaged in the U.S. real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry.

Performance Commentary

The MSCI U.S. Real Estate Investment Trust (REIT) Index earned a return of 1.26% during 2013. Over that same time frame, the Real Estate Series Class S earned a positive absolute return of 2.67%, outperforming the benchmark.

The Series’ outperformance over the year was driven by stock selection. More specifically, stock selection in the Data Centers, Lodging REITs & Hotels, and Retail REITs sub-industries contributed positively to relative returns. This was partially offset by the Series’ investments in the Office REITs and Real Estate Operating Companies industries, which detracted from relative returns. Regarding sub-industry allocation, an overweight to Lodging REITs & Hotels and an underweight to Health Care compared to the benchmark aided relative returns. Conversely, an overweight to Data Centers, an underweight to Diversified REITs, and an overweight to Student Housing compared to the benchmark challenged relative returns.

Moving forward, the Advisor believes slow growth is the most likely path for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives. This means taking an active approach to identifying attractively priced investment opportunities and focusing on fundamentals.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including potential loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors. The Real Estate Series is subject to risks associated with the direct ownership of real estate, including the potential for falling real estate prices and the possibility of being highly leveraged; an investment in the Series will be closely linked to the performance of the real estate markets.

2

Real Estate Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Real Estate Series - Class S3	2.67%	14.38%
Manning & Napier Fund, Inc. - Real Estate Series - Class I3,4	2.94%	5.05%
S&P 500 Total Return Index[5]	32.39%	15.95%
MSCI U.S. Real Estate Investment Trust (REIT) Index[5,6]	1.26%	14.69%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Real Estate Series - Class S from its inception1 (11/10/09) to present (12/31/13) to the S&P 500 Total Return Index and the MSCI U.S. REIT Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 10, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 1.12% for Class S and 0.87% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for Class S and 0.87% for Class I for the year ended December 31, 2013.

4For periods prior to the inception of Class I on August 1, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Real Estate Series - Class S.

5The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted, market capitalization-weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investment Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$ 990.60	$5.57	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Class I
Actual	$1,000.00	$ 992.00	$4.32	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38	0.86%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Real Estate Series

Portfolio Composition as of December 31, 2013

(unaudited)

Top Ten Stock Holdings[2]
Simon Property Group, Inc.	6.0%	HCP, Inc.	2.9%
General Growth Properties, Inc.	4.0%	Digital Realty Trust, Inc.	2.6%
Accor S.A. (France)	3.3%	Alexandria Real Estate Equities, Inc.	2.4%
BioMed Realty Trust, Inc.	3.1%	Host Hotels & Resorts, Inc.	2.3%
Kimco Realty Corp.	3.0%	Glimcher Realty Trust	2.3%

2 As a percentage of total investments.

5

Real Estate Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.5%

Consumer Discretionary - 12.3%
Hotels, Restaurants & Leisure - 8.2%
Accor S.A. (France)[1]	143,040	$6,755,789
Hyatt Hotels Corp. - Class A*	82,010	4,056,215
InterContinental Hotels Group plc (United Kingdom)[1]	130,098	4,339,618
Orient-Express Hotels Ltd. - ADR - Class A*	118,320	1,787,815

		16,939,437

Household Durables - 4.1%
DR Horton, Inc.*	126,030	2,812,990
Lennar Corp. - Class A	69,676	2,756,383
Toll Brothers, Inc.*	74,932	2,772,484

		8,341,857

Total Consumer Discretionary		25,281,294

Financials - 84.6%
Real Estate Management & Development - 0.5%
General Shopping Brasil S.A. (Brazil)*	291,000	1,163,137

REITS - Apartments - 15.6%
American Campus Communities, Inc.	94,320	3,038,047
Apartment Investment & Management Co. - Class A	125,610	3,254,555
Associated Estates Realty Corp.	219,738	3,526,795
AvalonBay Communities, Inc.	25,150	2,973,485
Camden Property Trust	49,610	2,821,817
Education Realty Trust, Inc.	184,450	1,626,849
Equity Residential	60,250	3,125,167
Essex Property Trust, Inc.	21,080	3,025,191
Home Properties, Inc.	41,440	2,222,013
Mid-America Apartment Communities, Inc.	51,400	3,122,036
UDR, Inc.	140,440	3,279,274

		32,015,229

REITS - Diversified - 8.4%
Coresite Realty Corp.	127,570	4,106,478
Digital Realty Trust, Inc.	107,592	5,284,919
DuPont Fabros Technology, Inc.	189,182	4,674,687
Weyerhaeuser Co.	102,470	3,234,978

		17,301,062

REITS - Health Care - 9.8%
HCP, Inc.	161,050	5,849,336
Health Care REIT, Inc.	73,200	3,921,324
Healthcare Realty Trust, Inc.	84,090	1,791,958
Healthcare Trust of America, Inc.	282,490	2,779,702
Physicians Realty Trust	135,250	1,723,085

The accompanying notes are an integral part of the financial statements.

6

Real Estate Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
REITS - Health Care (continued)
Ventas, Inc.	70,490	$4,037,667

		20,103,072

REITS - Hotels - 6.7%
Chesapeake Lodging Trust	169,510	4,286,908
Host Hotels & Resorts, Inc.	245,330	4,769,215
Pebblebrook Hotel Trust	151,364	4,655,957

		13,712,080

REITS - Manufactured Homes - 1.4%
Equity Lifestyle Properties, Inc.	78,060	2,828,114

REITS - Office Property - 10.7%
Alexandria Real Estate Equities, Inc.	75,920	4,830,030
BioMed Realty Trust, Inc.	353,337	6,402,466
Boston Properties, Inc.	23,720	2,380,776
Corporate Office Properties Trust	193,214	4,577,240
Mack-Cali Realty Corp.	174,860	3,755,993

		21,946,505

REITS - Regional Malls - 14.1%
CBL & Associates Properties, Inc.	191,020	3,430,719
General Growth Properties, Inc.	405,820	8,144,807
Glimcher Realty Trust	507,210	4,747,486
Simon Property Group, Inc.	80,360	12,227,578
Trade Street Residential, Inc.	58,540	370,558
Trade Street Residential, Inc. - Rights (expire 1/10/2014)*	58,540	17,562

		28,938,710

REITS - Shopping Centers - 8.2%
AmREIT, Inc. - Class B	91,070	1,529,976
Cedar Realty Trust, Inc.	675,648	4,229,556
DDR Corp.	127,482	1,959,398
Federal Realty Investment Trust	29,480	2,989,567
Kimco Realty Corp.	308,020	6,083,395

		16,791,892

REITS - Single Tenant - 4.0%
Agree Realty Corp.	111,390	3,232,538
National Retail Properties, Inc.	118,710	3,600,474
Realty Income Corp.	38,120	1,423,020

		8,256,032

REITS - Storage - 5.2%
CubeSmart	84,450	1,346,133
Extra Space Storage, Inc.	41,150	1,733,649

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
REITS - Storage (continued)
Public Storage	20,000	$3,010,400
Sovran Self Storage, Inc.	72,601	4,731,407

		10,821,589

Total Financials		173,877,422

Industrials - 1.1%
Transportation Infrastructure - 1.1%
Groupe Eurotunnel S.A. (France)[1]	206,440	2,170,368

Information Technology - 0.5%
IT Services - 0.5%
InterXion Holding N.V. - ADR (Netherlands)*	45,440	1,072,838

Utilities - 0.0%**
Electric Utilities - 0.0%**
Prime AET&D Holdings No.1 Ltd (Australia)*[2]	125,000	—

TOTAL COMMON STOCKS
(Identified Cost $177,388,962)		202,401,922

SHORT-TERM INVESTMENT - 1.4%

Dreyfus Cash Management, Inc. - Institutional Shares[3] , 0.04%
(Identified Cost $2,781,756)	2,781,756	2,781,756

TOTAL INVESTMENTS - 99.9%
(Identified Cost $180,170,718)		205,183,678
OTHER ASSETS, LESS LIABILITIES - 0.1%		293,319

NET ASSETS - 100%		$205,476,997

No. - Number

ADR - American Depository Receipt

REITS - Real Estate Investment Trusts

*Non-income producing security.

**Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Security has been valued at fair value as determined in good faith by the Advisor.

3Rate shown is the current yield as of December 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $180,170,718) (Note 2)	$205,183,678
Receivable for securities sold	2,043,446
Dividends receivable	1,028,405
Receivable for fund shares sold	689,192

TOTAL ASSETS	208,944,721

LIABILITIES:

Accrued management fees (Note 3)	131,751
Accrued shareholder services fees (Class S)(Note 3)	35,950
Accrued fund accounting and administration fees (Note 3)	13,193
Accrued transfer agent fees (Note 3)	4,880
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	3,028,110
Payable for fund shares repurchased	220,192
Other payables and accrued expenses	33,241

TOTAL LIABILITIES	3,467,724

TOTAL NET ASSETS	$205,476,997

NET ASSETS CONSIST OF:

Capital stock	$171,931
Additional paid-in-capital	176,738,275
Undistributed net investment income	182,326
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	3,371,505
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	25,012,960

TOTAL NET ASSETS	$205,476,997

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($168,166,537/12,629,834 shares)	$13.32

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($37,310,460/4,563,290 shares)	$8.18

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $63,844)	$5,650,476

EXPENSES:

Management fees (Note 3)	1,565,588
Shareholder services fees (Class S) (Note 3)	432,919
Fund accounting and administration fees (Note 3)	55,989
Transfer agent fees (Note 3)	19,279
Directors’ fees (Note 3)	4,718
Chief Compliance Officer service fees (Note 3)	2,408
Custodian fees	13,525
Miscellaneous	158,113

Total Expenses	2,252,539

NET INVESTMENT INCOME	3,397,937

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments	22,415,769
Foreign currency and translation of other assets and liabilities	8,555

22,424,324

Net change in unrealized depreciation on-
Investments	(20,666,528)
Foreign currency and translation of other assets and liabilities	(266)

(20,666,794)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	1,757,530

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,155,467

The accompanying notes are an integral part of the financial statements.

10

Real Estate Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,397,937	$2,873,154
Net realized gain (loss) on investments and foreign currency	22,424,324	9,630,318
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(20,666,794)	24,019,054

Net increase from operations	5,155,467	36,522,526

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income (Class S)	(2,389,572)	(3,293,301)
From net investment income (Class I)	(861,626)	(782,269)
From net realized gain on investments (Class S)	(15,654,458)	(6,086,539)
From net realized gain on investments (Class I)	(5,342,785)	(1,381,511)

Total distributions to shareholders	(24,248,441)	(11,543,620)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	27,275,985	5,162,387

Net increase in net assets	8,183,011	30,141,293

NET ASSETS:

Beginning of year	197,293,986	167,152,693

End of year (including undistributed net investment income of $182,326 and distributions in excess of net investment income of $933,809, respectively)	$205,476,997	$197,293,986

The accompanying notes are an integral part of the financial statements.

11

Real Estate Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED				FOR THE PERIOD 11/10/09[1] TO 12/31/09
	12/31/13	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$14.57	$12.65	$12.58	$10.61	$10.00

Income from investment operations:
Net investment income[2]	0.24	0.21	0.15	0.12	0.02
Net realized and unrealized gain on investments	0.10	2.54	0.49	2.44	0.62

Total from investment operations	0.34	2.75	0.64	2.56	0.64

Less distributions to shareholders:
From net investment income	(0.21)	(0.29)	(0.15)	(0.12)	(0.02)
From net realized gain on investments	(1.38)	(0.54)	(0.42)	(0.47)	(0.01)

Total distributions to shareholders	(1.59)	(0.83)	(0.57)	(0.59)	(0.03)

Net asset value - End of period	$13.32	$14.57	$12.65	$12.58	$10.61

Net assets - End of period (000’s omitted)	$168,167	$170,898	$167,153	$89,136	$69,179

Total return[3]	2.67%	21.93%	5.29%	24.40%	6.36%
Ratios (to average net assets) /Supplemental Data:
Expenses**	1.12%	1.10%	1.18%	1.20%	1.20%[4]
Net investment income	1.57%	1.49%	1.21%	1.02%	1.43%[4]
Portfolio turnover	40%	14%	34%	34%	3%

*Effective August 1, 2012, the shares of the Series have been designated as Class S.
**For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.01%	0.38%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

12

Real Estate Series

Financial Highlights - Class I

	FOR THE YEAR ENDED 12/31/13	FOR THE PERIOD 8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.55	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.19	0.08
Net realized and unrealized gain (loss) on investments	0.04	0.32

Total from investment operations	0.23	0.40

Less distributions to shareholders:
From net investment income	(0.22)	(0.31)
From net realized gain on investments	(1.38)	(0.54)

Total distributions to shareholders	(1.60)	(0.85)

Net asset value - End of period	$8.18	$9.55

Net assets - End of period (000’s omitted)	$37,310	$26,396

Total return[3]	2.94%	4.16%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.87%	0.87%[4]
Net investment income	1.88%	1.95%[4]
Portfolio turnover	40%	14%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

13

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. The series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 100 million have been designated as Real Estate Series Class S common stock and 100 million have been designated as Real Estate Series Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,

14

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$25,281,294	$14,185,887	$11,095,407	$—
Financials	173,877,422	173,877,422	—	—
Industrials	2,170,368	—	2,170,368	—
Information Technology	1,072,838	1,072,838	—	—
Utilities	—	—	—	—	*
Mutual fund	2,781,756	2,781,756	—	—

Total assets	$205,183,678	$191,917,903	$13,265,775	$—

*Prime AET&D Holdings No.1 Ltd. is a Level 3 security as of December 31, 2013. However, there is no value for this security reported in the financial statements. There was no activity in this security for the year ended December 31, 2013.

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

15

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2010 through December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

16

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2015, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.95% of average daily net assets. The Advisor did not waive any fees for the year ended December 31, 2013. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $87,888,887 and $81,286,882, respectively. There were no purchases or sales of U.S. Government securities.

17

Real Estate Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of Real Estate Series were:

CLASS S	FOR THE YEAR ENDED 12/31/2013		FOR THE YEAR ENDED 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,431,034	$21,346,726	942,190	$13,440,671
Reinvested	1,348,479	17,696,259	641,521	9,205,525
Repurchased	(1,881,551)	(28,467,869)	(3,067,077)	(45,004,040)

Total	897,962	$10,575,116	(1,483,366)	$(22,357,844)

CLASS I	FOR THE YEAR ENDED 12/31/13		FOR THE PERIOD 8/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,281,689	$12,800,012	2,540,161	$25,408,795
Reinvested	724,906	5,877,560	225,474	2,125,283
Repurchased	(207,583)	(1,976,703)	(1,357)	(13,847)

Total	1,799,012	$16,700,869	2,764,278	$27,520,231

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales and investments in passive

18

Real Estate Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

foreign investment companies (PFICs) and real estate investment trusts (REITs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2013, $969,396 was reclassified within the capital accounts to increase Undistributed Net Investment Income and decrease Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Ordinary income	$4,362,646	$5,584,073
Long-term capital gains	19,885,795	5,959,547

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$180,232,978
Unrealized appreciation	31,215,955
Unrealized depreciation	(6,265,255)

Net unrealized appreciation	$24,950,700

Undistributed ordinary income	$182,326
Undistributed long-term gains	$3,759,321
Qualified late-year losses[1]	$325,556

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

19

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Real Estate Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 18, 2014

20

Real Estate Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $802,025 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 0.24%, or if different, the maximum allowable under tax law.

The Series designates $23,645,116 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2013.

21

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

22

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
HoustonPharma (2000-2008)
Cytos Biotechnology Ltd (2012-present)

24

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) -
McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

25

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNRES-12/13-AR

INTERNATIONAL SERIES
www.manning-napier.com

International Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and incrementally improved economic growth prospects, primarily in the developed world, contributed to a more robust risk appetite among investors and helped to propel many equity indices to new all-time highs. While fiscal policy and lingering structural issues in a number of countries continued to act as headwinds for much of the year, the still weak global macroeconomic climate was not enough to deter the renewed and generally broad-based preference for stocks. Broadly speaking, developed market equities outperformed emerging market equities, as the MSCI Emerging Markets index actually finished the year in negative territory. That said, indices in several emerging nations, such as China and India, delivered very strong positive returns during 2013. Amid last year’s encouraging performance, valuations in markets that did well generally rose. As such, returns are likely to be much more modest going forward. In the Advisor’s view, global economic growth should remain slow during 2014, meaning that it will take time for company fundamentals to grow into current stock prices.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

International Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth by investing principally in common stock of companies located outside the U.S., which may include investments of any market capitalization in developed and emerging markets. In managing the Series, a “top-down” approach is implemented to examine economic trends and industry-specific factors in order to identify investment opportunities such as those being created by economic and political changes taking place around the world.

Performance Commentary

Global equity markets delivered positive absolute performance during 2013. Over the course of the year, the MSCI ACWI ex USA Index returned 15.29%. The International Series Class S generated positive absolute returns over the 12-month period as well, returning 19.69%, and outperforming the benchmark. Importantly, the Series also continues to outperform the benchmark over the current international stock market cycle, which began on April 1, 2003.

On the year, the Series’ outperformance relative to ACWIxUS was the result of favorable stock selection and country allocation decisions. With respect to country allocations, prominent positive contributors to relative returns included the Series’ overweight to Germany compared to the benchmark and lack of exposure to both Canada and Australia. In contrast, the Series’ overweight to Brazil, Korea, and India compared to the benchmark detracted from relative returns. In terms of stock selection, the total impact of selections in France, Korea, and Spain aided relative performance. This was offset to a small degree by stock selection in Japan, Germany, and China, which detracted from relative returns.

At the sector level, stock selection in Information Technology, Financials, and Materials contributed positively to relative returns. Conversely, certain selections in Consumer Discretionary and Industrials challenged relative returns. With regard to sector allocation, an underweight to Materials and an underweight to Energy compared to the benchmark aided relative returns while an overweight to Consumer Staples and an underweight to Financials compared to the benchmark detracted from relative returns.

Moving forward, the Advisor believes slow growth is the most likely path for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives. This means taking an active approach to identifying attractively priced investment opportunities and focusing on fundamentals.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

International Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - International Series - Class S3	19.69%	12.68%	8.41%	8.90%
Manning & Napier Fund, Inc. - International Series - Class I3,4	19.97%	12.79%	8.46%	8.92%
Standard & Poor’s (S&P) 500 Total Return Index[5]	32.39%	17.95%	7.42%	9.41%
MSCI ACWI ex USA Index[6]	15.29%	12.81%	7.57%	6.87%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series - Class S for the ten years ended December 31, 2013 to the S&P 500 Total Return Index and the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Class S inception date. Prior to 2001, the MSCI ACWI ex USA Index only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for Class S and 0.88% for Class I for the year ended December 31, 2013.

4For periods prior to the inception of Class I on March 15, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - International Series - Class S.

5The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 43 developed and emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

International Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,180.60	$6.05	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,181.70	$4.67	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

International Series

Portfolio Composition as of December 31, 2013

(unaudited)

5

International Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.8%

Consumer Discretionary - 13.7%
Auto Components - 2.6%
F.C.C. Co. Ltd. (Japan)[1]	158,000	$3,150,474
Hankook Tire Co. Ltd. (South Korea)[1]	145,591	8,389,100
Musashi Seimitsu Industry Co. Ltd. (Japan)[1]	168,000	3,636,936
Nissin Kogyo Co. Ltd. (Japan)[1]	226,000	4,792,750

		19,969,260

Automobiles - 0.8%
Hero Motocorp Ltd. (India)[1]	87,000	2,921,623
Maruti Suzuki India Ltd. (India)[1]	124,940	3,569,445

		6,491,068

Hotels, Restaurants & Leisure - 0.7%
Indian Hotels Co. Ltd. (India)[1]	5,361,450	5,352,349

Household Durables - 0.9%
LG Electronics, Inc. (South Korea)[1]	74,000	4,784,913
Rodobens Negocios Imobiliarios S.A. (Brazil)	367,000	2,037,809

		6,822,722

Leisure Equipment & Products - 0.5%
Nikon Corp. (Japan)[1]	224,000	4,280,803

Media - 3.1%
Mediaset Espana Comunicacion S.A. (Spain)*[1]	678,600	7,840,274
Reed Elsevier plc - ADR (United Kingdom)	60,311	3,621,676
Societe Television Francaise 1 (France)[1]	297,000	5,723,713
ZON OPTIMUS SGPS S.A. (Portugal)[1]	945,000	7,025,478

		24,211,141

Specialty Retail - 3.0%
Belle International Holdings Ltd. (Hong Kong)[1]	4,300,000	4,995,578
Groupe Fnac S.A. (France)*[1]	3,891	127,621
Hennes & Mauritz AB - Class B (Sweden)[1]	129,000	5,941,285
Komeri Co. Ltd. (Japan)[1]	188,800	4,822,723
SA SA International Holdings Ltd. (Hong Kong)[1]	6,540,000	7,681,820

		23,569,027

Textiles, Apparel & Luxury Goods - 2.1%
Daphne International Holdings Ltd. (China)[1]	6,600,000	2,975,586
Hugo Boss AG (Germany)[1]	47,000	6,694,060
Kering (France)[1]	31,130	6,580,302

		16,249,948

Total Consumer Discretionary		106,946,318

The accompanying notes are an integral part of the financial statements.

6

International Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples - 20.4%
Beverages - 6.3%
AMBEV S.A. - ADR (Brazil)	1,350,000	$9,922,500
Carlsberg A/S - Class B (Denmark)[1]	80,000	8,852,301
Diageo plc (United Kingdom)[1]	322,810	10,697,517
Kirin Holdings Co. Ltd. (Japan)[1]	600,000	8,640,880
Tsingtao Brewery Co. Ltd. - Class H (China)[1]	1,300,000	11,016,668

		49,129,866

Food & Staples Retailing - 4.1%
Carrefour S.A. (France)[1]	169,962	6,746,384
Casino Guichard-Perrachon S.A. (France)[1]	34,170	3,942,756
Dairy Farm International Holdings Ltd. (Hong Kong)[1]	681,300	6,472,350
Tesco plc (United Kingdom)[1]	1,217,410	6,760,721
Wal-Mart de Mexico SAB de CV - Class V (Mexico)	2,946,000	7,730,246

		31,652,457

Food Products - 6.4%
Barry Callebaut AG (Switzerland)[1]	4,400	5,529,156
Charoen Pokphand Foods PCL (Thailand)[1]	3,841,800	3,753,851
Danone (France)[1]	107,012	7,720,081
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)	2,604,000	8,017,524
Nestle S.A. (Switzerland)[1]	105,220	7,711,580
Unilever plc - ADR (United Kingdom)	420,230	17,313,476

		50,045,668

Household Products - 1.7%
Reckitt Benckiser Group plc (United Kingdom)[1]	164,270	13,048,996

Personal Products - 0.8%
Kao Corp. (Japan)[1]	188,000	5,918,584

Tobacco - 1.1%
Gudang Garam Tbk PT (Indonesia)[1]	730,000	2,524,863
Swedish Match AB (Sweden)[1]	191,000	6,140,860

		8,665,723

Total Consumer Staples		158,461,294

Energy - 3.3%
Energy Equipment & Services - 0.9%
Saipem S.p.A. (Italy)[1]	317,000	6,798,296

Oil, Gas & Consumable Fuels - 2.4%
Petroleo Brasileiro S.A. - ADR (Brazil)	240,000	3,525,600
Royal Dutch Shell plc - Class B (Netherlands)[1]	88,430	3,335,612
Royal Dutch Shell plc - Class B - ADR (Netherlands)	87,780	6,593,156

The accompanying notes are an integral part of the financial statements.

7

International Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Statoil ASA (Norway)[1]	237,000	$5,763,014

		19,217,382

Total Energy		26,015,678

Financials - 9.2%
Capital Markets - 1.2%
Daiwa Securities Group, Inc. (Japan)[1]	830,000	8,312,906
OSK Holdings Berhad (Malaysia)[1]	2,141,737	1,079,582

		9,392,488

Commercial Banks - 2.2%
Hong Leong Financial Group Berhad (Malaysia)[1]	1,462,800	6,922,471
Sumitomo Mitsui Trust Holdings, Inc. (Japan)[1]	1,907,000	10,090,347

		17,012,818

Insurance - 4.3%
Allianz SE (Germany)[1]	40,870	7,353,592
AXA S.A. (France)[1]	211,372	5,886,230
Mapfre S.A. (Spain)[1]	1,877,000	8,051,204
Muenchener Rueckversicherungs AG (MunichRe) (Germany)[1]	40,610	8,957,382
Zurich Insurance Group AG (Switzerland)[1]	10,500	3,045,673

		33,294,081

Real Estate Investment Trusts (REITS) - 0.9%
Alstria Office REIT AG (Germany)[1]	595,480	7,497,363

Thrifts & Mortgage Finance - 0.6%
Aareal Bank AG (Germany)*[1]	115,790	4,594,377

Total Financials		71,791,127

Health Care - 10.9%
Health Care Equipment & Supplies - 1.6%
Carl Zeiss Meditec AG (Germany)[1]	232,000	7,746,198
Straumann Holding AG (Switzerland)[1]	25,776	4,835,902

		12,582,100

Health Care Providers & Services - 2.0%
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	200,000	7,116,000
Odontoprev S.A. (Brazil)	726,000	3,024,936
Qualicorp S.A. (Brazil)*	529,000	5,045,035

		15,185,971

Life Sciences Tools & Services - 0.5%
Gerresheimer AG (Germany)[1]	58,000	4,063,781

Pharmaceuticals - 6.8%
AstraZeneca plc (United Kingdom)[1]	27,960	1,658,790

The accompanying notes are an integral part of the financial statements.

8

International Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Pharmaceuticals (continued)
AstraZeneca plc - ADR (United Kingdom)	229,150	$13,604,635
Bayer AG (Germany)[1]	100,000	14,041,118
GlaxoSmithKline plc (United Kingdom)[1]	172,980	4,621,613
Novartis AG - ADR (Switzerland)	49,000	3,938,620
Shire plc (Ireland)[1]	195,160	9,197,390
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	140,000	5,611,200

		52,673,366

Total Health Care		84,505,218

Industrials - 16.2%
Airlines - 0.8%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)*	1,430,000	6,535,100

Commercial Services & Supplies - 1.7%
Aggreko plc (United Kingdom)[1]	258,600	7,334,095
Taiwan Secom Co. Ltd. (Taiwan)[1]	777,210	1,951,610
Tomra Systems ASA (Norway)[1]	413,280	3,849,821

		13,135,526

Construction & Engineering - 0.7%
Larsen & Toubro Ltd. (India)[1]	309,405	5,366,260

Electrical Equipment - 3.9%
ABB Ltd. (Asea Brown Boveri) - ADR (Switzerland)	342,000	9,083,520
Alstom S.A. (France)[1]	295,560	10,778,093
Bharat Heavy Electricals Ltd. (India)[1]	150,400	431,191
Schneider Electric S.A. (France)[1]	66,000	5,757,963
Teco Electric and Machinery Co. Ltd. (Taiwan)[1]	4,084,000	4,691,599

		30,742,366

Industrial Conglomerates - 4.2%
Siemens AG (Germany)[1]	237,600	32,579,513

Machinery - 3.0%
Andritz AG (Austria)[1]	123,000	7,708,327
FANUC Corp. (Japan)[1]	71,000	13,010,087
Jain Irrigation Systems Ltd. (India)[1]	2,125,900	2,502,060
Jain Irrigation Systems Ltd. - DVR (India)[1]	44,872	23,831

		23,244,305

Professional Services - 1.0%
Experian plc (United Kingdom)[1]	405,980	7,499,445

Trading Companies & Distributors - 0.9%
Mills Estruturas e Servicos de Engenharia S.A. (Brazil)	519,400	7,265,105

Total Industrials		126,367,620

The accompanying notes are an integral part of the financial statements.

9

International Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology - 16.4%
Communications Equipment - 3.5%
Alcatel-Lucent - ADR (France)	6,160,000	$27,104,000

Electronic Equipment, Instruments & Components - 3.9%
Hitachi Ltd. (Japan)[1]	3,060,660	23,206,390
Keyence Corp. (Japan)[1]	17,209	7,368,642

		30,575,032

Internet Software & Services - 1.3%
NetEase, Inc. - ADR (China)	55,000	4,323,000
Tencent Holdings Ltd. (China)[1]	88,400	5,660,029

		9,983,029

Office Electronics - 0.4%
Canon, Inc. (Japan)[1]	95,000	3,031,297

Semiconductors & Semiconductor Equipment - 2.1%
Samsung Electronics Co. Ltd. (South Korea)[1]	12,260	15,975,360

Software - 5.2%
Aveva Group plc (United Kingdom)[1]	96,562	3,466,030
SAP AG (Germany)[1]	239,440	20,764,710
Temenos Group AG (Switzerland)[1]	307,000	8,682,413
Totvs S.A. (Brazil)	487,000	7,629,340

		40,542,493

Total Information Technology		127,211,211

Materials - 3.5%
Chemicals - 3.5%
BASF SE (Germany)[1]	76,100	8,122,483
Linde AG (Germany)[1]	92,500	19,368,285

Total Materials		27,490,768

Telecommunication Services - 3.2%
Diversified Telecommunication Services - 3.2%
Telefonica S.A. - ADR (Spain)	707,000	11,552,380
Telenor ASA - ADR (Norway)[2]	184,380	13,196,077

Total Telecommunication Services		24,748,457

TOTAL COMMON STOCKS
(Identified Cost $619,250,760)		753,537,691

The accompanying notes are an integral part of the financial statements.

10

International Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 3.1%
Dreyfus Cash Management, Inc. - Institutional Shares[3] , 0.04%,
(Identified Cost $23,771,483)	23,771,483	$23,771,483

TOTAL INVESTMENTS - 99.9%
(Identified Cost $643,022,243)		777,309,174
OTHER ASSETS, LESS LIABILITIES - 0.1%		1,075,821

NET ASSETS - 100%		$778,384,995

ADR - American Depository Receipt

DVR - Differential Voting Rights

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Latest quoted sales price is not available and the latest quoted bid price was used to value the security.

3Rate shown is the current yield as of December 31, 2013.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

Germany 19.1%; Japan 12.9%; United Kingdom 11.5%; France 10.3%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

11

International Series

Statement of Assets & Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $643,022,243) (Note 2)	$777,309,174
Foreign currency (identified cost $117,863)	117,475
Foreign tax reclaims receivable	1,335,581
Receivable for fund shares sold	960,522
Dividends receivable	584,927

TOTAL ASSETS	780,307,679

LIABILITIES:
Accrued management fees (Note 3)	480,623
Accrued shareholder services fees (Class S) (Note 3)	137,169
Accrued foreign capital gains tax (Note 2)	84,516
Accrued transfer agent fees (Note 3)	54,315
Accrued fund accounting and administration fees (Note 3)	31,843
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	906,531
Custodian fees payable	101,216
Other payables and accrued expenses	126,064

TOTAL LIABILITIES	1,922,684

TOTAL NET ASSETS	$778,384,995

NET ASSETS CONSIST OF:

Capital stock	$760,285
Additional paid-in-capital	641,767,108
Distributions in excess of net investment income	(76,564)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	1,700,852
Net unrealized appreciation on investments (net of foreign capital gains tax of $84,516), foreign currency and translation of other assets and liabilities	134,233,314

TOTAL NET ASSETS	$778,384,995

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($637,598,475/ 64,348,971 shares)	$9.91

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($140,786,520/ 11,679,501 shares)	$12.05

The accompanying notes are an integral part of the financial statements.

12

International Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,795,512)	$16,492,633

EXPENSES:

Management fees (Note 3)	5,351,642
Shareholder services fees (Class S)(Note 3)	1,473,341
Transfer agent fees (Note 3)	219,336
Fund accounting and administration fees (Note 3)	117,838
Directors’ fees (Note 3)	25,036
Chief Compliance Officer service fees (Note 3)	2,407
Custodian fees	280,819
Miscellaneous	306,232

Total Expenses	7,776,651
Less reduction of expenses (Note 3)	(238,116)

Net Expenses	7,538,535

NET INVESTMENT INCOME	8,954,098

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	35,963,948
Foreign currency and translation of other assets and liabilities	(2,322,105)

33,641,843

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $3,916)	88,236,560
Foreign currency and translation of other assets and liabilities	46,073

88,282,633

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	121,924,476

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,878,574

The accompanying notes are an integral part of the financial statements.

13

International Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$8,954,098	$8,155,713
Net realized gain (loss) on investments and foreign currency	33,641,843	(1,401,057)
Net change in unrealized appreciation on investments and foreign currency	88,282,633	79,568,578

Net increase from operations	130,878,574	86,323,234

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(7,362,656)	(6,468,512)
From net investment income (Class I)	(1,425,204)	(965,618)
From return of capital (Class S)	—	(577,095)
From return of capital (Class I)	—	(86,357)
From net realized gain on investments (Class S)	(22,749,988)	—
From net realized gain on investments (Class I)	(4,129,609)	—

Total distributions to shareholders	(35,667,457)	(8,097,582)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	21,639,838	70,041,655

Net increase in net assets	116,850,955	148,267,307

NET ASSETS:

Beginning of year	661,534,040	513,266,733

End of year (including distributions in excess of net investment income of $ 76,564 and $79,897, respectively)	$778,384,995	$661,534,040

The accompanying notes are an integral part of the financial statements.

14

International Series

Financial Highlights - Class S

	FOR THE YEARS ENDED
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.70	$7.61	$8.85	$8.39	$6.57

Income (loss) from investment operations:
Net investment income[1]	0.11	0.10	0.13	0.14	0.14
Net realized and unrealized gain (loss) on investments	1.59	1.10	(1.26)	0.86	2.10

Total from investment operations	1.70	1.20	(1.13)	1.00	2.24

Less distributions to shareholders:
From net investment income	(0.12)	(0.10)	(0.10)	(0.19)	(0.16)
From return of capital	—	(0.01)	—	—	—
From net realized gain on investments	(0.37)	—	(0.01)	(0.35)	(0.26)

Total distributions to shareholders	(0.49)	(0.11)	(0.11)	(0.54)	(0.42)

Net asset value - End of year	$9.91	$8.70	$7.61	$8.85	$8.39

Net assets - End of year (000’s omitted)	$637,598	$565,609	$513,267	$317,199	$267,100

Total return[2]	19.69%	15.78%	(12.82%)	12.04%	34.23%
Ratios (to average net assets) /Supplemental Data:
Expenses*	1.10%	1.10%	1.16%	1.15%	1.15%
Net investment income	1.21%	1.30%	1.49%	1.68%	1.90%
Portfolio turnover	22%	22%	7%	13%	17%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

	0.03%	0.07%	N/A	0.00%[3]	0.00%[3]
1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

15

International Series

Financial Highlights - Class I

	FOR THE YEAR ENDED 12/31/13	FOR THE PERIOD 3/15/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.47	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.17	0.13
Net realized and unrealized gain (loss) on investments	1.91	0.46

Total from investment operations	2.08	0.59

Less distributions to shareholders:
From net investment income	(0.13)	(0.11)
From return of capital	—	(0.01)
From net realized gain on investments	(0.37)	—

Total distributions to shareholders	(0.50)	(0.12)

Net asset value - End of period	$12.05	$10.47

Net assets - End of period (000’s omitted)	$140,787	$95,925

Total return[3]	19.97%	5.88%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%[4]
Net investment income	1.48%	1.67%[4]
Portfolio turnover	22%	22%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

	0.03%	0.09%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

International Series

Notes to Financial Statements

1.	Organization

International Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 250 million have been designated as International Series Class S common stock and 100 million have been designated as International Series Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2

17

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$106,946,318	$5,659,485	$101,286,833	$—
Consumer Staples	158,461,294	42,983,746	115,477,548	—
Energy	26,015,678	10,118,756	15,896,922	—
Financials	71,791,127	—	71,791,127	—
Health Care	84,505,218	38,340,426	46,164,792	—
Industrials	126,367,620	22,883,725	103,483,895	—
Information Technology	127,211,211	39,056,340	88,154,871	—
Materials	27,490,768	—	27,490,768	—
Telecommunication Services	24,748,457	11,552,380	13,196,077	—
Mutual fund	23,771,483	23,771,483	—	—

Total assets	$777,309,174	$194,366,341	$582,942,833	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

18

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. During the period of March 27, 2013 through April 24, 2013, the period for which foreign currency contracts were held, the average volume of derivative activity (measured in terms of the notional amount) was $111,171,793.

The following table presents the effect of the derivative instruments on the Statement of Operations at December 31, 2013:

STATEMENT OF OPERATIONS
Derivative
Foreign forward currency exchange contracts	Net realized gain (loss) on foreign currency and translation of other assets and liabilities	$(1,955,099)

As of December 31, 2013, no investments in forward foreign currency exchange contracts were held by the Series.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2010 through December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2015, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of

20

International Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

each share class’ shareholder services fee, at no more than 0.85% of average daily net assets. Accordingly, the Advisor waived fees of $238,116 for the year ended December 31, 2013, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $175,785,312 and $149,390,223, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of International Series were:

CLASS S	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	9,583,708	$89,035,777	26,541,777	$213,267,622
Reinvested	2,944,222	28,235,088	763,100	6,598,467
Repurchased	(13,224,923)	(122,886,151)	(29,704,876)	(240,426,328)

Total	(696,993)	$(5,615,286)	(2,399,999)	$(20,560,239)

CLASS I	FOR THE YEAR ENDED 12/31/13		FOR THE PERIOD 3/15/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,434,084	$37,575,957	9,564,837	$94,375,423
Reinvested	472,352	5,507,628	101,087	1,051,975
Repurchased	(1,390,417)	(15,828,461)	(502,442)	(4,825,504)

Total	2,516,019	$27,255,124	9,163,482	$90,601,894

Approximately 50% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

21

International Series

Notes to Financial Statements (continued)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, qualified late-year losses and investments in passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2013, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $6,845, reduce Distributions in Excess of Net Investment Income by $162,905 and increase Accumulated Net Realized Gain on Investments by $169,750. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Ordinary income	$9,740,963	$7,434,130
Return of capital	—	663,452
Long-term capital gains	25,926,494	—

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$645,314,566
Unrealized appreciation	180,645,523
Unrealized depreciation	(48,650,915)

Net unrealized appreciation	$131,994,608

Undistributed long-term capital gains	$3,934,058
Qualified late-year losses[1]	$17,447

1 The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

During the year ended December 31, 2013, the Series utilized post-enactment capital loss carryforwards of $2,997,938.

22

International Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 18, 2014

23

International Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $15,676,277 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2013. The Series had $18,271,918 in foreign source income and paid foreign taxes of $1,171,191.

The Series designates $29,860,552 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2013.

24

International Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

25

International Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

International Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-2014)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2011)

HoustonPharma (2000-2008)

Cytos Biotechnology Ltd (2012-present)

27

International Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

28

International Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

International Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNINT-12/13-AR

WORLD OPPORTUNITIES SERIES
www.manning-napier.com

World Opportunities Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and incrementally improved economic growth prospects, primarily in the developed world, contributed to a more robust risk appetite among investors and helped to propel many equity indices to new all-time highs. While fiscal policy and lingering structural issues in a number of countries continued to act as headwinds for much of the year, the still weak global macroeconomic climate was not enough to deter the renewed and generally broad-based preference for stocks. Broadly speaking, developed market equities outperformed emerging market equities, as the MSCI Emerging Markets index actually finished the year in negative territory. That said, indices in several emerging nations, such as China and India, delivered very strong positive returns during 2013. Amid last year’s encouraging performance, valuations in markets that did well generally rose. As such, returns are likely to be much more modest going forward. In the Advisor’s view, global economic growth should remain slow during 2014, meaning that it will take time for company fundamentals to grow into current stock prices.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

World Opportunities Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

Global equity markets delivered positive absolute performance during 2013. Over the course of the year, the MSCI ACWI ex USA Index returned 15.29%. The World Opportunities Series generated positive absolute returns over the 12-month period as well, returning 18.79%, and outperforming its benchmark. Importantly, the Series continues to outperform the benchmark over the current international stock market cycle, which began on April 1, 2003.

For the year, stock selection drove the Series to outperform ACWIxUS; the aggregate impact of sector allocation detracted from relative returns. Regarding stock selection, certain investments in Materials, Information Technology, and Consumer Discretionary aided relative returns. Conversely, certain investments in Energy challenged relative returns during the year. With regard to sector allocation, an overweight to Energy and Consumer Staples compared to the benchmark detracted from relative returns, while an overweight to Consumer Discretionary and Health Care compared to the benchmark, and a lack of exposure to Utilities, contributed positively to relative returns.

At a country-level, country allocation decisions aided relative returns, as did stock selection. More specifically, an overweight to France and the Netherlands compared to the benchmark, as well as stock selection in China and the United Kingdom, contributed positively to relative returns. Conversely, stock selection in Canada and Japan detracted from relative returns. An underweight to Japan and an overweight to Brazil compared to the benchmark also challenged relative returns during the year. Regionally, an underweight to Emerging Markets and an overweight to Europe and the Middle East compared to the benchmark aided relative returns, as did stock selection in both regions. Stock selection in the Pacific region detracted from relative returns.

Moving forward, the Advisor believes slow growth is the most likely path for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives. This means taking an active approach to identifying attractively priced investment opportunities and focusing on fundamentals.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

World Opportunities Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - World Opportunities Series[3]	18.79%	12.46%	8.78%	9.05%
MSCI ACWI ex USA Index[4]	15.29%	12.81%	7.57%	5.74%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series for the ten years ended December 31, 2013 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 6, 1996, the Series’ inception date. Prior to 2001, the MSCI ACWI ex USA Index only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1996.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 1.07%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for the year ended December 31, 2013.

4The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 43 developed and emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

World Opportunities Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13
Actual	$1,000.00	$1,145.10	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.07%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

World Opportunities Series

Portfolio Composition as of December 31, 2013

(unaudited)

Country Allocation[1]

Cash, short-term investment, and liabilities, less other assets - 1.6%
Miscellaneous[2] - 2.8%
United States - 5.6%
United Kingdom - 16.3%
Thailand - 1.0%
Switzerland - 6.8%
Russia - 1.2%
Norway - 3.4%
Netherlands - 3.8%
Mexico - 2.3%
Japan - 4.9%
Ireland - 3.7%
Germany - 7.0%
France - 14.6%
Denmark - 3.3%
China - 3.7%
Canada - 9.0%
Brazil - 3.9%
Belgium - 2.8%
Australia - 2.3%

[1]As a percentage of net assets

[2]Miscellaneous

- Chile 0.7%
- Greece 0.2%
- Hong Kong 0.2%
- South Africa 0.9%
- Spain 0.3%
- Sweden 0.5%

Sector Allocation[3]

Cash, short-term investment, and liabilities, less other assets - 1.6%
Telecommunication Services - 5.0%
Materials - 10.8%
Information Technology - 5.2%
Industrials - 10.7%
Health Care - 10.6%
Financials - 2.8%
Energy - 16.2%
Consumer Staples - 22.1%
Consumer Discretionary - 15.0%

[3]As a percentage of net assets.

5

World Opportunities Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.4%

Consumer Discretionary - 15.0%
Automobiles - 1.7%
Toyota Motor Corp. (Japan)[1]	2,159,700	$131,687,899

Diversified Consumer Services - 0.8%
Anhanguera Educacional Participacoes S.A. (Brazil)	10,061,040	63,541,166

Hotels, Restaurants & Leisure - 2.9%
Accor S.A. (France)[1]	4,899,120	231,385,761

Internet & Catalog Retail - 0.6%
Ocado Group plc (United Kingdom)*[1]	6,525,039	47,857,572

Media - 4.8%
British Sky Broadcasting Group plc (United Kingdom)[1]	15,070,270	210,626,396
Grupo Televisa S.A.B. - ADR (Mexico)	1,456,427	44,071,481
ProSiebenSat.1 Media AG (Germany)[1]	971,860	48,258,772
Societe Television Francaise 1 (France)[1]	4,064,310	78,326,416

		381,283,065

Multiline Retail - 1.0%
Marks & Spencer Group plc (United Kingdom)[1]	10,731,120	77,059,362

Specialty Retail - 1.0%
Kingfisher plc (United Kingdom)[1]	12,254,984	78,236,706

Textiles, Apparel & Luxury Goods - 2.2%
Adidas AG (Germany)[1]	855,670	109,113,663
Lululemon Athletica, Inc. (United States)*	1,152,330	68,022,040

		177,135,703

Total Consumer Discretionary		1,188,187,234

Consumer Staples - 22.1%
Beverages - 6.0%
AMBEV S.A. - ADR (Brazil)	16,522,250	121,438,537
Anheuser-Busch InBev N.V. (Belgium)[1]	1,283,990	136,535,210
Carlsberg A/S - Class B (Denmark)[1]	767,750	84,954,427
SABMiller plc (United Kingdom)[1]	2,509,850	129,195,362

		472,123,536

Food & Staples Retailing - 6.9%
Carrefour S.A. (France)[1]	5,026,155	199,505,593
Distribuidora Internacional de Alimentacion S.A. (Spain)[1]	2,641,760	23,654,193
Koninklijke Ahold N.V. (Netherlands)[1]	3,325,130	59,756,607
Tesco plc (United Kingdom)[1]	47,825,050	265,589,932

		548,506,325

Food Products - 6.8%
Charoen Pokphand Foods PCL (Thailand)[1]	78,680,260	76,879,052
Danone (France)[1]	2,271,860	163,896,972
Nestle S.A. (Switzerland)[1]	2,305,740	168,987,825

The accompanying notes are an integral part of the financial statements.

6

World Opportunities Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Food Products (continued)
Unilever plc - ADR (United Kingdom)	3,101,231	$127,770,717

		537,534,566

Personal Products - 0.8%
Beiersdorf AG (Germany)[1]	646,756	65,571,374

Tobacco - 1.6%
Imperial Tobacco Group plc (United Kingdom)[1]	2,191,940	84,977,791
Swedish Match AB (Sweden)[1]	1,251,350	40,232,279

		125,210,070

Total Consumer Staples		1,748,945,871

Energy - 16.2%
Energy Equipment & Services - 5.8%
CGG (France)*[1]	5,923,990	102,810,345
Petroleum Geo-Services ASA (Norway)[1]	3,308,980	39,087,659
Schlumberger Ltd. (United States)	2,749,760	247,780,874
Trican Well Service Ltd. (Canada)	5,492,310	67,112,435

		456,791,313

Oil, Gas & Consumable Fuels - 10.4%
Cameco Corp. (Canada)	8,716,760	181,047,105
Encana Corp. (Canada)	11,450,780	206,686,579
Koninklijke Vopak N.V. (Netherlands)[1]	721,120	42,216,167
Petroleo Brasileiro S.A. - ADR (Brazil)	8,552,920	125,642,395
Talisman Energy, Inc. (Canada)	20,055,840	233,174,511
Whitehaven Coal Ltd. (Australia)*[1]	23,352,200	39,959,233

		828,725,990

Total Energy		1,285,517,303

Financials - 2.8%
Commercial Banks - 1.5%
HSBC Holdings plc (United Kingdom)[1]	10,619,200	116,537,305

Insurance - 1.3%
Admiral Group plc (United Kingdom)[1]	4,921,290	106,975,567

Total Financials		223,512,872

Health Care - 10.6%
Health Care Equipment & Supplies - 3.3%
BioMerieux (France)[1]	419,689	44,035,879
Mindray Medical International Ltd. - ADR (China)	2,073,184	75,380,970
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	65,976,000	89,278,512
Sonova Holding AG (Switzerland)[1]	406,200	54,773,978

		263,469,339

The accompanying notes are an integral part of the financial statements.

7

World Opportunities Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services - 3.2%
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	1,573,080	$112,201,603
Life Healthcare Group Holdings Ltd. (South Africa)[1]	17,459,840	69,733,797
Sonic Healthcare Ltd. (Australia)[1]	4,542,300	67,409,670

		249,345,070

Life Sciences Tools & Services - 2.1%
Lonza Group AG (Switzerland)[1]	445,960	42,380,999
QIAGEN N.V. (Netherlands)*[1]	5,285,240	123,390,301

		165,771,300

Pharmaceuticals - 2.0%
Novo Nordisk A/S - Class B (Denmark)[1]	882,860	161,829,854

Total Health Care		840,415,563

Industrials - 10.7%
Airlines - 2.6%
Latam Airlines Group S.A. - ADR (Chile)	2,880,667	46,983,679
Ryanair Holdings plc - ADR (Ireland)	3,312,106	155,437,135

		202,420,814

Commercial Services & Supplies - 0.6%
Aggreko plc (United Kingdom)[1]	1,574,850	44,663,961

Electrical Equipment - 1.9%
Nexans S.A. (France)[1]	1,701,176	86,335,031
Schneider Electric S.A. (France)[1]	756,143	65,967,330

		152,302,361

Machinery - 2.5%
FANUC Corp. (Japan)[1]	958,400	175,617,849
Westport Innovations, Inc. - ADR (Canada)*	1,081,790	21,213,902

		196,831,751

Marine - 0.8%
D/S Norden A/S (Denmark)[1]	256,870	13,522,831
Diana Shipping, Inc. - ADR (Greece)*	1,146,850	15,241,637
Nippon Yusen Kabushiki Kaisha (Japan)[1]	7,471,000	23,887,983
Pacific Basin Shipping Ltd. (Hong Kong)[1]	19,318,086	13,866,264

		66,518,715

Trading Companies & Distributors - 1.7%
Brenntag AG (Germany)[1]	725,820	134,709,733

Transportation Infrastructure - 0.6%
Groupe Eurotunnel S.A. (France)[1]	4,285,190	45,051,536

Total Industrials		842,498,871

The accompanying notes are an integral part of the financial statements.

8

World Opportunities Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology - 5.2%
Internet Software & Services - 2.8%
Mail.ru Group Ltd. - GDR (Russia)[1]	492,019	$21,944,047
Qihoo 360 Technology Co. Ltd. - ADR (China)*	523,820	42,979,431
Tencent Holdings Ltd. (China)[1]	1,354,259	86,709,782
Yandex N.V. - Class A - ADR (Russia)*	1,651,010	71,241,081

		222,874,341

IT Services - 1.6%
Amdocs Ltd. - ADR (United States)	3,137,896	129,406,831

Semiconductors & Semiconductor Equipment - 0.8%
Tokyo Electron Ltd. (Japan)[1]	1,099,198	60,568,802

Total Information Technology		412,849,974

Materials - 10.8%
Chemicals - 3.6%
Akzo Nobel N.V. (Netherlands)[1]	599,990	46,526,992
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	264,530	6,846,036
Syngenta AG (Switzerland)[1]	359,480	143,323,647
Umicore S.A. (Belgium)[1]	1,902,610	88,899,372

		285,596,047

Construction Materials - 3.3%
CRH plc (Ireland)[1]	5,296,956	134,505,050
Holcim Ltd. (Switzerland)[1]	1,668,710	124,760,526

		259,265,576

Metals & Mining - 3.9%
Alumina Ltd. (Australia)*[1]	76,172,730	75,625,146
Norsk Hydro ASA (Norway)[1]	33,168,976	148,382,313
ThyssenKrupp AG (Germany)*[1]	3,527,160	86,010,406

		310,017,865

Total Materials		854,879,488

Telecommunication Services - 5.0%
Diversified Telecommunication Services - 3.2%
Telenor ASA (Norway)[1]	3,532,180	84,396,495
Vivendi S.A. (France)[1]	5,266,730	138,923,209
Ziggo N.V. (Netherlands)[1]	694,890	31,776,099

		255,095,803

Wireless Telecommunication Services - 1.8%
America Movil SAB de C.V. - Class L - ADR (Mexico)	6,038,960	141,130,495

Total Telecommunication Services		396,226,298

TOTAL COMMON STOCKS (Identified Cost $6,996,302,665)		7,793,033,474

The accompanying notes are an integral part of the financial statements.

9

World Opportunities Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 1.9%

Dreyfus Cash Management, Inc. - Institutional Shares[2] , 0.04%,
(Identified Cost $ 152,226,650)	152,226,650	$152,226,650

TOTAL INVESTMENTS - 100.3%
(Identified Cost $ 7,148,529,315)		7,945,260,124
LIABILITIES, LESS OTHER ASSETS - (0.3%)		(20,383,308)

NET ASSETS - 100%		$7,924,876,816

KEY:

ADR - American Depository Receipt

GDR - Global Depository Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2013.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 16.3%; France - 14.6%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

World Opportunities Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $7,148,529,315) (Note 2)	$7,945,260,124
Foreign currency (identified cost $8,678)	8,642
Cash	49,033
Receivable for securities sold	13,846,825
Receivable for fund shares sold	11,481,103
Foreign tax reclaims receivable	8,545,957
Dividends receivable	3,929,375

TOTAL ASSETS	7,983,121,059

LIABILITIES:

Accrued management fees (Note 3)	6,808,603
Accrued transfer agent fees (Note 3)	277,514
Accrued fund accounting and administration fees (Note 3)	257,323
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	39,570,813
Payable for fund shares repurchased	10,567,541
Other payables and accrued expenses	762,042

TOTAL LIABILITIES	58,244,243

TOTAL NET ASSETS	$7,924,876,816

NET ASSETS CONSIST OF:

Capital stock	$8,758,020
Additional paid-in-capital	7,026,641,137
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	92,527,656
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	796,950,003

TOTAL NET ASSETS	$7,924,876,816

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($7,924,876,816/875,802,042 shares)	$9.05

The accompanying notes are an integral part of the financial statements.

11

World Opportunities Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Dividends (including $6,447,289 from affiliates) (net of foreign taxes withheld, $17,227,507) (Note 2)	$166,384,432

EXPENSES:

Management fees (Note 3)	74,500,509
Transfer agent fees (Note 3)	1,037,874
Fund accounting and administration fees (Note 3)	876,774
Directors’ fees (Note 3)	190,977
Chief Compliance Officer service fees (Note 3)	2,407
Custodian fees	1,323,943
Miscellaneous	1,447,135

Total Expenses	79,379,619

NET INVESTMENT INCOME	87,004,813

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (including net realized loss of $454,531 from affiliates) (Note 2)	642,044,514
Foreign currency and translation of other assets and liabilities	(22,060,875)

619,983,639

Net change in unrealized appreciation (depreciation) on-
Investments (including a net unrealized gain of $46,345,810 from affiliates) (Note 2)	580,861,364
Foreign currency and translation of other assets and liabilities	(129,914)

580,731,450

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY	1,200,715,089

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,287,719,902

The accompanying notes are an integral part of the financial statements.

12

World Opportunities Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$87,004,813	$106,386,291
Net realized gain (loss) on investments and foreign currency	619,983,639	(348,977,392)
Net change in unrealized appreciation on investments and foreign currency	580,731,450	1,366,512,686

Net increase from operations	1,287,719,902	1,123,921,585

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(89,228,590)	(112,268,392)

From net realized gain on investments	(42,131,561)	—

Total distributions to shareholders	(131,360,151)	(112,268,392)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(157,260,852)	(52,904,127)

Net increase in net assets	999,098,899	958,749,066

NET ASSETS:

Beginning of year	6,925,777,917	5,967,028,851

End of year (including distributions in excess of net investment income of $ 0 and $ 7,051,898, respectively)	$7,924,876,816	$6,925,777,917

The accompanying notes are an integral part of the financial statements.

13

World Opportunities Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.75	$6.63	$8.61	$8.12	$5.88

Income (loss) from investment operations:
Net investment income[1]	0.10	0.12	0.24 [2]	0.07	0.04
Net realized and unrealized gain (loss) on investments	1.35	1.13	(1.64)	0.67	2.26

Total from investment operations	1.45	1.25	(1.40)	0.74	2.30

Less distributions to shareholders:
From net investment income	(0.10)	(0.13)	(0.24)	(0.07)	(0.06)
From net realized gain on investments	(0.05)	—	(0.34)	(0.18)	—

Total distributions to shareholders	(0.15)	(0.13)	(0.58)	(0.25)	(0.06)

Net asset value - End of year	$9.05	$7.75	$6.63	$8.61	$8.12

Net assets - End of year (000’s omitted)	$7,924,877	$6,925,778	$5,967,029	$6,455,426	$4,917,459

Total return[3]	18.79%	18.81%	(16.14%)[2]	9.23%	39.12%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.07%	1.08%	1.09%	1.11%	1.17%
Net investment income	1.17%	1.64%	2.84%[2]	0.92%	0.60%
Portfolio turnover	46%	45%	52%	39%	42%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	N/A	N/A	0.00%[4]	0.00%[4]

1Calculated based on average shares outstanding during the year.

2Includes a special dividend paid by one of the Series’ securities during the year. Without the special dividend, the Series’ net investment income per share, total return and net investment income ratio would have been $0.11, (17.71%) and 1.30%, respectively.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

14

World Opportunities Series

Notes to Financial Statements

1.	Organization

World Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, D, E and Z). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 2.5 billion have been designated as World Opportunities Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

15

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$1,188,187,234	$175,634,687	$1,012,552,547	$—
Consumer Staples	1,748,945,871	249,209,254	1,499,736,617	—
Energy	1,285,517,303	1,061,443,899	224,073,404	—
Financials	223,512,872	—	223,512,872	—
Health Care	840,415,563	75,380,970	765,034,593	—
Industrials	842,498,871	238,876,353	603,622,518	—
Information Technology	412,849,974	243,627,343	169,222,631	—
Materials	854,879,488	6,846,036	848,033,452	—
Telecommunication Services	396,226,298	141,130,495	255,095,803	—
Mutual fund	152,226,650	152,226,650	—	—

Total assets	$7,945,260,124	$2,344,375,687	$5,600,884,437	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

16

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. During the period of April 2, 2013 through April 24, 2013, the period for which foreign currency contracts were held, the average volume of derivative activity (measured in terms of the notional amount) was approximately $1,236,752,017.

The following table presents the effect of the derivative instruments on the Statement of Operations at December 31, 2013:

STATEMENT OF OPERATIONS
Derivative
Foreign forward currency exchange contracts	Net realized gain (loss) on foreign currency and translation of other assets and liabilities	$(21,675,107)

As of December 31, 2013, no investments in forward foreign currency exchange contracts were held by the Series.

Affiliated Companies

The 1940 Act defines “affiliated companies” to include securities in which a series owns 5% or more of the outstanding voting securities of the issuer. The following transactions were effected in securities of affiliated companies for the year ended December 31, 2013:

NAME OF ISSUER	VALUE AT 12/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/13	SHARES HELD AT 12/31/13	DIVIDEND INCOME 1/1/13 THROUGH 12/31/13	NET REALIZED GAIN (LOSS) 1/1/13 THROUGH 12/31/13
Societe Television Francaise 1 (France)*	$125,993,897	$—	$93,558,760	$78,326,416	4,064,310	$6,447,289	$(454,531)

* Security was an affiliated company for the period January 1, 2013 - February 21, 2013. Amounts in the table include the entire year ended December 31, 2013.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year

17

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2010 through December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses

18

World Opportunities Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor did not waive any fees for the year ended December 31, 2013. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $3,270,235,991 and $3,462,218,290, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of World Opportunities Series were:

	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	212,387,309	$1,775,540,628	251,477,784	$1,826,327,603
Reinvested	13,055,698	114,242,348	12,218,471	93,720,261
Repurchased	(242,932,477)	(2,047,043,828)	(270,735,953)	(1,972,951,991)

Total	(17,489,470)	$(157,260,852)	(7,039,698)	$(52,904,127)

Approximately 2% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion. In addition, one shareholder owned 144,320,158 shares (16.49% of shares outstanding) valued at $1,306,097,430. Investment activities of this shareholder may have a material effect on the Series.

6.	Line of Credit

The Series has entered into a $50 million credit facility (the “line of credit”) with Bank of New York Mellon. The Series may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Series pays an annual commitment fee on the unused portion of the line of credit which amounted to $72,664 for the year ended December 31, 2013, which is included in miscellaneous expenses in the Statement of Operations. Interest on the used portion is charged to the Series based on rates determined pursuant to the terms of the

19

World Opportunities Series

Notes to Financial Statements (continued)

6.	Line of Credit (continued)

agreement at the time of borrowing. During the year ended December 31, 2013, the Series did not borrow under the line of credit. The line of credit has a termination date of June 6, 2014 and may be renewed annually.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on December 31, 2013.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, investments in passive foreign investment companies (PFICs), losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2013, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $1, increase Distributions in Excess of Net Investment Income by $9,275,675 and decrease Accumulated Net Realized Gain on Investments by $9,275,674. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Ordinary income	$88,294,542	$112,268,392
Long-term capital gains	43,065,609	—

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$7,160,849,399
Unrealized appreciation	1,097,266,958
Unrealized depreciation	(312,856,233)

Net unrealized appreciation	$784,410,725

Undistributed long-term gains	$104,847,740

The capital loss carryover utilized in the current year was $407,580,035.

20

World Opportunities Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of World Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the World Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 18, 2014

21

World Opportunities Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $168,447,395 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 0.01%.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2013. The Series had $184,148,073 in foreign source income and paid foreign taxes of $9,974,468.

The Series designates $147,913,349 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2013.

22

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

23

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
HoustonPharma (2000-2008)
Cytos Biotechnology Ltd (2012-present)

25

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) -
McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

26

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

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28

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29

World Opportunities Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNWOP-12/13-AR

OHIO TAX EXEMPT SERIES
www.manning-napier.com

Ohio Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and improved growth prospects drove many equity indices to all-time highs. However, fixed income markets did not fare nearly as well over the course of the year. As growth prospects in developed economies looked up and talk of the U.S. Federal Reserve tapering its asset purchases grew louder — ultimately resulting in the announcement of the long-awaited taper in December — yields rose steadily. This resulted in global bond markets struggling during 2013. As an active investment manager, the Advisor focused on identifying investments that could generate positive absolute returns, despite the challenging environment for fixed income securities. Moving forward, the Advisor believes that slow economic growth remains the most likely scenario.

Against a challenging market backdrop, domestic fixed income markets struggled to generate positive absolute returns during 2013. In fact, most major sectors of the domestic market generated negative absolute returns for the year. Treasuries were particularly hard hit, while certain sectors, such as high yield, fared much better. Though most sectors appeared to stabilize in the latter half of the year, a precipitous fall that began in early May and lasted into September in most sectors proved too high a hurdle to overcome.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Ohio Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and Ohio State personal income tax.

Performance Commentary

During the year, the Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index returned -0.12%. Over the same time period, the Ohio Tax Exempt Series returned -1.59%, underperforming the benchmark.

The municipal bond market struggled during much of 2013. In an environment in which interest rates were rising and equity markets were running, investors displayed an appetite for risk assets at the expense of traditionally safer investments. The municipal market was particularly hard-hit from early-May to early-September, but then stabilized during the fourth quarter of the year. The Series’ underperformance can be largely explained by a longer maturity structure than the benchmark for much of the year.

Broadly speaking, the yields on municipal bonds are now approaching the yields on some corporate issuances. Comparatively, municipals offer greater risk protection and recovery potential relative to their corporate counterparts, which makes the sector attractive to fixed income investors. However, the Advisor believes that it is necessary to be discerning in the municipal market as some localities are in better fiscal condition than others. Regarding relative positioning, at year-end the Series had a shorter average duration than its benchmark. Regarding credit quality, the Series was notably overweight to AAA-rated securities and underweight to securities rated A or worse relative to its benchmark.

The Advisor believes slow growth is the most likely path forward for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. Nevertheless, the potential for interest rates to continue to rise presents a significant challenge to fixed income investors. In such an environment, the Advisor believes that an active approach to investment management is necessary to take advantage of opportunities where they exist while simultaneously managing risk. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

For regulatory purposes, this is not an offering in all states. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit quality ratings for each issue are obtained from Bloomberg using ratings derived from Moody’s Investors Services (Moody’s) or Standard & Poor’s. When ratings from Moody’s are not available, ratings from Standard & Poor’s are used. All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

Ohio Tax Exempt Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Ohio Tax Exempt Series[3]	-1.59%	4.54%	3.34%	4.14%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	-0.12%	4.18%	3.95%	4.91%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series for the ten years ended December 31, 2013 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 0.78%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.78% for the year ended December 31, 2013.

4The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Ohio Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled” Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13
Actual	$1,000.00	$1,003.50	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.97

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

4

Ohio Tax Exempt Series

Portfolio Composition as of December 31, 2013

(unaudited)

5

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES - 88.3%

Akron, Recreational Facilities Impt., Prerefunded Balance, G.O. Bond	6.500%	11/1/2015	Aa3	$300,000	$333,900
Akron, Various Purposes Impt., G.O. Bond	4.250%	12/1/2028	AA2	200,000	199,136
Allen East Local School District, Prerefunded Balance, G.O. Bond, AMBAC	4.300%	12/1/2017	WR3	285,000	295,639
American Municipal Power, Inc., Fremont Energy Center Project, Series B, Revenue Bond	5.000%	2/15/2019	A1	720,000	819,950
American Municipal Power, Inc., Prairie State Energy Campus Project, Series A, Revenue Bond, AGC	4.375%	2/15/2020	A1	100,000	109,283
Batavia Local School District, G.O. Bond, NATL	5.625%	12/1/2022	A2	185,000	208,896
Beaver Local School District, G.O. Bond	4.000%	12/1/2029	Aa2	230,000	225,740
Bedford Heights, Series A, G.O. Bond, AMBAC	5.650%	12/1/2014	Aa3	5,000	5,207
Brunswick, Limited Tax, Capital Impt., G.O. Bond	4.000%	12/1/2025	Aa2	100,000	103,614
Butler County, Water & Sewer, G.O. Bond	2.500%	12/1/2014	Aa1	100,000	102,037
Canal Winchester Local School District, G.O. Bond, AGM	4.250%	12/1/2027	Aa3	500,000	503,515
Canal Winchester Local School District, Prerefunded Balance, Series B, G.O. Bond, NATL	5.000%	12/1/2025	Aa3	1,355,000	1,443,996
Cincinnati City School District, G.O. Bond, AGM	5.000%	12/1/2018	Aa2	400,000	467,516
Cincinnati Water Systems, Series A, Revenue Bond	5.000%	12/1/2014	Aaa	200,000	208,816
Cincinnati Water Systems, Series A, Revenue Bond	5.000%	12/1/2017	Aaa	110,000	123,082
Cincinnati Water Systems, Series A, Revenue Bond	5.000%	12/1/2018	Aaa	230,000	269,859
Cincinnati Water Systems, Series A, Revenue Bond	4.250%	12/1/2019	Aaa	200,000	227,336
Cincinnati Water Systems, Series A, Revenue Bond	5.000%	12/1/2036	Aaa	400,000	419,152
Cincinnati Water Systems, Water Utility Impt., Series A, Revenue Bond	5.000%	12/1/2037	Aaa	400,000	418,880
Cincinnati, Various Purposes Impt., Series A, G.O. Bond	2.000%	12/1/2014	Aa2	250,000	254,110
Cincinnati, Various Purposes Impt., Series B, G.O. Bond	1.500%	12/1/2014	Aa2	360,000	364,273
Cincinnati, Various Purposes Impt., Series B, G.O. Bond	4.250%	12/1/2026	Aa2	170,000	177,154
Cincinnati, Various Purposes Impt., Series C, G.O. Bond	5.000%	12/1/2015	Aa2	200,000	217,446
Cleveland Department of Public Utilities Division of Water, Series A, Revenue Bond	5.000%	1/1/2019	Aa2	235,000	273,371
Cleveland Department of Public Utilities Division of Water, Series T, Revenue Bond	5.000%	1/1/2019	Aa1	370,000	431,187
Cleveland Department of Public Utilities Division of Water, Series W, Revenue Bond	4.000%	1/1/2014	Aa1	500,000	500,000
Cleveland Department of Public Utilities Division of Water, Series W, Revenue Bond	5.000%	1/1/2016	Aa1	150,000	163,637
Cleveland Department of Public Utilities Division of Water, Series W, Revenue Bond	5.000%	1/1/2017	Aa1	100,000	112,584
Columbus City School District, Facilities Construction & Impt., Prerefunded Balance, G.O. Bond, AGM	5.250%	12/1/2026	Aa2	250,000	261,573

The accompanying notes are an integral part of the financial statements.

6

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)

Columbus City School District, Facilities Construction & Impt., Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2032	Aa2	$300,000	$313,200
Columbus, Limited Tax, Public Impt., Prerefunded Balance, Series 2, G.O. Bond	5.000%	7/1/2017	Aaa	250,000	256,045
Columbus, Limited Tax, Public Impt., Prerefunded Balance, Series 2, G.O. Bond	5.000%	7/1/2019	Aaa	895,000	916,641
Columbus, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/15/2016	Aaa	105,000	118,733
Columbus, Various Purposes Impt., Series A, G.O. Bond	5.000%	9/1/2017	Aaa	250,000	287,890
Columbus, Various Purposes Impt., Series A, G.O. Bond	4.000%	2/15/2021	Aaa	500,000	555,200
Columbus, Various Purposes Impt., Series B, G.O. Bond	5.000%	9/1/2014	Aaa	400,000	412,904
Cuyahoga County, Limited Tax, Various Purposes Impt., Series A, G.O. Bond	4.000%	12/1/2018	Aa1	400,000	449,944
Delaware County, Public Impt., Series A, G.O. Bond	4.000%	12/1/2015	Aa1	250,000	267,440
Delaware County, Series B, G.O. Bond	4.000%	12/1/2015	Aa1	200,000	213,952
Eaton Community City School District, G.O. Bond, NATL	4.125%	12/1/2026	Aa2	500,000	503,915
Fairfield City School District, G.O. Bond	5.000%	12/1/2020	Aa3	200,000	233,412
Fairfield Township, Public Impt., G.O. Bond, AGM	5.000%	12/1/2017	Aa2	290,000	314,061
Fairview Park City School District, Prerefunded Balance, G.O. Bond, NATL	5.000%	12/1/2029	Aa2	185,000	197,314
Fairview Park City School District, Prerefunded Balance, G.O. Bond, NATL	5.000%	12/1/2029	Aa2	130,000	138,692
Franklin County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2027	Aaa	500,000	546,315
Gahanna, Public Impt., G.O. Bond, NATL	4.250%	12/1/2014	Aa1	100,000	103,666
Green, G.O. Bond	2.000%	12/1/2014	AA2	285,000	289,455
Greene County Water System, Revenue Bond	3.500%	12/1/2026	Aa2	300,000	293,496
Greene County Water System, Series A, Revenue Bond, NATL	5.250%	12/1/2020	Aa2	100,000	116,489
Hamilton County, Sewer Impt., Series A, Revenue Bond	3.750%	12/1/2015	Aa2	200,000	213,110
Hamilton County, Sewer Impt., Series A, Revenue Bond	5.000%	12/1/2020	Aa2	500,000	589,060
Hamilton County, Sewer Impt., Series A, Revenue Bond	5.000%	12/1/2032	Aa2	100,000	103,728
Hamilton County, Sewer System, Series A, Revenue Bond, NATL	5.000%	12/1/2019	Aa2	500,000	531,485
Hamilton Local School District, Prerefunded Balance, G.O. Bond, AGM	4.500%	12/1/2033	A2	200,000	219,208
Hamilton Waterworks System, Series A, Revenue Bond, AGC	4.125%	10/15/2023	Aa3	120,000	125,286
Hancock County, Various Purposes Impt., G.O. Bond, NATL	4.000%	12/1/2016	Aa2	200,000	212,866

The accompanying notes are an integral part of the financial statements.

7

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)

Hilliard School District, Prerefunded Balance, G.O. Bond, NATL	5.000%	12/1/2021	Aa1	$325,000	$353,766
Ironton City School District, Prerefunded Balance, G.O. Bond, NATL	4.250%	12/1/2028	Baa1	200,000	220,838
Ironton City School District, Unrefunded Balance, G.O. Bond, NATL	4.250%	12/1/2028	Baa1	300,000	291,906
Lakewood City School District, Prerefunded Balance, G.O. Bond, AGM	5.250%	12/1/2015	Aa2	225,000	235,415
Lakewood City School District, Prerefunded Balance, G.O. Bond, AGM	5.250%	12/1/2019	Aa2	705,000	737,634
Lakewood, Water System, Revenue Bond, AMBAC	4.500%	7/1/2028	WR3	500,000	501,055
Licking Heights Local School District, Prerefunded Balance, G.O. Bond, FGIC	5.250%	12/1/2023	Aa2	1,140,000	1,164,191
Loveland City School District, G.O. Bond, AGM	5.000%	12/1/2015	Aa2	300,000	325,806
Lucas County, Sewer & Water District Impt., G.O. Bond	4.100%	12/1/2027	AA2	100,000	102,691
Mahoning Valley Sanitary District, Revenue Bond, AGC	2.125%	12/1/2015	A3	100,000	103,124
Mason, Limited Tax, Various Purposes Impt., G.O. Bond	4.250%	12/1/2027	Aaa	925,000	946,035
Mentor, Public Impt., G.O. Bond	2.000%	12/1/2014	Aa1	200,000	203,098
Middletown, Various Purposes Impt., G.O. Bond, AGM	4.500%	12/1/2018	Aa3	100,000	113,390
Middletown, Various Purposes Impt., G.O. Bond, AGM	5.000%	12/1/2021	Aa3	230,000	260,307
Mount Healthy City School District, G.O. Bond, AGM	5.000%	12/1/2031	A1	200,000	207,698
Muskingum County, Limited Tax, Various Purposes Impt., G.O. Bond, AGC	4.300%	12/1/2028	Aa3	145,000	148,812
North Royalton, Various Purposes Impt., G.O. Bond	5.250%	12/1/2028	Aa2	1,025,000	1,108,999
Northeast Ohio Regional Sewer District, Revenue Bond	5.000%	11/15/2021	Aa1	750,000	874,485
The Ohio State University, Series A, Prerefunded Balance, Revenue Bond	5.000%	12/1/2016	WR3	400,000	451,448
Ohio State Water Development Authority, Drinking Water, Prerefunded Balance, Series B, Revenue Bond	5.000%	12/1/2025	WR3	500,000	544,255
Ohio State Water Development Authority, Fresh Water, Prerefunded Balance, Revenue Bond	5.250%	12/1/2017	AAA[2]	270,000	275,729
Ohio State Water Development Authority, Fresh Water, Revenue Bond	5.500%	12/1/2018	Aaa	100,000	120,017
Ohio State Water Development Authority, Fresh Water, Revenue Bond	5.500%	12/1/2021	Aaa	125,000	151,879
Ohio State Water Development Authority, Pollution Control, Revenue Bond	5.250%	12/1/2015	Aaa	200,000	218,682
Ohio State Water Development Authority, Pollution Control, Series C, Revenue Bond	3.000%	12/1/2021	Aaa	300,000	310,485

The accompanying notes are an integral part of the financial statements.

8

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)

Ohio State Water Development Authority, Pure Water, Prerefunded Balance, Series I, Revenue Bond, AMBAC	6.000%	12/1/2016	Aaa	$20,000	$21,539
Ohio State Water Development Authority, Revenue Bond	5.000%	6/1/2018	Aaa	350,000	407,642
Ohio State Water Development Authority, Series A, Revenue Bond	5.000%	6/1/2018	Aaa	100,000	116,469
Ohio State Water Development Authority, Series B-1, Revenue Bond	5.000%	12/1/2017	Aaa	125,000	144,721
Ohio State Water Development Authority, Water Utility Impt., Prerefunded Balance, Revenue Bond	5.000%	12/1/2023	AAA[2]	575,000	613,105
Ohio State, Public Impt., Series A, G.O. Bond	5.000%	2/1/2014	Aa1	250,000	251,015
Ohio State, Public Impt., Series A, G.O. Bond	3.000%	11/1/2019	Aa1	400,000	426,976
Ohio State, School Impt., Prerefunded Balance, Series A, G.O. Bond	5.000%	6/15/2015	Aa1	300,000	306,615
Ohio State, School Impt., Series A, Prerefunded Balance, G.O. Bond	5.000%	6/15/2018	Aa1	410,000	455,153
Ohio State, Series A, G.O. Bond	5.000%	9/15/2018	Aa1	225,000	263,412
Ohio State, Series A, G.O. Bond	5.000%	9/15/2021	Aa1	500,000	586,735
Ohio State, Series C, G.O. Bond	5.000%	9/15/2016	Aa1	305,000	341,493
Olentangy Local School District, Series A, G.O. Bond, AGM	4.500%	12/1/2032	Aa1	800,000	808,032
Otsego Local School District, Prerefunded Balance, G.O. Bond, AGM	4.300%	12/1/2016	Aa3	100,000	103,733
Sandy Valley Local School District, Prerefunded Balance, G.O. Bond, XLCA	4.500%	12/1/2033	A2	100,000	109,604
Springboro, Limited Tax, Public Impt., G.O. Bond	3.250%	12/1/2014	Aa1	100,000	102,751
Springboro, Limited Tax, Public Impt., G.O. Bond	5.000%	12/1/2019	Aa1	100,000	114,364
Springboro, Sewer System, Revenue Bond	4.000%	6/1/2018	Aa3	100,000	110,456
Summit County, Various Purposes Impt., Series R, G.O. Bond, NATL	5.500%	12/1/2019	Aa1	100,000	120,280
Sylvania City School District, G.O. Bond, AGC	5.000%	12/1/2025	Aa3	270,000	292,054
Sylvania, Public Impt., G.O. Bond	2.000%	12/1/2014	AA2	300,000	304,617
Talawanda School District, Prerefunded Balance, G.O. Bond, AMBAC	5.000%	12/1/2021	Aa2	200,000	204,052
Tallmadge, G.O. Bond	4.250%	12/1/2030	Aa2	180,000	191,417
Toledo Water System, Revenue Bond	5.000%	11/15/2018	Aa3	500,000	579,820
Toledo, Limited Tax, Capital Impt., G.O. Bond	3.375%	12/1/2028	A2	200,000	175,286
Twinsburg City School District, Prerefunded Balance, G.O. Bond, NATL	5.000%	12/1/2018	Aa2	100,000	104,400
Vandalia, G.O. Bond, AMBAC	5.000%	12/1/2015	Aa2	235,000	244,884
Warren, Limited Tax, G.O. Bond, AGM	3.250%	12/1/2032	A1	285,000	243,533

TOTAL MUNICIPAL BONDS
(Identified Cost $35,415,603)					35,480,299

The accompanying notes are an integral part of the financial statements.

9

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)
SHORT-TERM INVESTMENT - 11.2%

Dreyfus AMT - Free Municipal Reserves - Class R
(Identified Cost $ 4,506,096)	4,506,096	$4,506,096

TOTAL INVESTMENTS - 99.5%
(Identified Cost $ 39,921,699)		39,986,395
OTHER ASSETS, LESS LIABILITIES - 0.5%		206,636

NET ASSETS - 100%		$40,193,031

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

FGIC (Financial Guaranty Insurance Co.)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2013, there is no rating available (unaudited).

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: AGM - 12.7%; NATL - 11.3%.

The accompanying notes are an integral part of the financial statements.

10

Ohio Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $39,921,699) (Note 2)	$39,986,395
Interest receivable	234,058
Receivable for fund shares sold	53,707
Dividends receivable	459

TOTAL ASSETS	40,274,619

LIABILITIES:

Accrued management fees (Note 3)	17,601
Accrued fund accounting and administration fees (Note 3)	11,004
Accrued transfer agent fees (Note 3)	626
Accrued Chief Compliance Officer service fees (Note 3)	407
Audit fees payable	21,320
Payable for fund shares repurchased	16,418
Printing fees payable	11,223
Other payables and accrued expenses	2,989

TOTAL LIABILITIES	81,588

TOTAL NET ASSETS	$40,193,031

NET ASSETS CONSIST OF:

Capital stock	$38,147
Additional paid-in-capital	40,038,382
Undistributed net investment income	23,189
Accumulated net realized gain on investments	28,617
Net unrealized appreciation on investments	64,696

TOTAL NET ASSETS	$40,193,031

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($40,193,031/3,814,710 shares)	$10.54

The accompanying notes are an integral part of the financial statements.

11

Ohio Tax Exempt Series

Statement of Operations

FOR THE YEAR ENDED December 31, 2013

INVESTMENT INCOME:

Interest	$826,345
Dividends	462

Total Investment Income	826,807

EXPENSES:

Management fees (Note 3)	195,043
Fund accounting and administration fees (Note 3)	49,475
Transfer agent fees (Note 3)	2,467
Chief Compliance Officer service fees (Note 3)	2,408
Directors’ fees (Note 3)	776
Audit fees	28,000
Printing fees	17,008
Custodian fees	1,591
Miscellaneous	7,240

Total Expenses	304,008

NET INVESTMENT INCOME	522,799

UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	316,663
Net change in unrealized depreciation on investments	(1,491,577)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,174,914)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(652,115)

The accompanying notes are an integral part of the financial statements.

12

Ohio Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$522,799	$560,640
Net realized gain on investments	316,663	6,693
Net change in unrealized appreciation (depreciation) on investments	(1,491,577)	605,489

Net increase (decrease) from operations	(652,115)	1,172,822

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(511,472)	(605,183)
From net realized gain on investments	(289,491)	(5,319)

Total distributions to shareholders	(800,963)	(610,502)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	2,897,156	510,706

Net increase in net assets	1,444,078	1,073,026

NET ASSETS:

Beginning of year	38,748,953	37,675,927

End of year (including undistributed net investment income of $23,189 and $13,129, respectively)	$40,193,031	$38,748,953

The accompanying notes are an integral part of the financial statements.

13

Ohio Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.93	$10.77	$10.30	$10.62	$9.82

Income (loss) from investment operations:
Net investment income[1]	0.14	0.16	0.26	0.35	0.36
Net realized and unrealized gain (loss) on investments	(0.31)	0.17	0.62	(0.33)	0.91

Total from investment operations	(0.17)	0.33	0.88	0.02	1.27

Less distributions to shareholders:
From net investment income	(0.14)	(0.17)	(0.25)	(0.34)	(0.37)
From net realized gain on investments	(0.08)	— [2]	(0.16)	—	(0.10)

Total distributions to shareholders	(0.22)	(0.17)	(0.41)	(0.34)	(0.47)

Net asset value - End of year	$10.54	$10.93	$10.77	$10.30	$10.62

Net assets - End of year (000’s omitted)	$40,193	$38,749	$37,676	$34,370	$24,875

Total return[3]	(1.59%)	3.09%	8.65%	0.14%	13.09%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.78%	0.76%	0.80%	0.85%	0.85%
Net investment income	1.34%	1.45%	2.41%	3.25%	3.39%
Portfolio turnover	27%	9%	60%	0%[4]	11%

* For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	N/A	N/A	0.00%[5]	0.03%

1Calculated based on average shares outstanding during the year.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 1%.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

14

Ohio Tax Exempt Series

Notes to Financial Statements

1.	Organization

Ohio Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 100 million have been designated as Ohio Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

15

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$35,480,299	$—	$35,480,299	$—
Mutual fund	4,506,096	4,506,096	—	—

Total assets	$39,986,395	$4,506,096	$35,480,299	$—

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2010 through December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

16

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Advisor has contractually agreed, until at least April 30, 2015, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2013. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and

0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

17

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $10,134,696 and $9,825,593, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Ohio Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	537,320	$5,770,496	391,877	$4,283,787
Reinvested	74,001	786,180	54,363	592,114
Repurchased	(341,124)	(3,659,520)	(399,797)	(4,365,195)

Total	270,197	$2,897,156	46,443	$510,706

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2013, $1,267 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

18

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Ordinary income	$645	$5,319
Tax exempt income	511,183	605,183
Long-term capital gains	289,135	—

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$39,917,883
Unrealized appreciation	426,994
Unrealized depreciation	(358,482)

Net unrealized appreciation	$68,512

Undistributed tax exempt income	19,373
Undistributed long-term capital gains	28,617

19

Ohio Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Ohio Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ohio Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 18, 2014

20

Ohio Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $511,183 as tax exempt dividends for the year ended December 31, 2013. It is the intention of the Series to designate the maximum allowable under tax law.

The Series designates $317,752 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2013.

21

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

22

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
HoustonPharma (2000-2008)
Cytos Biotechnology Ltd (2012-present)

24

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

25

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1 The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Ohio Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOTE-12/13-AR

DIVERSIFIED TAX EXEMPT SERIES
www.manning-napier.com

Diversified Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and improved growth prospects drove many equity indices to all-time highs. However, fixed income markets did not fare nearly as well over the course of the year. As growth prospects in developed economies looked up and talk of the U.S. Federal Reserve tapering its asset purchases grew louder — ultimately resulting in the announcement of the long-awaited taper in December — yields rose steadily. This resulted in global bond markets struggling during 2013. As an active investment manager, the Advisor focused on identifying investments that could generate positive absolute returns, despite the challenging environment for fixed income securities. Moving forward, the Advisor believes that slow economic growth remains the most likely scenario.

Against a challenging market backdrop, domestic fixed income markets struggled to generate positive absolute returns during 2013. In fact, most major sectors of the domestic market generated negative absolute returns for the year. Treasuries were particularly hard hit, while certain sectors, such as high yield, fared much better. Though most sectors appeared to stabilize in the latter half of the year, a precipitous fall that began in early May and lasted into September in most sectors proved too high a hurdle to overcome.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Diversified Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax.

Performance Commentary

During the year, the Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index returned -0.12%. Over the same time period, the Diversified Tax Exempt Series returned -1.28%, underperforming the benchmark.

The municipal bond market struggled during much of 2013. In an environment in which interest rates were rising and equity markets were running, investors displayed an appetite for risk assets at the expense of traditionally safer investments. The municipal market was particularly hard-hit from early-May to early-September, but then stabilized during the fourth quarter of the year. The Series’ underperformance can be largely explained by a longer maturity structure than the benchmark for much of the year.

Broadly speaking, the yields on municipal bonds are now approaching the yields on some corporate issuances. Comparatively, municipals offer greater risk protection and recovery potential relative to their corporate counterparts, which makes the sector attractive to fixed income investors. However, the Advisor believes that it is necessary to be discerning in the municipal market as some localities are in better fiscal condition than others. Regarding relative positioning, at year-end the Series had a shorter average duration than its benchmark. Regarding credit quality, the Series was notably overweight to AAA-rated securities and underweight to securities rated A or worse relative to its benchmark.

The Advisor believes slow growth is the most likely path forward for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. Nevertheless, the potential for interest rates to continue to rise presents a significant challenge to fixed income investors. In such an environment, the Advisor believes that an active approach to investment management is necessary to take advantage of opportunities where they exist while simultaneously managing risk. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit quality ratings for each issue are obtained from Bloomberg using ratings derived from Moody’s Investors Services (Moody’s) or Standard & Poor’s. When ratings from Moody’s are not available, ratings from Standard & Poor’s are used. All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

Diversified Tax Exempt Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[3]	-1.28%	4.50%	3.41%	4.30%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	-0.12%	4.18%	3.95%	4.91%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2013 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 0.57%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.57% for the year ended December 31, 2013.

4The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13
Actual	$1,000.00	$1,004.00	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.57%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2013

(unaudited)

Credit Quality Ratings[2,3]		Top Ten States[4]
Aaa	11.9%	Texas	9.2%
Aa	51.2%	Florida	5.9%
A	22.9%	Tennessee	5.7%
Baa	1.5%	Washington	4.7%
Unrated investments	0.3%	Georgia	4.7%
Cash, short-term investment, and other assets, less liabilities		South Carolina	4.4%
	12.2%	Virginia	4.2%
		Pennsylvania	4.1%
		Indiana	4.1%
		Nebraska	3.9%

2As a percentage of net assets.

[3]Based on ratings from Moody’s, or the S&P equivalent. The Series may use different ratings provided by other rating agencies for purposes of determining compliance with the Series’ investment policies.

		4As a percentage of total investments.

5

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS - 87.8%

ALASKA - 0.2%

Alaska Municipal Bond Bank Authority, Series 2, Revenue Bond	5.000%	9/1/2022	Aa2	$500,000	$572,190

ARIZONA - 2.9%

Mesa, Utility System, Revenue Bond, NATL	5.000%	7/1/2019	Aa2	2,000,000	2,339,420
Pima County Sewer System, Series A, Revenue Bond	5.000%	7/1/2019	A2	1,000,000	1,160,040
Pima County Sewer System, Series B, Revenue Bond	5.000%	7/1/2020	A2	1,400,000	1,612,898
Salt River Project Agricultural Improvement & Power District, Series A, Revenue Bond	5.000%	12/1/2018	Aa1	1,340,000	1,574,312
Salt River Project Agricultural Improvement & Power District, Series B, Revenue Bond	4.000%	1/1/2018	Aa1	1,000,000	1,116,090
Salt River Project Agricultural Improvement & Power District, Series B, Revenue Bond	5.000%	12/1/2020	Aa1	400,000	471,248
Tucson Water Systems, Revenue Bond, NATL	4.000%	7/1/2016	Aa2	1,000,000	1,086,850
Yavapai County Industrial Development Authority, Northern Arizona Healthcare System, Revenue Bond	5.000%	10/1/2020	AA2	460,000	529,308

					9,890,166

ARKANSAS - 0.7%

Arkansas State, G.O. Bond	4.000%	8/1/2014	Aa1	2,340,000	2,392,463

COLORADO - 2.5%

Boulder Water & Sewer, Revenue Bond	5.000%	12/1/2019	Aa1	1,500,000	1,777,140
Colorado Springs Utilities System, Series C-1, Revenue Bond	5.000%	11/15/2019	Aa2	2,435,000	2,859,932
Denver Wastewater Management Division Department of Public Works, Revenue Bond	4.000%	11/1/2020	Aa2	1,500,000	1,679,775
Platte River Power Authority, Series GG, Revenue Bond, AGM	5.000%	6/1/2018	Aa2	1,210,000	1,405,875
Southlands Metropolitan District No. 1, Water Utility Impt., Prerefunded Balance, G.O. Bond	7.125%	12/1/2034	AA2	500,000	531,590

					8,254,312

CONNECTICUT - 0.1%

Connecticut Municipal Electric Energy Cooperative, Series A, Revenue Bond	4.000%	1/1/2017	Aa3	420,000	459,106

The accompanying notes are an integral part of the financial statements.

6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

DELAWARE - 1.2%

Delaware State, Public Impt., G.O. Bond	5.000%	3/1/2014	Aaa	$1,000,000	$1,008,110
Delaware State, Public Impt., G.O. Bond	5.000%	3/1/2015	Aaa	1,710,000	1,805,469
New Castle County, Public Impt., Prerefunded Balance, Series A, G.O. Bond	4.250%	7/15/2026	Aaa	1,265,000	1,340,773

					4,154,352

DISTRICT OF COLUMBIA - 1.1%

District of Columbia Water & Sewer Authority, Water Utility Impt., Revenue Bond, AGM	6.000%	10/1/2014	Aa2	1,500,000	1,564,815
District of Columbia, Public Impt., Prerefunded Balance, Series A, G.O. Bond, AMBAC	5.000%	6/1/2017	Aa2	2,000,000	2,132,540

					3,697,355

FLORIDA - 5.8%

Cape Coral, Water Utility Impt., Special Assessment, NATL	4.500%	7/1/2021	A2	1,795,000	1,863,892
Daytona Beach Utility System, Revenue Bond, AGM	5.000%	11/1/2019	A2	1,010,000	1,168,338
Florida State Department of Transportation, Series B, G.O. Bond	6.375%	7/1/2014	Aa1	1,000,000	1,030,840
Fort Lauderdale, Water & Sewer, Revenue Bond	5.000%	9/1/2020	Aa1	1,545,000	1,811,435
JEA Electric System, Series B, Revenue Bond	5.000%	10/1/2015	Aa3	1,000,000	1,080,220
JEA Electric System, Series B, Revenue Bond	5.000%	10/1/2019	Aa3	1,500,000	1,751,175
JEA Electric System, Series C, Revenue Bond	3.000%	10/1/2017	Aa3	1,085,000	1,161,330
Miami-Dade County, Water & Sewer System, Series B, Revenue Bond, AGM	5.250%	10/1/2019	Aa3	500,000	586,045
Miami-Dade County, Water & Sewer System, Series C, Revenue Bond, BHAC	5.000%	10/1/2015	Aa1	700,000	755,384
Orlando Utilities Commission, Prerefunded Balance, Revenue Bond	5.250%	10/1/2014	Aa2	650,000	674,687
Orlando Utilities Commission, Revenue Bond	5.000%	10/1/2019	Aa2	740,000	825,337
Orlando Utilities Commission, Series A, Revenue Bond	4.000%	10/1/2017	Aa2	400,000	446,164
Orlando Utilities Commission, Series B, Revenue Bond	5.000%	10/1/2018	Aa2	1,175,000	1,374,879
Orlando Utilities Commission, Series C, Revenue Bond	5.000%	10/1/2016	Aa2	1,000,000	1,121,130
Orlando-Orange County Expressway Authority, Revenue Bond	5.000%	7/1/2019	A2	500,000	578,040
Port St. Lucie Utility System, Revenue Bond, AGC	5.000%	9/1/2017	A1	1,730,000	1,972,650
South Miami Health Facilities Authority, Baptist Health South Florida Group, Revenue Bond	5.000%	8/15/2018	Aa2	500,000	555,195

The accompanying notes are an integral part of the financial statements.

7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

FLORIDA (continued)

Tampa, Baycare Health System, Revenue Bond	5.000%	11/15/2018	Aa2	$500,000	$577,470

					19,334,211

GEORGIA - 4.6%

Atlanta, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2017	Aa3	1,000,000	1,149,350
Augusta Water & Sewer, Revenue Bond, AGM	5.000%	10/1/2016	Aa3	1,050,000	1,175,958
Catoosa County School District, School Impt., G.O. Bond	4.000%	8/1/2014	AA2	1,000,000	1,022,150
DeKalb County, Water & Sewer, Revenue Bond	5.000%	10/1/2019	Aa3	500,000	581,655
Dekalb County, Water & Sewer, Series A, Revenue Bond	5.000%	10/1/2018	Aa3	1,585,000	1,837,173
DeKalb County, Water & Sewer, Series A, Revenue Bond	5.000%	10/1/2035	Aa2	1,000,000	1,000,270
Fulton County Water & Sewer, Revenue Bond	5.000%	1/1/2017	Aa3	1,000,000	1,127,120
Fulton County Water & Sewer, Revenue Bond	5.000%	1/1/2019	Aa3	1,200,000	1,394,052
Fulton County, Water Utility Impt., Prerefunded Balance, Revenue Bond, NATL	5.000%	1/1/2035	Aa3	1,000,000	1,000,000
Madison, Water & Sewer, Prerefunded Balance, Revenue Bond, AMBAC	4.625%	7/1/2030	WR3	1,000,000	1,083,660
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.250%	1/1/2019	A2	1,500,000	1,747,170
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.250%	1/1/2019	A2	500,000	582,390
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2019	A1	485,000	561,897
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2020	A1	1,000,000	1,151,210

					15,414,055

HAWAII - 1.3%

Hawaii State, Series DG, G.O. Bond, AMBAC	5.000%	7/1/2014	Aa2	500,000	512,115
Hawaii State, Series DT, G.O. Bond	5.000%	11/1/2014	Aa2	550,000	572,077
Honolulu County, Sewer Impt., Series A, Revenue Bond, NATL	5.000%	7/1/2035	Aa2	500,000	518,785
Honolulu County, Sewer Impt., Series B, Revenue Bond	5.000%	7/1/2020	Aa2	820,000	964,894
Honolulu County, Sewer Impt., Series B, Revenue Bond	3.000%	7/1/2024	Aa2	1,000,000	975,310
Honolulu County, Water Utility Impt., Prerefunded Balance, G.O. Bond, FGIC	6.000%	12/1/2014	Aa1	750,000	789,457

					4,332,638

The accompanying notes are an integral part of the financial statements.

8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

INDIANA - 4.0%

Avon Community School Building Corp., Revenue Bond, AMBAC	4.250%	7/15/2018	A2	$1,450,000	$1,578,992
Avon Community School Building Corp., Revenue Bond, AMBAC	4.750%	1/15/2032	A2	1,015,000	1,019,902
Fort Wayne Sewage Works, Sewer Impt., Series B, Revenue Bond	2.000%	8/1/2022	Aa3	1,125,000	1,026,563
Fort Wayne Waterworks, Water Utility Impt., Revenue Bond	2.000%	12/1/2020	Aa3	745,000	711,557
Indiana Finance Authority, Beacon Health System, Series A, Revenue Bond	5.000%	8/15/2017	AA2	500,000	569,540
Indiana Municipal Power Agency, Series A, Revenue Bond	5.000%	1/1/2019	A1	1,540,000	1,785,014
Indiana Transportation Finance Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond, FGIC	5.250%	6/1/2026	Aa1	1,380,000	1,409,215
Lafayette, Sewage Works, Revenue Bond	4.000%	7/1/2017	AA2	500,000	552,010
Lafayette, Sewer Impt., Revenue Bond	3.000%	1/1/2017	AA2	470,000	499,723
Lafayette, Sewer Impt., Revenue Bond	3.000%	7/1/2018	AA2	475,000	507,604
Plainfield Sewage Works, Series A, Revenue Bond	4.650%	1/1/2027	AA2	645,000	662,692
Shelbyville Central Renovation School Building Corp., Revenue Bond, NATL	5.000%	7/15/2018	Baa1	3,000,000	3,188,490

					13,511,302

IOWA - 1.5%

Cedar Rapids, Series E, G.O. Bond	3.000%	6/1/2014	Aaa	1,000,000	1,011,560
Des Moines Waterworks Board, Series B, Revenue Bond	3.000%	12/1/2025	Aa1	1,000,000	965,890
Polk County, Public Impt., Series C, G.O. Bond	4.000%	6/1/2017	Aaa	995,000	1,010,204
Sioux City, Public Impt., Series A, G.O. Bond	2.000%	6/1/2014	Aa1	940,000	947,022
West Des Moines, Series B, G.O. Bond	2.000%	6/1/2014	AAA[2]	1,000,000	1,007,720

					4,942,396

KANSAS - 1.1%

Kansas Development Finance Authority, Series D, Revenue Bond	5.000%	11/15/2020	Aa3	500,000	564,480
Topeka Combined Utility Revenue, Series A, Revenue Bond	4.000%	8/1/2019	Aa3	845,000	938,237
Wichita, Water & Sewer Utility, Series A, Revenue Bond	5.000%	10/1/2017	AA2	2,000,000	2,294,860

					3,797,577

The accompanying notes are an integral part of the financial statements.

9

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

LOUISIANA - 0.5%

Caddo Parish Parishwide School District, Prerefunded Balance, G.O. Bond, NATL	4.350%	3/1/2026	Aa2	$660,000	$691,224
Caddo Parish Parishwide School District, Prerefunded Balance, G.O. Bond, NATL	4.375%	3/1/2027	Aa2	1,090,000	1,141,917

					1,833,141

MAINE - 0.5%

Falmouth, School Impt., G.O. Bond	2.000%	11/15/2014	Aa1	1,000,000	1,015,060
Maine Municipal Bond Bank, Various Purposes Impt., Series E, Revenue Bond	4.000%	11/1/2021	Aa2	570,000	624,076

					1,639,136

MARYLAND - 1.1%

Frederick County, Series C, G.O. Bond	4.000%	12/1/2014	Aa1	1,410,000	1,459,223
Maryland Health & Higher Educational Facilities Authority, Revenue Bond	5.000%	7/1/2019	A2	500,000	567,990
Maryland State, Public Impt., Second Series, G.O. Bond	5.000%	7/15/2014	Aaa	1,000,000	1,026,110
Prince George’s County, Public Impt., Series A, G.O. Bond	4.000%	9/15/2014	Aaa	550,000	564,894

					3,618,217

MASSACHUSETTS - 1.9%

Boston, Public Impt., Series A, G.O. Bond	5.000%	1/1/2015	Aaa	500,000	524,015
Commonwealth of Massachusetts, Prerefunded Balance, Series D, G.O. Bond, AGM	5.000%	12/1/2023	Aa1	1,000,000	1,043,730
Commonwealth of Massachusetts, Public Impt., Prerefunded Balance, Series A, G.O. Bond, AGM	5.000%	3/1/2021	Aa1	500,000	527,085
Commonwealth of Massachusetts, Series D, G.O. Bond	5.250%	10/1/2014	Aa1	1,000,000	1,038,210
Hanover, Public Impt., G.O. Bond	3.000%	5/15/2015	Aa2	910,000	942,960
Massachusetts Health & Educational Facilities Authority, Series G, Revenue Bond	5.000%	7/1/2018	Aa2	600,000	674,400
Massachusetts Municipal Wholesale Electric Co., Revenue Bond	5.000%	7/1/2016	A3	1,000,000	1,105,850
Massachusetts Municipal Wholesale Electric Co., Series A, Revenue Bond	5.000%	7/1/2015	A2	500,000	534,440

					6,390,690

MICHIGAN - 0.5%

Ann Arbor Sewage Disposal System, Revenue Bond	3.000%	7/1/2020	AA2	1,000,000	1,051,950

The accompanying notes are an integral part of the financial statements.

10

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

MICHIGAN (continued)

Grand Rapids, Water Supply System Revenue, Revenue Bond	5.000%	1/1/2018	Aa2	$550,000	$631,620

					1,683,570

MINNESOTA - 1.5%

Hennepin County, Series B, G.O. Bond	4.000%	12/1/2014	Aaa	1,000,000	1,035,100
Minnesota Agricultural & Economic Development Board, Series C-1, Revenue Bond, AGC	5.000%	2/15/2016	AA2	540,000	585,241
Minnesota Municipal Power Agency, Series A, Revenue Bond	5.000%	10/1/2018	A3	2,130,000	2,461,471
Minnesota State, Series C, G.O. Bond	5.000%	8/1/2014	Aa1	1,000,000	1,028,250
Western Minnesota Municipal Power Agency, Prerefunded Balance, Revenue Bond	6.625%	1/1/2016	Aaa	95,000	101,060

					5,211,122

MISSOURI - 2.8%

Kansas City, Sanitary Sewer System, Revenue Bond.	4.000%	1/1/2017	Aa2	2,155,000	2,366,427
Kansas City, Sanitary Sewer System, Series A, Revenue Bond	2.000%	1/1/2018	Aa2	2,425,000	2,514,046
Kansas City, Sanitary Sewer System, Series A, Revenue Bond	4.000%	1/1/2019	Aa2	865,000	967,468
Missouri Joint Municipal Electric Utility Commission, Series A, Revenue Bond, AMBAC	5.000%	1/1/2021	A3	1,535,000	1,682,544
Missouri State, Series A, G.O. Bond	5.000%	10/1/2014	Aaa	830,000	860,096
Springfield, Electric Light & Power Impt., Revenue Bond, NATL	4.750%	8/1/2031	Aa2	1,015,000	1,023,414

					9,413,995

NEBRASKA - 3.9%

Lincoln Electric System, Revenue Bond	5.000%	9/1/2021	AA2	2,000,000	2,343,720
Municipal Energy Agency of Nebraska, Series A, Revenue Bond	5.000%	4/1/2018	A2	630,000	722,843
Nebraska Public Power District, Series A, Revenue Bond	5.000%	1/1/2019	A1	500,000	580,855
Nebraska Public Power District, Series B, Revenue Bond	3.000%	1/1/2016	A1	905,000	950,341
Nebraska Public Power District, Series B, Revenue Bond	5.000%	1/1/2019	A1	600,000	678,240
Nebraska Public Power District, Series B, Revenue Bond	5.000%	1/1/2020	A1	1,000,000	1,159,020

The accompanying notes are an integral part of the financial statements.

11

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NEBRASKA (continued)

Nebraska Public Power District, Series C, Revenue Bond	5.000%	1/1/2018	A1	$2,160,000	$2,484,194
Omaha Public Power District, Series AA, Revenue Bond, NATL	4.500%	2/1/2034	Aa3	1,950,000	1,909,518
Omaha Public Power District, Series B, Revenue Bond	3.000%	2/1/2018	Aa2	600,000	645,708
Omaha Public Power District, Series C, Revenue Bond	5.000%	2/1/2019	Aa2	1,265,000	1,478,494

					12,952,933

NEW HAMPSHIRE - 1.3%

New Hampshire State, Public Impt., Series B, G.O. Bond	5.000%	2/1/2015	Aa1	2,000,000	2,103,200
New Hampshire State, Series A, G.O. Bond, NATL	5.000%	10/15/2014	Aa1	1,500,000	1,556,820
Portsmouth, Public Impt., G.O. Bond	2.500%	5/15/2015	Aa1	820,000	843,846

					4,503,866

NEW JERSEY - 0.5%

New Jersey Health Care Facilities Financing Authority, Kennedy Health System, Revenue Bond.	2.000%	7/1/2018	A3	455,000	464,068
New Jersey State Turnpike Authority, Series A, Revenue Bond	3.000%	1/1/2016	A3	1,100,000	1,152,855

					1,616,923

NEW YORK - 2.3%

Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2018	A2	725,000	839,260
New York City Water & Sewer System, Series EE, Revenue Bond	5.000%	6/15/2017	Aa2	2,530,000	2,887,008
New York State Dormitory Authority, Series 1, Revenue Bond	4.000%	7/1/2020	Aa3	420,000	460,362
New York State Thruway Authority, Highway Impt., Series H, Revenue Bond, NATL	5.000%	1/1/2017	A2	600,000	673,980
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	4.000%	1/1/2019	A2	1,000,000	1,099,720
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	4.000%	11/15/2019	Aa3	725,000	813,820
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2020	Aa3	920,000	1,082,573

					7,856,723

The accompanying notes are an integral part of the financial statements.

12

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NORTH CAROLINA - 3.5%

Charlotte, G.O. Bond	5.000%	8/1/2014	Aaa	$750,000	$771,187
Charlotte, Water & Sewer, Revenue Bond	5.000%	12/1/2020	Aaa	1,400,000	1,659,224
Charlotte-Mecklenburg Hospital Authority, Series A, Revenue Bond	5.000%	1/15/2017	Aa3	415,000	467,605
Concord, Utilities Systems, Revenue Bond, AGC	4.000%	12/1/2017	Aa2	880,000	982,573
Forsyth County, G.O. Bond	3.000%	3/1/2015	Aaa	1,000,000	1,032,540
Gaston County, School Impt., G.O. Bond, AGM	5.000%	4/1/2014	Aa2	1,000,000	1,012,180
North Carolina Eastern Municipal Power Agency, Series A, Revenue Bond , AGC	5.250%	1/1/2019	A3	1,265,000	1,441,101
North Carolina Medical Care Commission, Moses Cone Health System, Revenue Bond	5.000%	10/1/2020	AA2	580,000	661,687
North Carolina Municipal Power Agency No. 1 Catawba, Series A, Revenue Bond	5.000%	1/1/2030	A2	1,000,000	1,045,840
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.250%	1/1/2017	A2	1,000,000	1,127,830
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.000%	1/1/2020	A2	400,000	459,720
Wake County, School Impt., G.O. Bond	5.000%	3/1/2015	Aaa	890,000	939,689

					11,601,176

NORTH DAKOTA - 0.1%

Fargo, Health System, Revenue Bond	5.500%	11/1/2016	A1	450,000	508,626

OHIO - 1.2%

American Municipal Power, Inc., Prairie State Energy Campus Project, Series A, Revenue Bond	5.250%	2/15/2023	A1	450,000	497,331
American Municipal Power, Inc., Prairie State Energy Campus Project, Series A, Revenue Bond,	5.000%	2/15/2016	A1	1,150,000	1,251,499
Toledo Water System, Revenue Bond	3.000%	11/15/2017	Aa3	1,000,000	1,069,670
Toledo Water System, Revenue Bond	5.000%	11/15/2018	Aa3	1,175,000	1,362,577

					4,181,077

OKLAHOMA - 0.2%

Oklahoma Development Finance Authority, Series C, Revenue Bond	5.000%	8/15/2018	Aa3	500,000	576,540

OREGON - 1.6%

Medford Hospital Facilities Authority, Asante Health System, Revenue Bond, AGM	5.000%	8/15/2019	AA2	440,000	504,574
Portland Sewer System, Series A, Revenue Bond	5.000%	6/15/2018	Aa2	1,395,000	1,623,919
Portland Sewer System, Series A, Revenue Bond	5.000%	8/1/2019	Aa3	1,285,000	1,510,158

The accompanying notes are an integral part of the financial statements.

13

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

OREGON (continued)

Portland, Water Utility Impt., Prerefunded Balance, Series A, Revenue Bond, NATL	4.500%	10/1/2031	Aa1	$550,000	$609,527
Washington County Clean Water Services, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2021	Aa2	1,015,000	1,184,952

					5,433,130

PENNSYLVANIA - 4.1%

Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Revenue Bond	5.000%	5/15/2018	Aa3	500,000	572,330
Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bond	5.250%	12/1/2018	AA2	600,000	696,756
North Wales Water Authority, Series A, Revenue Bond	5.000%	11/1/2020	AA2	1,000,000	1,163,460
Pennsylvania Turnpike Commission, Series A, Revenue Bond, AGM	5.250%	7/15/2019	Aa3	1,050,000	1,230,947
Pennsylvania Turnpike Commission, Series B, Revenue Bond	5.000%	12/1/2017	A1	1,440,000	1,648,526
Philadelphia, Water & Wastewater, Prerefunded Balance, Revenue Bond, NATL	5.600%	8/1/2018	A2	20,000	23,356
Philadelphia, Water & Wastewater, Series A, Revenue Bond	5.000%	1/1/2018	A1	385,000	440,509
Philadelphia, Water & Wastewater, Series A, Revenue Bond, AGM	5.000%	6/15/2019	A1	1,000,000	1,160,160
Philadelphia, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2017	A1	750,000	858,967
Philadelphia, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2018	A1	1,370,000	1,588,501
Philadelphia, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2022	A1	1,115,000	1,252,190
Philadelphia, Water & Wastewater, Series C, Revenue Bond, AGM	5.000%	8/1/2017	A1	1,000,000	1,139,040
Pittsburgh Water & Sewer Authority, Series B, Revenue Bond, AGM	5.000%	9/1/2019	A2	1,000,000	1,148,140
South Central Pennsylvania General Authority, Wellspan Health Obligated Group, Series A, Revenue Bond	5.625%	6/1/2018	Aa3	655,000	761,706

					13,684,588

RHODE ISLAND - 0.6%

Narragansett Bay Commission, Sewer Impt., Series A, Revenue Bond, NATL	5.000%	8/1/2035	Baa1	1,000,000	1,018,550

The accompanying notes are an integral part of the financial statements.

14

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

RHODE ISLAND (continued)

Rhode Island Clean Water Finance Agency, Series A, Revenue Bond, NATL	5.000%	10/1/2035	Baa1	$1,000,000	$999,910

					2,018,460

SOUTH CAROLINA - 4.4%

Anderson, Water & Sewer, Revenue Bond, AGM	5.000%	7/1/2026	Aa3	1,715,000	1,887,529
Charleston, Water Utility & Capital Impt., Revenue Bond	5.000%	1/1/2022	Aa1	530,000	614,975
Columbia Waterworks & Sewer System, Revenue Bond	5.000%	2/1/2019	Aa1	475,000	554,914
South Carolina Public Service Authority, Series C, Revenue Bond	5.000%	12/1/2020	A1	1,000,000	1,163,480
South Carolina Public Service Authority, Water Utility Impt., Series A, Revenue Bond, AMBAC	4.250%	1/1/2017	A1	1,550,000	1,705,295
South Carolina State Public Service Authority, Public Impt., Prerefunded Balance, Series A, Revenue Bond, AGM	5.000%	1/1/2017	Aa3	1,000,000	1,000,000
South Carolina State Public Service Authority, Series A, Revenue Bond	4.000%	12/1/2017	A1	1,860,000	2,072,114
South Carolina State Public Service Authority, Series B, Revenue Bond, NATL	5.000%	1/1/2019	A1	1,000,000	1,150,810
South Carolina Transportation Infrastructure Bank, Series B, Revenue Bond, AMBAC	4.250%	10/1/2027	A1	2,000,000	2,002,460
South Carolina, State Institutional - South Carolina State University, Series B, G.O. Bond	5.250%	4/1/2014	Aaa	1,000,000	1,012,780
Spartanburg Sanitation Sewer District, Prerefunded Balance, Series B, Revenue Bond, NATL	5.000%	3/1/2032	A1	1,500,000	1,512,120

					14,676,477

TENNESSEE - 5.6%

Clarksville City Water, Sewer and Gas, Revenue Bond	5.000%	2/1/2019	Aa3	2,740,000	3,174,537
Franklin, Water & Sewer, G.O. Bond	5.000%	4/1/2014	Aaa	1,000,000	1,012,130
Knoxville Wastewater System, Series A, Revenue Bond	4.000%	4/1/2018	Aa2	410,000	458,876
Knoxville Wastewater System, Series A, Revenue Bond	4.000%	4/1/2019	Aa2	660,000	742,474
Knoxville Wastewater System, Series A, Revenue Bond	4.000%	4/1/2020	Aa2	685,000	765,748
Memphis Electric System, Revenue Bond	5.000%	12/1/2018	Aa2	2,000,000	2,343,460
Memphis, G.O. Bond, AGC	4.000%	4/1/2014	Aa2	2,000,000	2,019,260

The accompanying notes are an integral part of the financial statements.

15

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

TENNESSEE (continued)

Metropolitan Government of Nashville & Davidson County, Revenue Bond	5.000%	7/1/2018	A1	$750,000	$865,230
Metropolitan Government of Nashville & Davidson County, Series A, Revenue Bond	5.000%	7/1/2016	Aa3	750,000	831,173
Metropolitan Government of Nashville & Davidson County, Series A, Revenue Bond, AGM	4.000%	1/1/2018	Aa2	445,000	496,291
Metropolitan Government of Nashville & Davidson County, Series A, Revenue Bond, AGM	5.250%	1/1/2019	Aa2	665,000	784,341
Metropolitan Government of Nashville & Davidson County, Series B, G.O. Bond	5.000%	1/1/2014	Aa1	1,000,000	1,000,000
Metropolitan Government of Nashville & Davidson County, Series B, Revenue Bond	5.000%	5/15/2016	AA2	400,000	441,948
Metropolitan Government of Nashville & Davidson County, Series B, Revenue Bond, BHAC	5.500%	5/15/2017	Aa1	1,000,000	1,156,820
Montgomery County, G.O. Bond	4.000%	4/1/2015	AA2	1,000,000	1,045,160
Montgomery County, School Impt., G.O. Bond	2.000%	4/1/2014	AA2	500,000	502,230
Rutherford County, G.O. Bond	5.000%	4/1/2014	Aa1	500,000	505,975
Williamson County, Series A, G.O. Bond	3.000%	3/1/2015	Aaa	550,000	567,765

					18,713,418

TEXAS - 9.1%

Alvin Independent School District, Prerefunded Balance, Series A, G.O. Bond	5.000%	2/15/2022	Aaa	500,000	502,970
Austin Electric Utility, Revenue Bond	5.000%	11/15/2018	A1	750,000	873,555
Austin Electric Utility, Revenue Bond	5.000%	11/15/2020	A1	1,600,000	1,868,304
Austin Electric Utility, Revenue Bond, AGM	5.000%	11/15/2018	A1	500,000	565,240
Austin Electric Utility, Series A, Revenue Bond, AMBAC	5.500%	11/15/2016	A1	1,000,000	1,136,790
Austin Electric Utility, Series A, Revenue Bond, AMBAC	5.000%	11/15/2016	A1	600,000	673,554
Collin County, Public Impt., G.O. Bond	2.000%	2/15/2014	Aaa	545,000	546,248
Corpus Christi, Utility System, Revenue Bond	5.000%	7/15/2019	A1	2,400,000	2,768,592
Fort Worth, Water & Sewer, Revenue Bond	5.000%	2/15/2020	Aa1	550,000	644,551
Fort Worth, Water Utility Impt., Series C, Revenue Bond	5.000%	2/15/2014	Aa1	1,595,000	1,604,490
Frisco, Public Impt., G.O. Bond, AGM	5.000%	2/15/2015	Aa1	520,000	547,737
Harris County Cultural Education Facilities Finance Corp., Revenue Bond	4.000%	12/1/2019	A1	500,000	546,710
Harris County Flood Control District, Public Impt., Prerefunded Balance, Series A, G.O. Bond	5.250%	10/1/2018	Aaa	600,000	622,740
Houston, Public Impt., Series A, G.O. Bond	5.000%	3/1/2015	AA2	1,000,000	1,055,510
Houston, Utility System, Series A, Revenue Bond, AGM	5.250%	11/15/2017	Aa2	1,000,000	1,164,650
The accompanying notes are an integral part of the financial statements.

16

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

TEXAS (continued)

Houston, Utility System, Series C, Revenue Bond	5.000%	11/15/2018	Aa2	$1,000,000	$1,170,390
Houston, Utility System, Series D, Revenue Bond	4.000%	11/15/2017	AA2	525,000	586,530
Irving, Water Utility Impt., Revenue Bond	4.000%	8/15/2018	Aa1	1,110,000	1,245,242
Lower Colorado River Authority, Series B, Revenue Bond	4.000%	5/15/2018	A1	1,250,000	1,384,787
North East Independent School District, School Impt., Prerefunded Balance, G.O. Bond	5.000%	8/1/2022	AAA[2]	550,000	565,493
North Texas Municipal Water District, Revenue Bond	5.250%	9/1/2020	Aa2	2,000,000	2,397,700
San Antonio, Water System, Revenue Bond, NATL	4.375%	5/15/2029	Aa1	1,400,000	1,422,988
San Antonio, Water System, Series A, Revenue Bond	4.000%	5/15/2019	Aa1	1,675,000	1,878,278
San Marcos Consolidated Independent School District, School Impt., Prerefunded Balance, G.O. Bond	5.625%	8/1/2026	Aaa	475,000	490,110
Tarrant Regional Water District, Revenue Bond	5.000%	3/1/2017	AAA[2]	900,000	1,020,402
Texas Water Development Board, Series B, Prerefunded Balance, Revenue Bond	5.625%	7/15/2014	AAA[2]	2,000,000	2,058,820
University of Texas, Financing System, Series F, Revenue Bond	4.750%	8/15/2028	Aaa	1,000,000	1,048,430

					30,390,811

UTAH - 2.1%

Intermountain Power Agency, Series A, Revenue Bond	5.000%	7/1/2020	A1	2,000,000	2,255,860
North Davis County Sewer District, Sewer Impt., Series B, Revenue Bond	2.000%	3/1/2023	AA2	1,030,000	922,839
North Davis County Sewer District, Sewer Impt., Series B, Revenue Bond	2.125%	3/1/2025	AA2	500,000	424,170
Provo City School District, Series B, G.O. Bond	4.000%	6/15/2014	Aaa	1,100,000	1,118,986
Salt Lake City, Water Utility Impt., Revenue Bond	3.250%	2/1/2015	Aa1	400,000	412,752
Salt Lake County, Public Impt., Series A, G.O. Bond	4.000%	12/15/2014	Aaa	400,000	414,628
Utah State, Highway Impt., Series A, G.O. Bond	5.000%	7/1/2014	Aaa	460,000	471,288
Utah State, Highway Impt., Series A, G.O. Bond	3.000%	7/1/2015	Aaa	500,000	520,650
Utah State, Series A, G.O. Bond	5.000%	7/1/2014	Aaa	415,000	425,184

					6,966,357

VIRGINIA - 4.1%

Arlington County, Public Impt., Series B, G.O. Bond	4.000%	8/15/2014	Aaa	1,000,000	1,024,030
Chesterfield County, Public Impt., G.O. Bond	3.500%	1/1/2015	Aaa	1,000,000	1,033,050
Commonwealth of Virginia, School Impt., Series A, G.O. Bond	5.000%	6/1/2014	Aaa	2,450,000	2,499,515

The accompanying notes are an integral part of the financial statements.

17

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

VIRGINIA (continued)

Fairfax County Industrial Development Authority, Invoa Health, Series C, Revenue Bond	5.000%	5/15/2018	Aa2	$500,000	$577,600
Fairfax County Water Authority, Revenue Bond	5.000%	4/1/2024	Aaa	1,000,000	1,157,430
Fairfax County, Public Impt., Prerefunded Balance, Series A, G.O. Bond	4.000%	4/1/2017	Aaa	2,000,000	2,092,380
Fairfax County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2014	Aaa	400,000	404,860
Norfolk Economic Development Authority, Sentara Healthcare, Series B, Revenue Bond	4.000%	11/1/2018	Aa2	400,000	445,972
Norfolk, Water Revenue, Revenue Bond	5.000%	11/1/2016	Aa2	1,075,000	1,208,741
Norfolk, Water Revenue, Revenue Bond	5.000%	11/1/2018	Aa2	725,000	849,483
Prince William County, Public Impt., Series A, G.O. Bond	3.000%	8/1/2014	Aaa	1,060,000	1,077,585
Richmond, Public Impt., Series B, G.O. Bond, AGM	5.000%	7/15/2014	Aa2	670,000	687,487
Rivanna Water & Sewer Authority, Water Utility Impt., Series B, Revenue Bond	4.000%	10/1/2023	Aa2	755,000	813,905

					13,872,038

WASHINGTON - 4.7%

Benton County Public Utility District No. 1, Revenue Bond	5.000%	11/1/2018	Aa3	400,000	461,708
Everett, Water & Sewer, Revenue Bond	5.000%	12/1/2018	AA2	1,730,000	2,027,993
Everett, Water & Sewer, Revenue Bond	5.000%	12/1/2020	AA2	1,330,000	1,565,024
King County School District No. 411 Issaquah, Prerefunded Balance, Series A, G.O. Bond, AGM	5.250%	12/1/2018	Aaa	2,420,000	2,531,780
Seattle Municipal Light & Power, Series B, Revenue Bond	4.000%	2/1/2016	Aa2	550,000	590,595
Seattle Municipal Light & Power, Series B, Revenue Bond	5.000%	2/1/2017	Aa2	1,585,000	1,791,969
Seattle, Sewer Impt., Revenue Bond	5.000%	9/1/2021	Aa1	2,000,000	2,337,660
Snohomish County Public Utility District No. 1, Revenue Bond	5.000%	12/1/2016	Aa3	740,000	834,298
Tacoma, Sewer Impt., Revenue Bond, NATL	5.125%	12/1/2036	Aa2	1,275,000	1,307,092
Tacoma, Water Revenue, Series A, Revenue Bond	4.000%	12/1/2018	Aa2	1,000,000	1,122,330
Washington Health Care Facilities Authority, Multicare Health System, Series A, Revenue Bond, AGC	4.000%	8/15/2016	Aa3	525,000	566,690
Washington Health Care Facilities Authority, Providence Health & Services, Series A, Revenue Bond	5.000%	10/1/2018	Aa2	475,000	549,979

					15,687,118

The accompanying notes are an integral part of the financial statements.

18

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

WISCONSIN - 2.7%

Central Brown County Water Authority, Water Systems, Revenue Bond, AMBAC	5.000%	12/1/2035	A2	$1,500,000	$1,511,910
Milwaukee Sewer System, Sewer Impt., Series S1, Revenue Bond	5.000%	6/1/2021	Aa2	470,000	542,563
Northland Pines School District, Prerefunded Balance, G.O. Bond, AGM	5.250%	4/1/2018	Aa3	850,000	860,821
Wilmot Union High School District, Prerefunded Balance, G.O. Bond, AGM	5.500%	3/1/2019	Aa2	500,000	504,465
Wisconsin Health & Educational Facilities Authority, Froedtert Health, Series A, Revenue Bond	4.000%	4/1/2017	AA2	565,000	617,454
Wisconsin Health & Educational Facilities Authority, Revenue Bond	3.000%	8/15/2019	A1	510,000	531,670
Wisconsin Health & Educational Facilities Authority, Series A, Revenue Bond	5.000%	11/15/2018	Aa2	600,000	696,012
Wisconsin Public Power, Inc., Series A, Revenue Bond, AGM	5.000%	7/1/2016	A1	515,000	569,786
Wisconsin Public Power, Inc., Series A, Revenue Bond, AMBAC	5.000%	7/1/2035	A1	870,000	870,000
Wisconsin State, Public Impt., Prerefunded Balance, Series E, G.O. Bond, FGIC	5.000%	5/1/2019	Aa2	1,000,000	1,062,820
WPPI Energy, Series A, Revenue Bond	4.000%	7/1/2017	A1	1,120,000	1,235,685

					9,003,186

TOTAL MUNICIPAL BONDS
(Identified Cost $296,355,844)					294,785,441

SHORT-TERM INVESTMENT - 10.6%

Dreyfus AMT - Free Municipal Reserves - Class R
(Identified Cost $35,663,418)				35,663,418	35,663,418

TOTAL INVESTMENTS - 98.4%
(Identified Cost $332,019,262)					330,448,859
OTHER ASSETS, LESS LIABILITIES - 1.6%					5,230,354

NET ASSETS - 100%					$335,679,213

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGC (Assurance Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

BHAC (Berkshire Hathaway Assurance Corp.)

FGIC (Financial Guaranty Insurance Co.)

The accompanying notes are an integral part of the financial statements.

19

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2013

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2013, there is no rating available (unaudited).

The accompanying notes are an integral part of the financial statements.

20

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $332,019,262) (Note 2)	$330,448,859
Interest receivable	3,727,804
Receivable for fund shares sold	2,414,994
Dividends receivable	3,877

TOTAL ASSETS	336,595,534

LIABILITIES:

Accrued management fees (Note 3)	145,806
Accrued fund accounting and administration fees (Note 3)	26,545
Accrued transfer agent fees (Note 3)	1,094
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	677,797
Other payables and accrued expenses	64,672

TOTAL LIABILITIES	916,321

TOTAL NET ASSETS	$335,679,213

NET ASSETS CONSIST OF:

Capital stock	$307,742
Additional paid-in-capital	337,026,210
Undistributed net investment income	441,622
Accumulated net realized loss on investments	(525,958)
Net unrealized depreciation on investments	(1,570,403)

TOTAL NET ASSETS	$335,679,213

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($335,679,213/30,774,151 shares)	$10.91

The accompanying notes are an integral part of the financial statements.

21

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Interest	$5,792,450
Dividends	3,932

Total Investment Income	5,796,382

EXPENSES:

Management fees (Note 3)	1,625,545
Fund accounting and administration fees (Note 3)	107,370
Directors’ fees (Note 3)	6,174
Transfer agent fees (Note 3)	4,320
Chief Compliance Officer service fees (Note 3)	2,407
Custodian fees	12,868
Miscellaneous	98,706

Total Expenses	1,857,390

NET INVESTMENT INCOME	3,938,992

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	4,579,179
Net change in unrealized appreciation (depreciation) on investments	(12,957,794)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(8,378,615)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,439,623)

The accompanying notes are an integral part of the financial statements.

22

Diversified Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,938,992	$5,631,521
Net realized gain on investments	4,579,179	1,705,195
Net change in unrealized appreciation (depreciation) on investments	(12,957,794)	2,363,150

Net increase (decrease) from operations	(4,439,623)	9,699,866

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income	(3,761,243)	(5,736,636)
From net realized gain on investments	(6,070,344)	(787,467)

Total distributions to shareholders	(9,831,587)	(6,524,103)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	17,722,083	22,612,484

Net increase in net assets	3,450,873	25,788,247

NET ASSETS:

Beginning of year	332,228,340	306,440,093

End of year (including undistributed net investment income of $441,622 and $308,506, respectively)	$335,679,213	$332,228,340

The accompanying notes are an integral part of the financial statements.

23

Diversified Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.39	$11.28	$10.77	$11.17	$10.34

Income (loss) from investment operations:
Net investment income[1]	0.14	0.20	0.30	0.40	0.40
Net realized and unrealized gain (loss) on investments	(0.29)	0.14	0.58	(0.35)	0.90

Total from investment operations	(0.15)	0.34	0.88	0.05	1.30

Less distributions to shareholders:
From net investment income	(0.13)	(0.20)	(0.29)	(0.45)	(0.44)
From net realized gain on investments	(0.20)	(0.03)	(0.08)	— [2]	(0.03)

Total distributions to shareholders	(0.33)	(0.23)	(0.37)	(0.45)	(0.47)

Net asset value - End of year	$10.91	$11.39	$11.28	$10.77	$11.17

Net assets - End of year (000’s omitted)	$335,679	$332,228	$306,440	$276,970	$234,486

Total return[3]	(1.28%)	3.01%	8.25%	0.41%	12.75%

Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.57%	0.57%	0.58%	0.58%	0.60%
Net investment income	1.21%	1.71%	2.67%	3.51%	3.65%
Portfolio turnover	58%	9%	53%	3%	8%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	N/A	N/A	0.00%[4]	0.01%

1Calculated based on average shares outstanding during the year.

2Less than $0.01 per share.

3Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

24

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$294,785,441	$—	$294,785,441	$—
Mutual fund	35,663,418	35,663,418	—	—

Total assets	$330,448,859	$35,663,418	$294,785,441	$—

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2010 through December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

26

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Advisor has contractually agreed, until at least April 30, 2015, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2013. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

27

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $172,699,241 and $179,625,151, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Diversified Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,824,539	$65,237,733	5,266,396	$59,994,173
Reinvested	864,398	9,521,121	538,349	6,128,831
Repurchased	(5,074,072)	(57,036,771)	(3,805,220)	(43,510,520)

Total	1,614,865	$17,722,083	1,999,525	$22,612,484

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

7.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount on investments and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2013, $44,633 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Loss on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Ordinary income	$130,708	$45,983
Tax exempt income	3,737,163	5,736,636
Long-term capital gains	5,963,716	741,484

28

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

7.	Federal Income Tax Information (continued)

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$332,015,798
Unrealized appreciation	1,775,651
Unrealized depreciation	(3,342,590)

Net unrealized depreciation	$(1,566,939)

Undistributed tax exempt income	$438,158
Qualified late-year losses[1]	$525,958

1 The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

29

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 18, 2014

30

Diversified Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report, and accordingly are subject to change.

The Series hereby reports $3,737,163 as tax exempt dividends for the year ended December 31, 2013. It is the intention of the Series to designate the maximum allowable under tax law.

The Series designates $5,963,716 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2013.

31

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

32

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

33

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-2014)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2011)

HoustonPharma (2000-2008)

Cytos Biotechnology Ltd (2012-present)

34

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

35

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager
(1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since
2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of
Compliance); Corporate Secretary, Manning & Napier Investor Services,
Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

36

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37

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDTE-12/13-AR

NEW YORK TAX EXEMPT SERIES
www.manning-napier.com

New York Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and improved growth prospects drove many equity indices to all-time highs. However, fixed income markets did not fare nearly as well over the course of the year. As growth prospects in developed economies looked up and talk of the U.S. Federal Reserve tapering its asset purchases grew louder — ultimately resulting in the announcement of the long-awaited taper in December — yields rose steadily. This resulted in global bond markets struggling during 2013. As an active investment manager, the Advisor focused on identifying investments that could generate positive absolute returns, despite the challenging environment for fixed income securities. Moving forward, the Advisor believes that slow economic growth remains the most likely scenario.

Against a challenging market backdrop, domestic fixed income markets struggled to generate positive absolute returns during 2013. In fact, most major sectors of the domestic market generated negative absolute returns for the year. Treasuries were particularly hard hit, while certain sectors, such as high yield, fared much better. Though most sectors appeared to stabilize in the latter half of the year, a precipitous fall that began in early May and lasted into September in most sectors proved too high a hurdle to overcome.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

New York Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and New York State personal income tax.

Performance Commentary

During the year, the Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index returned -0.12%. Over the same time period, the New York Tax Exempt Series returned -1.72%, underperforming the benchmark.

The municipal bond market struggled during much of 2013. In an environment in which interest rates were rising and equity markets were running, investors displayed an appetite for risk assets at the expense of traditionally safer investments. The municipal market was particularly hard-hit from early-May to early-September, but then stabilized during the fourth quarter of the year. The Series’ underperformance can be largely explained by a longer maturity structure than the benchmark for much of the year.

Broadly speaking, the yields on municipal bonds are now approaching the yields on some corporate issuances. Comparatively, municipals offer greater risk protection and recovery potential relative to their corporate counterparts, which makes the sector attractive to fixed income investors. However, the Advisor believes that it is necessary to be discerning in the municipal market as some localities are in better fiscal condition than others. Regarding relative positioning, at year-end the Series had a shorter average duration than its benchmark. Regarding credit quality, the Series was notably overweight to AAA-rated securities and underweight to securities rated A or worse relative to its benchmark.

The Advisor believes slow growth is the most likely path forward for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. Nevertheless, the potential for interest rates to continue to rise presents a significant challenge to fixed income investors. In such an environment, the Advisor believes that an active approach to investment management is necessary to take advantage of opportunities where they exist while simultaneously managing risk. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

For regulatory purposes, this is not an offering in all states. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Credit quality ratings for each issue are obtained from Bloomberg using ratings derived from Moody’s Investors Services (Moody’s) or Standard & Poor’s. When ratings from Moody’s are not available, ratings from Standard & Poor’s are used. All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

New York Tax Exempt Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - New York Tax Exempt Series[3]	-1.72%	4.42%	3.16%	4.13%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	-0.12%	4.18%	3.95%	4.90%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2013 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from January 17, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series_ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 0.60%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.60% for the year ended December 31, 2013.

4The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

New York Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13
Actual	$1,000.00	$1,003.30	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

4

New York Tax Exempt Series

Portfolio Composition as of December 31, 2013

(unaudited)

5

New York Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS - 88.8%

Albany County, Public Impt., G.O. Bond	4.000%	6/1/2026	Aa3	$500,000	$511,220
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2016	AA2	505,000	567,943
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2018	AA2	1,295,000	1,513,143
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2019	AA2	1,125,000	1,322,584
Amherst Central School District, G.O. Bond	2.000%	8/1/2014	Aa3	500,000	504,910
Arlington Central School District, G.O. Bond	4.000%	12/15/2021	Aa2	300,000	332,511
Bay Shore Union Free School District, G.O. Bond	4.000%	8/15/2014	Aa3	510,000	521,577
Beacon, Public Impt., Series A, G.O. Bond	4.000%	8/15/2014	Aa3	400,000	408,924
Bedford Central School District, G.O. Bond	2.000%	10/15/2021	Aa1	500,000	479,590
Bedford, Public Impt., G.O. Bond	2.000%	6/15/2014	AAA[2]	350,000	352,985
Bedford, Public Impt., G.O. Bond	2.000%	6/15/2015	AAA[2]	275,000	282,128
Binghamton, Public Impt., G.O. Bond	4.000%	9/15/2024	A2	505,000	511,742
Briarcliff Manor, Public Impt., Series A, G.O. Bond	2.000%	9/1/2014	Aa2	260,000	262,982
Brookhaven, G.O. Bond, AMBAC	5.000%	6/1/2014	Aa2	200,000	204,126
Buffalo Fiscal Stability Authority, Sales Tax & State Aid, Series B, Revenue Bond, NATL	5.000%	9/1/2016	Aa1	525,000	562,910
Buffalo, Public Impt., Series A, G.O. Bond	3.000%	4/1/2023	A1	400,000	386,776
Cattaraugus County, Highway Impt., G.O. Bond	2.000%	4/15/2019	A1	405,000	407,102
Cayuga County, Public Impt., G.O. Bond, AGM	3.250%	4/1/2026	A1	670,000	665,136
Chautauqua County, Public Impt., G.O. Bond	4.250%	1/15/2027	A2	665,000	702,273
Chenango Valley Central School District, G.O. Bond, AGM	2.125%	6/15/2021	A2	500,000	465,225
Clarence Central School District, G.O. Bond	4.000%	5/15/2021	Aa2	250,000	275,193
Clarkstown Central School District, G.O. Bond	4.000%	10/15/2021	Aa2	500,000	547,485
Clarkstown, Public Impt., G.O. Bond	2.000%	10/15/2014	AAA[2]	675,000	684,585
Cleveland Hill Union Free School District, G.O. Bond, AGM	3.750%	6/15/2025	A2	475,000	487,739
Clifton Park Water Authority, Revenue Bond	4.250%	10/1/2029	A2	250,000	256,140
Connetquot Central School District of Islip, G.O. Bond	4.000%	7/15/2014	Aa2	390,000	398,038
Copiague Union Free School District, G.O. Bond	2.000%	5/1/2015	Aa3	500,000	510,945
Cortland County, Public Impt., G.O. Bond, AGM	3.000%	8/15/2030	AA2	215,000	183,653
Dutchess County, Public Impt., G.O. Bond	5.000%	10/1/2014	Aa2	235,000	243,486
Dutchess County, Public Impt., G.O. Bond	5.000%	10/1/2015	Aa2	250,000	270,400
Dutchess County, Public Impt., Prerefunded Balance, G.O. Bond, NATL	4.000%	12/15/2016	Aa1	315,000	326,340
Dutchess County, Public Impt., Unrefunded Balance, G.O. Bond, NATL	4.000%	12/15/2016	Aa2	360,000	371,844
East Irondequoit Central School District, G.O. Bond	2.250%	6/15/2014	Aa2	580,000	584,541
East Islip Union Free School District, Series A, G.O. Bond	4.000%	6/15/2015	AA2	345,000	362,923

The accompanying notes are an integral part of the financial statements.

6

New York Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Erie County Fiscal Stability Authority, Series A, Revenue Bond	4.125%	5/15/2018	Aa1	$450,000	$505,823
Erie County Fiscal Stability Authority, Series A, Revenue Bond	4.000%	3/15/2019	Aa1	600,000	672,006
Erie County Fiscal Stability Authority, Series C, Revenue Bond	5.000%	3/15/2018	Aa1	1,025,000	1,187,165
Erie County Water Authority, Revenue Bond, NATL	5.000%	12/1/2037	Aa2	625,000	640,369
Erie County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2025	A2	200,000	218,408
Erie County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2026	A2	215,000	233,077
Essex County, Public Impt., G.O. Bond	5.000%	5/1/2020	AA2	500,000	576,275
Gananda Central School District, G.O. Bond	3.000%	6/15/2019	AA2	250,000	261,703
Gates Chili Central School District, G.O. Bond	1.000%	6/15/2014	Aa3	460,000	461,426
Greece Central School District, G.O. Bond, AGM	5.000%	6/15/2015	Aa3	500,000	534,690
Greece Central School District, G.O. Bond, AGM	4.000%	6/15/2019	Aa3	2,675,000	2,890,017
Greenburgh, Public Impt., G.O. Bond	4.750%	5/15/2014	Aaa	250,000	254,265
Greene County, Public Impt., G.O. Bond	1.500%	3/15/2014	Aa3	505,000	506,055
Greene County, Public Impt., G.O. Bond	3.000%	12/15/2014	Aa3	595,000	609,863
Hauppauge Union Free School District, G.O. Bond	3.000%	12/1/2014	Aa2	585,000	600,064
Hempstead, Public Impt., G.O. Bond	3.000%	8/15/2032	AA2	465,000	373,497
Hempstead, Public Impt., Series B, G.O. Bond	2.500%	8/1/2014	Aaa	280,000	284,043
Horseheads Central School District, G.O. Bond	2.000%	6/15/2015	Aa3	540,000	551,761
Huntington, G.O. Bond, AMBAC	5.500%	4/15/2014	Aaa	415,000	421,462
Huntington, Public Impt., G.O. Bond	2.000%	6/15/2014	Aaa	570,000	574,520
Huntington, Public Impt., G.O. Bond	3.000%	7/15/2015	Aaa	925,000	962,351
Iroquois Central School District, School Impt., G.O. Bond	2.000%	6/15/2021	Aa2	500,000	479,485
Ithaca City School District, G.O. Bond	3.000%	7/1/2014	AA2	675,000	684,065
Ithaca City School District, G.O. Bond, AGC	3.000%	7/1/2014	A3	330,000	334,432
Jamestown City School District, G.O. Bond	3.000%	4/1/2019	A1	200,000	208,700
Johnson City Central School District, Prerefunded Balance, G.O. Bond, NATL	4.375%	6/15/2028	A2	1,000,000	1,019,080
Katonah-Lewisboro Union Free School District, Series C, G.O. Bond, NATL	5.000%	11/1/2014	Aa2	1,000,000	1,041,120
Lockport City School District, G.O. Bond, AGM	2.000%	8/1/2019	A1	450,000	452,403
Long Beach City School District, G.O. Bond	3.000%	5/1/2014	Aa2	500,000	504,595
Long Island Power Authority, Electric Systems, Series A, Revenue Bond	5.750%	4/1/2039	Baa1	675,000	722,837
Long Island Power Authority, Electric Systems, Series F, Revenue Bond, NATL	4.500%	5/1/2028	Baa1	1,880,000	1,881,880
Mahopac Central School District, Series A, G.O. Bond	4.000%	6/1/2014	Aa2	945,000	959,610
Mamaroneck Union Free School District, G.O. Bond	3.500%	6/15/2025	Aaa	1,000,000	1,026,230
Manhasset Union Free School District, G.O. Bond	4.000%	9/15/2014	Aaa	655,000	672,875
Marlboro Central School District, G.O. Bond, AGC	4.000%	12/15/2026	AA2	500,000	507,480

The accompanying notes are an integral part of the financial statements.

7

New York Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Revenue Bond	5.000%	11/15/2034	AA2	$1,000,000	$1,035,410
Metropolitan Transportation Authority, Series A-2, Revenue Bond	5.000%	11/15/2017	A2	340,000	390,062
Metropolitan Transportation Authority, Series B, Revenue Bond, AGM	4.500%	11/15/2032	A2	500,000	498,715
Miller Place Union Free School District, G.O. Bond	4.000%	2/15/2027	Aa2	265,000	268,612
Minisink Valley Central School District, G.O. Bond	2.500%	4/15/2014	AA2	225,000	226,449
Minisink Valley Central School District, G.O. Bond	2.500%	4/15/2015	AA2	200,000	205,228
Monroe County Water Authority, Revenue Bond	4.500%	8/1/2016	Aa2	310,000	340,746
Monroe County Water Authority, Revenue Bond	5.000%	8/1/2019	Aa2	455,000	532,568
Monroe County Water Authority, Revenue Bond	4.250%	8/1/2030	Aa2	405,000	412,679
Monroe County Water Authority, Revenue Bond	4.500%	8/1/2035	Aa2	275,000	279,219
Monroe County, Public Impt., G.O. Bond, AGM	3.000%	6/1/2022	A2	500,000	487,800
Nassau County, Public Impt., Series C, G.O. Bond	4.000%	10/1/2026	A2	1,000,000	1,001,570
Nassau County, Public Impt., Series C, G.O. Bond, AGC	5.000%	10/1/2028	A2	1,000,000	1,054,010
New Rochelle City School District, G.O. Bond	4.000%	12/15/2014	Aa2	600,000	621,822
New York City Transitional Finance Authority, Future Tax Secured, Prerefunded Balance, Subseries A-1, Revenue Bond	5.000%	8/1/2019	WR3	255,000	284,542
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Subseries F-1, Revenue Bond	5.000%	2/1/2019	Aa1	1,500,000	1,747,170
New York City Transitional Finance Authority, Future Tax Secured, Series D, Unrefunded Balance, Revenue Bond	5.000%	11/1/2015	Aa1	1,650,000	1,792,824
New York City Transitional Finance Authority, Future Tax Secured, Subseries A-1, Revenue Bond	5.000%	11/1/2017	Aa1	1,000,000	1,154,240
New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Public Impt., Series C, Revenue Bond	5.250%	2/1/2014	WR3	730,000	733,110
New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Public Impt., Series C, Revenue Bond	5.250%	2/1/2017	WR3	1,390,000	1,395,921
New York City Transitional Finance Authority, Prerefunded Balance, Future Tax Secured, Public Impt., Series C, Revenue Bond, XLCA	5.000%	2/1/2019	Aaa	1,705,000	1,711,905
New York City Water & Sewer System, Series AA, Revenue Bond	5.000%	6/15/2021	Aa2	545,000	630,380
New York City Water & Sewer System, Series BB, Revenue Bond	5.000%	6/15/2017	Aa2	200,000	221,068
New York City Water & Sewer System, Series C, Revenue Bond	5.000%	6/15/2014	Aa1	250,000	255,557
New York City Water & Sewer System, Series EE, Revenue Bond	2.500%	6/15/2014	Aa2	450,000	454,779

The accompanying notes are an integral part of the financial statements.

8

New York Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

New York City Water & Sewer System, Series EE, Revenue Bond	5.000%	6/15/2017	Aa2	$450,000	$513,499
New York City Water & Sewer System, Series EE, Revenue Bond	5.000%	6/15/2019	Aa2	1,425,000	1,669,060
New York City Water & Sewer System, Series FF-1, Revenue Bond	5.000%	6/15/2018	Aa2	750,000	870,893
New York City Water & Sewer System, Series GG, Revenue Bond	5.000%	6/15/2017	Aa2	250,000	271,570
New York City Water & Sewer System, Series GG, Revenue Bond	4.000%	6/15/2020	Aa2	500,000	556,255
New York City, Public Impt., Prerefunded Balance, Subseries F-1, G.O. Bond, XLCA	5.000%	9/1/2019	WR3	490,000	528,112
New York City, Public Impt., Series A, Prerefunded Balance, G.O. Bond	5.000%	8/1/2019	WR3	2,765,000	2,969,721
New York City, Public Impt., Subseries D-1, G.O. Bond	5.000%	10/1/2018	Aa2	915,000	1,058,298
New York City, Public Impt., Subseries H-A, Prerefunded Balance, G.O. Bond	5.000%	3/1/2015	WR3	420,000	443,314
New York City, Public Impt., Subseries H-A, Unrefunded Balance, G.O. Bond	5.000%	3/1/2015	AA2	580,000	611,981
New York City, Public Impt., Unrefunded Balance, Subseries F-1, G.O. Bond, XLCA	5.000%	9/1/2019	Aa2	10,000	10,742
New York City, Series A, G.O. Bond, AGM	5.000%	8/1/2015	Aa2	205,000	220,229
New York City, Series D, Prerefunded Balance, G.O. Bond	5.250%	8/1/2014	WR3	245,000	252,257
New York City, Series D, Unrefunded Balance, G.O. Bond	5.250%	8/1/2014	Aa2	1,145,000	1,179,018
New York City, Series E, G.O. Bond	5.000%	8/1/2017	Aa2	2,000,000	2,276,700
New York City, Series H, G.O. Bond	4.000%	8/1/2017	Aa2	1,800,000	1,985,904
New York Local Government Assistance Corp., Series A, Revenue Bond	5.000%	4/1/2015	AAA[2]	1,000,000	1,060,810
New York Power Authority, Series A, Revenue Bond	4.000%	11/15/2018	Aa2	220,000	248,094
New York Power Authority, Series A, Revenue Bond, FGIC	5.000%	11/15/2016	Aa2	900,000	978,030
New York Power Authority, Series C, Revenue Bond, NATL	5.000%	11/15/2017	Aa2	500,000	578,720
New York State Dormitory Authority, Columbia University, Revenue Bond	5.000%	7/1/2038	Aaa	900,000	944,424
New York State Dormitory Authority, Cornell University, Series C, Revenue Bond	5.000%	7/1/2037	Aa1	1,000,000	1,048,250
New York State Dormitory Authority, Rochester Institute of Technology, Prerefunded Balance, Series A, Revenue Bond	5.750%	7/1/2025	A1	500,000	600,345
New York State Dormitory Authority, Series A, Revenue Bond, AGM	4.000%	10/1/2025	A1	1,500,000	1,519,650

The accompanying notes are an integral part of the financial statements.

9

New York Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

New York State Dormitory Authority, Series A, Revenue Bond, AGM	4.375%	10/1/2030	A1	$1,500,000	$1,502,085
New York State Dormitory Authority, Series B, Revenue Bond	5.000%	3/15/2019	AAA[2]	1,000,000	1,167,060
New York State Dormitory Authority, Series B, Revenue Bond, AGM	4.400%	10/1/2030	A1	140,000	140,398
New York State Environmental Facilities Corp., Pollution Control, Unrefunded Balance, Series B, Revenue Bond	5.200%	5/15/2014	Aaa	20,000	20,348
New York State Environmental Facilities Corp., Revenue Bond	5.000%	6/15/2019	Aaa	1,500,000	1,762,035
New York State Environmental Facilities Corp., Series A, Revenue Bond	5.000%	6/15/2017	Aaa	1,000,000	1,143,320
New York State Environmental Facilities Corp., Subseries A, Revenue Bond	5.000%	6/15/2020	Aaa	1,250,000	1,470,613
New York State Environmental Facilities Corp., Water Utility Impt., Series E, Revenue Bond	4.000%	11/15/2018	Aaa	500,000	561,585
New York State Municipal Bond Bank Agency, Subseries A1, Revenue Bond	4.000%	12/15/2014	AA2	250,000	258,653
New York State Municipal Bond Bank Agency, Subseries B1, Revenue Bond	4.125%	12/15/2029	A2	420,000	417,564
New York State Municipal Bond Bank Agency, Subseries B1, Revenue Bond	4.500%	12/15/2034	A2	215,000	214,705
New York State Thruway Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond, AMBAC	5.000%	3/15/2017	Aa2	260,000	268,837
New York State Thruway Authority, Highway Impt., Series A, Revenue Bond	5.000%	3/15/2015	AAA[2]	500,000	529,245
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	4.000%	1/1/2019	A2	525,000	577,353
New York State Thruway Authority, Series A, Revenue Bond	5.000%	3/15/2015	AAA[2]	500,000	529,245
New York State Thruway Authority, Series A, Revenue Bond	5.000%	3/15/2020	AAA[2]	550,000	641,542
New York State Thruway Authority, Series B, Revenue Bond, AMBAC	5.000%	4/1/2019	AA2	2,500,000	2,694,850
New York State Urban Development Corp., Correctional Capital Facilities, Series A, Revenue Bond, AGM	5.250%	1/1/2014	Aa3	175,000	175,000
New York State Urban Development Corp., Public Impt., Series A-2, Revenue Bond, AMBAC	5.500%	3/15/2017	AAA[2]	505,000	581,240
New York State, Series C, G.O. Bond	5.000%	4/15/2014	Aa2	645,000	654,353
New York State, Series C, G.O. Bond	5.000%	9/1/2014	Aa2	1,000,000	1,033,360
New York State, Series C, G.O. Bond	4.000%	2/1/2027	Aa2	600,000	619,284
New York State, Water Utility Impt., Series A, G.O. Bond	5.000%	3/1/2018	Aa2	2,000,000	2,326,040

The accompanying notes are an integral part of the financial statements.

10

New York Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

New York State, Water Utility Impt., Series A, G.O. Bond	5.000%	3/1/2021	Aa2	$1,000,000	$1,178,350
New York State, Water Utility Impt., Series E, G.O. Bond	5.000%	12/15/2019	Aa2	215,000	256,226
Niagara County, Water Utility Impt., G.O. Bond	2.000%	2/1/2020	Aa3	500,000	493,830
Niagara-Wheatfield Central School District, G.O. Bond, NATL	4.125%	2/15/2019	A2	610,000	657,299
Niagara-Wheatfield Central School District, G.O. Bond, NATL	4.125%	2/15/2020	A2	850,000	904,239
North Colonie Central School District, G.O. Bond	4.000%	7/15/2020	AA2	400,000	447,692
North Hempstead, G.O. Bond	3.000%	5/1/2015	Aa1	375,000	388,447
Olean, Public Impt., G.O. Bond	3.000%	8/1/2030	A1	460,000	395,526
Oneida County, Public Impt., G.O. Bond, AGM	3.000%	5/1/2020	A1	400,000	409,596
Onondaga County, Public Impt., Series A, G.O. Bond	3.000%	3/1/2015	Aa1	1,000,000	1,032,300
Onondaga County, Public Impt., Series A, G.O. Bond	4.500%	3/1/2028	Aa1	365,000	380,520
Ontario County, Public Impt., G.O. Bond	3.000%	4/15/2015	Aa1	200,000	206,670
Orange County, Series A, G.O. Bond	5.000%	7/15/2014	Aaa	550,000	564,267
Orange County, Series A, G.O. Bond	5.000%	7/15/2015	Aaa	500,000	536,240
Pittsford Central School District, G.O. Bond	4.000%	10/1/2021	Aa1	350,000	387,744
Pittsford Central School District, G.O. Bond	4.000%	10/1/2022	Aa1	600,000	659,178
Pleasantville Union Free School District, G.O. Bond	4.000%	5/1/2015	Aa2	530,000	555,541
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 175, Revenue Bond	4.000%	12/1/2026	Aa3	1,000,000	1,026,210
Port Authority of New York & New Jersey, Series 153, Revenue Bond	4.750%	7/15/2030	Aa3	495,000	515,196
Port Authority of New York & New Jersey, Series 161, Revenue Bond	4.500%	10/15/2037	Aa3	400,000	400,580
Port Authority of New York & New Jersey, Series 173, Revenue Bond	5.000%	12/1/2018	Aa3	465,000	543,650
Port Authority of New York & New Jersey, Series 180, Revenue Bond	4.000%	6/1/2016	Aa3	400,000	433,148
Port Washington Union Free School District, G.O. Bond	3.000%	12/1/2014	Aa1	500,000	513,485
Putnam County, Public Impt., G.O. Bond	2.000%	11/15/2014	Aa2	255,000	258,807
Queensbury Union Free School District, G.O. Bond	4.000%	12/15/2014	Aa2	300,000	310,560
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.375%	5/1/2031	A1	435,000	425,917
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.375%	5/1/2032	A1	510,000	494,022
Ramapo, Public Impt., Series B, G.O. Bond, NATL	4.500%	5/1/2033	A1	410,000	400,656
Rochester, School Impt., Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	Aa3	95,000	108,828
Sachem Central School District, G.O. Bond	3.000%	7/15/2016	AA2	1,005,000	1,071,300
Saratoga County Water Authority, Water Utility Impt., Revenue Bond	5.000%	9/1/2038	AA2	950,000	976,581

The accompanying notes are an integral part of the financial statements.

11

New York Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Saratoga Springs City School District, G.O. Bond	4.000%	6/15/2015	AA2	$500,000	$527,580
Scarsdale Union Free School District, G.O. Bond	4.000%	6/1/2015	Aaa	270,000	284,329
Schenectady County, Series A, G.O. Bond	2.000%	7/15/2014	Aa1	475,000	479,622
Schroon Lake Central School District, G.O. Bond, AGM	4.000%	6/15/2027	A2	490,000	504,666
Shenendehowa Central School District, G.O. Bond	2.500%	6/15/2014	AA2	280,000	282,727
Shenendehowa Central School District, G.O. Bond	4.000%	7/15/2020	AA2	475,000	527,027
Skaneateles Central School District, G.O. Bond	2.000%	6/15/2015	AA2	660,000	674,566
Skaneateles Central School District, G.O. Bond	4.000%	6/15/2015	AA2	280,000	294,462
South Country Central School District at Brookhaven, G.O. Bond, AGM	4.000%	7/15/2027	AA2	750,000	750,300
South Glens Falls Central School District, Unrefunded Balance, G.O. Bond, NATL	5.375%	6/15/2018	A1	95,000	97,154
South Huntington Union Free School District, G.O. Bond	2.250%	3/15/2015	Aa1	250,000	256,070
South Orangetown Central School District, G.O. Bond	3.000%	8/1/2015	Aa2	230,000	239,080
Southampton Union Free School District, G.O. Bond	2.500%	6/1/2015	Aaa	950,000	979,640
Southampton, Public Impt., G.O. Bond	3.000%	4/15/2014	Aa1	525,000	529,221
St. Lawrence County, Public Impt., G.O. Bond, NATL	4.500%	5/15/2031	Baa1	1,185,000	1,169,477
Suffolk County Water Authority, Revenue Bond	5.000%	6/1/2021	AA2	1,225,000	1,430,641
Suffolk County Water Authority, Revenue Bond	4.000%	6/1/2022	AA2	200,000	218,646
Suffolk County Water Authority, Revenue Bond	4.000%	6/1/2024	AA2	450,000	474,348
Suffolk County Water Authority, Revenue Bond, NATL	4.500%	6/1/2027	Baa1	1,160,000	1,175,544
Suffolk County Water Authority, Series A, Revenue Bond	5.000%	6/1/2018	AA2	200,000	232,064
Suffolk County Water Authority, Series A, Revenue Bond	4.500%	6/1/2030	AA2	640,000	657,626
Suffolk County, Public Impt., Series B, G.O. Bond	3.000%	10/15/2014	A2	2,000,000	2,041,120
Syracuse, Public Impt., Series A, G.O. Bond, NATL	4.250%	12/1/2028	A1	600,000	594,744
Syracuse, Public Impt., Series A, G.O. Bond, NATL	4.250%	12/1/2029	A1	600,000	589,086
Tarrytowns Union Free School District, G.O. Bond, AMBAC	4.250%	1/15/2030	Aa2	215,000	216,585
Tarrytowns Union Free School District, G.O. Bond, AMBAC	4.375%	1/15/2032	Aa2	1,090,000	1,097,488
Three Village Central School District Brookhaven & Smithtown, G.O. Bond	3.500%	5/1/2015	Aa2	1,000,000	1,042,510
Tompkins County, Prerefunded Balance, Series A, G.O. Bond, NATL	5.250%	2/15/2015	Aa1	315,000	316,966
Tompkins County, Public Impt., G.O. Bond	4.250%	12/15/2032	Aa1	300,000	301,503
Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series A, Revenue Bond, NATL	4.750%	1/1/2019	AA2	300,000	326,034
The accompanying notes are an integral part of the financial statements.

12

New York Tax Exempt Series

Investment Portfolio - December 31, 2013

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)

Triborough Bridge & Tunnel Authority, General Purposes, Prerefunded Balance, Series B, Revenue Bond	5.000%	1/1/2014	AA2	$900,000	$900,000
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2018	Aa3	490,000	574,628
Triborough Bridge & Tunnel Authority, Prerefunded Balance, Subseries D, Revenue Bond	5.000%	11/15/2022	WR3	310,000	366,110
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	4.000%	11/15/2017	Aa3	1,325,000	1,475,202
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2022	Aa3	1,000,000	1,165,990
Union Endicott Central School District, G.O. Bond, NATL	4.125%	6/15/2014	Baa1	605,000	615,454
Union Endicott Central School District, G.O. Bond, NATL	4.125%	6/15/2015	Baa1	865,000	910,741
Victor Central School District, G.O. Bond	4.000%	6/15/2014	Aa2	290,000	294,831
Voorheesville Central School District, G.O. Bond	5.000%	6/15/2021	AA2	500,000	583,105
Warren County, Public Impt., G.O. Bond, AGM	4.000%	7/15/2020	AA2	500,000	539,475
Wayne County, Public Impt., G.O. Bond	3.000%	6/1/2021	Aa2	295,000	304,815
Webster Central School District, Series A, G.O. Bond	2.000%	10/15/2014	AA2	325,000	329,267
Webster Central School District, Series B, G.O. Bond	2.000%	10/15/2014	AA2	410,000	415,383
Westchester County, Public Impt., Series A, G.O. Bond	3.000%	1/15/2015	Aa1	500,000	514,555
Westchester County, Public Impt., Series A, G.O. Bond	3.000%	10/15/2017	Aa1	415,000	449,267
White Plains, Public Impt., Series A, G.O. Bond	2.750%	9/15/2023	Aa1	330,000	327,070
William Floyd Union Free School District of the Mastics-Moriches-Shirley, G.O. Bond	2.250%	12/15/2014	AA2	400,000	406,940
Yorktown Central School District, G.O. Bond	4.000%	3/1/2025	AA2	370,000	384,019

TOTAL MUNICIPAL BONDS
(Identified Cost $145,126,864)					145,503,991

SHORT-TERM INVESTMENT - 10.3%

Dreyfus BASIC New York Municipal Money Market Fund
(Identified Cost $16,928,764)				16,928,764	16,928,764

TOTAL INVESTMENTS - 99.1%
(Identified Cost $162,055,628)					162,432,755
OTHER ASSETS, LESS LIABILITIES - 0.9%					1,403,002

NET ASSETS - 100%					$163,835,757

The accompanying notes are an integral part of the financial statements.

13

New York Tax Exempt Series

Investment Portfolio - December 31, 2013

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

FGIC (Financial Guaranty Insurance Co.)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2013, there is no rating available (unaudited).

The accompanying notes are an integral part of the financial statements.

14

New York Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $162,055,628) (Note 2)	$162,432,755
Interest receivable	1,337,000
Receivable for fund shares sold	236,652
Dividends receivable	39

TOTAL ASSETS	164,006,446

LIABILITIES:

Accrued management fees (Note 3)	71,282
Accrued fund accounting and administration fees (Note 3)	19,575
Accrued transfer agent fees (Note 3)	1,166
Accrued Chief Compliance Officer service fees (Note 3)	408
Payable for fund shares repurchased	31,094
Audit fees payable	24,312
Printing fees payable	15,901
Other payables and accrued expenses	6,951

TOTAL LIABILITIES	170,689

TOTAL NET ASSETS	$163,835,757

NET ASSETS CONSIST OF:

Capital stock	$157,581
Additional paid-in-capital	162,898,374
Undistributed net investment income	148,393
Accumulated net realized gain on investments	254,282
Net unrealized appreciation on investments	377,127

TOTAL NET ASSETS	$163,835,757

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($163,835,757/15,758,053 shares)	$10.40

The accompanying notes are an integral part of the financial statements.

15

New York Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Interest	$3,583,267
Dividends	193

Total Investment Income	3,583,460

EXPENSES:

Management fees (Note 3)	824,911
Fund accounting and administration fees (Note 3)	83,200
Transfer agent fees (Note 3)	4,536
Directors’ fees (Note 3)	3,189
Chief Compliance Officer service fees (Note 3)	2,408
Custodian fees	5,946
Miscellaneous	68,145

Total Expenses	992,335

NET INVESTMENT INCOME	2,591,125

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	661,703
Net change in unrealized depreciation on investments	(6,186,732)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(5,525,029)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,933,904)

The accompanying notes are an integral part of the financial statements.

16

New York Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$2,591,125	$2,813,892
Net realized gain on investments	661,703	120,091
Net change in unrealized appreciation (depreciation) on investments	(6,186,732)	2,342,321

Net increase (decrease) from operations	(2,933,904)	5,276,304

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(2,490,573)	(3,018,903)
From net realized gain on investments	(536,179)	(1,500)

Total distributions to shareholders	(3,026,752)	(3,020,403)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	7,010,989	2,437,158

Net increase in net assets	1,050,333	4,693,059

NET ASSETS:

Beginning of year	162,785,424	158,092,365

End of year (including undistributed net investment income of $148,393 and $59,998, respectively)	$163,835,757	$162,785,424

The accompanying notes are an integral part of the financial statements.

17

New York Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.78	$10.63	$10.19	$10.55	$9.79

Income (loss) from investment operations:
Net investment income[1]	0.17	0.19	0.28	0.36	0.38
Net realized and unrealized gain (loss) on investments	(0.36)	0.16	0.56	(0.32)	0.82

Total from investment operations	(0.19)	0.35	0.84	0.04	1.20

Less distributions to shareholders:
From net investment income	(0.16)	(0.20)	(0.27)	(0.39)	(0.41)
From net realized gain on investments	(0.03)	— [2]	(0.13)	(0.01)	(0.03)

Total distributions to shareholders	(0.19)	(0.20)	(0.40)	(0.40)	(0.44)

Net asset value - End of year	$10.40	$10.78	$10.63	$10.19	$10.55

Net assets - End of year (000’s omitted)	$163,836	$162,785	$158,092	$136,225	$110,532

Total return[3]	(1.72%)	3.31%	8.37%	0.32%	12.46%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.60%	0.60%	0.61%	0.61%	0.64%
Net investment income	1.57%	1.72%	2.66%	3.41%	3.64%
Portfolio turnover	33%	7%	48%	7%	10%

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	N/A	N/A	0.00%[4]	0.00%[4]

1Calculated based on average shares outstanding during the year.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

18

New York Tax Exempt Series

Notes to Financial Statements

1.	Organization

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series_ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series_ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$145,503,991	$—	$145,503,991	$—
Mutual fund	16,928,764	16,928,764	—	—

Total assets	$162,432,755	$16,928,764	$145,503,991	$—

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2010 through December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

20

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Advisor has contractually agreed, until at least April 30, 2015, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2013. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

21

New York Tax Exempt Series

Notes to Financial Statements (continued)

4.	Purchases and Sales Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $49,168,716 and $52,929,796, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of New York Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,178,237	$23,145,910	2,071,760	$22,298,750
Reinvested	272,986	2,861,445	263,446	2,829,327
Repurchased	(1,800,802)	(18,996,366)	(2,101,837)	(22,690,919)

Total	650,421	$7,010,989	233,369	$2,437,158

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2013, $12,157 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

22

New York Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Tax exempt income	$2,490,573	$3,018,903
Long-term capital gains	536,179	1,500

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$162,018,483
Unrealized appreciation	1,431,940
Unrealized depreciation	(1,017,668)

Net unrealized appreciation	$414,272

Undistributed tax exempt income	$111,248
Undistributed long-term capital gains	$254,282

23

New York Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New York Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 18, 2014

24

New York Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $2,490,573 as tax exempt dividends for the year ended December 31, 2013. It is the intention of the Series to designate the maximum allowable under tax law.

The Series designates $790,461 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2013.

25

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

26

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-2014)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2011)

HoustonPharma (2000-2008)

Cytos Biotechnology Ltd (2012-present)

28

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

29

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor. 1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

30

New York Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNNYT-12/13-AR

CORE BOND SERIES
www.manning-napier.com

Core Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and improved growth prospects drove many equity indices to all-time highs. However, fixed income markets did not fare nearly as well over the course of the year. As growth prospects in developed economies looked up and talk of the U.S. Federal Reserve tapering its asset purchases grew louder — ultimately resulting in the announcement of the long-awaited taper in December — yields rose steadily. This resulted in global bond markets struggling during 2013. As an active investment manager, the Advisor focused on identifying investments that could generate positive absolute returns, despite the challenging environment for fixed income securities. Moving forward, the Advisor believes that slow economic growth remains the most likely scenario.

Against a challenging market backdrop, domestic fixed income markets struggled to generate positive absolute returns during 2013. In fact, most major sectors of the domestic market generated negative absolute returns for the year. Treasuries were particularly hard hit, while certain sectors, such as high yield, fared much better. Though most sectors appeared to stabilize in the latter half of the year, a precipitous fall that began in early May and lasted into September in most sectors proved too high a hurdle to overcome.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Core Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds.

Performance Commentary

The Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index returned -2.34% for the one-year period ended on December 31, 2013. Over the same time, the Core Bond Series returned -0.79%, outperforming the benchmark.

During the year, the Series benefitted from its significant exposure to corporate bonds. Even with interest rates rising, corporate bonds offer a compelling tradeoff between risk and reward. Importantly, corporate balance sheets are generally healthy and default rates remain low. This explains why at year-end, nearly 80% of the Series’ total assets were allocated to corporate bonds. The portfolio also benefitted from its lack of exposure to the Treasury market compared to the benchmark. Where it was exposed to U.S. government securities, the Advisor preferred U.S. Agency securities.

The Advisor believes slow growth is the most likely path forward for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. Nevertheless, the potential for interest rates to continue to rise presents a significant challenge to fixed income investors. In such an environment, the Advisor believes that an active approach to investment management is necessary to take advantage of opportunities where they exist while simultaneously managing risk. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise.

2

Core Bond Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Core Bond Series[3]	-0.79%	6.92%	5.42%
Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index[4]	-2.34%	4.27%	4.71%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series from its inception2 (4/21/05) to present (12/31/13) to the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from April 21, 2005, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 0.70%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.70% for the year ended December 31, 2013.

4The unmanaged Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13
Actual	$1,000.00	$1,017.90	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.71%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Core Bond Series

Portfolio Composition as of December 31, 2013

(unaudited)

5

Core Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 78.5%

Non-Convertible Corporate Bonds - 78.5%
Consumer Discretionary - 9.8%
Automobiles - 1.6%
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	Baa3	$2,010,000	$2,513,405

Diversified Consumer Services - 1.0%
Block Financial LLC, 5.50%, 11/1/2022	Baa2	1,470,000	1,510,809

Hotels, Restaurants & Leisure - 1.5%
International Game Technology, 7.50%, 6/15/2019	Baa2	2,000,000	2,327,336

Household Durables - 2.3%
Newell Rubbermaid, Inc., 4.70%, 8/15/2020	Baa3	670,000	702,730
NVR, Inc., 3.95%, 9/15/2022	Baa2	1,775,000	1,677,602
Tupperware Brands Corp., 4.75%, 6/1/2021	Baa3	1,100,000	1,106,262

			3,486,594

Media - 1.9%
British Sky Broadcasting Group plc (United Kingdom)[2], 9.50%, 11/15/2018	Baa1	620,000	808,185
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	Baa2	1,280,000	1,393,884
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2	635,000	693,132

			2,895,201

Multiline Retail - 1.1%
Dollar General Corp., 1.875%, 4/15/2018	Baa3	910,000	880,308
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	Baa3	945,000	855,248

			1,735,556

Textiles, Apparel & Luxury Goods - 0.4%
VF Corp., 5.95%, 11/1/2017	A3	485,000	545,960

Total Consumer Discretionary			15,014,861

Consumer Staples - 0.4%
Food Products - 0.4%
Tyson Foods, Inc., 4.50%, 6/15/2022	Baa3	650,000	661,808

Energy - 5.7%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	885,000	1,090,374
Nabors Industries, Inc.[2], 2.35%, 9/15/2016	Baa2	250,000	252,519
Schlumberger Oilfield plc[2], 4.20%, 1/15/2021	A1	730,000	771,600
Weatherford International Ltd., 9.625%, 3/1/2019	Baa2	1,415,000	1,818,083

			3,932,576

Oil, Gas & Consumable Fuels - 3.2%
Lukoil International Finance B.V. (Russia)[2], 3.416%, 4/24/2018	Baa2	500,000	504,375
Petrobras Global Finance B.V. (Brazil)[3], 1.857%, 5/20/2016	Baa1	3,025,000	3,017,437

The accompanying notes are an integral part of the financial statements.

6

Core Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleos Mexicanos (Mexico), 3.50%, 7/18/2018	Baa1	$1,300,000	$1,334,125

			4,855,937

Total Energy			8,788,513

Financials - 46.1%
Capital Markets - 7.7%
The Goldman Sachs Group, Inc., 2.375%, 1/22/2018	Baa1	905,000	908,440
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	Baa1	1,555,000	1,783,083
The Goldman Sachs Group, Inc.[3], 1.341%, 11/15/2018	Baa1	1,510,000	1,513,543
The Goldman Sachs Group, Inc., 7.50%, 2/15/2019	Baa1	1,100,000	1,339,766
The Goldman Sachs Group, Inc.[3], 1.838%, 11/29/2023	Baa1	755,000	766,683
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	Baa2	1,200,000	1,418,842
Merrill Lynch & Co., Inc., 6.875%, 11/15/2018	Baa2	1,000,000	1,188,855
Morgan Stanley, 5.55%, 4/27/2017	Baa2	1,317,000	1,469,141
Morgan Stanley, 2.125%, 4/25/2018	Baa2	1,400,000	1,387,925

			11,776,278

Commercial Banks - 10.0%
BB&T Corp., 5.20%, 12/23/2015	A3	800,000	864,408
BBVA Bancomer S.A. (Mexico)[2], 6.75%, 9/30/2022	Baa2	1,185,000	1,262,025
BBVA US Senior S.A.U. (Spain), 4.664%, 10/9/2015	Baa3	1,320,000	1,387,687
HSBC Bank plc (United Kingdom)[2], 1.50%, 5/15/2018	Aa3	1,150,000	1,122,941
HSBC USA Capital Trust I (United Kingdom)[2], 7.808%, 12/15/2026	Baa1	400,000	405,000
Intesa Sanpaolo S.p.A. (Italy)[2], 3.625%, 8/12/2015	Baa2	745,000	766,564
Intesa Sanpaolo S.p.A. (Italy), 3.125%, 1/15/2016	Baa2	930,000	947,728
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa2	800,000	795,373
Lloyds Bank plc (United Kingdom)[2], 6.50%, 9/14/2020	Baa3	2,035,000	2,313,266
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A3	1,480,000	1,713,375
National City Corp., 6.875%, 5/15/2019	Baa1	720,000	853,154
PNC Bank National Association, 5.25%, 1/15/2017	A3	880,000	963,867
The Royal Bank of Scotland plc (United Kingdom)[3], 9.50%, 3/16/2022	BBB[4]	325,000	380,503
Santander Holdings USA, Inc., 4.625%, 4/19/2016	Baa2	750,000	799,765
Santander Issuances S.A. Unipersonal (Spain)[2], 5.911%, 6/20/2016	Baa3	750,000	794,787

			15,370,443

Consumer Finance - 1.8%
Capital One Bank USA National Association, 2.15%, 11/21/2018	A3	1,200,000	1,193,580
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2	545,000	657,538
Discover Bank, 4.20%, 8/8/2023	Baa3	865,000	853,158

			2,704,276

Diversified Financial Services - 11.2%
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	A3	1,460,000	1,748,162

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
Citigroup, Inc., 8.50%, 5/22/2019	Baa2	$2,001,000	$2,564,460
CME Group, Inc., 3.00%, 9/15/2022	Aa3	825,000	779,062
General Electric Capital Corp., 5.625%, 5/1/2018	A1	1,440,000	1,653,650
General Electric Capital Corp., 5.50%, 1/8/2020	A1	320,000	366,452
General Electric Capital Corp.[3], 0.618%, 5/5/2026	A1	1,270,000	1,147,097
ING Bank N.V. (Netherlands)[2], 5.125%, 5/1/2015	Baa2	1,454,000	1,512,230
ING Bank N.V. (Netherlands)[3], 0.913%, 5/23/2016	Baa2	200,000	196,005
ING US, Inc., 2.90%, 2/15/2018	Baa3	950,000	971,647
Jefferies Group LLC, 5.125%, 4/13/2018	Baa3	1,000,000	1,081,250
Jefferies Group LLC, 8.50%, 7/15/2019	Baa3	3,245,000	3,958,900
JPMorgan Chase & Co., 4.95%, 3/25/2020	A3	1,000,000	1,109,033

			17,087,948

Insurance - 6.6%
American International Group, Inc., 4.875%, 6/1/2022	Baa1	2,450,000	2,633,316
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3	1,575,000	1,758,631
First American Financial Corp., 4.30%, 2/1/2023	Baa3	915,000	871,528
Genworth Holdings, Inc., 7.625%, 9/24/2021	Baa3	2,285,000	2,719,136
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	Baa3	1,980,000	2,156,638

			10,139,249

Real Estate Investment Trusts (REITS) - 8.8%
American Campus Communities Operating Partnership LP, 3.75%, 4/15/2023	Baa3	470,000	436,167
American Tower Corp., 3.40%, 2/15/2019	Baa3	2,505,000	2,550,225
American Tower Trust I2, 1.551%, 3/15/2018	Aaa	465,000	453,831
BioMed Realty LP, 3.85%, 4/15/2016	Baa3	740,000	772,679
Boston Properties LP, 5.875%, 10/15/2019	Baa2	935,000	1,073,700
Camden Property Trust, 5.70%, 5/15/2017	Baa1	780,000	867,130
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2	1,305,000	1,388,332
Digital Realty Trust LP, 5.25%, 3/15/2021	Baa2	45,000	45,927
HCP, Inc., 6.70%, 1/30/2018	Baa1	1,315,000	1,528,452
Health Care REIT, Inc., 4.95%, 1/15/2021	Baa2	990,000	1,046,791
Mack-Cali Realty LP, 5.80%, 1/15/2016	Baa2	496,000	535,802
Simon Property Group LP, 10.35%, 4/1/2019	A2	990,000	1,339,640
UDR, Inc., 4.625%, 1/10/2022	Baa2	800,000	822,062
Ventas Realty LP, 1.55%, 9/26/2016	Baa1	610,000	614,328

			13,475,066

Total Financials			70,553,260

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care - 0.6%
Health Care Providers & Services - 0.6%
Express Scripts Holding Co., 4.75%, 11/15/2021	Baa3	$815,000	$861,181

Industrials - 3.3%
Aerospace & Defense - 0.9%
Textron, Inc., 7.25%, 10/1/2019	Baa3	1,245,000	1,441,310

Airlines - 0.6%
American Airlines Pass-Through Trust, Series 2013-2, Class A2, 4.95%, 1/15/2023	A4	865,000	901,763

Industrial Conglomerates - 0.3%
General Electric Co., 5.25%, 12/6/2017	Aa3	370,000	418,818

Machinery - 0.2%
Joy Global, Inc., 5.125%, 10/15/2021	Baa2	325,000	333,771

Road & Rail - 0.5%
Union Pacific Corp., 5.65%, 5/1/2017	Baa1	705,000	792,366

Trading Companies & Distributors - 0.8%
Air Lease Corp., 3.375%, 1/15/2019	BBB[4]	1,185,000	1,185,000

Total Industrials			5,073,028

Information Technology - 2.6%
Computers & Peripherals - 0.9%
Apple, Inc., 2.40%, 5/3/2023	Aa1	465,000	418,133
EMC Corp., 2.65%, 6/1/2020	A1	1,020,000	998,968

			1,417,101

IT Services - 0.7%
The Western Union Co., 5.253%, 4/1/2020	Baa2	945,000	1,006,801

Office Electronics - 1.0%
Xerox Corp., 2.75%, 3/15/2019	Baa2	1,525,000	1,511,423

Total Information Technology			3,935,325

Materials - 6.7%
Metals & Mining - 5.2%
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	1,220,000	1,462,648
Carpenter Technology Corp., 4.45%, 3/1/2023	Baa3	1,000,000	959,500
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	Baa3	715,000	754,502
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018	Baa3	650,000	648,412
Plains Exploration & Production Co., 6.50%, 11/15/2020	Baa3	790,000	872,460
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	A3	1,250,000	1,261,996
Rio Tinto Finance USA plc (United Kingdom), 1.375%, 6/17/2016	A3	1,100,000	1,117,131
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	Baa2	845,000	847,647

			7,924,296

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Paper & Forest Products - 1.5%
International Paper Co., 7.50%, 8/15/2021	Baa3	$1,885,000	$2,310,810

Total Materials			10,235,106

Telecommunication Services - 3.0%
Diversified Telecommunication Services - 0.5%
Telefonica Emisiones S.A.U. (Spain), 5.877%, 7/15/2019	Baa2	750,000	836,326

Wireless Telecommunication Services - 2.5%
America Movil SAB de C.V. (Mexico), 5.00%, 3/30/2020	A2	1,315,000	1,424,228
Crown Castle Towers LLC[2], 6.113%, 1/15/2020	A2	745,000	835,392
Crown Castle Towers LLC[2], 4.883%, 8/15/2020	A2	250,000	262,281
SBA Tower Trust[2], 5.101%, 4/17/2017	A2	375,000	404,225
SBA Tower Trust[2], 2.933%, 12/15/2017	A2	430,000	437,657
SBA Tower Trust[2], 3.598%, 4/15/2018	Baa3	465,000	454,527

			3,818,310

Total Telecommunication Services			4,654,636

Utilities - 0.3%
Gas Utilities - 0.3%
National Fuel Gas Co., 3.75%, 3/1/2023	Baa1	500,000	471,869

TOTAL CORPORATE BONDS (Identified Cost $116,598,718)			120,249,587

PREFERRED STOCKS - 1.0%
Financials - 1.0%
Commercial Banks - 0.6%
U.S. Bancorp., Series F (non-cumulative), 6.50%[5]	Baa1	32,800	862,640

Real Estate Investment Trusts (REITS) - 0.4%
Public Storage, Series Q, 6.50%	A3	29,910	698,997

TOTAL PREFERRED STOCKS (Identified Cost $1,567,750)			1,561,637

ASSET-BACKED SECURITIES - 0.8%
FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/25/2026	WR6	$150,143	154,842

Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[2], 5.29%, 3/25/2016	Aaa	370,000	386,911

Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[2], 3.74%, 2/25/2017	Aaa	595,000	625,616

TOTAL ASSET-BACKED SECURITIES (Identified Cost $1,115,035)			1,167,369

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.4%

Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/14/2029	AAA[4]	$75,749	$78,963
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A2, 2.959%, 12/10/2030	AAA[4]	215,000	201,367
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	Aaa	100,000	108,401
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	Aaa	160,000	167,844
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	AAA[4]	300,000	327,094
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM3, 5.568%, 10/12/2041	A3	200,000	218,930
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[2], 3.759%, 4/15/2044	Aaa	60,000	62,910
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[2], 3.156%, 7/10/2046	Aaa	236,626	243,671
Commercial Mortgage Pass-Through Certificates, Series 2012-CR4, Class A3, 2.853%, 10/15/2045	Aaa	300,000	281,361
Commercial Mortgage Trust, Series 2006-GG7, Class A4[3], 5.82%, 7/10/2038	Aaa	407,480	445,112
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,3], 2.50%, 5/25/2043	AAA[4]	428,306	394,595
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,3], 2.13%, 2/25/2043	AAA[4]	414,375	374,607
Extended Stay America Trust, Series 2013-ESH7, Class A27[2], 2.958%, 12/5/2031	Aaa	455,000	441,530
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class A2, 2.377%, 5/25/2022	WR6	400,000	372,134
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	WR6	368,987	367,231
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	WR6	420,000	413,165
FREMF Mortgage Trust, Series 2011-K701, Class B2,3, 4.286%, 7/25/2048	A4	160,000	166,121
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[3], 5.244%, 1/12/2043	Aaa	650,000	689,922
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[3], 5.24%, 12/15/2044	Aaa	325,000	346,267
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[3], 5.873%, 4/15/2045	Aaa	435,000	474,865
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3[2], 4.07%, 11/15/2043	AAA[4]	200,000	209,021
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[2,3], 3.00%, 3/25/2043	WR6	359,986	339,140
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,3], 3.50%, 5/25/2043	AAA[4]	398,465	383,910

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

LSTAR Commercial Mortgage Trust, Series 2011-1, Class A2, 3.913%, 6/25/2043	Aaa	$11,691	$11,865
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5 Class A4, 3.176%, 8/15/2045	Aaa	430,000	414,708
Motel 6 Trust, Series 2012-MTL6, Class A2[2], 1.948%, 10/5/2025	AAA[4]	300,000	296,983
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/15/2045	AAA[4]	100,000	108,446
Resource Capital Corp., Series 2013-CRE1, Class A (Cayman Islands)[2,3], 1.465%, 12/15/2028	AAA[4]	220,000	220,000
SCG Trust, Series 2013-SRP1, Class AJ2,3, 2.117%, 11/15/2026	AAA[4]	450,000	450,006
Sequoia Mortgage Trust, Series 2011-2, Class A1[3], 3.90%, 9/25/2041	WR6	288,385	287,105
Sequoia Mortgage Trust, Series 2013-2, Class A1[3], 1.874%, 2/25/2043	AAA[4]	381,103	325,638
Sequoia Mortgage Trust, Series 2013-7, Class A2[3], 3.00%, 6/25/2043	AAA[4]	273,108	251,090
Sequoia Mortgage Trust, Series 2013-8, Class A1[3], 3.00%, 6/25/2043	Aaa	372,200	342,150
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/13/2028	AAA[4]	245,000	255,697
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[3], 5.239%, 10/15/2044	Aaa	127,914	135,596
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[3], 6.011%, 6/15/2045	Aaa	280,000	307,093
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/15/2043	Aaa	275,000	292,201
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045	Aaa	545,000	514,096

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $11,649,197)			11,320,835

FOREIGN GOVERNMENT BONDS - 1.0%

Brazilian Government Bond (Brazil), 8.875%, 10/14/2019	Baa2	300,000	389,250
Chile Government Bond (Chile), 3.25%, 9/14/2021	Aa3	900,000	879,750
Russian Foreign Bond - Eurobond (Russia)[2], 5.00%, 4/29/2020	Baa1	300,000	320,850

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $1,602,829)			1,589,850

U.S. GOVERNMENT AGENCIES - 7.1%

Mortgage-Backed Securities - 7.1%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		623,842	681,222
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		48,752	53,221
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		58,190	63,339
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		415,934	454,384
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		75,951	82,670
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		708,921	774,692
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		44,404	48,703
Fannie Mae, Pool #AB4086, 3.00%, 12/1/2026		347,381	354,886

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Investment Portfolio - December 31, 2013

	PRINCIPAL AMOUNT	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae, Pool #AJ7717, 3.00%, 12/1/2026	$422,129	$431,247
Fannie Mae, Pool #AK0726, 3.00%, 2/1/2027	217,523	222,220
Fannie Mae, Pool #AK4747, 3.50%, 3/1/2027	172,970	181,018
Fannie Mae, Pool #AB5970, 3.00%, 8/1/2027	487,755	498,349
Fannie Mae, Pool #AL3299, 3.00%, 2/1/2028	436,452	445,938
Fannie Mae, Pool #AL3586, 3.00%, 3/1/2028	308,711	315,423
Fannie Mae, Pool #AT9599, 3.00%, 6/1/2028	83,336	85,194
Fannie Mae, Pool #995876, 6.00%, 11/1/2038	572,395	633,789
Fannie Mae, Pool #AO8298, 3.50%, 8/1/2042	284,406	282,902
Fannie Mae, Pool #AB6228, 3.50%, 9/1/2042	279,503	277,937
Fannie Mae, Pool #AL3454, 3.00%, 4/1/2043	394,924	375,454
Fannie Mae, Pool #AT3045, 3.00%, 4/1/2043	90,409	85,950
Fannie Mae, Pool #AL3499, 3.50%, 5/1/2043	151,764	150,962
Fannie Mae, Pool #AB9782, 3.00%, 7/1/2043	211,802	201,333
Fannie Mae, Pool #MA1489, 3.00%, 7/1/2043	191,359	181,895
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	243,262	263,376
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	71,144	77,689
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	53,470	58,242
Freddie Mac, Pool #J19935, 2.50%, 8/1/2022	224,210	228,191
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	40,459	44,139
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	71,614	78,067
Freddie Mac, Pool #J16679, 3.00%, 9/1/2026	270,138	275,709
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	47,511	51,781
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	335,609	370,456
Freddie Mac, Pool #C03815, 3.50%, 3/1/2042	90,366	89,785
Freddie Mac, Pool #G07213, 3.50%, 11/1/2042	248,116	246,599
Freddie Mac, Pool #C09026, 2.50%, 2/1/2043	397,630	358,536
Freddie Mac, Pool #V80002, 2.50%, 4/1/2043	491,739	443,357
Freddie Mac, Pool #Q19115, 3.00%, 6/1/2043	206,265	195,655
Freddie Mac, Pool #Q19118, 3.50%, 6/1/2043	384,069	381,713
Freddie Mac, Pool #Q19121, 3.50%, 6/1/2043	377,239	374,808
Freddie Mac, Pool #V80160, 3.50%, 6/1/2043	230,203	228,672
Freddie Mac, Pool #C09044, 3.50%, 7/1/2043	151,994	150,982

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $10,935,039)		10,800,485

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 3.3%

Dreyfus Cash Management, Inc. - Institutional Shares[7], 0.04%,
(Identified Cost $ 5,030,432)	5,030,432	$5,030,432

TOTAL INVESTMENTS - 99.1%
(Identified Cost $ 148,499,000)		151,720,195
OTHER ASSETS, LESS LIABILITIES - 0.9%		1,388,816

NET ASSETS - 100%		$153,109,011

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $20,282,420, or 13.2%, of the Series’ net assets as of December 31, 2013 (see Note 2 to the financial statements).

3The coupon rate is floating and is the effective rate as of December 31, 2013.

4Credit ratings from S&P (unaudited).

5The rate shown is a fixed rate as of December 31, 2013; the rate becomes floating, based on LIBOR plus a spread, in 2022.

6Credit rating has been withdrawn. As of December 31, 2013, there is no rating available (unaudited).

7Rate shown is the current yield as of December 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $148,499,000) (Note 2)	$151,720,195
Interest receivable	1,523,810
Dividends receivable	13,504

TOTAL ASSETS	153,257,509

LIABILITIES:

Accrued management fees (Note 3)	80,339
Accrued fund accounting and administration fees (Note 3)	16,904
Accrued transfer agent fees (Note 3)	836
Accrued Chief Compliance Officer service fees (Note 3)	408
Audit fees payable	26,876
Printing fees payable	8,619
Other payables and accrued expenses	14,516

TOTAL LIABILITIES	148,498

TOTAL NET ASSETS	$153,109,011

NET ASSETS CONSIST OF:

Capital stock	$142,530
Additional paid-in-capital	150,136,986
Accumulated net realized loss on investments	(391,700)
Net unrealized appreciation on investments	3,221,195

TOTAL NET ASSETS	$153,109,011

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($153,109,011/14,252,954 shares)	$10.74

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Interest	$6,346,834
Dividends	220,368

Total Investment Income	6,567,202

EXPENSES:

Management fees (Note 3)	1,040,604
Fund accounting and administration fees (Note 3)	71,434
Transfer agent fees (Note 3)	3,617
Directors’ fees (Note 3)	3,481
Chief Compliance Officer service fees (Note 3)	2,408
Custodian fees	11,746
Miscellaneous	83,451

Total Expenses	1,216,741

NET INVESTMENT INCOME	5,350,461

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	4,426,688
Net change in unrealized appreciation (depreciation) on investments	(11,487,175)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(7,060,487)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,710,026)

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,350,461	$6,211,867
Net realized gain on investments	4,426,688	2,750,729
Net change in unrealized appreciation (depreciation) on investments	(11,487,175)	6,969,384

Net increase (decrease) from operations	(1,710,026)	15,931,980

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(5,367,768)	(6,256,063)
From net realized gain on investments	(5,048,876)	(2,295,666)

Total distributions to shareholders	(10,416,644)	(8,551,729)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(24,380,144)	18,149,946

Net increase (decrease) in net assets	(36,506,814)	25,530,197

NET ASSETS:

Beginning of year	189,615,825	164,085,628

End of year (including distributions in excess of net investment income of $0 and $12,365, respectively)	$153,109,011	$189,615,825

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.56	$11.05	$10.94	$10.38	$9.69

Income (loss) from investment operations:
Net investment income[1]	0.35	0.41	0.44	0.45	0.49
Net realized and unrealized gain (loss) on investments	(0.44)	0.66	0.18	0.48	0.62

Total from investment operations	(0.09)	1.07	0.62	0.93	1.11

Less distributions to shareholders:
From net investment income	(0.36)	(0.41)	(0.44)	(0.37)	(0.42)
From net realized gain on investments	(0.37)	(0.15)	(0.07)	—	—

Total distributions to shareholders	(0.73)	(0.56)	(0.51)	(0.37)	(0.42)

Net asset value - End of year	$10.74	$11.56	$11.05	$10.94	$10.38

Net assets - End of year (000’s omitted)	$153,109	$189,616	$164,086	$114,058	$76,601

Total return[2]	(0.79%)	9.74%	5.68%	8.97%	11.46%
Ratios (to average net assets)/ Supplemental Data:
Expenses*	0.70%	0.70%	0.71%	0.76%	0.79%
Net investment income	3.09%	3.55%	3.91%	4.10%	4.84%
Portfolio turnover	56%	31%	18%	23%	67%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	N/A	N/A	N/A	0.00%[3]	0.00%[3]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

18

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 125 million have been designated as Core Bond Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If

19

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Financials	$1,561,637	$1,561,637	$—	$—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	10,800,485	—	10,800,485	—
Corporate debt:
Consumer Discretionary	15,014,861	—	15,014,861	—
Consumer Staples	661,808	—	661,808	—
Energy	8,788,513	—	8,788,513	—
Financials	70,553,260	—	70,553,260	—
Health Care	861,181	—	861,181	—
Industrials	5,073,028	—	5,073,028	—
Information Technology	3,935,325	—	3,935,325	—
Materials	10,235,106	—	10,235,106	—
Telecommunication Services	4,654,636	—	4,654,636	—
Utilities	471,869	—	471,869	—
Asset-backed securities	1,167,369	—	1,167,369	—
Commercial mortgage-backed securities	11,320,835	—	11,320,835	—
Foreign government bonds	1,589,850	—	1,589,850	—
Mutual funds	5,030,432	5,030,432	—	—

Total assets	$151,720,195	$6,592,069	$145,128,126	$—

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

20

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2013.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2010 through December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

21

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Advisor has contractually agreed, until at least April 30, 2015, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.80% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2013. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

22

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $86,889,589 and $114,509,535 respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $7,742,550 and $1,598,642, respectively.

5.	Capital Stock Transactions

Transactions in shares of Core Bond Series were:

	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,733,128	$19,554,560	1,780,781	$20,734,234
Reinvested	935,975	10,229,957	734,730	8,458,577
Repurchased	(4,822,573)	(54,164,661)	(953,817)	(11,042,865)

Total	(2,153,470)	$(24,380,144)	1,561,694	$18,149,946

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion. Of those fiduciary accounts, one shareholder owns 1,634,672 shares (11.47% of shares outstanding) valued at $17,556,377. Investment activities of this shareholder may have a material effect on the Series.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including investments in hybrid and convertible securities and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended

23

Core Bond Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

December 31, 2013, amounts were reclassified within the capital accounts to decrease Additional Paid-In-Capital by $7,807, increase Distributions in Excess of Net Investment Income by $29,672 and reduce Accumulated Net Realized Loss on Investments by $21,865. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Ordinary income	$5,358,268	$6,235,528
Long-term capital gains	5,058,376	2,316,201

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$148,499,000
Unrealized appreciation	4,762,541
Unrealized depreciation	(1,541,346)

Net unrealized appreciation	$3,221,195

Qualified late-year losses[1]	$391,700

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

24

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 18, 2014

25

Core Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $154,556 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $5,058,376 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2013.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction for the current fiscal year is 2.89%, or if different, the maximum allowable under tax law.

26

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

27

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

28

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002;
President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice
Chairman since June 2010; Co-Executive Director from 2002-2010 -
Manning & Napier Advisors, LLC, President; Director - Manning & Napier
Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman,
Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group
(property management and investment). Director 1995-2008 and
Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
HoustonPharma (2000-2008)
Cytos Biotechnology Ltd (2012-present)

29

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) -
McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning &
Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier
Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

30

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager
(1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since
2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering
Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of
Compliance); Corporate Secretary, Manning & Napier Investor Services,
Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

31

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32

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33

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCOB-12/13-AR

CORE PLUS BOND SERIES
www.manning-napier.com

Core Plus Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and improved growth prospects drove many equity indices to all-time highs. However, fixed income markets did not fare nearly as well over the course of the year. As growth prospects in developed economies looked up and talk of the U.S. Federal Reserve tapering its asset purchases grew louder — ultimately resulting in the announcement of the long-awaited taper in December — yields rose steadily. This resulted in global bond markets struggling during 2013. As an active investment manager, the Advisor focused on identifying investments that could generate positive absolute returns, despite the challenging environment for fixed income securities. Moving forward, the Advisor believes that slow economic growth remains the most likely scenario.

Against a challenging market backdrop, domestic fixed income markets struggled to generate positive absolute returns during 2013. In fact, most major sectors of the domestic market generated negative absolute returns for the year. Treasuries were particularly hard hit, while certain sectors, such as high yield, fared much better. Though most sectors appeared to stabilize in the latter half of the year, a precipitous fall that began in early May and lasted into September in most sectors proved too high a hurdle to overcome.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

Core Plus Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds. Up to 20% of the Series may be invested in below investment-grade securities and an additional 20% may be invested in non-U.S. dollar denominated securities.

Performance Commentary

The Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index returned -2.34% for the one-year period ended on December 31, 2013. Over the same time, the Core Plus Bond Series Class S returned -0.02%, outperforming the benchmark.

During the year, the Series benefitted from its significant exposure to corporate bonds. Even with interest rates rising, corporate bonds offer a compelling tradeoff between risk and reward. Importantly, corporate balance sheets are generally healthy and default rates remain low. This explains why at year-end, just over 80% of the Series’ total assets were allocated to corporate bonds. The Series also benefitted from its exposure to high yield securities, which delivered the strongest performance of any domestic fixed income sector during the year. Finally, the portfolio’s lack of exposure to the Treasury market aided relative returns. Where it was exposed to U.S. government securities, the Advisor preferred U.S. Agency securities.

The Advisor believes slow growth is the most likely path forward for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. Nevertheless, the potential for interest rates to continue to rise presents a significant challenge to fixed income investors. In such an environment, the Advisor believes that an active approach to investment management is necessary to take advantage of opportunities where they exist while simultaneously managing risk. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal.

Core Plus Bond Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Core Plus Bond Series - Class S3	-0.02%	7.95%	5.83%
Manning & Napier Fund, Inc. - Core Plus Bond Series - Class I3,4	0.04%	7.97%	5.84%
Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index[5]	-2.34%	4.27%	4.71%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Plus Bond Series - Class S from its inception2 (4/21/05) to present (12/31/13) to the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from April 21, 2005, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 0.75% for Class S and 0.50% for Class I (annualized). The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.75% for Class S and 0.50% for Class I (annualized) for the year ended December 31, 2013.

4For periods prior to the inception of Class I on August 1, 2013, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Core Plus Bond Series - Class S.

5The unmanaged Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Bloomberg.

Core Plus Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13*	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD** 7/1/13-12/31/13	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,018.20	$3.82	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class I
Actual	$1,000.00	$1,016.00	$2.11	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

*Class I inception date was August 1, 2013.

**Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period (except for the Series’ Class I Actual return information, which reflects the 153 day period ended December 31, 2013 due to its inception date of August 1, 2013). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

Core Plus Bond Series

Portfolio Composition as of December 31, 2013

(unaudited)

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 79.5%

Convertible Corporate Bonds - 0.4%
Financials - 0.4%
Real Estate Investment Trusts (REITS) - 0.4%
BioMed Realty LP2, 3.75%, 1/15/2030 (Identified Cost $2,760,937)	WR3	$2,375,000	$2,676,328

Non-Convertible Corporate Bonds - 79.1%
Consumer Discretionary - 9.9%
Auto Components - 0.1%
Gestamp Funding Luxembourg S.A. (Spain)[2], 5.625%, 5/31/2020	B1	405,000	412,087
Pittsburgh Glass Works LLC[2], 8.00%, 11/15/2018	B3	370,000	389,425

			801,512

Automobiles - 1.8%
Ford Motor Credit Co. LLC, 8.00%, 12/15/2016	Ba1	2,000,000	2,365,170
Ford Motor Credit Co. LLC, 5.00%, 5/15/2018	Baa3	6,030,000	6,716,871
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	Baa3	2,565,000	3,207,404

			12,289,445

Diversified Consumer Services - 1.0%
Block Financial LLC, 5.50%, 11/1/2022	Baa2	6,380,000	6,557,115

Hotels, Restaurants & Leisure - 1.3%
International Game Technology, 7.50%, 6/15/2019	Baa2	6,755,000	7,860,577
NAI Entertainment Holdings - NAI Entertainment Holdings Finance Corp.[2], 5.00%, 8/1/2018	B1	365,000	376,863
Royal Caribbean Cruises Ltd., 11.875%, 7/15/2015	Ba1	335,000	387,763

			8,625,203

Household Durables - 1.5%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[2], 6.125%, 7/1/2022	B2	610,000	613,050
Lennar Corp., 6.95%, 6/1/2018	Ba3	385,000	433,125
NVR, Inc., 3.95%, 9/15/2022	Baa2	6,225,000	5,883,422
Tupperware Brands Corp., 4.75%, 6/1/2021	Baa3	3,125,000	3,142,791
Weekley Homes LLC - Weekley Finance Corp.[2], 6.00%, 2/1/2023	B2	345,000	332,925

			10,405,313

Media - 2.0%
British Sky Broadcasting Group plc (United Kingdom)[2], 9.50%, 11/15/2018	Baa1	2,450,000	3,193,636
CCO Holdings LLC - CCO Holdings Capital Corp.[2], 5.25%, 3/15/2021	B1	700,000	668,500
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	Baa2	4,710,000	5,129,058
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2	2,435,000	2,657,917
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	Ba3	325,000	351,813
Sirius XM Radio, Inc.[2], 4.25%, 5/15/2020	B1	832,000	786,240

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
Starz LLC - Starz Finance Corp., 5.00%, 9/15/2019	Ba2	$595,000	$608,388

			13,395,552

Multiline Retail - 0.9%
Dollar General Corp., 1.875%, 4/15/2018	Baa3	3,300,000	3,192,328
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	Baa3	3,420,000	3,095,182

			6,287,510

Specialty Retail - 0.8%
The Home Depot, Inc., 5.40%, 3/1/2016	A2	4,325,000	4,744,036
Rent-A-Center, Inc., 6.625%, 11/15/2020	Ba3	355,000	376,300

			5,120,336

Textiles, Apparel & Luxury Goods - 0.5%
VF Corp., 5.95%, 11/1/2017	A3	2,815,000	3,168,820

Total Consumer Discretionary			66,650,806

Consumer Staples - 1.0%
Beverages - 0.1%
Crestview DS Merger Sub II, Inc.[2], 10.00%, 9/1/2021	B3	395,000	423,638

Food & Staples Retailing - 0.2%
C&S Group Enterprises LLC[2], 8.375%, 5/1/2017	B1	604,000	640,240
KeHE Distributors LLC - KeHE Finance Corp.[2], 7.625%, 8/15/2021	B3	375,000	397,500
Shearer’s Foods LLC - Chip Finance Corp.[2], 9.00%, 11/1/2019	B3	455,000	480,025

			1,517,765

Food Products - 0.5%
Land O’ Lakes, Inc.[2], 6.00%, 11/15/2022	Ba2	345,000	355,350
Pinnacle Operating Corp.[2], 9.00%, 11/15/2020	Caa1	365,000	387,356
Tyson Foods, Inc., 4.50%, 6/15/2022	Baa3	2,350,000	2,392,690

			3,135,396

Household Products - 0.1%
Harbinger Group, Inc.[2], 7.875%, 7/15/2019	B3	550,000	590,563
The Procter & Gamble Co., 4.85%, 12/15/2015	Aa3	25,000	27,039

			617,602

Tobacco - 0.1%
Vector Group Ltd., 7.75%, 2/15/2021	Ba3	580,000	613,350

Total Consumer Staples			6,307,751

Energy - 5.4%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	3,155,000	3,887,152
Calfrac Holdings LP (Canada)[2], 7.50%, 12/1/2020	B1	745,000	759,900

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
Nabors Industries, Inc.[2], 2.35%, 9/15/2016	Baa2	$1,000,000	$1,010,075
Schlumberger Oilfield plc[2], 4.20%, 1/15/2021	A1	2,630,000	2,779,876
Shelf Drilling Holdings Ltd. (United Arab Emirates)[2], 8.625%, 11/1/2018	B1	375,000	405,000
Sidewinder Drilling, Inc.[2], 9.75%, 11/15/2019	B3	375,000	330,000
Weatherford International Ltd., 9.625%, 3/1/2019	Baa2	6,175,000	7,934,035

			17,106,038

Oil, Gas & Consumable Fuels - 2.9%
Buckeye Partners LP, 4.15%, 7/1/2023	Baa3	3,380,000	3,250,009
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/2019	Ba3	850,000	890,375
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp.[2], 6.125%, 3/1/2022	B1	595,000	609,875
Lukoil International Finance B.V. (Russia)[2], 3.416%, 4/24/2018	Baa2	1,950,000	1,967,063
Northern Tier Energy LLC - Northern Tier Finance Corp., 7.125%, 11/15/2020	B1	595,000	621,775
PBF Holding Co. LLC - PBF Finance Corp., 8.25%, 2/15/2020	Ba3	760,000	824,600
Petrobras Global Finance B.V. (Brazil)[4], 1.857%, 5/20/2016	Baa1	5,225,000	5,211,938
Petroleos Mexicanos (Mexico), 3.50%, 7/18/2018	Baa1	4,800,000	4,926,000
Sabine Pass Liquefaction LLC[2], 5.625%, 2/1/2021	Ba3	700,000	684,250
Ultra Petroleum Corp.[2], 5.75%, 12/15/2018	B2	405,000	416,137

			19,402,022

Total Energy			36,508,060

Financials - 44.0%
Capital Markets - 6.7%
Goldman Sachs Capital II4, 4.00%, 6/1/2043	Ba2	4,205,000	2,956,115
The Goldman Sachs Group, Inc., 2.375%, 1/22/2018	Baa1	3,290,000	3,302,505
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	Baa1	5,875,000	6,736,727
The Goldman Sachs Group, Inc.[4], 1.341%, 11/15/2018	Baa1	6,605,000	6,620,495
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	Baa1	4,510,000	5,015,702
The Goldman Sachs Group, Inc.[4], 1.838%, 11/29/2023	Baa1	3,305,000	3,356,142
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	Baa2	2,295,000	2,713,535
Morgan Stanley, 2.125%, 4/25/2018	Baa2	5,070,000	5,026,271
Morgan Stanley, 5.50%, 1/26/2020	Baa2	4,485,000	5,034,735
Morgan Stanley, 5.75%, 1/25/2021	Baa2	3,940,000	4,457,180

			45,219,407

Commercial Banks - 10.3%
BB&T Corp., 5.20%, 12/23/2015	A3	2,915,000	3,149,687
BBVA Bancomer S.A. (Mexico)[2], 6.75%, 9/30/2022	Baa2	4,300,000	4,579,500
BBVA US Senior S.A.U. (Spain), 4.664%, 10/9/2015	Baa3	6,620,000	6,959,460
HSBC Bank plc (United Kingdom)[2], 1.50%, 5/15/2018	Aa3	4,190,000	4,091,409

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks (continued)
HSBC USA Capital Trust I (United Kingdom)[2], 7.808%, 12/15/2026	Baa1	$1,500,000	$1,518,750
Intesa Sanpaolo S.p.A. (Italy)[2], 3.625%, 8/12/2015	Baa2	3,535,000	3,637,321
Intesa Sanpaolo S.p.A. (Italy), 3.125%, 1/15/2016	Baa2	3,230,000	3,291,570
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa2	3,200,000	3,181,491
Lloyds Bank plc (United Kingdom)[2], 6.50%, 9/14/2020	Baa3	7,430,000	8,445,978
Lloyds Bank plc (United Kingdom)[4], 9.875%, 12/16/2021	Ba1	2,800,000	3,341,800
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A3	7,665,000	8,873,663
National City Corp., 6.875%, 5/15/2019	Baa1	1,920,000	2,275,077
PNC Bank National Association, 5.25%, 1/15/2017	A3	2,820,000	3,088,757
Royal Bank of Canada (Canada), 1.20%, 9/19/2017	Aaa	1,550,000	1,535,791
Royal Bank of Scotland Group plc (United Kingdom), 5.00%, 10/1/2014	Ba3	1,645,000	1,681,111
The Royal Bank of Scotland plc (United Kingdom)[4], 9.50%, 3/16/2022	BBB[5]	1,430,000	1,674,215
Santander Holdings USA, Inc., 3.00%, 9/24/2015	Baa2	2,000,000	2,065,298
Santander Holdings USA, Inc., 4.625%, 4/19/2016	Baa2	750,000	799,765
Santander Issuances S.A. Unipersonal (Spain)[2], 5.911%, 6/20/2016	Baa3	3,290,000	3,486,466
Westpac Banking Corp. (Australia)[2], 1.25%, 12/15/2017	Aaa	1,475,000	1,451,105

			69,128,214

Consumer Finance - 2.7%
Ally Financial, Inc., 6.75%, 12/1/2014	B1	370,000	387,575
Ally Financial, Inc., 2.75%, 1/30/2017	B1	405,000	406,519
American Express Co.[4], 6.80%, 9/1/2066	Baa2	3,445,000	3,670,648
Capital One Bank USA National Association, 2.15%, 11/21/2018	A3	4,700,000	4,674,855
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2	3,385,000	4,083,975
CNG Holdings, Inc.[2], 9.375%, 5/15/2020	B3	705,000	648,600
Discover Bank, 4.20%, 8/8/2023	Baa3	3,210,000	3,166,055
Interface Security Systems Holdings, Inc. - Interface Security Systems LLC[2], 9.25%, 1/15/2018	B3	360,000	372,600
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	Ba3	575,000	603,750

			18,014,577

Diversified Financial Services - 10.4%
Bank of America Corp., 5.75%, 8/15/2016	Baa3	3,715,000	4,096,939
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	A3	2,195,000	2,628,229
Citigroup, Inc.[4], 0.512%, 6/9/2016	Baa3	5,000,000	4,918,895
Citigroup, Inc., 8.50%, 5/22/2019	Baa2	7,016,000	8,991,628
CME Group, Inc., 3.00%, 9/15/2022	Aa3	3,005,000	2,837,676
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands)[4], 8.40%, 11/29/2049	WR3	2,980,000	3,263,028
General Electric Capital Corp., 5.625%, 5/1/2018	A1	2,150,000	2,468,991
General Electric Capital Corp., 5.50%, 1/8/2020	A1	3,105,000	3,555,731

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
General Electric Capital Corp.[4], 0.618%, 5/5/2026	A1	$5,600,000	$5,058,066
ING Bank N.V. (Netherlands)[2], 5.125%, 5/1/2015	Baa2	6,370,000	6,625,106
ING Bank N.V. (Netherlands)[4], 0.913%, 5/23/2016	Baa2	800,000	784,019
ING US, Inc., 2.90%, 2/15/2018	Baa3	2,050,000	2,096,711
ING US, Inc., 5.50%, 7/15/2022	Baa3	1,100,000	1,196,241
Jefferies Finance LLC - JFIN Co-Issuer Corp.[2], 7.375%, 4/1/2020	B1	575,000	598,000
Jefferies Group LLC, 5.125%, 4/13/2018	Baa3	4,000,000	4,325,000
Jefferies Group LLC, 8.50%, 7/15/2019	Baa3	6,925,000	8,448,500
JPMorgan Chase & Co., 4.95%, 3/25/2020	A3	4,000,000	4,436,132
JPMorgan Chase Bank National Association, 5.875%, 6/13/2016	A2	3,000,000	3,327,267
Oxford Finance LLC - Oxford Finance Co-Issuer, Inc.[2], 7.25%, 1/15/2018	B1	375,000	394,687

			70,050,846

Insurance - 5.5%
American International Group, Inc., 4.875%, 6/1/2022	Baa1	8,525,000	9,162,866
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3	5,495,000	6,135,668
First American Financial Corp., 4.30%, 2/1/2023	Baa3	3,160,000	3,009,868
Genworth Holdings, Inc., 7.625%, 9/24/2021	Baa3	7,955,000	9,466,402
Genworth Holdings, Inc.[4], 6.15%, 11/15/2066	Ba1	1,750,000	1,548,750
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	Baa3	6,915,000	7,531,894

			36,855,448

Real Estate Investment Trusts (REITS) - 8.4%
American Campus Communities Operating Partnership LP, 3.75%, 4/15/2023	Baa3	1,620,000	1,503,383
American Tower Corp., 3.40%, 2/15/2019	Baa3	9,600,000	9,773,318
American Tower Trust I2, 1.551%, 3/15/2018	Aaa	1,625,000	1,585,968
BioMed Realty LP, 3.85%, 4/15/2016	Baa3	2,750,000	2,871,443
Boston Properties LP, 5.875%, 10/15/2019	Baa2	4,455,000	5,115,864
Camden Property Trust, 5.70%, 5/15/2017	Baa1	4,025,000	4,474,613
Corrections Corp. of America, 4.125%, 4/1/2020	Ba1	580,000	568,400
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2	1,000,000	1,063,856
Digital Realty Trust LP, 5.25%, 3/15/2021	Baa2	4,180,000	4,266,083
Dupont Fabros Technology LP, 5.875%, 9/15/2021	Ba1	570,000	588,525
HCP, Inc., 6.70%, 1/30/2018	Baa1	4,500,000	5,230,445
Health Care REIT, Inc., 4.95%, 1/15/2021	Baa2	3,450,000	3,647,909
Mack-Cali Realty LP, 5.80%, 1/15/2016	Baa2	1,930,000	2,084,875
Rialto Holdings LLC - Rialto Corp.[2], 7.00%, 12/1/2018	B2	410,000	414,100
Simon Property Group LP, 6.125%, 5/30/2018	A2	3,000,000	3,473,442
Simon Property Group LP, 10.35%, 4/1/2019	A2	3,670,000	4,966,141
UDR, Inc., 4.625%, 1/10/2022	Baa2	2,850,000	2,928,594

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Ventas Realty LP, 1.55%, 9/26/2016	Baa1	$2,390,000	$2,406,959

			56,963,918

Total Financials			296,232,410

Health Care - 0.9%
Health Care Providers & Services - 0.8%
Express Scripts Holding Co., 4.75%, 11/15/2021	Baa3	2,885,000	3,048,476
Fresenius Medical Care US Finance, Inc. (Germany), 6.875%, 7/15/2017	Ba2	90,000	102,150
Fresenius Medical Care US Finance, Inc. (Germany)[2], 6.50%, 9/15/2018	Ba2	785,000	887,050
Fresenius US Finance II, Inc.[2], 9.00%, 7/15/2015	Ba1	540,000	596,700
HCA, Inc., 6.375%, 1/15/2015	B3	370,000	388,500
Tenet Healthcare Corp., 8.125%, 4/1/2022	B3	360,000	387,900

			5,410,776

Pharmaceuticals - 0.1%
Salix Pharmaceuticals Ltd.[2], 6.00%, 1/15/2021	B2	400,000	410,000
Valeant Pharmaceuticals International[2], 6.75%, 8/15/2021	B1	395,000	418,700

			828,700

Total Health Care			6,239,476

Industrials - 4.6%
Aerospace & Defense - 0.9%
Bombardier, Inc. (Canada)[2], 4.25%, 1/15/2016	Ba2	365,000	381,425
Bombardier, Inc. (Canada)[2], 6.125%, 1/15/2023	Ba2	580,000	575,650
DigitalGlobe, Inc.[2], 5.25%, 2/1/2021	B1	365,000	355,875
Erickson Air-Crane, Inc.[2], 8.25%, 5/1/2020	B1	460,000	476,100
Textron, Inc., 7.25%, 10/1/2019	Baa3	3,790,000	4,387,603

			6,176,653

Air Freight & Logistics - 0.0%*
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[2,6], 10.00%, 2/15/2018	Caa2	240,000	242,400

Airlines - 0.6%
American Airlines Pass-Through Trust, Series 2013-2, Class A2, 4.95%, 1/15/2023	A5	3,200,000	3,336,000
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B2, 6.375%, 1/2/2016	Ba2	165,000	175,313
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	Ba3	365,000	389,637
United Continental Holdings, Inc., 6.375%, 6/1/2018	B2	390,000	407,550

			4,308,500

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Construction & Engineering - 0.1%
Abengoa Finance S.A.U. (Spain)[2], 7.75%, 2/1/2020	B2	$510,000	$525,300

Industrial Conglomerates - 0.5%
General Electric Co., 5.25%, 12/6/2017	Aa3	2,100,000	2,377,078
Tyco Electronics Group S.A. (Switzerland), 4.875%, 1/15/2021	Baa2	800,000	838,994

			3,216,072

Machinery - 0.6%
CNH Capital LLC, 6.25%, 11/1/2016	Ba1	535,000	590,506
Joy Global, Inc., 5.125%, 10/15/2021	Baa2	2,350,000	2,413,419
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[2], 8.875%, 8/1/2020	B2	715,000	759,688

			3,763,613

Research & Consulting Services - 0.1%
FTI Consulting, Inc., 6.00%, 11/15/2022	BB5	360,000	364,500

Road & Rail - 0.6%
Union Pacific Corp., 5.65%, 5/1/2017	Baa1	3,675,000	4,130,417

Trading Companies & Distributors - 1.2%
Air Lease Corp., 3.375%, 1/15/2019	BBB[5]	5,045,000	5,045,000
Aircastle Ltd., 4.625%, 12/15/2018	Ba3	405,000	408,037
Aviation Capital Group Corp.[2], 3.875%, 9/27/2016	BB5	400,000	413,155
Aviation Capital Group Corp.[2], 4.625%, 1/31/2018	BB5	360,000	372,680
Aviation Capital Group Corp.[2], 6.75%, 4/6/2021	BB5	395,000	429,536
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	B3	405,000	410,063
International Lease Finance Corp., 8.625%, 9/15/2015	Ba3	335,000	371,850
Rexel S.A. (France)[2], 5.25%, 6/15/2020	Ba3	575,000	577,875

			8,028,196

Total Industrials			30,755,651

Information Technology - 2.0%
Communications Equipment - 0.2%
ViaSat, Inc., 6.875%, 6/15/2020	B2	500,000	528,750
Windstream Corp., 7.50%, 6/1/2022	B1	590,000	603,275

			1,132,025

Computers & Peripherals - 0.7%
Apple, Inc., 2.40%, 5/3/2023	Aa1	1,690,000	1,519,667
EMC Corp., 2.65%, 6/1/2020	A1	3,715,000	3,638,397

			5,158,064

Office Electronics - 1.0%
Xerox Corp., 2.75%, 3/15/2019	Baa2	6,680,000	6,620,528

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 0.1%
Magnachip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	B1	$495,000	$503,663

Total Information Technology			13,414,280

Materials - 6.4%
Chemicals - 0.1%
Nufarm Australia Ltd. (Australia)[2], 6.375%, 10/15/2019	Ba3	375,000	388,125
Trinseo Materials Operating SCA - Trinseo Materials Finance, Inc.[2], 8.75%, 2/1/2019	B2	365,000	376,863

			764,988

Containers & Packaging - 0.1%
Smurfit Kappa Acquisitions (Ireland)[2], 4.875%, 9/15/2018	Ba2	940,000	975,250

Metals & Mining - 5.2%
Allegheny Technologies, Inc., 5.95%, 1/15/2021	Baa3	5,185,000	5,378,846
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	3,230,000	3,872,421
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	Baa3	2,500,000	2,638,118
Cliffs Natural Resources, Inc., 4.80%, 10/1/2020	Baa3	1,000,000	993,916
Dynacast International LLC - Dynacast Finance, Inc., 9.25%, 7/15/2019	B2	535,000	589,838
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018	Baa3	2,350,000	2,344,259
Plains Exploration & Production Co., 6.125%, 6/15/2019	Baa3	4,475,000	4,894,285
Plains Exploration & Production Co., 6.50%, 11/15/2020	Baa3	2,925,000	3,230,312
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	A3	4,000,000	4,038,388
Rio Tinto Finance USA plc (United Kingdom), 1.375%, 6/17/2016	A	3,900,000	3,960,739
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	Baa2	3,010,000	3,019,430

			34,960,552

Paper & Forest Products - 1.0%
International Paper Co., 7.50%, 8/15/2021	Baa3	5,330,000	6,534,015

Total Materials			43,234,805

Telecommunication Services - 4.2%
Diversified Telecommunication Services - 1.6%
Altice Financing S.A. (Luxembourg)[2], 6.50%, 1/15/2022	B1	605,000	611,050
Telefonica Emisiones S.A.U. (Spain), 5.877%, 7/15/2019	Baa2	5,780,000	6,445,284
UPCB Finance VI Ltd. (Netherlands)[2], 6.875%, 1/15/2022	Ba3	725,000	770,313
Verizon Communications, Inc., 2.00%, 11/1/2016	Baa1	3,000,000	3,061,083

			10,887,730

Wireless Telecommunication Services - 2.6%
America Movil SAB de C.V. (Mexico), 5.00%, 3/30/2020	A2	4,980,000	5,393,654
CPI International, Inc., 8.00%, 2/15/2018	B3	390,000	407,550
Crown Castle Towers LLC[2], 6.113%, 1/15/2020	A2	4,070,000	4,563,817
Crown Castle Towers LLC[2], 4.883%, 8/15/2020	A2	610,000	639,966
Digicel Ltd. (Jamaica)[2], 6.00%, 4/15/2021	B1	585,000	564,525

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
SBA Tower Trust[2], 5.101%, 4/17/2017	A2	$2,095,000	$2,258,270
SBA Tower Trust[2], 2.933%, 12/15/2017	A2	1,515,000	1,541,976
SBA Tower Trust[2], 3.598%, 4/15/2018	Baa3	1,640,000	1,603,062

			16,972,820

Total Telecommunication Services			27,860,550

Utilities - 0.7%
Electric Utilities - 0.4%
System Energy Resources, Inc., 4.10%, 4/1/2023	Baa1	3,110,000	3,038,255

Gas Utilities - 0.3%
National Fuel Gas Co., 3.75%, 3/1/2023	Baa1	2,000,000	1,887,478

Total Utilities			4,925,733

Total Non-Convertible Corporate Bonds
(Identified Cost $510,895,571)			532,129,522

TOTAL CORPORATE BONDS
(Identified Cost $513,656,508)			534,805,850

PREFERRED STOCKS - 1.0%
Financials - 1.0%
Commercial Banks - 0.4%
U.S. Bancorp., Series F (non-cumulative), 6.50%[7]	Baa1	114,010	2,998,463

Insurance - 0.2%
Principal Financial Group, Inc., Series A (non-cumulative), 5.563%[7]	Ba1	16,100	1,610,000

Real Estate Investment Trusts (REITS) - 0.4%
Public Storage, Series Q, 6.50%	A3	109,100	2,549,667

TOTAL PREFERRED STOCKS
(Identified Cost $7,175,675)			7,158,130

ASSET-BACKED SECURITIES - 0.9%
FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/25/2026	WR3	$753,473	777,055
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2[2], 5.29%, 3/25/2016	Aaa	2,585,000	2,703,150
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[2], 3.74%, 2/25/2017	Aaa	2,360,000	2,481,434
SLM Student Loan Trust, Series 2002-4, Class A4[4], 0.383%, 3/15/2017	Aaa	50,954	50,912

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $5,748,443)			6,012,551

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.3%
Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/14/2029	AAA[5]	$329,510	$343,489
BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A2, 2.959%, 12/10/2030	AAA[5]	745,000	697,760
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	Aaa	335,000	363,145
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class A4A, 4.871%, 9/11/2042	Aaa	715,000	750,054
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	AAA[5]	650,000	708,703
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM4, 5.568%, 10/12/2041	A3	800,000	875,719
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[2], 3.759%, 4/15/2044	Aaa	240,000	251,640
Commercial Mortgage Pass-Through Certificates, Series 2010-C1, Class A1[2], 3.156%, 7/10/2046	Aaa	1,165,270	1,199,964
Commercial Mortgage Pass-Through Certificates, Series 2012-CR4, Class A3, 2.853%, 10/15/2045	Aaa	1,055,000	989,452
Commercial Mortgage Trust, Series 2006-GG7, Class A4[4], 5.82%, 7/10/2038	Aaa	1,664,287	1,817,986
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,4], 2.50%, 5/25/2043	AAA[5]	1,565,534	1,442,313
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,4], 2.13%, 2/25/2043	AAA[5]	1,443,483	1,304,949
Extended Stay America Trust, Series 2013-ESH7, Class A27[2], 2.958%, 12/5/2031	Aaa	1,500,000	1,455,593
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class A2, 2.377%, 5/25/2022	WR3	1,400,000	1,302,470
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	WR3	1,286,600	1,280,477
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	WR3	1,480,000	1,455,916
FREMF Mortgage Trust, Series 2011-K701, Class B2,4, 4.286%, 7/25/2048	A5	950,000	986,346
FREMF Mortgage Trust, Series 2011-K702, Class B2,4, 4.77%, 4/25/2044	A3	230,000	242,933
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4[4], 5.244%, 1/12/2043	Aaa	850,000	902,206
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4[4], 5.24%, 12/15/2044	Aaa	1,670,000	1,779,280
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4[4], 5.873%, 4/15/2045	Aaa	1,075,000	1,173,516
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A3[2], 4.07%, 11/15/2043	AAA[5]	750,000	783,829
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[2,4], 3.00%, 3/25/2043	WR3	1,254,018	1,181,399

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,4], 3.50%, 5/25/2043	AAA[5]		$1,466,572	$1,413,001
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5 Class A4, 3.176%, 8/15/2045	Aaa		1,505,000	1,451,479
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A4, 5.23%, 9/15/2042	Aaa		194,592	204,762
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[2], 3.884%, 9/15/2047	AAA[5]		200,000	210,140
Motel 6 Trust, Series 2012-MTL6, Class A2[2], 1.948%, 10/5/2025	AAA[5]		1,055,000	1,044,391
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/15/2045	AAA[5]		420,000	455,474
Resource Capital Corp., Series 2013-CRE1, Class A (Cayman Islands)[2,4], 1.465%, 12/15/2028	AAA[5]		950,000	950,000
SCG Trust, Series 2013-SRP1, Class AJ2,4, 2.117%, 11/15/2026	AAA[5]		2,000,000	2,000,028
Sequoia Mortgage Trust, Series 2011-2, Class A1[4], 3.90%, 9/25/2041	WR3		918,248	914,171
Sequoia Mortgage Trust, Series 2013-2, Class A1[4], 1.874%, 2/25/2043	AAA[5]		1,309,201	1,118,663
Sequoia Mortgage Trust, Series 2013-7, Class A2[4], 3.00%, 6/25/2043	AAA[5]		1,004,648	923,654
Sequoia Mortgage Trust, Series 2013-8, Class A1[4], 3.00%, 6/25/2043	Aaa		1,376,656	1,265,511
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/13/2028	AAA[5]		1,195,000	1,247,175
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4[4], 5.239%, 10/15/2044	Aaa		1,040,370	1,102,844
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[4], 6.011%, 6/15/2045	Aaa		1,220,000	1,338,046
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/15/2043	Aaa		1,350,000	1,434,440
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A3, 2.918%, 10/15/2045	Aaa		1,915,000	1,806,412

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $43,185,882)				42,169,330

FOREIGN GOVERNMENT BONDS - 3.1%

Brazilian Government Bond (Brazil), 8.875%, 10/14/2019	Baa2		1,300,000	1,686,750
Chile Government Bond (Chile), 3.25%, 9/14/2021	Aa3		3,200,000	3,128,000
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	A3	MYR	8,905,000	2,781,897
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	Baa1	MXN	55,455,000	4,579,878
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	Baa1	MXN	35,000,000	2,995,055
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	Baa1	MXN	63,000,000	4,877,850
Russian Foreign Bond - Eurobond (Russia)[2], 5.00%, 4/29/2020	Baa1		1,000,000	1,069,500

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $21,504,367)				21,118,930

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	SHARES/ PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUTUAL FUND - 0.0%*
John Hancock Preferred Income Fund
(Identified Cost $139,390)	10,500	$187,425

U.S. GOVERNMENT AGENCIES - 5.8%

Mortgage-Backed Securities - 5.8%

Fannie Mae, Pool #888468, 5.50%, 9/1/2021	$1,513,090	1,652,262
Fannie Mae, Pool #995233, 5.50%, 10/1/2021	127,586	139,281
Fannie Mae, Pool #888017, 6.00%, 11/1/2021	141,427	153,941
Fannie Mae, Pool #995329, 5.50%, 12/1/2021	1,011,240	1,104,722
Fannie Mae, Pool #888136, 6.00%, 12/1/2021	183,943	200,216
Fannie Mae, Pool #888810, 5.50%, 11/1/2022	1,719,915	1,879,482
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024	107,851	118,292
Fannie Mae, Pool #AB4086, 3.00%, 12/1/2026	1,291,595	1,319,499
Fannie Mae, Pool #AJ7717, 3.00%, 12/1/2026	1,569,516	1,603,417
Fannie Mae, Pool #AK0726, 3.00%, 2/1/2027	652,568	666,661
Fannie Mae, Pool #AK4747, 3.50%, 3/1/2027	632,326	661,749
Fannie Mae, Pool #AB5970, 3.00%, 8/1/2027	1,813,521	1,852,910
Fannie Mae, Pool #AL3299, 3.00%, 2/1/2028	1,309,355	1,337,813
Fannie Mae, Pool #AL3586, 3.00%, 3/1/2028	935,487	955,826
Fannie Mae, Pool #MA1453, 3.00%, 5/1/2028	711,791	727,727
Fannie Mae, Pool #AT9599, 3.00%, 6/1/2028	309,853	316,761
Fannie Mae, Pool #918516, 5.50%, 6/1/2037	567,954	623,409
Fannie Mae, Pool #995876, 6.00%, 11/1/2038	2,015,901	2,232,123
Fannie Mae, Pool #AO8298, 3.50%, 8/1/2042	1,057,449	1,051,854
Fannie Mae, Pool #AB6228, 3.50%, 9/1/2042	1,039,218	1,033,394
Fannie Mae, Pool #AL3454, 3.00%, 4/1/2043	1,468,364	1,395,972
Fannie Mae, Pool #AT3045, 3.00%, 4/1/2043	336,151	319,574
Fannie Mae, Pool #AL3499, 3.50%, 5/1/2043	564,274	561,290
Fannie Mae, Pool #AB9782, 3.00%, 7/1/2043	787,500	748,576
Fannie Mae, Pool #MA1489, 3.00%, 7/1/2043	711,491	676,302
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020	591,360	640,256
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022	172,646	188,528
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	129,878	141,471
Freddie Mac, Pool #J19935, 2.50%, 8/1/2022	1,270,525	1,293,082
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	98,361	107,308
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	173,590	189,232
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023	76,436	82,954
Freddie Mac, Pool #J16679, 3.00%, 9/1/2026	1,004,398	1,025,113
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	883,996	963,444
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	804,646	876,963
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	79,283	86,408
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	645,316	712,321
Freddie Mac, Pool #C03815, 3.50%, 3/1/2042	335,992	333,831
Freddie Mac, Pool #G07213, 3.50%, 11/1/2042	922,520	916,880

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Investment Portfolio - December 31, 2013

	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)

Freddie Mac, Pool #C09026, 2.50%, 2/1/2043	$1,478,424	$1,333,071
Freddie Mac, Pool #V80002, 2.50%, 4/1/2043	1,828,331	1,648,443
Freddie Mac, Pool #Q19115, 3.00%, 6/1/2043	766,912	727,463
Freddie Mac, Pool #Q19118, 3.50%, 6/1/2043	1,428,004	1,419,243
Freddie Mac, Pool #Q19121, 3.50%, 6/1/2043	1,402,610	1,393,570
Freddie Mac, Pool #V80160, 3.50%, 6/1/2043	855,920	850,225
Freddie Mac, Pool #C09044, 3.50%, 7/1/2043	565,131	561,371

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $39,397,997)		38,824,230

SHORT-TERM INVESTMENT - 2.6%

Dreyfus Cash Management, Inc. - Institutional Shares[8], 0.04%,
(Identified Cost $17,515,539)	17,515,539	17,515,539

TOTAL INVESTMENTS - 99.2%
(Identified Cost $648,323,801)		667,791,985
OTHER ASSETS, LESS LIABILITIES - 0.8%		5,084,146

NET ASSETS - 100%		$672,876,131

* Less than 0.1%

MXN - Mexican Peso

MYR - Malaysian Ringgit

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $110,438,159, or 16.4%, of the Series’ net assets as of December 31, 2013 (see Note 2 to the financial statements).

3Credit rating has been withdrawn. As of December 31, 2013, there is no rating available (unaudited).

4The coupon rate is floating and is the effective rate as of December 31, 2013.

5Credit ratings from S&P (unaudited).

6Represents a Payment-In-Kind bond.

7The rate shown is a fixed rate as of December 31, 2013; the rate becomes floating, based on LIBOR plus a spread, at dates ranging from 2015 to 2022.

8Rate shown is the current yield as of December 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $648,323,801) (Note 2)	$667,791,985
Interest receivable	6,608,204
Receivable for fund shares sold	730,001
Dividends receivable	48,246

TOTAL ASSETS	675,178,436

LIABILITIES:

Accrued management fees (Note 3)	271,420
Accrued shareholder services fees (Class S) (Note 3)	143,622
Accrued fund accounting and administration fees (Note 3)	35,701
Accrued transfer agent fees (Note 3)	4,433
Accrued Chief Compliance Officer service fees (Note 3)	408
Payable for fund shares repurchased	1,759,408
Other payables and accrued expenses	87,313

TOTAL LIABILITIES	2,302,305

TOTAL NET ASSETS	$672,876,131

NET ASSETS CONSIST OF:

Capital stock	$633,830
Additional paid-in-capital	654,959,731
Distributions in excess of net investment income	(5,045)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(2,179,680)
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	19,467,295

TOTAL NET ASSETS	$672,876,131

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($653,667,596/61,397,875 shares)	$10.65

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($19,208,535/1,985,129 shares)	$9.68

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Interest	$25,893,772
Dividends (net of foreign taxes withheld, $6,612)	1,013,728

Total Investment Income	26,907,500

EXPENSES:

Management fees (Note 3)	3,909,722
Shareholder services fees (Class S) (Note 3)	673,750
Fund accounting and administration fees (Note 3)	137,762
Transfer agent fees (Note 3)	18,214
Directors’ fees (Note 3)	12,939
Chief Compliance Officer service fees (Note 3)	2,408
Custodian fees	31,990
Miscellaneous	131,550

Total Expenses	4,918,335
Less reduction of expenses (Note 3)	(3,369)

Net Expenses	4,914,966

NET INVESTMENT INCOME	21,992,534

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain on-
Investments	9,617,030
Foreign currency transactions and translation of other assets and liabilities	151,069

9,768,099

Net change in unrealized appreciation (depreciation) on-
Investments	(32,422,307)
Foreign currency and translation of other assets and liabilities	(4,309)

(32,426,616)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(22,658,517)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(665,983)

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$21,992,534	$24,482,037
Net realized gain on investments and foreign currency	9,768,099	8,013,825
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(32,426,616)	30,148,362

Net increase (decrease) from operations	(665,983)	62,644,224

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(21,928,376)	(24,561,572)
From net investment income (Class I)	(258,166)	—
From net realized gain on investments (Class S)	(14,602,709)	(5,701,872)
From net realized gain on investments (Class I)	(353,578)	—

Total distributions to shareholders	(37,142,829)	(30,263,444)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	79,603,385	29,117,332

Net increase in net assets	41,794,573	61,498,112

NET ASSETS:

Beginning of year	631,081,558	569,583,446

End of year (including distributions in excess of net investment income of $5,045 and $52,812, respectively)	$672,876,131	$631,081,558

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.27	$10.67	$10.96	$10.49	$9.66

Income (loss) from investment operations:
Net investment income[1]	0.37	0.45	0.51	0.55	0.57
Net realized and unrealized gain (loss) on investments	(0.38)	0.70	0.03	0.51	0.82

Total from investment operations	(0.01)	1.15	0.54	1.06	1.39

Less distributions to shareholders:
From net investment income	(0.37)	(0.45)	(0.51)	(0.52)	(0.56)
From net realized gain on investments	(0.24)	(0.10)	(0.32)	(0.07)	—

Total distributions to shareholders	(0.61)	(0.55)	(0.83)	(0.59)	(0.56)

Net asset value - End of year	$10.65	$11.27	$10.67	$10.96	$10.49

Net assets - End of year (000’s omitted)	$653,668	$631,082	$569,583	$535,355	$395,308

Total return[2]	(0.02%)	10.94%	4.91%	10.18%	14.35%
Ratios (to average net assets)/ Supplemental Data:
Expenses**	0.75%	0.75%	0.75%	0.76%	0.78%
Net investment income	3.35%	4.01%	4.56%	4.92%	5.60%
Portfolio turnover	49%	41%	35%	31%	72%

*Effective August 1, 2013, the shares of the Series have been designated as Class S.
**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	0.00%[3]	N/A	N/A	0.00%[3]	0.00%[3]

1Calculated based on average shares outstanding during the year.

2Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain years.

3Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Financial Highlights - Class I

FOR THE PERIOD 8/1/13[1] TO 12/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.15
Net realized and unrealized gain (loss) on investments	0.00 [3]

Total from investment operations	0.15

Less distributions to shareholders:
From net investment income	(0.23)
From net realized gain on investments	(0.24)

Total distributions to shareholders	(0.47)

Net asset value - End of period	$9.68

Net assets - End of period (000’s omitted)	$19,209

Total return[4]	1.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%[5]
Net investment income	3.55%[5]
Portfolio turnover	49%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

0.00%[6]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $0.01 per share.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

5Annualized.

6Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Core Plus Bond Series

Notes to Financial Statements

1.	Organization

Core Plus Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. Effective August 1, 2013, the Class A shares of the Series have been redesignated Class S and the Series issued Class I shares. Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 125 million have been designated as Core Plus Bond Series Class S common stock and 100 million have been designated as Core Plus Bond Series Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Financials	$7,158,130	$7,158,130	$—	$—
Debt securities:
U.S. Treasury and other U.S.
Government agencies	38,824,230	—	38,824,230	—
Corporate debt:
Consumer Discretionary	66,650,806	—	66,650,806	—
Consumer Staples	6,307,751	—	6,307,751	—
Energy	36,508,060	—	36,508,060	—
Financials	296,232,410	—	296,232,410	—
Health Care	6,239,476	—	6,239,476	—
Industrials	30,755,651	—	30,755,651	—
Information Technology	13,414,280	—	13,414,280	—
Materials	43,234,805	—	43,234,805	—
Telecommunication Services	27,860,550	—	27,860,550	—
Utilities	4,925,733	—	4,925,733	—
Convertible corporate debt:
Financials	2,676,328	—	2,676,328	—
Asset-backed securities	6,012,551	—	6,012,551	—
Commercial mortgage-backed securities	42,169,330	—	42,169,330	—
Foreign government bonds	21,118,930	—	21,118,930	—
Mutual funds	17,702,964	17,702,964	—	—

Total assets	$667,791,985	$24,861,094	$642,930,891	$—

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific examples are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. The Series did not hold any forward foreign currency exchange contracts during the year ended December 31, 2013.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Core Plus Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2013.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2010 through December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets. Prior to August 1, 2013, this fee was 0.70% of the Series’ average daily net assets.

Core Plus Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2015, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.50% of average daily net assets each year. The Advisor waived $3,369 for the year ended December 31, 2013. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $366,859,746 and $308,685,089 respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $29,277,069 and $5,875,009, respectively.

Core Plus Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Core Plus Bond Series were:

	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
CLASS S:	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,695,764	$96,976,503	5,829,953	$65,592,237
Reinvested	3,288,151	35,520,781	2,664,854	29,775,472
Repurchased	(6,571,916)	(72,512,697)	(5,875,777)	(66,250,377)

Total	5,411,999	$59,984,587	2,619,030	$29,117,332

	FOR THE PERIOD 8/1/13 (COMMENCEMENT OF OPERATIONS) TO 12/31/13
CLASS I:	SHARES	AMOUNT
Sold	2,073,386	$20,502,845
Reinvested	23,034	223,208
Repurchased	(111,291)	(1,107,255)

Total	1,985,129	$19,618,798

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, investments in hybrid securities, investments in convertible securities, losses deferred due to wash sales and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2013, $241,775 was reclassified within the capital accounts from Accumulated Net Realized Loss on Investments to Distributions in Excess of Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

Core Plus Bond Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Ordinary income	$22,144,885	$26,389,475
Long-term capital gains	14,997,944	3,873,969

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$648,330,305
Unrealized appreciation	25,941,975
Unrealized depreciation	(6,480,295)

Net unrealized appreciation	$19,461,680

Qualified late-year losses[1]	$2,178,221

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

Core Plus Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Plus Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Core Plus Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion

New York, New York

February 18, 2014

Core Plus Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $704,917 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $14,997,944 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2013.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 3.18%, or if different, the maximum allowable under tax law.

Core Plus Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

Core Plus Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

Core Plus Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
HoustonPharma (2000-2008)
Cytos Biotechnology Ltd (2012-present)

Core Plus Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

Core Plus Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Core Plus Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning- napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCPB-12/13-AR

HIGH YIELD BOND SERIES
www.manning-napier.com

High Yield Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and improved growth prospects drove many equity indices to all-time highs. However, fixed income markets did not fare nearly as well over the course of the year. As growth prospects in developed economies looked up and talk of the U.S. Federal Reserve tapering its asset purchases grew louder — ultimately resulting in the announcement of the long-awaited taper in December — yields rose steadily. This resulted in global bond markets struggling during 2013. The high yield market was not immune from difficult circumstances facing fixed income investors, as the sector struggled mightily during the middle of the year and never fully regained its initial starting point despite intermittent periods of strength. Moving forward, the Advisor believes that slow economic growth remains the most likely scenario and that an active approach to investment management will be the key to navigating a challenging environment.

Against a challenging market backdrop, domestic fixed income markets struggled to generate positive absolute returns during 2013. In fact, most major sectors of the domestic market generated negative absolute returns for the year. Treasuries were particularly hard hit, while certain sectors, such as high yield, fared much better. Though interest rates generally rose throughout the year, still-low interest rates — by historical standards — and tightening credit spreads drove the high yield market to outperform relative to other sectors in the fixed income market. Moving forward, the Advisor expects that interest rates will continue to rise and credit spreads will continue to tighten.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

High Yield Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide a high level of long-term total return, which is a combination of income and capital appreciation. Under normal circumstances, the Series will invest at least 80% of its assets in bonds that are rated below investment grade (junk bonds) and those securities, principally Exchange-Traded Funds, that are designed to track the performance of non-investment grade securities.

Performance Commentary

During the year, the Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index gained 6.29%. The High Yield Series Class S also experienced positive absolute returns for the year, returning 7.17% and outperforming the benchmark.

Relative to its benchmark, the Series ended the year shorter in duration. While duration does not have as big of an effect on performance in the high yield sector as it does in other sectors, positioning the portfolio on the shorter end of the yield curve should help to dampen the volatility traditionally associated with movements in interest rates. Regarding sector diversification, the Series and its benchmark were similarly positioned.

The Advisor believes slow growth is the most likely path forward for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. Nevertheless, the potential for interest rates to continue to rise presents a significant challenge to fixed income investors. In such an environment, the Advisor believes that an active approach to investment management is necessary to take advantage of opportunities where they exist while simultaneously managing risk. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

High Yield Bond Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - High Yield Bond Series - Class S3	7.17%	10.43%
Manning & Napier Fund, Inc. - High Yield Bond Series - Class I3,4	7.35%	10.51%
Bank of America (BofA) Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index[5]	6.29%	11.27%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - High Yield Bond Series Class S from its inception (9/14/09) to present (12/31/13) to the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from September 14, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 1.12% for Class S and 0.87% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.12% for Class S and 0.87% for Class I for the year ended December 31, 2013.

4For periods prior to the inception of Class I on August 1, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. High Yield Bond Series Class S.

5The unmanaged Bank of America (BofA) Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index is a market value-weighted measure of BB and B rated corporate bonds with maturities of at least one year. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

High Yield Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,058.60	$5.71	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000.00	$1,059.00	$4.41	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

4

High Yield Bond Series

Portfolio Composition as of December 31, 2013

(unaudited)

Sector Allocation[1]

Cash, short-term investment, and other assets, less liabilities - 2.6%
Loan Assignments - 0.9%
Telecommunication Services - 4.9%
Materials - 4.7%
Consumer Discretionary - 15.3%
Information Technology - 3.8%
Consumer Staples - 9.1%
Industrials - 20.1%
Energy - 14.9%
Health Care - 8.4%
Financials - 15.3%

[1]As a percentage of net assets.

Credit Quality Ratings[2,3]

Caa - 2.2%
Baa - 1.5%
Ba - 40.7%
B - 55.6%

[2]As a percentage of total corporate bonds and loan assignments.

5

High Yield Bond Series

Investment Portfolio - December 31, 2013

HIGH YIELD BOND SERIES	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

LOAN ASSIGNMENTS - 0.9%

Crown Castle Operating Co., 1st Lien Term Loan B2, 1/31/2019 (Identified Cost $2,000,000)	Ba2	$2,000,000	$2,001,880

CORPORATE BONDS - 96.5%

Non-Convertible Corporate Bonds - 96.5%
Consumer Discretionary - 15.3%
Auto Components - 2.0%
Gestamp Funding Luxembourg S.A. (Spain)[3], 5.625%, 5/31/2020	B1	2,085,000	2,121,487
Pittsburgh Glass Works LLC[3], 8.00%, 11/15/2018	B3	2,025,000	2,131,313

			4,252,800

Hotels, Restaurants & Leisure - 1.9%
NAI Entertainment Holdings - NAI Entertainment Holdings Finance Corp.[3], 5.00%, 8/1/2018	B1	1,960,000	2,023,700
Royal Caribbean Cruises Ltd., 11.875%, 7/15/2015	Ba1	1,840,000	2,129,800

			4,153,500

Household Durables - 3.6%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[3], 6.125%, 7/1/2022	B2	3,270,000	3,286,350
Lennar Corp., 6.95%, 6/1/2018	Ba3	2,015,000	2,266,875
Weekley Homes LLC - Weekley Finance Corp.[3], 6.00%, 2/1/2023	B2	2,185,000	2,108,525

			7,661,750

Media - 6.0%
CCO Holdings LLC - CCO Holdings Capital Corp.[3], 5.25%, 3/15/2021	B1	3,765,000	3,595,575
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	Ba3	1,780,000	1,926,850
Sirius XM Radio, Inc.[3], 4.25%, 5/15/2020	B1	4,480,000	4,233,600
Starz LLC - Starz Finance Corp., 5.00%, 9/15/2019	Ba2	3,115,000	3,185,087

			12,941,112

Specialty Retail - 0.9%
Rent-A-Center, Inc., 6.625%, 11/15/2020	Ba3	1,915,000	2,029,900

Textiles, Apparel & Luxury Goods - 0.9%
SIWF Merger Sub, Inc. - Springs Industries, Inc.[3], 6.25%, 6/1/2021	B2	1,975,000	1,992,281

Total Consumer Discretionary			33,031,343

Consumer Staples - 9.1%
Beverages - 1.1%
Crestview DS Merger Sub II, Inc.[3], 10.00%, 9/1/2021	B3	2,115,000	2,268,337

Food & Staples Retailing - 3.3%
C&S Group Enterprises LLC[3], 8.375%, 5/1/2017	B1	2,369,000	2,511,140
KeHE Distributors LLC - KeHE Finance Corp.[3], 7.625%, 8/15/2021	B3	2,000,000	2,120,000
Shearer’s Foods LLC - Chip Finance Corp.[3], 9.00%, 11/1/2019	B3	2,390,000	2,521,450

			7,152,590

The accompanying notes are an integral part of the financial statements.

6

High Yield Bond Series

Investment Portfolio - December 31, 2013

HIGH YIELD BOND SERIES	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food Products - 1.8%
Land O’ Lakes, Inc.[3], 6.00%, 11/15/2022	Ba2	$1,785,000	$1,838,550
Pinnacle Operating Corp.[3], 9.00%, 11/15/2020	Caa1	2,000,000	2,122,500

			3,961,050

Household Products - 1.4%
Harbinger Group, Inc.[3], 7.875%, 7/15/2019	B3	2,885,000	3,097,769

Tobacco - 1.5%
Vector Group Ltd., 7.75%, 2/15/2021	Ba3	3,000,000	3,172,500

Total Consumer Staples			19,652,246

Energy - 14.9%
Energy Equipment & Services - 3.5%
Calfrac Holdings LP (Canada)[3], 7.50%, 12/1/2020	B1	3,680,000	3,753,600
Shelf Drilling Holdings Ltd. (United Arab Emirates)[3], 8.625%, 11/1/2018	B1	1,890,000	2,041,200
Sidewinder Drilling, Inc.[3], 9.75%, 11/15/2019	B3	1,890,000	1,663,200

			7,458,000

Oil, Gas & Consumable Fuels - 11.4%
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/2019	Ba3	4,510,000	4,724,225
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp.[3], 6.125%, 3/1/2022	B1	3,150,000	3,228,750
Energy XXI Gulf Coast, Inc.[3], 7.50%, 12/15/2021	B3	3,090,000	3,221,325
Northern Tier Energy LLC - Northern Tier Finance Corp., 7.125%, 11/15/2020	B1	3,145,000	3,286,525
PBF Holding Co. LLC - PBF Finance Corp., 8.25%, 2/15/2020	Ba3	4,010,000	4,350,850
Sabine Pass Liquefaction LLC[3], 5.625%, 2/1/2021	Ba3	3,675,000	3,592,313
Ultra Petroleum Corp.[3], 5.75%, 12/15/2018	B2	2,175,000	2,234,813

			24,638,801

Total Energy			32,096,801

Financials - 15.3%
Commercial Banks - 0.9%
Provident Funding Associates LP - PFG Finance Corp.[3], 6.75%, 6/15/2021	Ba3	1,985,000	1,975,075

Consumer Finance - 5.8%
Ally Financial, Inc., 6.75%, 12/1/2014	B1	2,020,000	2,115,950
Ally Financial, Inc., 2.75%, 1/30/2017	B1	2,190,000	2,198,213
CNG Holdings, Inc.[3], 9.375%, 5/15/2020	B3	3,150,000	2,898,000
Interface Security Systems Holdings, Inc. - Interface Security Systems LLC[3], 9.25%, 1/15/2018	B3	1,880,000	1,945,800

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Investment Portfolio - December 31, 2013

HIGH YIELD BOND SERIES	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Consumer Finance (continued)
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	Ba3	$3,125,000	$3,281,250

			12,439,213

Diversified Financial Services - 3.8%
Jefferies Finance LLC - JFIN Co-Issuer Corp.[3], 7.375%, 4/1/2020	B1	2,970,000	3,088,800
Jefferies Group LLC, 8.50%, 7/15/2019	Baa3	2,500,000	3,050,000
Oxford Finance LLC - Oxford Finance Co-Issuer, Inc.[3], 7.25%, 1/15/2018	B1	1,965,000	2,068,162

			8,206,962

Insurance - 1.0%
Fidelity & Guaranty Life Holdings, Inc.[3], 6.375%, 4/1/2021	B1	2,100,000	2,205,000

Real Estate Investment Trusts (REITS) - 3.8%
Corrections Corp. of America, 4.125%, 4/1/2020	Ba1	2,975,000	2,915,500
Dupont Fabros Technology LP, 5.875%, 9/15/2021	Ba1	3,050,000	3,149,125
Rialto Holdings LLC - Rialto Corp.[3], 7.00%, 12/1/2018	B2	2,175,000	2,196,750

			8,261,375

Total Financials			33,087,625

Health Care - 8.4%
Health Care Providers & Services - 5.9%
Fresenius Medical Care US Finance, Inc. (Germany), 6.875%, 7/15/2017	Ba2	2,930,000	3,325,550
Fresenius Medical Care US Finance, Inc. (Germany)[3], 6.50%, 9/15/2018	Ba2	1,770,000	2,000,100
Fresenius US Finance II, Inc.[3], 9.00%, 7/15/2015	Ba1	2,925,000	3,232,125
HCA, Inc., 6.375%, 1/15/2015	B3	2,020,000	2,121,000
Tenet Healthcare Corp., 8.125%, 4/1/2022	B3	1,990,000	2,144,225

			12,823,000

Pharmaceuticals - 2.5%
Salix Pharmaceuticals Ltd.[3], 6.00%, 1/15/2021	B2	2,100,000	2,152,500
Valeant Pharmaceuticals International[3], 6.75%, 8/15/2021	B1	3,005,000	3,185,300

			5,337,800

Total Health Care			18,160,800

Industrials - 20.1%
Aerospace & Defense - 4.4%
Bombardier, Inc. (Canada)[3], 4.25%, 1/15/2016	Ba2	1,875,000	1,959,375
Bombardier, Inc. (Canada)[3], 6.125%, 1/15/2023	Ba2	3,185,000	3,161,113
DigitalGlobe, Inc.[3], 5.25%, 2/1/2021	B1	1,860,000	1,813,500

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2013

HIGH YIELD BOND SERIES	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Aerospace & Defense (continued)
Erickson Air-Crane, Inc.[3], 8.25%, 5/1/2020	B1	$2,530,000	$2,618,550

			9,552,538

Air Freight & Logistics - 1.2%
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[3,4], 10.00%, 2/15/2018	Caa2	2,485,000	2,509,850

Airlines - 2.2%
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B3, 6.375%, 1/2/2016	Ba2	1,890,000	2,008,125
Delta Air Lines Pass-Through Trust, Series 2010-2, Class B, 6.75%, 11/23/2015	Ba3	850,000	907,375
United Continental Holdings, Inc., 6.375%, 6/1/2018	B2	1,760,000	1,839,200

			4,754,700

Construction & Engineering - 1.3%
Abengoa Finance S.A.U. (Spain)[3], 7.75%, 2/1/2020	B2	2,720,000	2,801,600

Machinery - 2.8%
CNH Capital LLC, 6.25%, 11/1/2016	Ba1	2,885,000	3,184,319
SPL Logistics Escrow LLC - SPL Logistics Finance Corp.[3], 8.875%, 8/1/2020	B2	2,760,000	2,932,500

			6,116,819

Research & Consulting Services - 0.9%
FTI Consulting, Inc., 6.00%, 11/15/2022	BB5	1,880,000	1,903,500

Trading Companies & Distributors - 7.3%
Aircastle Ltd., 4.625%, 12/15/2018	Ba3	2,190,000	2,206,425
Aviation Capital Group Corp.[3], 3.875%, 9/27/2016	BB5	1,580,000	1,631,963
Aviation Capital Group Corp.[3], 4.625%, 1/31/2018	BB5	1,880,000	1,946,217
Aviation Capital Group Corp.[3], 6.75%, 4/6/2021	BB5	2,590,000	2,816,451
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	B3	2,185,000	2,212,313
International Lease Finance Corp., 8.625%, 9/15/2015	Ba3	1,840,000	2,042,400
Rexel S.A. (France)[3], 5.25%, 6/15/2020	Ba3	2,970,000	2,984,850

			15,840,619

Total Industrials			43,479,626

Information Technology - 3.8%
Communications Equipment - 2.5%
ViaSat, Inc., 6.875%, 6/15/2020	B2	2,240,000	2,368,800
Windstream Corp., 7.50%, 6/1/2022	B1	3,115,000	3,185,087

			5,553,887

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Investment Portfolio - December 31, 2013

HIGH YIELD BOND SERIES	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 1.3%
Magnachip Semiconductor Corp. (South Korea), 6.625%, 7/15/2021	B1	$2,705,000	$2,752,337

Total Information Technology			8,306,224

Materials - 4.7%
Chemicals - 1.8%
Nufarm Australia Ltd. (Australia)[3], 6.375%, 10/15/2019	Ba3	2,000,000	2,070,000
Trinseo Materials Operating SCA - Trinseo Materials Finance, Inc.[3], 8.75%, 2/1/2019	B2	1,860,000	1,920,450

			3,990,450

Containers & Packaging - 1.6%
Smurfit Kappa Acquisitions (Ireland)[3], 4.875%, 9/15/2018	Ba2	3,365,000	3,491,188

Metals & Mining - 1.3%
Dynacast International LLC - Dynacast Finance, Inc., 9.25%, 7/15/2019	B2	2,500,000	2,756,250

Total Materials			10,237,888

Telecommunication Services - 4.9%
Diversified Telecommunication Services - 2.6%
Altice Financing S.A. (Luxembourg)[3], 6.50%, 1/15/2022	B1	3,225,000	3,257,250
UPCB Finance VI Ltd. (Netherlands)[3], 6.875%, 1/15/2022	Ba3	2,230,000	2,369,375

			5,626,625

Wireless Telecommunication Services - 2.3%
CPI International, Inc., 8.00%, 2/15/2018	B3	1,950,000	2,037,750
Digicel Ltd. (Jamaica)[3], 6.00%, 4/15/2021	B1	3,095,000	2,986,675
			5,024,425

Total Telecommunication Services			10,651,050

Total Non-Convertible Corporate Bonds
(Identified Cost $204,311,007)			208,703,603

SHORT-TERM INVESTMENT - 2.0%

Dreyfus Cash Management, Inc. - Institutional Shares[6], 0.04%, (Identified Cost $4,312,971)		4,312,971	4,312,971

TOTAL INVESTMENTS - 99.4%
(Identified Cost $210,623,978)			215,018,454
OTHER ASSETS, LESS LIABILITIES - 0.6%			1,202,778

NET ASSETS - 100%			$216,221,232

1Credit ratings from Moody’s (unaudited).

2This security is unsettled and the coupon rate has not yet been determined as of December 31, 2013.

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Investment Portfolio - December 31, 2013

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $129,934,422 or 60.1% of the Series’ net assets as of December 31, 2013 (see Note 2 to the financial statements).

4Represents a Payment-In-Kind bond.

5Credit ratings from S&P (unaudited).

6Rate shown is the current yield as of December 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $210,623,978) (Note 2)	$215,018,454
Interest receivable	3,584,762
Receivable for fund shares sold	418,518
Dividends receivable	372

TOTAL ASSETS	219,022,106

LIABILITIES:

Accrued management fees (Note 3)	143,824
Accrued shareholder services fees (Class S) (Note 3)	42,617
Accrued fund accounting and administration fees (Note 3)	15,518
Accrued transfer agent fees (Note 3)	4,118
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for securities purchased	2,000,000
Payable for fund shares repurchased	575,899
Other payables and accrued expenses	18,491

TOTAL LIABILITIES	2,800,874

TOTAL NET ASSETS	$216,221,232

NET ASSETS CONSIST OF:

Capital stock	$205,764
Additional paid-in-capital	210,524,221
Accumulated net realized gain on investments	1,096,771
Net unrealized appreciation on investments	4,394,476

TOTAL NET ASSETS	$216,221,232

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($191,922,066/18,043,541 shares)	$10.64

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($24,299,166/2,532,888 shares)	$9.59

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Interest	$12,671,999
Dividends	3,472

Total Investment Income	12,675,471

EXPENSES:

Management fees (Note 3)	1,557,860
Shareholder services fees (Class S) (Note 3)	469,261
Fund accounting and administration fees (Note 3)	64,884
Transfer agent fees (Note 3)	15,519
Directors’ fees (Note 3)	4,471
Chief Compliance Officer service fees (Note 3)	2,407
Custodian fees	8,933
Miscellaneous	143,423

Total Expenses	2,266,758

NET INVESTMENT INCOME	10,408,713

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	6,335,942
Net change in unrealized appreciation (depreciation) on investments	(2,438,060)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	3,897,882

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,306,595

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$10,408,713	$10,787,749
Net realized gain (loss) on investments	6,335,942	7,047,305
Net change in unrealized appreciation (depreciation) on investments	(2,438,060)	7,175,708

Net increase from operations	14,306,595	25,010,762

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(9,215,819)	(10,361,600)
From net investment income (Class I)	(1,197,453)	(467,597)
From net realized gain on investments (Class S)	(5,772,445)	(5,914,586)
From net realized gain on investments (Class I)	(773,068)	(472,249)

Total distributions to shareholders	(16,958,785)	(17,216,032)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	25,684,287	10,044,454

Net increase in net assets	23,032,097	17,839,184

NET ASSETS:

Beginning of year	193,189,135	175,349,951

End of year (including undistributed net investment income of $0 and $1,259, respectively)	$216,221,232	$193,189,135

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED				FOR THE PERIOD 9/14/09[1] TO 12/31/09
	12/31/13	12/31/12	12/31/11	12/31/10
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.75	$10.30	$10.74	$10.37	$10.00

Income from investment operations:
Net investment income[2]	0.54	0.63	0.69	0.75	0.20
Net realized and unrealized gain (loss) on investments	0.21	0.83	(0.17)	0.66	0.28

Total from investment operations	0.75	1.46	0.52	1.41	0.48

Less distributions to shareholders:
From net investment income	(0.53)	(0.64)	(0.67)	(0.75)	(0.10)
From net realized gain on investments	(0.33)	(0.37)	(0.29)	(0.29)	(0.01)

Total distributions to shareholders	(0.86)	(1.01)	(0.96)	(1.04)	(0.11)

Net asset value - End of period	$10.64	$10.75	$10.30	$10.74	$10.37

Net assets - End of period (000’s omitted)	$191,922	$179,187	$175,350	$158,181	$127,678

Total return[3]	7.17%	14.46%	4.87%	13.59%	4.82%
Ratios (to average net assets)/ Supplemental Data:
Expenses**	1.12%	1.10%	1.12%	1.14%	1.20%[4]
Net investment income	4.99%	5.83%	6.26%	6.79%	6.51%[4]
Portfolio turnover	93%	91%	63%	54%	22%

*Effective August 1, 2012, the shares of the Series have been designated as Class S.

**For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	N/A	0.00%[5]	0.02%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

15

High Yield Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED 12/31/13	FOR THE PERIOD 8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.78	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.52	0.25
Net realized and unrealized gain (loss) on investments	0.18	0.30

Total from investment operations	0.70	0.55

Less distributions to shareholders:
From net investment income	(0.56)	(0.40)
From net realized gain on investments	(0.33)	(0.37)

Total distributions to shareholders	(0.89)	(0.77)

Net asset value - End of period	$9.59	$9.78

Net assets - End of period (000’s omitted)	$24,299	$14,002

Total return[3]	7.35%	5.59%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.87%	0.87%[4]
Net investment income	5.24%	5.90%[4]
Portfolio turnover	93%	91%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

16

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The series is authorized to issue two classes of shares (Class S & Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 125 million have been designated as High Yield Bond Series Class S common stock and 100 million have been designated as High Yield Bond Series Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

17

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Loan assignments	$2,001,880	$—	$2,001,880	$—
Corporate debt:
Consumer Discretionary	33,031,343	—	33,031,343	—
Consumer Staples	19,652,246	—	19,652,246	—
Energy	32,096,801	—	32,096,801	—
Financials	33,087,625	—	33,087,625	—
Health Care	18,160,800	—	18,160,800	—
Industrials	43,479,626	—	43,479,626	—
Information Technology	8,306,224	—	8,306,224	—
Materials	10,237,888	—	10,237,888	—
Telecommunication Services	10,651,050	—	10,651,050	—
Mutual fund	4,312,971	4,312,971	—	—

Total assets	$215,018,454	$4,312,971	$210,705,483	$—

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the

18

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2013.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2010 through December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

19

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2015, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.95% of average daily net assets. The Advisor did not waive any fees for the year ended December 31, 2013. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

20

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $206,283,213 and $184,032,512, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares of High Yield Bond Series were:

	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
CLASS S	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,157,224	$34,362,165	2,014,989	$21,922,842
Reinvested	1,354,596	14,473,811	1,474,830	15,828,509
Repurchased	(3,132,464)	(34,027,943)	(3,857,491)	(42,040,705)

Total	1,379,356	$14,808,033	(367,672)	$(4,289,354)

	FOR THE YEAR ENDED 12/31/13		FOR THE PERIOD 8/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,095,354	$10,833,464	1,360,330	$13,642,660
Reinvested	194,706	1,879,227	94,180	923,980
Repurchased	(188,659)	(1,836,437)	(23,023)	(232,832)

Total	1,101,401	$10,876,254	1,431,487	$14,333,808

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these

21

High Yield Bond Series

Notes to Financial Statements (continued)

6.	Financial Instruments and Loan Assignments (continued)

contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid, when purchased, may become illiquid.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2013, $3,300 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Ordinary income	$13,029,453	$14,255,662
Long-term capital gains	3,929,332	2,960,370

At December 31, 2013, the identified cost for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$210,623,978
Unrealized appreciation	5,775,810
Unrealized depreciation	(1,381,334)

Net unrealized appreciation	$4,394,476

Undistributed ordinary income	$469,218
Undistributed long-term gains	$627,553

22

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the High Yield Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 18, 2014

23

High Yield Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series designates $4,556,885 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2013.

24

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

25

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name: Address:	Stephen B. Ashley 290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name: Address:	Paul A. Brooke 290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-2014)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2011)

HoustonPharma (2000-2008)

Cytos Biotechnology Ltd (2012-present)

27

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name: Address:	Peter L. Faber 290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name: Address:	Harris H. Rusitzky 290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Chester N. Watson 290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name: Address:	Jeffrey S. Coons, Ph.D., CFA 290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Elizabeth Craig 290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

28

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name: Address:	Christine Glavin 290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Jodi L. Hedberg 290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Richard Yates 290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNHYB-12/13-AR

INFLATION FOCUS EQUITY SERIES
www.manning-napier.com

Inflation Focus Equity Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and incrementally improved economic growth prospects, primarily in the developed world, contributed to a more robust risk appetite among investors and helped to propel many equity indices to new all-time highs. While fiscal policy and lingering structural issues in a number of countries continued to act as headwinds for much of the year, the still weak global macroeconomic climate was not enough to deter the renewed and generally broad-based preference for stocks. Broadly speaking, developed market equities outperformed emerging market equities, as the MSCI Emerging Markets index actually finished the year in negative territory. That said, indices in several emerging nations, such as China and India, delivered very strong positive returns during 2013. Amid last year’s encouraging performance, valuations in markets that did well generally rose. As such, returns are likely to be much more modest going forward. In the Advisor’s view, global economic growth should remain slow during 2014, meaning that it will take time for company fundamentals to grow into current stock prices.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Inflation Focus Equity Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth and inflation protection primarily through investment in equity securities that are expected to benefit from an inflationary environment. The Series invests primarily in common stocks of U.S. and foreign issuers, including those in emerging markets. The Series may also invest in fixed income securities of any type.

Performance Commentary

Global equity markets delivered strongly positive returns during 2013. For the twelve months ending December 31, 2013, the MSCI ACWI Index (ACWI) returned 22.80%. The Inflation Focus Equity Series delivered positive absolute returns as well, appreciating 14.55%, but trailed the benchmark.

With respect to inflation in the global economy, broad-based inflationary pressures remained absent throughout the year. Currently, inflationary pressures are largely confined to pockets in certain emerging markets. However, several factors suggest that the pace of rising prices could become a broader problem going forward, and therefore vigilance in inflation monitoring will remain important. Central banks around the world, particularly in the developed economies, continue to employ loose monetary policies to spur economic growth and at some point the additional liquidity could manifest as inflation. While much of this capital has yet to find its way into broader economies, should stronger growth take hold and labor markets tighten, credit growth might trigger inflation.

Understanding the nature of inflation within the context of the current environment is critically important to selecting securities that should thrive in an inflationary environment. The Advisor’s approach combines a top-down thematic analysis meant to identify and understand the sources of inflationary pressures, with a traditional bottom-up industry and company level fundamental analysis geared toward finding the beneficiaries of these inflationary pressures. In the Advisor’s view, companies that are well-positioned in industries where there are bottlenecks and tight supply conditions stand to benefit from inflationary pressures where they may exist. Importantly, given the generally slow economic growth environment and excess slack in labor markets across the global economy today, the Advisor believes current conditions are less about traditional broad-based inflation and more about identifying pockets of inflation.

Both stock selection and sector allocation decisions challenged relative returns and resulted in the Series underperforming the MSCI All Country World Index for the year. Regarding stock selection, certain Series investments in Industrials and Financials detracted from relative returns. This was partially offset by stock selection in Energy, Materials, and Consumer Staples, which contributed positively to relative returns. Where sector allocation is concerned, an overweight to Materials, underweight to Consumer Discretionary, and underweight to Health Care compared to the benchmark challenged relative returns. Conversely, an overweight to Industrials compared to the benchmark and a lack of exposure to Utilities aided relative returns.

At the country-level, stock selection detracted from relative returns while the aggregate impact of country allocation decisions contributed positively to relative returns. More specifically, certain selections in the United States, Australia, and Canada, as well as an overweight to Canada compared to the benchmark, negatively impacted relative returns. However, an overweight to the United States compared to the benchmark and stock selection in Brazil had a positive impact on relative performance.

The Advisor will continue to monitor the global inflationary environment and will adjust the Series’ exposure to areas that the Advisor believes can do well as prevailing economic, market, and inflation conditions change over time. To this end, the Advisor believes that an active approach to investment management provides the requisite flexibility to pursue long-term investment opportunities within the context of global inflation.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, and interest rate risk. The Series may invest up to 100% of its portfolio in foreign securities. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets. The Series may invest up to 20% of its portfolio in bonds. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise.

2

Inflation Focus Equity Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Inflation Focus Equity Series[3]	14.55%	11.87%
MSCI ACWI Index[4]	22.80%	17.01%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Inflation Focus Equity Series from its inception2 (August 23, 2011) to present (December 31, 2013) to the MSCI ACWI Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from August 23, 2011, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 1.18%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.18% for the year ended December 31, 2013.

4The MSCI ACWI Index is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance and consists of 44 developed and emerging market country indices. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Inflation Focus Equity Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13
Actual	$1,000.00	$1,117.20	$6.24
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Inflation Focus Equity Series

Portfolio Composition as of December 31, 2013

(unaudited)

Top Ten Stock Holdings[2]
Pall Corp.	3.1%	Ingredion, Inc.	2.9%
Pentair Ltd. - ADR	3.1%	Syngenta AG (Switzerland)	2.4%
Xylem, Inc.	3.0%	Westport Innovations, Inc. - ADR (Canada)	2.3%
Monsanto Co.	2.9%	Visa, Inc. - Class A	2.2%
Cameron International Corp.	2.9%	Umicore S.A. (Belgium)	2.1%

2 As a percentage of total investments.

5

Inflation Focus Equity Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.1%

Consumer Discretionary - 2.7%
Auto Components - 1.0%
BorgWarner, Inc.	19,420	$1,085,772

Media - 1.7%
Nexstar Broadcasting Group, Inc. - Class A	12,360	688,823
Sinclair Broadcast Group, Inc. - Class A	16,580	592,403
Tribune Co.*	8,250	638,550

		1,919,776

Total Consumer Discretionary		3,005,548

Consumer Staples - 10.4%
Beverages - 4.0%
Anheuser-Busch InBev N.V. (Belgium)[1]	21,340	2,269,224
SABMiller plc (United Kingdom)[1]	43,350	2,231,456

		4,500,680

Food & Staples Retailing - 1.2%
Whole Foods Market, Inc.	23,050	1,332,981

Food Products - 5.2%
Annie’s, Inc.*	17,560	755,782
Glanbia plc (Ireland)[1]	46,283	718,404
Ingredion, Inc.	46,770	3,201,874
Mead Johnson Nutrition Co.	13,170	1,103,119

		5,779,179

Total Consumer Staples		11,612,840

Energy - 17.6%
Energy Equipment & Services - 8.3%
Baker Hughes, Inc.	28,350	1,566,621
Cameron International Corp.*	55,070	3,278,317
Core Laboratories N.V. - ADR	6,390	1,220,171
Fugro N.V. (Netherlands)[1]	17,300	1,031,976
National Oilwell Varco, Inc.	14,230	1,131,712
Schlumberger Ltd.	11,860	1,068,705

		9,297,502

Oil, Gas & Consumable Fuels - 9.3%
Encana Corp. (Canada)	59,680	1,077,224
EOG Resources, Inc.	9,030	1,515,595
Hess Corp.	27,310	2,266,730
Koninklijke Vopak N.V. (Netherlands)[1]	32,890	1,925,463
Range Resources Corp.	20,100	1,694,631
Talisman Energy, Inc. (Canada)	165,560	1,924,844

		10,404,487

Total Energy		19,701,989

The accompanying notes are an integral part of the financial statements.

6

Inflation Focus Equity Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials - 7.9%
Real Estate Investment Trusts (REITS) - 6.3%
Digital Realty Trust, Inc.	34,580	$1,698,570
DuPont Fabros Technology, Inc.	67,600	1,670,396
Plum Creek Timber Co., Inc.	21,610	1,005,081
Potlatch Corp.	23,570	983,812
Weyerhaeuser Co.	52,820	1,667,527

		7,025,386

Real Estate Management & Development - 1.6%
Realogy Holdings Corp.*	37,270	1,843,747

Total Financials		8,869,133

Health Care - 2.6%
Biotechnology - 0.5%
Novozymes A/S - Class B (Denmark)[1]	13,900	587,139

Health Care Equipment & Supplies - 1.1%
Neogen Corp.*	25,935	1,185,229

Health Care Providers & Services - 1.0%
Brookdale Senior Living, Inc.*	41,390	1,124,980

Total Health Care		2,897,348

Industrials - 35.4%
Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	17,650	1,029,701

Airlines - 3.1%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)*	386,890	1,768,087
Latam Airlines Group S.A. - ADR (Chile)	101,560	1,656,444

		3,424,531

Electrical Equipment - 3.2%
Polypore International, Inc.*	61,270	2,383,403
Schneider Electric S.A. (France)[1]	13,390	1,168,169

		3,551,572

Machinery - 20.6%
AGCO Corp.	39,220	2,321,432
Deere & Co.	10,390	948,919
FANUC Corp. (Japan)[1]	12,900	2,363,805
Joy Global, Inc.	30,110	1,761,134
KUKA AG (Germany)[1]	48,140	2,259,329
Luxfer Holdings plc - ADR (United Kingdom)	30,720	640,819
Pall Corp.	40,410	3,448,994
Pentair Ltd. - ADR	44,170	3,430,684
Westport Innovations, Inc. - ADR (Canada)*	128,670	2,523,219

The accompanying notes are an integral part of the financial statements.

7

Inflation Focus Equity Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery (continued)
Xylem, Inc.	97,680	$3,379,728

		23,078,063

Professional Services - 2.5%
ALS Ltd. (Australia)[1]	230,020	1,814,725
SGS S.A. (Switzerland)[1]	450	1,036,014

		2,850,739

Road & Rail - 1.3%
Union Pacific Corp.	9,010	1,513,680

Trading Companies & Distributors - 3.8%
Brenntag AG (Germany)[1]	12,010	2,229,015
Fastenal Co.	43,340	2,059,083

		4,288,098

Total Industrials		39,736,384

Information Technology - 8.0%
Computers & Peripherals - 1.1%
Stratasys Ltd.*	9,560	1,287,732

Electronic Equipment, Instruments & Components - 1.3%
Maxwell Technologies, Inc.*	182,780	1,420,201

IT Services - 3.7%
MasterCard, Inc. - Class A	2,020	1,687,629
Visa, Inc. - Class A	10,900	2,427,212

		4,114,841

Software - 1.9%
Aspen Technology, Inc.*	17,010	711,018
Aveva Group plc (United Kingdom)[1]	40,827	1,465,459

		2,176,477

Total Information Technology		8,999,251

Materials - 11.5%
Chemicals - 8.4%
Monsanto Co.	28,230	3,290,207
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	42,960	1,111,805
Syngenta AG (Switzerland)[1]	6,660	2,655,323
Umicore S.A. (Belgium)[1]	51,120	2,388,580

		9,445,915

Metals & Mining - 3.1%
Alumina Ltd. (Australia)*[1]	1,072,590	1,064,879

The accompanying notes are an integral part of the financial statements.

8

Inflation Focus Equity Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Metals & Mining (continued)
Stillwater Mining Co.*	192,610	$2,376,807

		3,441,686

Total Materials		12,887,601

TOTAL COMMON STOCKS
(Identified Cost $93,969,318)		107,710,094

SHORT-TERM INVESTMENT - 3.7%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.04%
(Identified Cost $4,146,461)	4,146,461	4,146,461

TOTAL INVESTMENTS - 99.8%
(Identified Cost $98,115,779)		111,856,555
OTHER ASSETS, LESS LIABILITIES - 0.2%		256,880

NET ASSETS - 100%		$112,113,435

KEY:

ADR - American Depository Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2013.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Inflation Focus Equity Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $98,115,779) (Note 2)	$111,856,555
Cash	429
Foreign currency (identified cost $12,213)	12,228
Receivable for fund shares sold	651,870
Receivable for securities sold	444,640
Dividends receivable	82,647
Foreign tax reclaims receivable	50,502

TOTAL ASSETS	113,098,871

LIABILITIES:

Accrued management fees (Note 3)	95,547
Accrued fund accounting and administration fees (Note 3)	9,450
Accrued transfer agent fees (Note 3)	7,230
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	807,235
Other payables and accrued expenses	65,567

TOTAL LIABILITIES	985,436

TOTAL NET ASSETS	$112,113,435

NET ASSETS CONSIST OF:

Capital stock	$93,587
Additional paid-in-capital	97,691,141
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	585,584
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	13,743,123

TOTAL NET ASSETS	$112,113,435

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($112,113,435/9,358,722 shares)	$11.98

The accompanying notes are an integral part of the financial statements.

10

Inflation Focus Equity Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $48,975)	$1,359,191

EXPENSES:

Management fees (Note 3)	981,415
Fund accounting and administration fees (Note 3)	38,243
Transfer agent fees (Note 3)	24,093
Chief Compliance Officer service fees (Note 3)	2,408
Directors’ fees (Note 3)	1,855
Custodian fees	11,501
Miscellaneous	101,201

Total Expenses	1,160,716

NET INVESTMENT INCOME	198,475

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	6,317,040
Foreign currency and translation of other assets and liabilities	(3,592)

6,313,448

Net change in unrealized appreciation (depreciation) on-
Investments	6,735,006
Foreign currency and translation of other assets and liabilities	1,823

6,736,829

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	13,050,277

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,248,752

The accompanying notes are an integral part of the financial statements.

11

Inflation Focus Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$198,475	$355,792
Net realized gain on investments and foreign currency	6,313,448	2,157,793
Net change in unrealized appreciation on investments and foreign currency	6,736,829	7,368,181

Net increase from operations	13,248,752	9,881,766

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(218,807)	(367,886)
From net realized gain on investments	(5,600,234)	(1,816,566)

Total distributions to shareholders	(5,819,041)	(2,184,452)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	25,569,826	2,149,322

Net increase in net assets	32,999,537	9,846,636

NET ASSETS:

Beginning of year	79,113,898	69,267,262

End of year (including distributions in excess of net investment income of $ 0 and $ 0, respectively)	$112,113,435	$79,113,898

The accompanying notes are an integral part of the financial statements.

12

Inflation Focus Equity Series

Financial Highlights

	FOR THE YEARS ENDED		FOR THE PERIOD
	12/31/13	12/31/12	8/23/11[1] TO 12/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.05	$9.95	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.02	0.05	0.00 [3]
Net realized and unrealized gain (loss) on investments	1.56	1.36	(0.05)

Total from investment operations	1.58	1.41	(0.05)

Less distributions to shareholders:
From net investment income	(0.02)	(0.05)	—
From net realized gain on investments	(0.63)	(0.26)	—

Total distributions to shareholders	(0.65)	(0.31)	—

Net asset value - End of period	$11.98	$11.05	$9.95

Net assets - End of period (000’s omitted)	$112,113	$79,114	$69,267

Total return[4]	14.55%	14.26%	(0.50%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.18%	1.20%	1.20%[5]
Net investment income	0.20%	0.47%	0.60%[5]
Portfolio turnover	55%	56%	9%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	NA	0.03%	0.16%[5]
1 Commencement of operations.

2 Calculated based on average shares outstanding during the periods.

3 Less than $0.01.

4 Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5 Annualized.

The accompanying notes are an integral part of the financial statements.

13

Inflation Focus Equity Series

Notes to Financial Statements

1.	Organization

Inflation Focus Equity Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth and inflation protection primarily through investment in equity securities that are expected to benefit from an inflationary environment.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 10.9 billion shares have been designated in total among 45 series, of which 100 million have been designated as Inflation Focus Equity Series Class A common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both

14

Inflation Focus Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$3,005,548	$3,005,548	$—	$—
Consumer Staples	11,612,840	6,393,756	5,219,084	—
Energy	19,701,989	16,744,550	2,957,439	—
Financials	8,869,133	8,869,133	—	—
Health Care	2,897,348	2,310,209	587,139	—
Industrials	39,736,384	28,865,327	10,871,057	—
Information Technology	8,999,251	7,533,792	1,465,459	—
Materials	12,887,601	6,778,819	6,108,782	—
Mutual fund	4,146,461	4,146,461	—	—

Total assets	$111,856,555	$84,647,595	$27,208,960	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and

15

Inflation Focus Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2011 and the years ended December 31, 2012 and December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

16

Inflation Focus Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Advisor has contractually agreed, until at least April 30, 2015, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2013. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $71,198,042 and $50,955,773, respectively. There were no purchases or sales of U.S. Government securities.

17

Inflation Focus Equity Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class A shares of Inflation Focus Equity Series were:

	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,759,940	$32,252,319	684,939	$7,455,324
Reinvested	449,353	5,188,780	197,345	2,153,038
Repurchased	(1,007,186)	(11,871,273)	(687,077)	(7,459,040)

Total	2,202,107	$25,569,826	195,207	$2,149,322

Approximately 85% of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales and redesignation of distributions paid. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2013, $20,332 was reclassified within the capital accounts to Distributions in Excess of Net Investment Income from Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Ordinary income	$1,678,674	$2,088,150
Long-term capital gains	4,140,367	96,302

18

Inflation Focus Equity Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$98,614,631
Unrealized appreciation	16,309,639
Unrealized depreciation	(3,067,715)

Net unrealized appreciation	$13,241,924

Undistributed ordinary income	$152,269
Undistributed long-term capital gains	$932,167

19

Inflation Focus Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Inflation Focus Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation Focus Equity Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 18, 2014

20

Inflation Focus Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,206,927 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 32.91%, or if different, the maximum allowable under tax law.

The Series designates $5,072,534 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2013.

21

Inflation Focus Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

22

Inflation Focus Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Inflation Focus Equity Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	B. Reuben Auspitz*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.
Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
HoustonPharma (2000-2008)
Cytos Biotechnology Ltd (2012-present)

24

Inflation Focus Equity Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

25

Inflation Focus Equity Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Inflation Focus Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNIFE-12/13-AR

EMERGING MARKETS SERIES
www.manning-napier.com

Emerging Markets Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and incrementally improved economic growth prospects, primarily in the developed world, contributed to a more robust risk appetite among investors and helped to propel many equity indices to new all-time highs. While fiscal policy and lingering structural issues in a number of countries continued to act as headwinds for much of the year, the still weak global macroeconomic climate was not enough to deter the renewed and generally broad-based preference for stocks. Broadly speaking, developed market equities outperformed emerging market equities, as the MSCI Emerging Markets index actually finished the year in negative territory. That said, indices in several emerging nations, such as China and India, delivered very strong positive returns during 2013. Amid last year’s encouraging performance, valuations in markets that did well generally rose. As such, returns are likely to be much more modest going forward. In the Advisor’s view, global economic growth should remain slow during 2014, meaning that it will take time for company fundamentals to grow into current stock prices.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Emerging Markets Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth.

Performance Commentary

For the year, the MSCI Emerging Markets Index returned -2.60%. The Emerging Market Series Class S rose by 8.91% during the same time period, earning strong positive absolute returns for the year while outperforming the benchmark on a relative basis.

Broadly speaking, Emerging Markets faced a challenging environment during much of 2013. Developed markets showed relative economic strength, which precipitated an increase in interest rates and decreased the appetite for riskier Emerging Market assets. Rising interest rates also put pressure on Emerging Market fixed income markets, and capital flowed back to developed markets. Pockets of inflation emerged in certain markets and many countries remained in need of significant structural reform. Today, the Advisor believes that opportunities still exist, but Emerging Markets cannot be viewed in aggregate. Instead, investors need to identify countries with the strongest fiscal positions, a low dependence on foreign capital, and attractive valuations relative to their peers. The Advisor will continue to pursue such opportunities, with special attention being paid to companies that stand to benefit from the growth of the emerging market consumer.

Stock selection drove the Series to outperform the benchmark during the year, though sector allocation decisions also had a positive impact on relative performance. Regarding stock selection, certain investments in Industrials, Information Technology, and Telecommunication Services contributed positively to relative returns. Conversely, certain selections in Consumer Discretionary and Energy detracted from relative returns. With respect to sector allocation, a significant overweight to Health Care compared to the benchmark and an underweight to Materials aided relative returns. This was partially offset by an underweight to Information Technology compared to the benchmark, with challenged relative performance.

On a country-level, stock selection in countries including China, Korea, and Russia contributed positively to relative returns, as did a modest underweight to Turkey and an underweight to Indonesia as compared to the benchmark. However, an overweight to Brazil compared to the benchmark, an underweight to Taiwan compared to the benchmark, and stock selection in countries including South Africa and India detracted from relative returns.

Moving forward, the Advisor believes slow growth is the most likely path for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives. This means taking an active approach to identifying attractively priced investment opportunities and focusing on fundamentals.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Emerging Markets Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Emerging Markets Series - Class S3	8.91%	13.92%
Manning & Napier Fund, Inc. - Emerging Markets Series - Class I3,4	8.91%	13.92%
MSCI Emerging Markets Index[5]	-2.60%	4.60%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Emerging Markets Series Class S from its inception2 (November 16, 2011) to present (December 31, 2013) to the MSCI Emerging Markets Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Index are calculated from November 16, 2011, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 1.20% for Class S and 1.89% for Class I (annualized). The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.29% for Class S and 1.89% for Class I (annualized) for the year ended December 31, 2013.

4For periods prior to the inception of Class I on December 18, 2013, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Emerging Markets Series - Class S.

5The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of 21 emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The Index is denominated in U.S. dollars. Index returns provided by Bloomberg.

3

Emerging Markets Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013.

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13*	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD** 7/1/13-12/31/13	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,132.90	$6.45	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%
Class I
Actual	$1,000.00	$1,019.70	$0.68	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60	1.89%

*Class I inception date was December 18, 2013.

**Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period (except for the Series’ Class I Actual return information, which reflects the 13 day period ended December 31, 2013 due to its inception date of December 18, 2013). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Series’ total return would have been lower had certain expenses not been waived during the period.

4

Emerging Markets Series

Portfolio Composition as of December 31, 2013

(unaudited)

5

Emerging Markets Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 96.6%

Consumer Discretionary - 14.4%
Auto Components - 1.7%
Mando Corp. (South Korea)[1]	14,900	$1,768,356

Automobiles - 2.2%
Hyundai Motor Co. (South Korea)[1]	10,570	2,372,613

Diversified Consumer Services - 3.6%
Anhanguera Educacional Participacoes S.A. (Brazil)	602,190	3,803,171

Hotels, Restaurants & Leisure - 1.5%
Arcos Dorados Holdings, Inc., - Class A (Argentina)	133,000	1,611,960

Household Durables - 1.0%
LG Electronics, Inc. (South Korea)[1]	15,900	1,028,110

Media - 1.0%
Global Mediacom Tbk PT (Indonesia)[1]	6,490,750	1,014,408

Specialty Retail - 3.4%
Belle International Holdings Ltd. (Hong Kong)[1]	1,546,000	1,796,085
China ZhengTong Auto Services Holdings Ltd. (China)*[1]	2,884,710	1,855,034

		3,651,119

Total Consumer Discretionary		15,249,737

Consumer Staples - 9.8%
Beverages - 3.3%
AMBEV S.A. - ADR (Brazil)	212,500	1,561,875
Cia Cervecerias Unidas S.A. - ADR (Chile)	83,000	2,001,130

		3,563,005

Food & Staples Retailing - 0.9%
Raia Drogasil S.A. (Brazil)	150,000	939,705

Food Products - 4.3%
Charoen Pokphand Foods PCL (Thailand)[1]	2,674,000	2,612,785
M Dias Branco S.A. (Brazil)	46,000	1,949,772

		4,562,557

Personal Products - 1.3%
Natura Cosmeticos S.A. (Brazil)	79,000	1,385,283

Total Consumer Staples		10,450,550

Energy - 5.5%
Energy Equipment & Services - 0.9%
Anton Oilfield Services Group (China)[1]	682,000	416,615
SPT Energy Group, Inc. (China)[1]	980,000	584,129

		1,000,744

Oil, Gas & Consumable Fuels - 4.6%
Pacific Rubiales Energy Corp. (Colombia)	201,580	3,480,327

The accompanying notes are an integral part of the financial statements.

6

Emerging Markets Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Petroleo Brasileiro S.A. - ADR (Brazil)	93,700	$1,376,453

		4,856,780

Total Energy		5,857,524

Financials - 12.8%
Capital Markets - 0.3%
OSK Holdings Berhad (Malaysia)[1]	712,375	359,086

Commercial Banks - 6.5%
Hong Leong Financial Group Berhad (Malaysia)[1]	338,000	1,599,532
ICICI Bank Ltd. - ADR (India)	50,000	1,858,500
Shinhan Financial Group Co. Ltd. (South Korea)[1]	76,000	3,412,008

		6,870,040

Diversified Financial Services - 2.2%
JSE Ltd. (South Africa)[1]	271,000	2,318,096

Insurance - 1.1%
Brasil Insurance Participacoes e Administracao S.A. (Brazil)	143,000	1,106,178

Real Estate Management & Development - 2.7%
BR Malls Participacoes S.A. (Brazil)	111,000	802,183
General Shopping Brasil S.A. (Brazil)*	518,000	2,070,463

		2,872,646

Total Financials		13,526,046

Health Care - 22.0%
Biotechnology - 3.6%
Green Cross Corp. (South Korea)[1]	32,200	3,803,945

Health Care Equipment & Supplies - 5.9%
Mindray Medical International Ltd. - ADR (China)	27,120	986,083
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	3,902,000	5,280,174

		6,266,257

Health Care Providers & Services - 7.2%
Apollo Hospitals Enterprise Ltd. (India)[1]	136,770	2,092,622
Fortis Healthcare Ltd. (India)*[1]	1,170,000	1,941,959
Life Healthcare Group Holdings Ltd. (South Africa)[1]	809,000	3,231,109
Qualicorp S.A. (Brazil)*	46,000	438,699

		7,704,389

Pharmaceuticals - 5.3%
Glenmark Pharmaceuticals Ltd. (India)[1]	410,383	3,543,523
Lupin Ltd. (India)[1]	140,242	2,060,288

		5,603,811

Total Health Care		23,378,402

The accompanying notes are an integral part of the financial statements.

7

Emerging Markets Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials - 13.5%
Airlines - 4.1%
Gol Linhas Aereas Inteligentes S.A. - ADR (Brazil)*	500,000	$2,285,000
Latam Airlines Group S.A. - ADR (Chile)	126,360	2,060,932

		4,345,932

Electrical Equipment - 2.2%
Teco Electric and Machinery Co. Ltd. (Taiwan)[1]	2,052,000	2,357,287

Machinery - 4.0%
Hiwin Technologies Corp. (Taiwan)[1]	383,624	3,241,880
Sany Heavy Equipment International Holdings Co. Ltd. (China)[1]	3,248,000	1,021,508

		4,263,388

Marine - 3.2%
Precious Shipping PCL (Thailand)[1]	1,566,950	1,018,526
Sinotrans Shipping Ltd. (China)[1]	6,306,000	2,304,562

		3,323,088

Total Industrials		14,289,695

Information Technology - 9.8%
Internet Software & Services - 6.7%
Mail.ru Group Ltd. - GDR (Russia)[1]	25,400	1,132,840
Qihoo 360 Technology Co. Ltd. - ADR (China)*	13,020	1,068,291
Tencent Holdings Ltd. (China)[1]	20,000	1,280,549
Yandex N.V. - Class A - ADR (Russia)*	45,700	1,971,955
Youku Tudou, Inc. - ADR (China)*	56,800	1,721,040

		7,174,675

Semiconductors & Semiconductor Equipment - 1.7%
Samsung Electronics Co. Ltd. (South Korea)[1]	1,360	1,772,144

Software - 1.4%
Totvs S.A. (Brazil)	92,930	1,455,841

Total Information Technology		10,402,660

Materials - 3.7%
Chemicals - 1.6%
Yingde Gases Group Co. Ltd. (China)[1]	1,604,000	1,682,733

Metals & Mining - 2.1%
Impala Platinum Holdings Ltd. (South Africa)[1]	188,000	2,210,231

Total Materials		3,892,964

Telecommunication Services - 5.1%
Wireless Telecommunication Services - 5.1%
America Movil SAB de C.V. - Class L - ADR (Mexico)	146,570	3,425,341

The accompanying notes are an integral part of the financial statements.

8

Emerging Markets Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services (continued)
Wireless Telecommunication Services (continued)
MTN Group Ltd. (South Africa)[1]	94,700	$1,961,369

Total Telecommunication Services		5,386,710

TOTAL COMMON STOCKS
(Identified Cost $92,624,684)		102,434,288

SHORT-TERM INVESTMENT - 3.2%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.04%,
(Identified Cost $3,352,177)	3,352,177	3,352,177

TOTAL INVESTMENTS - 99.8%
(Identified Cost $95,976,861)		105,786,465
OTHER ASSETS, LESS LIABILITIES - 0.2%		185,815

NET ASSETS - 100%		$105,972,280

ADR - American Depository Receipt

GDR - Global Depository Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2013.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

Brazil - 18.1%; China - 17.2%; South Korea - 13.4%; India - 10.8%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Emerging Markets Series

Statement of Assets & Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $95,976,861) (Note 2)	$105,786,465
Foreign currency (identified cost $168,390)	167,481
Dividends receivable	169,360
Receivable for fund shares sold	220,766

TOTAL ASSETS	106,344,072

LIABILITIES:

Accrued foreign capital gains tax (Note 2)	103,345
Accrued management fees (Note 3)	90,333
Accrued shareholder services fees (Class S) (Note 3)	9,272
Accrued fund accounting and administration fees (Note 3)	9,046
Accrued transfer agent fees (Note 3)	4,032
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	80,661
Accrued custodian fees	37,547
Other payables and accrued expenses	37,149

TOTAL LIABILITIES	371,792

TOTAL NET ASSETS	$105,972,280

NET ASSETS CONSIST OF:

Capital stock	$92,933
Additional paid-in-capital	94,619,969
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	1,554,646
Net unrealized appreciation on investments (net of foreign capital gains tax of $103,345), foreign currency and translation of other assets and liabilities	9,704,732

TOTAL NET ASSETS	$105,972,280

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE -Class S ($104,884,034/ 9,197,896 shares)	$11.40

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE -Class I ($1,088,246/ 95,426 shares)	$11.40

The accompanying notes are an integral part of the financial statements.

10

Emerging Markets Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $234,650)	$1,704,312

EXPENSES:

Management fees (Note 3)	968,492
Fund accounting and administration fees (Note 3)	39,745
Transfer agent fees (Note 3)	15,506
Shareholder services fees (Class S)(Note 3)	9,272
Chief Compliance Officer service fees (Note 3)	2,407
Directors’ fees (Note 3)	1,930
Custodian fees	119,125
Miscellaneous	110,760

Total Expenses	1,267,237
Less reduction of expenses (Note 3)	(93,546)

Net Expenses	1,173,691

NET INVESTMENT INCOME	530,621

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $329,302)	11,072,519
Foreign currency and translation of other assets and liabilities	(152,111)

10,920,408

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $520,693)	(2,806,062)
Foreign currency and translation of other assets and liabilities	(3,222)

(2,809,284)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	8,111,124

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,641,745

The accompanying notes are an integral part of the financial statements.

11

Emerging Markets Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$530,621	$343,149
Net realized gain (loss) on investments and foreign currency	10,920,408	3,936,183
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,809,284)	13,482,230

Net increase from operations	8,641,745	17,761,562

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(155,200)	(208,190)
From net realized gain on investments (Class S)	(10,343,020)	(3,291,467)

Total distributions to shareholders	(10,498,220)	(3,499,657)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	12,575,523	2,876,916

Net increase in net assets	10,719,048	17,138,821

NET ASSETS:

Beginning of year	95,253,232	78,114,411

End of year (including undistributed net investment income of $0 and $0, respectively)	$105,972,280	$95,253,232

The accompanying notes are an integral part of the financial statements.

12

Emerging Markets Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED		FOR THE PERIOD
	12/31/13	12/31/12	11/16/11[1] TO 12/31/11
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$11.64	$9.85	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.06	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.95	2.20	(0.15)

Total from investment operations	1.01	2.24	(0.14)

Less distributions to shareholders:
From net investment income	(0.02)	(0.03)	(0.01)
From net realized gain on investments	(1.23)	(0.42)	—

Total distributions to shareholders	(1.25)	(0.45)	(0.01)

Net asset value - End of period	$11.40	$11.64	$9.85

Net assets - End of period (000’s omitted)	$104,884	$95,253	$78,114

Total return[3]	8.91%	22.77%	(1.37%)
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.20%	1.20%	1.20%[4]
Net investment income	0.54%	0.39%	0.86%[4]
Portfolio turnover	44%	40%	0%

*Effective December 18, 2013, the shares of the Series have been designated as Class S.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:

	0.09%	N/A	N/A

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

13

Emerging Markets Series

Financial Highlights - Class I

FOR THE PERIOD 12/18/13[1] TO 12/31/13
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$11.18

Income (loss) from investment operations:
Net investment income[2]	0.01
Net realized and unrealized gain (loss) on investments	0.21

Total from investment operations	0.22

Net asset value - End of period	$11.40

Net assets - End of period (000’s omitted)	$1,088

Total return[3]	1.97%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.89%[4]
Net investment income	4.91%[4,5]
Portfolio turnover	44%

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the period indicated. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

4Annualized.

5The annualized net investment income ratio may not be indicative of operating results for a full year.

The accompanying notes are an integral part of the financial statements.

14

Emerging Markets Series

Notes to Financial Statements

1.	Organization

Emerging Markets Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. Effective December 18, 2013, the Class A shares of the Series have been redesignated as Class S shares and the Series issued Class I shares. Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 100 million have been designated as Emerging Markets Series Class S common stock, and 100 million have been designated as Emerging Markets Series Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,

15

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$15,249,737	$5,415,131	$9,834,606	$—
Consumer Staples	10,450,550	7,837,765	2,612,785	—
Energy	5,857,524	4,856,780	1,000,744	—
Financials	13,526,046	5,837,324	7,688,722	—
Health Care	23,378,402	1,424,782	21,953,620	—
Industrials	14,289,695	4,345,932	9,943,763	—
Information Technology	10,402,660	6,217,127	4,185,533	—
Materials	3,892,964	—	3,892,964	—
Telecommunication Services	5,386,710	3,425,341	1,961,369	—
Mutual funds	3,352,177	3,352,177	—	—

Total assets	$105,786,465	$42,712,359	$63,074,106	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and

16

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. As of December 31, 2013, no investments in forward foreign currency exchange contracts were held by the Series.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2011 and the years ended December 31, 2012 and December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

17

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets. Prior to December 18, 2013, this fee was 1.00% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Effective December 18, 2013, the Advisor has contractually agreed, until at least April 30, 2015, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.90% of average daily net assets. Prior to December 18, 2013, the advisor had contractually agreed to waive its fee and, if necessary, pay other operating expenses of the series in order to maintain total direct annual fund operating expenses for the Series at no more than 1.20% of average daily net assets. Accordingly, the Advisor voluntarily waived fees of $93,546 for the year ended December 31, 2013, which is included as a reduction of expenses on the statement of operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

18

Emerging Markets Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $44,008,568 and $40,795,258, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Emerging Markets Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,122,036	$13,241,115	786,473	$8,680,541
Reinvested	923,766	10,334,763	304,792	3,462,433
Repurchased	(1,032,246)	(12,080,706)	(835,935)	(9,266,058)

Total	1,013,556	$11,495,172	255,330	$2,876,916

CLASS I:	FOR THE PERIOD 12/18/13 (COMMENCEMENT OF OPERATIONS) TO 12/31/13
	SHARES	AMOUNT
Sold	95,447	$1,080,589
Reinvested	—	—
Repurchased	(21)	(238)

Total	95,426	$1,080,351

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter

19

Emerging Markets Series

Notes to Financial Statements (continued)

6.	Financial Instruments (continued)

derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2013, $375,421 was reclassified within the capital accounts to Accumulated Net Realized Gain on Investments from Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/13	FOR THE YEAR ENDED 12/31/12
Ordinary income	$2,519,784	$3,478,088
Long-term capital gains	7,978,436	21,569

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$95,976,861
Unrealized appreciation	14,811,624
Unrealized depreciation	(5,002,020)

Net unrealized appreciation	$9,809,604

Undistributed long-term gains	$1,554,646

20

Emerging Markets Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Emerging Markets Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

New York, New York

February 18, 2014

21

Emerging Markets Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $817,302 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2013. The Series had $1,920,123 in foreign source income and paid foreign taxes of $502,426.

The Series designates $9,533,082 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2013.

22

Emerging Markets Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

23

Emerging Markets Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

Emerging Markets Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
MPM Bio-equities (2000-2009)
GMP Companies (2000-2011)
HoustonPharma (2000-2008)
Cytos Biotechnology Ltd (2012-present)

25

Emerging Markets Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

26

Emerging Markets Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

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29

Emerging Markets Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEMS-12/13-AR

STRATEGIC INCOME CONSERVATIVE SERIES
STRATEGIC INCOME MODERATE SERIES
www.manning-napier.com

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and improved growth prospects in the developed world drove many equity indices to all-time highs. While fiscal policy, particularly in the U.S. and several emerging markets, acted as a headwind for much of the year, investors remained confident and drove multiples higher. Broadly speaking, developed market equities outperformed emerging market equities, as the MSCI Emerging Markets index actually finished the year in negative territory. However, fixed income markets did not fare nearly as well over the course of the year. As growth prospects in developed economies looked up and talk of the U.S. Federal Reserve tapering its asset purchases grew louder — ultimately resulting in the announcement of the long-awaited taper in December — yields rose steadily. This resulted in global bond markets struggling during 2013. As an active investment manager, the Advisor will continue to seek out fundamentally sound investment opportunities at attractive valuations. Moving forward, the Advisor believes that slow economic growth remains the most likely scenario and that an active approach to investment management will be the key to navigating a challenging environment.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Fund Commentary

(unaudited)

Investment Objective

Moderate: To manage against capital risk while generating income and pursuing long-term capital growth.

Conservative: Primarily to manage against capital risk and generate income, with the pursuit of long-term capital growth as a secondary objective.

Performance Commentary

Both the Strategic Income Conservative Series and the Moderate Series generated positive absolute returns during 2013. The Conservative Series Class S returned 4.96% and outperformed its blended benchmark for the 12-month period. The Moderate Series Class S returned 11.49% over the same time period, but trailed its blended benchmark.

For the year, the aggregate impact of sector allocation decisions and overall fixed income positioning contributed positively to relative returns, while stock selection challenged relative performance. Regarding sector allocation, an underweight to Financials and overweight to Health Care and Information Technology compared to the benchmark aided relative returns. Conversely, an underweight to Materials compared to the benchmark detracted from relative returns. With respect to stock selection, certain investments in Financials, Consumer Staples, and Consumer Discretionary challenged relative returns. The negative impact of those selections was partially offset by certain investments in Industrials and Telecommunication Services, which contributed positively to relative returns.

Rising interest rates presented a challenging environment for fixed income investors. This was reflected in fixed income returns throughout the year. Though most sectors appeared to stabilize in the latter half of the year, a precipitous fall that began in early May and lasted into September in most sectors of the market proved too high a hurdle to overcome. Moving forward, the Advisor will focus on short-to-intermediate term investments in an effort to reduce the Series’ sensitivity to rising interest rates. It is probable that the Advisor will also look to rotate into higher quality issuances.

Regarding the Series’ equity exposure, the Advisor will continue to focus on high quality businesses that trade at attractive valuations. In particular, the Advisor looks for companies that pay attractive dividends, and may have the financial capacity to grow their dividend in the future. Certain fundamental characteristics, such as free cash flow generation and balance sheet positioning, provide insight into a company’s ability to do this. Additionally, the Advisor believes that equity investment opportunities in the Real Estate sector can also provide attractive yield and capital appreciation potential in today’s environment.

The Advisor believes slow growth is the most likely path forward for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. Nevertheless, the potential for interest rates to continue to rise presents a significant challenge to investors in search of income. Though higher interest rates may ultimately result in a reliable source of yield in the fixed income space, today rising interest rates threaten investors’ principal investment. As a result, investors in need of income must look to less traditional sources. In such an environment, the Advisor believes that an active approach to investment management is necessary to take advantage of opportunities where they exist while simultaneously managing risk. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

2

Fund Commentary

(unaudited)

Performance Commentary (continued)

All investments involve risks, including possible loss of principal. An investment in the Strategic Income Moderate Series will fluctuate in response to stock market movements and changes in interest rates. Because the Series invests in a combination of other affiliated funds, it is subject to asset allocation risk as well as the risks associated with each underlying fund’s investment portfolio. These may include the risk that dividends may be discontinued or decreased; risks related to the direct ownership of real estate (including REITs) such as interest rate risk, liquidity risk, and changes in property value, among others; foreign investment risk, including fluctuating currency values, different accounting standards, and economic and political instability, as well as the risk that investments in emerging markets may be more volatile than investments in developed markets; issuer-specific risk; and the increased default risk associated with higher-yielding, lower-rated securities. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise.

All investments involve risks, including possible loss of principal. An investment in the Strategic Income Conservative Series will fluctuate in response to stock market movements and changes in interest rates. Because the Series invests in a combination of other affiliated funds, it is subject to asset allocation risk as well as the risks associated with each underlying fund’s investment portfolio. These may include the risk that dividends may be discontinued or decreased; risks related to the direct ownership of real estate (including REITs) such as interest rate risk, liquidity risk, and changes in property value, among others; issuer-specific risk; and the increased default risk associated with higher-yielding, lower-rated securities. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise.

3

Performance Update - Strategic Income Conservative Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class S3	4.96%	5.74%
Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class I3	5.28%	5.95%
Barclays U.S. Intermediate Aggregate Bond Index[4]	-1.02%	-0.30%
20/10/70 Blended Index[5]	4.39%	4.31%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class S from its inception2 (8/1/12) to present (12/31/13) to the Barclays U.S. Intermediate Aggregate Bond Index and the 20/10/70 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from August 1, 2012, the Series’ inception date. The Barclays U.S. Intermediate Aggregate Bond Index, a component of the Strategic Income Conservative Series Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from July 31, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 0.30% for Class S and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.53% for Class S and 1.28% for Class I for the year ended December 31, 2013.

4The Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The 20/10/70 Blended Index is represented by 20% Russell 1000® Value Index (Russell 1000 Value), 10% MSCI U.S. Real Estate Investment Trust (REIT) Index, and 70% Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index. Russell 1000 Value is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted, market capitalization-weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investment Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. The unmanaged BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index is a market value-weighted measure that represents U.S government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the U.S. but who have issued dollar-denominated securities within the U.S. The Index only includes investment-grade securities with maturities of greater than one year.

4

Performance Update - Strategic Income Conservative Series

(unaudited)

Index returns assume reinvestment of coupons. Index returns provided by Bloomberg. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

5

Performance Update - Strategic Income Moderate Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class S3	11.49%	10.43%
Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class I3	11.73%	10.64%
Barclays U.S. Aggregate Bond Index[4]	-2.03%	-1.14%
38/12/50 Blended Index[5]	10.42%	9.42%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class S from its inception2 (8/1/12) to present (12/31/13) to the Barclays U.S. Aggregate Bond Index and the 38/12/50 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from August 1, 2012, the Series’ inception date. The Barclays U.S. Aggregate Bond Index, a component of the Strategic Income Moderate Series Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from July 31, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2013, this net expense ratio was 0.30% for Class S and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 2.12% for Class S and 1.87% for Class I for the year ended December 31, 2013.

4The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The 38/12/50 Blended Index is represented by 38% Russell 1000® Value Index (Russell 1000 Value), 12% MSCI U.S. Real Estate Investment Trust (REIT) Index, and 50% Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index. Russell 1000 Value is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Index returns provided by Bloomberg. The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted, market capitalization-weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investment Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. The unmanaged BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index is a market value-weighted measure that represents U.S government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the U.S. but who have issued dollar-denominated securities within the U.S. The Index only includes investment-grade securities with maturities of greater than one year.

6

Performance Update - Strategic Income Moderate Series

(unaudited)

Index returns assume reinvestment of coupons. Index returns provided by Bloomberg. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

7

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The Actual lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a Class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD 7/1/13-12/31/13	ANNUALIZED EXPENSE RATIO[1,2]
Strategic Income Conservative Series
Actual (Class S)	$1,000.00	$1,038.20	$1.54	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class I)	$1,000.00	$1,040.40	$0.26	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD 7/1/13-12/31/13	ANNUALIZED EXPENSE RATIO[1,2]
Strategic Income Moderate Series
Actual (Class S)	$1,000.00	$1,061.20	$1.56	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%
Actual (Class I)	$1,000.00	$1,061.50	$0.26	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

1Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

2Expenses are equal to the Class’ annualized expense ratio (for the six month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

8

Portfolio Composition as of December 31, 2013 - Asset Allocation1

(unaudited)

9

Statements of Assets and Liabilities

December 31, 2013

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
ASSETS:
Manning & Napier Core Plus Bond Series
- Class I (909,532 shares and 372,754 shares, respectively)	$8,804,272	$3,608,259
Manning & Napier Dividend Focus Series
- Class I (176,603 shares and 191,706 shares, respectively)	2,763,838	3,000,201
Manning & Napier Emerging Markets Series
- Class I (20,296 shares)	—	231,379
Manning & Napier High Yield Bond Series
- Class I (27,211 shares and 42,130 shares, respectively)	260,949	404,031
Manning & Napier Inflation Focus Equity Series
- Class I (13,491 shares)	—	161,617
Manning & Napier Real Estate Series
- Class I (138,075 shares and 86,732 shares, respectively)	1,129,453	709,470

Total investments in Underlying Series:
At value*	12,958,512	8,114,957
Receivable from Advisor (Note 3)	10,135	8,969
Receivable for shares of Underlying Series sold	16,011	4,011
Receivable for fund shares sold	—	158,500

TOTAL ASSETS	12,984,658	8,286,437

LIABILITIES:

Accrued fund accounting and administration fees (Note 3)	8,537	8,365
Accrued shareholder services fees (Class S) (Note 3)	1,923	1,337
Accrued transfer agent fees (Note 3)	971	937
Accrued Chief Compliance Officer service fees (Note 3)	407	407
Payable for shares of Underlying Series purchased	—	158,500
Payable for fund shares repurchased	12,000	—
Audit fees payable	11,055	11,055
Printing fees payable	3,758	3,823
Other payables and accrued expenses	6,303	6,511

TOTAL LIABILITIES	44,954	190,935

TOTAL NET ASSETS	$12,939,704	$8,095,502

NET ASSETS CONSIST OF:
Capital stock	12,633	7,499
Additional paid-in-capital	12,842,984	7,864,104
Accumulated net realized gain on Underlying Series	260,880	250,921
Net unrealized appreciation (depreciation) on Underlying Series	(176,793)	(27,022)

TOTAL NET ASSETS	$12,939,704	$8,095,502

Class S
Net Assets	$8,927,155	$6,722,236
Shares Outstanding	871,494	622,691
Net Asset Value, Offering Price, and Redemption Price per share	$10.24	$10.80
Class I
Net Assets	$4,012,549	$1,373,266
Shares Outstanding	391,845	127,184
Net Asset Value, Offering Price, and Redemption Price per share	$10.24	$10.80

*At identified cost	$13,135,305	$8,141,979

The accompanying notes are an integral part of the financial statements.

10

Statements of Operations

For the Year Ended December 31, 2013

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
INVESTMENT INCOME:
Income distributions from Underlying Series	$318,138	$181,158

EXPENSES:
Fund accounting and administration fees (Note 3)	40,019	40,010
Shareholder services fees (Class S)(Note 3)	13,758	12,338
Transfer agent fees (Note 3)	3,636	3,564
Chief Compliance Officer service fees (Note 3)	2,422	2,422
Directors’ fees (Note 3)	137	111
Registration and filing fees	19,983	21,467
Audit fees	17,570	17,570
Printing fees	6,274	5,349
Custodian fees	3,141	4,085
Miscellaneous	4,815	4,226

Total Expenses	111,755	111,142
Less reduction of expenses (Note 3)	(94,182)	(96,158)

Net Expenses	17,573	14,984

NET INVESTMENT INCOME	300,565	166,174

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized gain (loss) on Underlying Series	(133,230)	62,785
Distributions of realized gains from Underlying Series	409,612	260,752
Net change in unrealized appreciation (depreciation) on Underlying Series	(135,214)	14,728

NET REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES	141,168	338,265

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$441,733	$504,439

The accompanying notes are an integral part of the financial statements.

11

Statements of Changes in Net Assets

	STRATEGIC INCOME CONSERVATIVE SERIES		STRATEGIC INCOME MODERATE SERIES
	FOR THE YEAR ENDED 12/31/13	FOR THE PERIOD 8/1/12[1] TO 12/31/12	FOR THE YEAR ENDED 12/31/13	FOR THE PERIOD 8/1/12[1] TO 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$300,565	$30,964	$166,174	$32,446
Net realized gain (loss) on Underlying Series	(133,230)	(57)	62,785	60
Distributions of realized gains from Underlying Series	409,612	30,420	260,752	32,732
Net change in unrealized appreciation (depreciation) on underlying series	(135,214)	(41,579)	14,728	(41,750)

Net increase from operations	441,733	19,748	504,439	23,488

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(216,413)	(35,255)	(164,939)	(40,601)
From net investment income (Class I)	(99,289)	(1,223)	(20,791)	(1,301)
From net realized gain on investments (Class S)	(16,892)	(559)	(66,164)	(865)
From net realized gain on investments (Class I)	(7,748)	(15)	(9,344)	(23)

Total distributions to shareholders	(340,342)	(37,052)	(261,238)	(42,790)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 6)	10,671,685	2,183,932	5,780,465	2,091,138

Net increase in net assets	10,773,076	2,166,628	6,023,666	2,071,836

NET ASSETS:

Beginning of period	2,166,628	—	2,071,836	—

End of period (including distributions in excess of net investment income of $0, $0, $0 and $0, respectively)	$12,939,704	$2,166,628	$8,095,502	$2,071,836

[1] Commencement of operations.

The accompanying notes are an integral part of the financial statements.

12

Financial Highlights

	FOR THE YEAR ENDED	FOR THE PERIOD
STRATEGIC INCOME CONSERVATIVE SERIES CLASS S	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.07	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.39	0.30
Net realized and unrealized gain (loss) on underlying series	0.10	0.01

Total from investment operations	0.49	0.31

Less distributions to shareholders:
From net investment income	(0.30)	(0.24)
From net realized gain on investments	(0.02)	(0.00)[3]

Total distributions to shareholders	(0.32)	(0.24)

Net asset value - End of period	$10.24	$10.07

Net assets - End of period (000’s omitted)	$8,927	$2,115

Total return[4]	4.96%	3.12%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[5]	0.30%[6,7]
Net investment income[8]	3.84%	2.95%

Series portfolio turnover[9]	116%	5%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

	1.23%[5]	10.89%[6,7,10]

STRATEGIC INCOME CONSERVATIVE SERIES CLASS I	FOR THE YEAR ENDED 12/31/13	FOR THE PERIOD 8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.06	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.43	0.22
Net realized and unrealized gain (loss) on underlying series	0.09	0.08

Total from investment operations	0.52	0.30

Less distributions to shareholders:
From net investment income	(0.32)	(0.24)
From net realized gain on investments	(0.02)	(0.00)[3]

Total distributions to shareholders	(0.34)	(0.24)

Net asset value - End of period	$10.24	$10.06

Net assets - End of period (000’s omitted)	$4,013	$52

Total return[4]	5.28%	3.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[5]	0.05%[6,7]
Net investment income[8]	4.19%	2.15%

Series portfolio turnover[9]	116%	5%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amount:

	1.23%[5]	27.14%[6,7,10]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than ($0.01) per share.

4Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.64%.

6Annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.71%.

8Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invests.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

13

Financial Highlights

STRATEGIC INCOME MODERATE SERIES CLASS S	FOR THE YEAR ENDED 12/31/13	FOR THE PERIOD 8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.07	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.32	0.30
Net realized and unrealized gain (loss) on underlying series	0.82	0.02

Total from investment operations	1.14	0.32

Less distributions to shareholders:
From net investment income	(0.30)	(0.25)
From net realized gain on investments	(0.11)	(0.00)[3]

Total distributions to shareholders	(0.41)	(0.25)

Net asset value - End of period	$10.80	$10.07

Net assets - End of period (000’s omitted)	$6,722	$2,019

Total return[4]	11.49%	3.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[5]	0.30%[6,7]
Net investment income[8]	2.99%	2.92%

Series portfolio turnover[9]	78%	7%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to averagenet assets) would have been increased by the following amount:

	1.82%[5]	10.28%[6,7,10]

STRATEGIC INCOME MODERATE SERIES CLASS I	FOR THE YEAR ENDED 12/31/13	FOR THE PERIOD 8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.07	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.55	0.22
Net realized and unrealized gain (loss) on underlying series	0.62	0.10

Total from investment operations	1.17	0.32

Less distributions to shareholders:
From net investment income	(0.33)	(0.25)
From net realized gain on investments	(0.11)	(0.00)[3]

Total distributions to shareholders	(0.44)	(0.25)

Net asset value - End of period	$10.80	$10.07

Net assets - End of period (000’s omitted)	$1,373	$53

Total return[4]	11.73%	3.29%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[5]	0.05%[6,7]
Net investment income[8]	5.17%	2.16%

Series portfolio turnover[9]	78%	7%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to averagenet assets) would have been increased by the following amount:

	1.82%[5]	27.25%[6,7,10]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than ($0.01) per share.

4Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

5Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.65%.

6Annualized.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.70%.

8Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invests.

9Reflects activity of the Series and does not include the activity of the Underlying Series.

10The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

14

Notes to Financial Statements

1.	Organization

Strategic Income Conservative Series and Strategic Income Moderate Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Strategic Income Conservative Series’ investment objective is to manage against capital risk and generate income with a secondary goal of pursuing long-term capital growth. Strategic Income Moderate Series’ investment objective is to manage against capital risk while generating income and pursuing long-term capital growth.

Each Series seeks to achieve its investment objective by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”). As of December 31, 2013, the Underlying Series include the Core Plus Bond Series, the Dividend Focus Series, the High Yield Bond Series and the Real Estate Series of the Fund for Strategic Income Conservative, and the Core Plus Bond Series, the Dividend Focus Series, the Emerging Markets Series, the High Yield Bond Series, the Inflation Focus Equity Series and the Real Estate Series of the Fund for Strategic Income Moderate. The financial statements of the Underlying Series, which are available at www.manning-napier.com, should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue two classes of shares (Class S and I). Each class of shares is substantially the same, except that Class S shares bear a shareholder services fee.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 100 million have been designated in each of the Series for Class S common stock and 100 million have been designated in each of the Series for Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds,

15

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

	STRATEGIC INCOME CONSERVATIVE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$12,958,512	$12,958,512	$—	$—

Total assets:	$12,958,512	$12,958,512	$—	$—

	STRATEGIC INCOME MODERATE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$8,114,957	$8,114,957	$—	$—

Total assets:	$8,114,957	$8,114,957	$—	$—

There were no Level 2 or Level 3 securities held by either of the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class. Expenses included in the accompanying statements of operations do not include any expense of the Underlying Series.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

16

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

At December 31, 2013, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. As the commencement of operations of the Series was August 1, 2012, the statute of limitations remains open for the period ended December 31, 2012 and the year ended December 31, 2013. The Series are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/ repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

17

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder service plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client services, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has contractually agreed, until at least April 30, 2015, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of each class’ shareholder services fee, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended December 31, 2013, the Advisor reimbursed expenses of $94,182 for Strategic Income Conservative Series and $96,158 for Strategic Income Moderate Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been waved or reimbursed in prior years.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The fee rates for these Series are as follows: An annual fee related to fund accounting and administration of 0.0025% of the average daily net assets with an annual base fee of $40,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain cusip-based and out-of-pocket expenses are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Strategic Income Conservative Series	$19,921,333	$8,857,240
Strategic Income Moderate Series	$10,311,187	$4,100,902

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers during the year ended December 31, 2013 is set forth below:

STRATEGIC INCOME CONSERVATIVE SERIES	VALUE AT 12/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/13	SHARES HELD AT 12/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS)
Manning & Napier Core Bond Series
- Class I	$1,383,430	$6,605,026	$7,861,182	$—	—	$103,055	$(139,291)
Manning & Napier Core Plus Bond Series
- Class I	—	9,186,585	198,692	8,804,272	909,532	118,747	163,946

18

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

STRATEGIC INCOME CONSERVATIVE SERIES	VALUE AT 12/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/13	SHARES HELD AT 12/31/13	DIVIDEND INCOME	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS)
Manning & Napier Dividend Focus Series
- Class I	439,596	2,314,091	247,241	2,763,838	176,603	46,123	78,461
Manning & Napier High Yield Bond Series
- Class I	128,059	644,223	499,489	260,949	27,211	21,395	627
Manning & Napier Real Estate Series
- Class I	211,779	1,171,407	50,636	1,129,453	138,075	28,818	172,639

	$2,162,864	$19,921,332	$8,857,240	$12,958,512		$318,138	$276,382

STRATEGIC INCOME MODERATE SERIES	VALUE AT 12/31/12	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/13	SHARES HELD AT 12/31/13	DIVIDEND INCOME 1/1/13 THROUGH 12/31/13	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS) 1/1/13 THROUGH 12/31/13
Manning & Napier Core Bond Series
- Class I	$658,392	$1,337,296	$1,927,080	$—	—	$34,182	$(78,540)
Manning & Napier Core Bond Plus Series
- Class I	—	4,025,400	347,316	3,608,259	372,754	45,122	65,752
Manning & Napier Dividend Focus Series
- Class I	944,919	2,873,577	1,193,344	3,000,201	191,706	62,499	206,424
Manning & Napier Emerging Markets Series
- Class I*	—	268,360	23,154	231,379	20,296	325	20,855
Manning & Napier High Yield Bond Series
- Class I	162,360	476,182	220,330	404,031	42,130	22,144	6,425
Manning & Napier Inflation Focus Equity Series
- Class I	—	178,907	15,436	161,617	13,491	289	7,240
Manning & Napier Real Estate Series
- Class I	302,382	910,573	374,242	709,470	86,732	16,597	95,381

	$2,068,053	$10,070,295	$4,100,902	$8,114,957		$181,158	$323,537

* On December 26, 2013, 19,875.56 shares of Manning and Napier Emerging Markets Series - Class S with a value of $240,892 were exchanged for shares of Manning and Napier Emerging Markets Series – Class I in a one for one exchange.

19

Notes to Financial Statements (continued)

6.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares were:

STRATEGIC INCOME CONSERVATIVE SERIES:	FOR THE YEAR ENDED 12/31/13		FOR THE PERIOD 8/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12		FOR THE YEAR ENDED 12/31/13		FOR THE PERIOD 8/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
	CLASS S		CLASS S		CLASS I		CLASS I
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	688,830	$7,022,823	206,735	$2,099,291	379,867	$3,864,714	5,000	$50,000
Reinvested	22,098	224,985	3,329	33,402	10,515	107,037	123	1,239
Repurchased	(49,498)	(509,931)	—	—	(3,660)	(37,943)	—	—

Total	661,430	$6,737,877	210,064	$2,132,693	386,722	$3,933,808	5,123	$51,239

STRATEGIC INCOME MODERATE SERIES:	FOR THE YEAR ENDED 12/31/13		FOR THE PERIOD 8/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12		FOR THE YEAR ENDED 12/31/13		FOR THE PERIOD 8/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
	CLASS S		CLASS S		CLASS I		CLASS I
	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS	SHARES	AMOUNTS
Sold	499,715	$5,332,565	196,369	$1,996,999	119,105	$1,262,534	5,133	$51,350
Reinvested	20,543	218,943	4,118	41,466	2,815	30,134	131	1,323
Repurchased	(98,054)	(1,063,711)	—	—	—	—	—	—

Total	422,204	$4,487,797	200,487	$2,038,465	121,920	$1,292,668	5,264	$52,673

At December 31, 2013, one shareholder account owned 121,477 shares of the Strategic Income Moderate Series (16.21% of the shares outstanding) valued at $1,311,952. Investment activities of this shareholder may have a material effect on the Series.

7.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Underlying Series to close out their position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Underlying Series as of December 31, 2013.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of the timing of the recognition of net investment income, or gains and losses, including losses deferred due to wash sales and distributions from the Underlying Series. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2013, $15,137 and $19,556 was reclassified within the Strategic Income Conservative Series and Strategic Income Moderate Series capital accounts, respectively, from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid for the years ended December 31, 2013 and December 31, 2012 was as follows:

20

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

	FOR THE YEAR ENDED 12/31/13		FOR THE YEAR ENDED 12/31/12
	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
Ordinary income	$315,563	$212,389	$36,660	$42,145
Long-term capital gain	24,779	48,849	392	645

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
Cost for federal income tax purposes	$13,144,762	$8,154,185
Unrealized appreciation	223,259	209,399
Unrealized depreciation	(409,509)	(248,627)

Net unrealized appreciation (depreciation)	$(186,250)	$(39,228)

Undistributed ordinary income	—	$44,042
Undistributed long-term capital gains	$270,338	$219,085

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of –Strategic Income Conservative Series and Strategic Income Moderate Series:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Income Conservative Series and Strategic Income Moderate Series (each a series of Manning & Napier Fund, Inc. hereafter collectively referred to as the “Series”) at December 31, 2013, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period August 1, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

New York, New York

February 18, 2014

22

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Strategic Income Conservative Series	$61,452
Strategic Income Moderate Series	73,803

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Strategic Income Conservative Series	14.50%
Strategic Income Moderate Series	21.79%

The Series designates Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2013 as follows:

Series	Long-Term Cap Gain Designation
Strategic Income Conservative Series	$295,117
Strategic Income Moderate Series	$267,934

23

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

24

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:

Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc.

Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	68
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-2014)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2011)

HoustonPharma (2000-2008)

Cytos Biotechnology Ltd (2012-present)

26

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

27

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	47
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

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29

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNLFS-12/13-AR

GLOBAL FIXED INCOME SERIES
www.manning-napier.com

Global Fixed Income Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Global equity markets delivered strong absolute returns during 2013, as loose monetary policy and improved economic data drove many equity indices to all-time highs. However, fixed income markets did not fare nearly as well over the course of the year. As growth prospects in developed economies looked up and talk of the U.S. Federal Reserve tapering its asset purchases grew louder — ultimately resulting in the announcement of the long-awaited taper in December — yields rose steadily. This resulted in global bond markets struggling during 2013. As an active investment manager, the Advisor focused on identifying investments that could generate positive absolute returns, despite the challenging environment for fixed income securities. Moving forward, the Advisor believes that slow economic growth remains the most likely scenario.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Global Fixed Income Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing principally in fixed income securities of issuers located anywhere in the world. This Series provides access to a diversified portfolio of developed and emerging market bonds primarily consisting of government debt and investment grade corporate debt, bank debt, securitized/collateralized instruments, and money market securities. A substantial portion of its assets may be in high-yield, high-risk bonds. At least 40% of the portfolio will be invested in non-U.S. securities.

Performance Commentary

Global bond markets struggled during 2013 as investors showed a preference for risk assets through the year. The Bank of America Merrill Lynch Global Broad Market Index returned -2.65% during the twelve-month period. Over the same timeframe, the Global Fixed Income Series Class S held up better than its benchmark index, returning -0.46%.

Against a backdrop of incrementally stronger economic growth prospects, developed market economies saw their interest rates rise during 2013. There was a notable uptick in rates following the initial discussion of tapering by the U.S. Federal Reserve in May, and generally speaking, that upward trend continued through the end of the year. Japan was the exception, as its 10-year bond yield fell following a spike in May and ended the year below where it began. Elsewhere, interest rates were something of a mixed bag. Countries in the Eurozone periphery saw their interest rates fall, while emerging market countries including China, India, Brazil, and Mexico saw their interest rates rise.

At year-end, the Series was most heavily weighted to U.S. dollar denominated securities. Given the general uptick in interest rates in developed economies last year, the sizable allocation to U.S. securities represented a headwind to portfolio absolute returns. From a relative performance perspective, however, the portfolio’s exposure to high yield securities helped the portfolio outperform the benchmark as high yield bonds generally outperformed investment grade securities during the year. Additionally, relative to the benchmark the Series had a shorter average duration, reflecting the Advisor’s preference for the shorter end of the yield curve. Positioning the portfolio in such a way should help to dampen volatility traditionally associated with movements in interest rates. With respect to portfolio positioning in non-U.S. securities, the Series ended the year overweight relative to the benchmark to countries including Italy, Spain, Korea, and Mexico, but underweight compared to the benchmark to other countries such as Japan.

The Advisor believes slow growth is the most likely path forward for the global economy. While it is possible that growth could be stronger than expected, several headwinds still exist. Nevertheless, the potential for interest rates to continue to rise presents a significant challenge to fixed income investors. In such an environment, the Advisor believes that an active approach to investment management is necessary to take advantage of opportunities where they exist while simultaneously managing risk. No matter the environment, the Advisor remains committed to helping its clients generate the absolute returns needed to achieve their long-term investment objectives.

Please see the next page for additional performance information as of December 31, 2013.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Additionally, funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

Global Fixed Income Series

Performance Update as of December 31, 2013

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2013
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Global Fixed Income Series - Class S3,4	-0.46%	0.35%
Manning & Napier Fund, Inc. - Global Fixed Income Series - Class I3	-0.32%	0.50%
Bank of America (BofA) Merrill Lynch Global Broad Market Index[5]	-2.65%	-2.50%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Global Fixed Income Series - Class I from its inception2 (October 1, 2012) to present (December 31, 2013) to the BofA Merrill Lynch Global Broad Market Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from October 1, 2012, the Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the period ended December 31, 2013, this net expense ratio was 0.85% for Class S (annualized) and 0.70% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.85% for Class S (annualized) and 0.81% for Class I for the period ended December 31, 2013.

4For periods prior to April 1, 2013 (the inception date of Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares charges and expenses.

5The Bank of America (BofA) Merrill Lynch Global Broad Market Index is a capitalization-weighted index that tracks the performance of publicly issued debt in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. The Index is rebalanced on the last calendar day of each month and only includes investment-grade securities with maturities of at least one year and a fixed coupon schedule. Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Global Fixed Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The Actual lines of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the Hypothetical line for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE 7/1/13	ENDING ACCOUNT VALUE 12/31/13	EXPENSES PAID DURING PERIOD* 7/1/13-12/31/13	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,043.30	$4.38	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000.00	$1,022.23	$3.57	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data for Class I and 274 days for Class S (commencement of operations was April 1, 2013). The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Global Fixed Income Series

Portfolio Composition as of December 31, 2013

(unaudited)

Country Allocation[1]

Cash, mutual fund, short-term investment, and other assets, less liabilities - 5.5%
Miscellaneous[2] - 1.1%
Australia - 2.3%
Brazil - 1.4%
Canada - 5.7%
Germany - 1.1%
Ireland - 2.2%
Italy - 9.2%
Japan - 2.2%
Malaysia - 1.2%
Mexico - 6.7%
Portugal - 2.8%
Singapore - 1.6%
South Korea - 3.4%
Spain - 9.2%
United Kingdom - 7.7%
United States - 36.7%

[1]As a percentage of net assets
[2]Miscellaneous
- Chile 0.6%
- Netherlands 0.2%
- Russia 0.3%
- France 0.0%[3]

[3]Less than 0.1%

Credit Quality Ratings[4,5]

Unrated investments - 1.4%
A - 7.7%
Aa - 11.7%
Aaa - 11.6%
B - 2.8%
Ba - 9.1%
Baa - 55.7%

5

Global Fixed Income Series

Investment Portfolio - December 31, 2013

	CREDIT RATING [1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS - 47.0%

Non-Convertible Corporate Bonds - 47.0%
Consumer Discretionary - 6.7%
Auto Components - 0.2%
Gestamp Funding Luxembourg S.A. (Spain)[3], 5.625%, 5/31/2020	B1	500,000	$508,750

Automobiles - 1.1%
Ford Motor Credit Co. LLC, 8.00%, 12/15/2016	Baa3	480,000	567,641
Ford Motor Credit Co. LLC, 5.00%, 5/15/2018	Baa3	1,615,000	1,798,963
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	Baa3	275,000	343,874

			2,710,478

Diversified Consumer Services - 0.3%
Block Financial LLC, 5.50%, 11/1/2022	Baa2	665,000	683,461

Hotels, Restaurants & Leisure - 0.5%
International Game Technology, 7.50%, 6/15/2019	Baa2	1,000,000	1,163,668

Household Durables - 1.0%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[3], 6.125%, 7/1/2022	B2	500,000	502,500
NVR, Inc., 3.95%, 9/15/2022	Baa2	1,280,000	1,209,764
Tupperware Brands Corp., 4.75%, 6/1/2021	Baa3	590,000	593,359

			2,305,623

Media - 2.3%
British Sky Broadcasting Group plc (United Kingdom)[3], 9.50%, 11/15/2018	Baa1	825,000	1,075,408
CCO Holdings LLC - CCO Holdings Capital Corp.[3], 5.25%, 3/15/2021	B1	500,000	477,500
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	Baa2	835,000	909,292
Discovery Communications LLC, 5.05%, 6/1/2020	Baa2	320,000	349,295
Discovery Communications LLC, 3.25%, 4/1/2023	Baa2	700,000	650,182
Hughes Satellite Systems Corp., 6.50%, 6/15/2019	Ba3	500,000	541,250
Sirius XM Radio, Inc.[3], 4.25%, 5/15/2020	B1	500,000	472,500
Time Warner, Inc., 4.75%, 3/29/2021	Baa2	770,000	821,106

			5,296,533

Multiline Retail - 0.3%
Dollar General Corp., 1.875%, 4/15/2018	Baa3	350,000	338,580
Macy’s Retail Holdings, Inc., 2.875%, 2/15/2023	Baa3	350,000	316,758

			655,338

Specialty Retail - 0.7%
The Home Depot, Inc., 5.40%, 3/1/2016	A2	965,000	1,058,496
Rent-A-Center, Inc., 6.625%, 11/15/2020	Ba3	500,000	530,000

			1,588,496

The accompanying notes are an integral part of the financial statements.

6

Global Fixed Income Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods - 0.3%
VF Corp., 5.95%, 11/1/2017	A3		625,000	$703,557

Total Consumer Discretionary				15,615,904

Consumer Staples - 0.6%
Food & Staples Retailing - 0.6%
C&S Group Enterprises LLC[3], 8.375%, 5/1/2017	B1		500,000	530,000
KeHE Distributors LLC - KeHE Finance Corp.[3], 7.625%, 8/15/2021	B3		500,000	530,000
Shearer’s Foods LLC - Chip Finance Corp.[3], 9.00%, 11/1/2019	B3		250,000	263,750

Total Consumer Staples				1,323,750

Energy - 2.9%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2		575,000	708,435
Schlumberger Oilfield plc[3], 4.20%, 1/15/2021	A1		560,000	591,913
Weatherford International Ltd., 9.625%, 3/1/2019	Baa2		1,355,000	1,740,991

				3,041,339

Oil, Gas & Consumable Fuels - 1.6%
Buckeye Partners LP, 4.15%, 7/1/2023	Baa3		330,000	317,309
Chesapeake Oilfield Operating LLC - Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/2019	Ba3		500,000	523,750
EOG Resources, Inc., 2.625%, 3/15/2023	A3		490,000	445,787
Lukoil International Finance B.V. (Russia)[3], 3.416%, 4/24/2018	Baa2		250,000	252,187
Petrobras Global Finance B.V. (Brazil)[4], 1.857%, 5/20/2016	Baa1		1,400,000	1,396,500
Petroleos Mexicanos (Mexico), 3.50%, 7/18/2018	Baa1		800,000	821,000

				3,756,533

Total Energy				6,797,872

Financials - 28.3%
Capital Markets - 3.8%
The Goldman Sachs Group, Inc., 2.375%, 1/22/2018	Baa1		330,000	331,254
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	Baa1		1,790,000	2,052,552
The Goldman Sachs Group, Inc.[4], 1.341%, 11/15/2018	Baa1		1,280,000	1,283,003
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	Baa1		615,000	683,959
The Goldman Sachs Group, Inc., 5.25%, 7/27/2021	Baa1		550,000	602,163
The Goldman Sachs Group, Inc.[4], 1.838%, 11/29/2023	Baa1		350,000	355,416
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	Baa2		480,000	567,537
Morgan Stanley, 2.125%, 4/25/2018	Baa2		740,000	733,617
Morgan Stanley, 5.75%, 1/25/2021	Baa2		2,015,000	2,279,497

				8,888,998

Commercial Banks - 10.2%
Banco Santander S.A. (Spain), 4.00%, 4/7/2020	A3	EUR	100,000	150,357

The accompanying notes are an integral part of the financial statements.

7

Global Fixed Income Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Commercial Banks (continued)
Barclays Bank plc (United Kingdom), 4.25%, 1/12/2022	Aaa	GBP	2,755,000	$4,828,412
BB&T Corp., 5.20%, 12/23/2015	A3		305,000	329,555
BBVA Bancomer S.A. (Mexico)[3], 6.75%, 9/30/2022	Baa2		845,000	899,925
BBVA US Senior S.A.U. (Spain), 4.664%, 10/9/2015	Baa3		1,455,000	1,529,609
BNP Paribas Home Loan Covered Bonds S.A. (France), 3.75%, 4/20/2020	AAA[5]	EUR	50,000	77,487
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	Aaa	AUD	1,680,000	1,589,858
HSBC Bank plc (United Kingdom)[3], 1.50%, 5/15/2018	Aa3		500,000	488,235
HSBC USA Capital Trust I (United Kingdom)[3], 7.808%, 12/15/2026	Baa1		100,000	101,250
Intesa Sanpaolo S.p.A. (Italy), 3.125%, 1/15/2016	Baa2		875,000	891,679
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa2		790,000	785,431
Lloyds Bank plc (United Kingdom)[3], 6.50%, 9/14/2020	Baa3		580,000	659,309
Lloyds Bank plc (United Kingdom)[4], 9.875%, 12/16/2021	Ba1		250,000	298,375
Manufacturers & Traders Trust Co., 6.625%, 12/4/2017	A3		780,000	902,995
National City Corp., 6.875%, 5/15/2019	Baa1		1,350,000	1,599,664
Royal Bank of Canada (Canada), 3.27%, 11/10/2014	Aaa	CAD	1,295,000	1,239,238
Royal Bank of Canada (Canada), 3.18%, 3/16/2015	Aaa	CAD	2,140,000	2,056,737
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	Aaa	CAD	1,995,000	1,971,900
Royal Bank of Scotland Group plc (United Kingdom), 5.00%, 10/1/2014	Ba3		350,000	357,683
The Royal Bank of Scotland plc (United Kingdom)[4], 9.50%, 3/16/2022	BBB[5]		250,000	292,695
Santander Holdings USA, Inc., 4.625%, 4/19/2016	Baa2		470,000	501,186
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	Aaa	AUD	2,100,000	1,987,804

				23,539,384

Consumer Finance - 1.6%
American Express Co.[4], 6.80%, 9/1/2066	Baa2		620,000	660,610
Capital One Bank USA National Association, 2.15%, 11/21/2018	A3		950,000	944,917
Caterpillar Financial Services Corp., 7.05%, 10/1/2018	A2		675,000	814,382
CNG Holdings, Inc.[3], 9.375%, 5/15/2020	B3		500,000	460,000
Discover Bank, 4.20%, 8/8/2023	Baa3		320,000	315,619
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	Ba3		500,000	525,000

				3,720,528

Diversified Financial Services - 5.9%
Bank of America Corp., 5.75%, 8/15/2016	Baa3		680,000	749,911
The Bear Stearns Companies LLC, 7.25%, 2/1/2018	A3		380,000	455,001
Citigroup, Inc., 8.50%, 5/22/2019	Baa2		2,710,000	3,473,106
CME Group, Inc., 3.00%, 9/15/2022	Aa3		1,320,000	1,246,500
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands)[4], 8.40%, 11/29/2049	WR6		100,000	109,498
General Electric Capital Corp., 5.625%, 5/1/2018	A1		725,000	832,567

The accompanying notes are an integral part of the financial statements.

8

Global Fixed Income Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
General Electric Capital Corp., 5.50%, 1/8/2020	A1		585,000	$669,920
General Electric Capital Corp.[4], 0.618%, 5/5/2026	A1		855,000	772,258
ING Bank N.V. (Netherlands)[3], 5.125%, 5/1/2015	Baa2		350,000	364,017
ING US, Inc., 2.90%, 2/15/2018	Baa3		370,000	378,431
ING US, Inc., 5.50%, 7/15/2022	Baa3		270,000	293,623
Jefferies Finance LLC - JFIN Co-Issuer Corp.[3], 7.375%, 4/1/2020	B1		500,000	520,000
Jefferies Group LLC, 8.50%, 7/15/2019	Baa3		2,265,000	2,763,300
JPMorgan Chase & Co., 6.30%, 4/23/2019	A3		820,000	967,808

				13,595,940

Insurance - 2.7%
American International Group, Inc., 4.875%, 6/1/2022	Baa1		1,875,000	2,015,293
First American Financial Corp., 4.30%, 2/1/2023	Baa3		565,000	538,157
Genworth Holdings, Inc., 7.625%, 9/24/2021	Baa3		1,755,000	2,088,439
Genworth Holdings, Inc.[4], 6.15%, 11/15/2066	Ba1		200,000	177,000
Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	Baa3		1,320,000	1,437,759

				6,256,648

Real Estate Investment Trusts (REITS) - 4.1%
American Campus Communities Operating Partnership LP, 3.75%, 4/15/2023	Baa3		280,000	259,844
American Tower Corp., 3.40%, 2/15/2019	Baa3		1,705,000	1,735,782
BioMed Realty LP, 3.85%, 4/15/2016	Baa3		560,000	584,730
Camden Property Trust, 5.70%, 5/15/2017	Baa1		715,000	794,869
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2		1,110,000	1,180,880
HCP, Inc., 6.70%, 1/30/2018	Baa1		865,000	1,005,408
Health Care REIT, Inc., 4.95%, 1/15/2021	Baa2		635,000	671,427
Mack-Cali Realty LP, 5.80%, 1/15/2016	Baa2		525,000	567,129
Simon Property Group LP, 6.125%, 5/30/2018	A2		285,000	329,977
Simon Property Group LP, 10.35%, 4/1/2019	A2		1,125,000	1,522,319
UDR, Inc., 4.625%, 1/10/2022	Baa2		920,000	945,371

				9,597,736

Total Financials				65,599,234

Health Care - 1.5%
Health Care Equipment & Supplies - 1.1%
FMC Finance VIII S.A. (Germany)[3], 6.50%, 9/15/2018	Ba2	EUR	1,540,000	2,489,338

Health Care Providers & Services - 0.2%
Express Scripts Holding Co., 4.75%, 11/15/2021	Baa3		500,000	528,332

Pharmaceuticals - 0.2%
Valeant Pharmaceuticals International[3], 6.75%, 8/15/2021	B1		500,000	530,000

Total Health Care				3,547,670

The accompanying notes are an integral part of the financial statements.

9

Global Fixed Income Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT[2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 1.3%
Aerospace & Defense - 0.4%
Bombardier, Inc. (Canada)[3], 6.125%, 1/15/2023	Ba2	500,000	$496,250
DigitalGlobe, Inc.[3], 5.25%, 2/1/2021	B1	500,000	487,500

			983,750

Industrial Conglomerates - 0.1%
General Electric Co., 5.25%, 12/6/2017	Aa3	100,000	113,194

Machinery - 0.2%
Joy Global, Inc., 5.125%, 10/15/2021	Baa2	415,000	426,200

Research & Consulting Services - 0.2%
FTI Consulting, Inc., 6.00%, 11/15/2022	BB5	500,000	506,250

Trading Companies & Distributors - 0.4%
Air Lease Corp., 3.375%, 1/15/2019	BBB[5]	400,000	400,000
Aviation Capital Group Corp.[3], 4.625%, 1/31/2018	BB5	500,000	517,611

			917,611

Total Industrials			2,947,005

Information Technology - 1.2%
Communications Equipment - 0.2%
Windstream Corp., 7.50%, 6/1/2022	B1	500,000	511,250

Computers & Peripherals - 0.4%
Apple, Inc., 2.40%, 5/3/2023	Aa1	100,000	89,921
EMC Corp., 2.65%, 6/1/2020	A1	795,000	778,607

			868,528

Office Electronics - 0.6%
Xerox Corp., 2.75%, 3/15/2019	Baa2	1,385,000	1,372,669

Total Information Technology			2,752,447

Materials - 3.2%
Chemicals - 0.2%
Nufarm Australia Ltd. (Australia)[3], 6.375%, 10/15/2019	Ba3	500,000	517,500

Metals & Mining - 2.4%
Allegheny Technologies, Inc., 5.95%, 1/15/2021	Baa3	1,140,000	1,182,620
BHP Billiton Finance (USA) Ltd. (Australia), 6.50%, 4/1/2019	A1	580,000	695,357
Cliffs Natural Resources, Inc., 5.90%, 3/15/2020	Baa3	265,000	279,640
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018	Baa3	470,000	468,852
Plains Exploration & Production Co., 6.125%, 6/15/2019	Baa3	500,000	546,847
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	A3	725,000	731,958
Rio Tinto Finance USA plc (United Kingdom), 1.375%, 6/17/2016	A3	840,000	853,082
Teck Resources Ltd. (Canada), 3.00%, 3/1/2019	Baa2	645,000	647,021

			5,405,377

The accompanying notes are an integral part of the financial statements.

10

Global Fixed Income Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT2/ SHARES		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Paper & Forest Products - 0.6%
International Paper Co., 7.50%, 8/15/2021	Baa3		1,175,000	$1,440,425

Total Materials				7,363,302

Telecommunication Services - 1.1%
Diversified Telecommunication Services - 0.6%
Telefonica Emisiones S.A.U. (Spain), 6.221%, 7/3/2017	Baa2		1,200,000	1,352,785

Wireless Telecommunication Services - 0.5%
America Movil SAB de C.V. (Mexico), 5.00%, 3/30/2020	A2		740,000	801,467
SBA Tower Trust[3], 3.598%, 4/15/2018	Baa3		500,000	488,739

				1,290,206

Total Telecommunication Services				2,642,991

Utilities - 0.2%
Gas Utilities - 0.2%
National Fuel Gas Co., 3.75%, 3/1/2023	Baa1		400,000	377,496

TOTAL CORPORATE BONDS (Identified Cost $111,444,383)				108,967,671

PREFERRED STOCKS - 0.1%

Financials - 0.1%
Insurance - 0.1%
Principal Financial Group, Inc., Series A (non-cumulative), 5.563%[7]
(Identified Cost $99,250)	Ba1		1,000	100,000

FOREIGN GOVERNMENT BONDS - 43.2%

Australia Government Bond (Australia), 4.50%, 4/15/2020	Aaa	AUD	600,000	560,345
Brazil Letras do Tesouro Nacional (Brazil)[8], 0.00%, 1/1/2015	Baa2	BRL	3,100,000	1,186,302
Brazilian Government Bond (Brazil), 8.875%, 10/14/2019	Baa2		400,000	519,000
Canada Housing Trust No. 1 (Canada)[3], 4.10%, 12/15/2018	Aaa	CAD	2,485,000	2,544,046
Canadian Government Bond (Canada), 1.50%, 9/1/2017	Aaa	CAD	4,000,000	3,745,258
Chile Government Bond (Chile), 3.25%, 9/14/2021	Aa3		1,500,000	1,466,250
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	Ba1	EUR	1,340,000	2,072,069
Ireland Government Bond (Ireland), 3.90%, 3/20/2023	Ba1	EUR	400,000	568,695
Ireland Government Bond (Ireland), 5.40%, 3/13/2025	Ba1	EUR	1,500,000	2,346,859
Italy Buoni Poliennali Del Tesoro (Italy), 2.25%, 5/15/2016	Baa2	EUR	860,000	1,202,836
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	Baa2	EUR	2,835,000	4,373,209
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	Baa2	EUR	3,910,000	6,053,534
Italy Buoni Poliennali Del Tesoro (Italy), 4.50%, 5/1/2023	Baa2	EUR	3,300,000	4,752,291
Italy Buoni Poliennali Del Tesoro (Italy)[3], 5.00%, 3/1/2025	Baa2	EUR	2,215,000	3,268,601
Japan Government Five Year Bond (Japan), 0.30%, 12/20/2016	Aa3	JPY	530,700,000	5,062,438
Korea Treasury Bond (South Korea), 4.50%, 3/10/2015	Aa3	KRW	5,790,000,000	5,600,996

The accompanying notes are an integral part of the financial statements.

11

Global Fixed Income Series

Investment Portfolio - December 31, 2013

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT2/ SHARES		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Korea Treasury Bond (South Korea), 2.75%, 6/10/2016	Aa3	KRW	2,400,000,000	$2,269,997
Malaysia Government Bond (Malaysia), 3.434%, 8/15/2014	WR6	MYR	6,820,000	2,088,073
Malaysia Government Bond (Malaysia), 3.172%, 7/15/2016	WR6	MYR	2,000,000	608,206
Mexican Government Bond (Mexico), 6.00%, 6/18/2015	Baa1	MXN	625,000	49,407
Mexican Government Bond (Mexico), 8.00%, 12/17/2015	Baa1	MXN	21,454,000	1,771,828
Mexican Government Bond (Mexico), 6.25%, 6/16/2016	Baa1	MXN	15,000,000	1,206,389
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	Baa1	MXN	26,070,000	2,148,900
Mexican Government Bond (Mexico), 7.75%, 12/14/2017	Baa1	MXN	17,000,000	1,427,262
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	Baa1	MXN	12,500,000	1,069,663
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	Baa1	MXN	21,000,000	1,650,158
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	Baa1	MXN	34,000,000	2,632,490
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	Baa1	MXN	13,000,000	1,042,332
Portugal Obrigacoes do Tesouro OT (Portugal)[3], 4.20%, 10/15/2016	Ba3	EUR	1,200,000	1,664,383
Portugal Obrigacoes do Tesouro OT (Portugal)[3], 4.80%, 6/15/2020	Ba3	EUR	805,000	1,052,956
Portugal Obrigacoes do Tesouro OT (Portugal)[3], 4.95%, 10/25/2023	Ba3	EUR	1,210,000	1,533,958
Portugal Obrigacoes do Tesouro OT (Portugal)[3], 5.65%, 2/15/2024	Ba3	EUR	1,755,000	2,317,167
Russian Foreign Bond - Eurobond (Russia)[3], 5.00%, 4/29/2020	Baa1		500,000	534,750
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	Aaa	SGD	4,515,000	3,720,114
Spain Government Bond (Spain), 3.30%, 7/30/2016	Baa3	EUR	850,000	1,209,374
Spain Government Bond (Spain), 4.50%, 1/31/2018	Baa3	EUR	1,415,000	2,094,926
Spain Government Bond (Spain), 4.00%, 4/30/2020	Baa3	EUR	2,240,000	3,198,975
Spain Government Bond (Spain)[3], 5.40%, 1/31/2023	Baa3	EUR	3,755,000	5,674,085
Spain Government Bond (Spain), 4.80%, 1/31/2024	Baa3	EUR	3,200,000	4,625,129
Spain Government Bond (Spain), 4.65%, 7/30/2025	Baa3	EUR	750,000	1,059,038
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	Aa1	GBP	2,035,000	3,308,138
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	Aa1	GBP	2,610,000	4,901,810

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $97,293,037)				100,182,237

MUTUAL FUND - 0.1%

iShares iBoxx $ High Yield Corporate Bond ETF
(Identified Cost $299,593)			3,250	301,860

U.S. GOVERNMENT AGENCIES - 4.1%

Mortgage-Backed Securities - 4.1%
Fannie Mae, Pool #735500, 5.50%, 5/1/2035			1,752,131	1,942,240
Freddie Mac, Pool #J14406, 3.50%, 2/1/2026			2,297,856	2,396,875
Freddie Mac, Pool #Z50018, 3.50%, 7/1/2026			2,217,844	2,316,408
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038			2,703,285	2,946,240

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $9,556,972)				9,601,763

The accompanying notes are an integral part of the financial statements.

12

Global Fixed Income Series

Investment Portfolio - December 31, 2013

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 4.2%

Dreyfus Cash Management, Inc. - Institutional Shares[9], 0.04%,
(Identified Cost $ 9,839,382)	9,839,382	$9,839,382

TOTAL INVESTMENTS - 98.7%
(Identified Cost $ 228,532,617)		228,992,913
OTHER ASSETS, LESS LIABILITIES - 1.3%		3,056,752

NET ASSETS - 100%		$232,049,665

KEY:

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

ETF - Exchange Traded Fund

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

SGD - Singapore Dollar

1Credit ratings from Moody’s (unaudited).

2Amount is stated in USD unless otherwise noted.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $32,814,128 or 14.1% of the Series’ net assets as of December 31, 2013 (see Note 2 to the financial statements).

4The coupon rate is floating and is the effective rate as of December 31, 2013.

5Credit ratings from S&P (unaudited).

6Credit rating has been withdrawn. As of December 31, 2013, there is no rating available (unaudited).

7The rate shown is a fixed rate as of December 31, 2013; the rate becomes floating, based on LIBOR plus a spread, in 2015.

8Represents a zero-coupon bond.

9Rate shown is the current yield as of December 31, 2013.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United States 36.7%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

13

Global Fixed Income Series

Statement of Assets and Liabilities

December 31, 2013

ASSETS:

Investments, at value (identified cost $228,532,617) (Note 2)	$228,992,913
Foreign currency (identified cost $19)	20
Interest receivable	2,960,864
Receivable for fund shares sold	433,790
Foreign tax reclaims receivable	55,515
Dividends receivable	1,809

TOTAL ASSETS	232,444,911

LIABILITIES:

Accrued management fees (Note 3)	116,162
Accrued shareholder services fees (Class S) (Note 3)	25,765
Accrued fund accounting and administration fees (Note 3)	15,403
Accrued transfer agent fees (Note 3)	3,409
Accrued foreign capital gains tax (Note 2)	1,270
Accrued Chief Compliance Officer service fees (Note 3)	407
Payable for fund shares repurchased	173,125
Other payables and accrued expenses	59,705

TOTAL LIABILITIES	395,246

TOTAL NET ASSETS	$232,049,665

NET ASSETS CONSIST OF:

Capital stock	$233,983
Additional paid-in-capital	233,395,376
Distributions in excess of net investment income	(271,361)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(1,813,557)
Net unrealized appreciation on investments (net of foreign capital gains tax of $1,270), foreign currency and translation of other assets and liabilities	505,224

TOTAL NET ASSETS	$232,049,665

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($196,860,037/19,852,880 shares)	$9.92

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($35,189,628/3,545,453 shares)	$9.93

The accompanying notes are an integral part of the financial statements.

14

Global Fixed Income Series

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:

Interest (net of foreign withholding tax of $31,293)	$4,815,474
Dividends	31,043

Total Investment Income	4,846,517

EXPENSES:

Management fees (Note 3)	1,005,474
Shareholder services fees (Class S) (Note 3)	213,840
Fund accounting and administration fees (Note 3)	71,115
Transfer agent fees (Note 3)	10,383
Directors’ fees (Note 3)	3,160
Chief Compliance Officer service fees (Note 3)	2,422
Custodian fees	38,569
Miscellaneous	70,525

Total Expenses	1,415,488
Less reduction of expenses (Note 3)	(30,475)

Net Expenses	1,385,013

NET INVESTMENT INCOME	3,461,504

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(1,851,961)
Foreign currency and translation of other assets and liabilities	(1,701,435)

(3,553,396)

Net change in unrealized appreciation (depreciation) on-
Investments (net of increase in accrued foreign capital gains tax of $1,056)	431,283
Foreign currency and translation of other assets and liabilities	32,433

463,716

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(3,089,680)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$371,824

The accompanying notes are an integral part of the financial statements.

15

Global Fixed Income Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/13	FOR THE PERIOD 10/1/12[1] TO 12/31/12
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,461,504	$20,078
Net realized loss on investments and foreign currency	(3,553,396)	(12,778)
Net change in unrealized appreciation on investments and foreign currency	463,716	41,508

Net increase from operations	371,824	48,808

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(1,644,869)	—
From net investment income (Class I)	(332,504)	(2,074)
From net realized gain on investments (Class S)	(17,547)	—
From net realized gain on investments (Class I)	(2,992)	(405)

Total distributions to shareholders	(1,997,912)	(2,479)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	228,569,470	5,059,954

Net increase in net assets	226,943,382	5,106,283

NET ASSETS:

Beginning of period	5,106,283	—

End of period (including distributions in excess of net investment income of $271,361 and $543, respectively)	$232,049,665	$5,106,283

1Commencement of operations.

The accompanying notes are an integral part of the financial statements.

16

Global Fixed Income Series

Financial Highlights - Class S

FOR THE PERIOD 4/1/13[1] TO 12/31/13
Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.16
Net realized and unrealized gain (loss) on investments	(0.16)

Total from investment operations	0.00

Less distributions to shareholders:
From net investment income	(0.08)

From net realized gain on investments	— [3]

Total distributions to shareholders	(0.08)

Net asset value - End of period	$9.92

Net assets - End of period (000’s omitted)	$196,860

Total return[4]	0.07%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%[5]
Net investment income	2.16%[5]
Portfolio turnover	51%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:

0.00%[5,6]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Less than $0.01.

4Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been reimbursed during the period. Periods less than one year are not annualized.

5Annualized.

6Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

17

Global Fixed Income Series

Financial Highlights - Class I

	FOR THE YEAR ENDED 12/31/13	FOR THE PERIOD 10/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):

Net asset value - Beginning of period	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.23	0.04
Net realized and unrealized gain (loss) on investments	(0.26)	0.05

Total from investment operations	(0.03)	0.09

Less distributions to shareholders:
From net investment income	(0.13)	— [3]

From net realized gain on investments	— [3]	— [3]

Total distributions to shareholders	(0.13)	— [3]

Net asset value - End of period	$9.93	$10.09

Net assets - End of period (000’s omitted)	$35,190	$5,106

Total return[4]	(0.32%)	0.95%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%[5]
Net investment income	2.32%	1.60%[5]
Portfolio turnover	51%	4%

*The investment advisor did not impose all of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have been increased by the following amount:

	0.11%	4.08%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

18

Global Fixed Income Series

Notes to Financial Statements

1.	Organization

Global Fixed Income Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing principally in fixed income securities of issuers located anywhere in the world.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Class S shares of the Series commenced on April 1, 2013. Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2013, 11 billion shares have been designated in total among 45 series, of which 100 million have been designated as Global Fixed Income Series Class S common stock, and 100 million designated as Global Fixed Income Series Class I common stock.

2.	Significant Accounting Policies

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service that utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings).

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

19

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2013 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Financials	$100,000	$100,000	$—	$—
Debt securities:
U.S. Treasury and other U.S. Government agencies	9,601,763	—	9,601,763	—
Corporate debt:
Consumer Discretionary	15,615,904	—	15,615,904	—
Consumer Staples	1,323,750	—	1,323,750	—
Energy	6,797,872	—	6,797,872	—
Financials	65,599,234	—	65,599,234	—
Health Care	3,547,670	—	3,547,670	—
Industrials	2,947,005	—	2,947,005	—
Information Technology	2,752,447	—	2,752,447	—
Materials	7,363,302	—	7,363,302	—
Telecommunication Services	2,642,991	—	2,642,991	—
Utilities	377,496	—	377,496	—
Foreign government bonds	100,182,237	—	100,182,237	—
Mutual funds	10,141,242	10,141,242	—	—

Total assets	$228,992,913	$10,241,242	$218,751,671	$—

There were no Level 3 securities held by the Series as of December 31, 2012 or December 31, 2013.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

20

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. During the period of January 2, 2013 through May 6, 2013, the period for which foreign currency contracts were held, the average volume of derivative activity (measured in terms of the notional amount) was approximately $4,568,300.

The following table presents the effect of derivative instruments on the Statement of Operations as of December 31, 2013:

STATEMENT OF OPERATIONS
Derivative
Foreign forward currency exchange contracts	Net realized gain (loss) on foreign currency and translation of other assets and liabilities	$(17,040)
Derivative
Foreign forward currency exchange contracts	Net change in unrealized appreciation (depreciation) on foreign currency and translation of other assets and liabilities	$(13,220)

As of December 31, 2013, no investments in forward foreign currency exchange contracts were held by the Series.

21

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series at December 31, 2013.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

At December 31, 2013, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2012 and the year ended December 31, 2013. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

22

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Effective May 2013, an Audit Committee Chair, who receives an additional annual stipend for this role, was appointed to the Fund.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2015, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of Class S’s shareholder services fee, at no more than 0.70% of average daily net assets each year. For the year ended December 31, 2013, the Advisor voluntarily waived fees of $30,475, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent. The Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0175% on the first $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.015% on the next $3 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.01% of the average daily net assets in excess of $6 billion (excluding Target Series and Strategic Income Series); plus a base fee of $25,500 per series. Transfer Agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and cusip-based fees and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. Effective October 1, 2012, the aforementioned agreements were modified to reduce the annual fee related to fund accounting and administration, as well as transfer agent fees, by 10%, excluding out-of-pocket expenses.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

23

Global Fixed Income Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2013, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $285,630,170 and $76,664,187 respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $11,070,472 and $0, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of Global Fixed Income Series were:

CLASS S	FOR THE PERIOD 4/1/13 (COMMENCEMENT OF OPERATIONS) TO 12/31/13
	SHARES	AMOUNT
Sold	20,636,785	$205,952,679
Reinvested	163,630	1,596,797
Repurchased	(947,535)	(9,321,682)

Total	19,852,880	$198,227,794

CLASS I	FOR THE YEAR ENDED 12/31/13		FOR THE PERIOD 10/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,262,518	$32,499,913	505,762	$5,057,476
Reinvested	34,278	335,496	246	2,478
Repurchased	(257,351)	(2,493,733)	—	—

Total	3,039,445	$30,341,676	506,008	$5,059,954

Substantially all of the Series’ shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2013.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These

24

Global Fixed Income Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2013, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $65, reduce Distributions in Excess of Net Investment Income by $1,754,949 and increase Accumulated Net Realized Loss on Investments by $1,755,014.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31 /13	FOR THE PERIOD 10/1/12 (COMMENCEMENT OF OPERATIONS) TO 12/31/12
Ordinary income	$1,987,070	$2,479
Long-term capital gains	10,841	—

At December 31, 2013, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$228,532,617
Unrealized appreciation	5,194,752
Unrealized depreciation	(4,734,456)

Net unrealized appreciation	$460,296

Capital loss carryforward	$1,699,067
Qualified late-year losses[1]	$385,850

1 The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2014.

As of December 31, 2013, the Series had net short-term capital loss carryforwards of $1,681,839 and net long-term capital loss carryforwards of $17,228 respectively.

25

Global Fixed Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Global Fixed Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Fixed Income Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 1, 2012 (commencement of operations) through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion

New York, New York

February 18, 2014

26

Global Fixed Income Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2013. The Series had $3,071,272 in foreign source income and paid foreign taxes of $166,413.

The Series designates $10,841 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2013.

27

Global Fixed Income Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 20, 2013, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2013 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 27 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered at the meeting (and considers on a quarterly basis) a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 18 of the 37 active Series of the Fund are currently experiencing expenses above the capped expense ratios. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Pro-Blend Series Class C, and Target Series’ Class R and Class C, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio. The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

28

Global Fixed Income Series

Renewal of Investment Advisory Agreement

(unaudited)

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

29

Global Fixed Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name: Address:	B. Reuben Auspitz* 290 Woodcliff Drive Fairport, NY 14450
Age:	66
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Director since 1984; Principal Executive Officer since 2002; President since 2004; Vice President 1984-2003;
Principal Occupation(s) During Past 5 Years:	Executive Vice President; Chief Compliance Officer since 2004; Vice Chairman since June 2010; Co-Executive Director from 2002-2010 - Manning & Napier Advisors, LLC, President; Director - Manning & Napier Investor Services, Inc. Holds or has held one or more of the following titles for various subsidiaries and affiliates: President, Vice President, Director, Chairman, Treasurer, Chief Compliance Officer or Member.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Independent Directors
Name: Address:	Stephen B. Ashley 290 Woodcliff Drive Fairport, NY 14450
Age:	73
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer, The Ashley Group (property management and investment). Director 1995-2008 and Chairman (non-executive) 2004-2008 - Fannie Mae (mortgage)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)
Name: Address:	Paul A. Brooke 290 Woodcliff Drive Fairport, NY 14450
Age: Current Position(s) Held with Fund:	68 Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:

Incyte Corp. (2000-present)

ViroPharma, Inc. (2000-2014)

HLTH Corp (WebMD) (2000-2010)

Cheyne Capital International (2000-present)

MPM Bio-equities (2000-2009)

GMP Companies (2000-2011)

HoustonPharma (2000-2008)

Cytos Biotechnology Ltd (2012-present)

30

Global Fixed Income Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011) Boston Early Music Festival (non-profit)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	78
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	63
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research since 2002 - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	26
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Mutual Fund Compliance Specialist since 2009 - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

31

Global Fixed Income Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name: Address:	Christine Glavin 290 Woodcliff Drive Fairport, NY 14450
Age: Current Position(s) Held with Fund:	47 Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name: Address:	Jodi L. Hedberg 290 Woodcliff Drive Fairport, NY 14450
Age:	46
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance, Manning & Napier Advisors, LLC and affiliates since 1990 (title change in 2005 from Compliance Manager to Director of Compliance); Corporate Secretary, Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	45
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Auspitz serves as the Executive Vice President and Director, Manning & Napier Advisors, LLC and President and Director, Manning & Napier Investor Services, Inc., the Fund’s distributor.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

32

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33

Global Fixed Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report -Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNGFI-12/13-AR

ITEM 2:	CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. Life Sciences Series, Small Cap Series, Technology Series, Real Estate Series, International Series, World Opportunities Series, Core Bond Series, Core Plus Bond Series, High Yield Bond Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, New York Tax Exempt Series, Inflation Focus Equity Series, Emerging Markets Series, Global Fixed Income Series, Strategic Income Moderate Series, and Strategic Income Conservative Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2013 and 2012 were:

	2013	2012

Audit Fees (a)	488,713	486,648

Audit Related Fees (b)	10,700	0

Tax Fees (c)	112,035	110,900

All Other Fees (d)	0	0

	611,448	597,548

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2013 and 2012.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2013	2012

Audit Related Fees	1,944	1,944
Tax Fees	0	0

	1,944	1,944

The Audit Related fees for the years ended December 31, 2013 and 2012 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2013 and 2012.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2013 and 2012 were $611,448 and $597,548, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $153,589 and $213,279 respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5:	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6:	INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8:	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11:	CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12:	EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX- 99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz

B. Reuben Auspitz

President & Principal Executive Officer of Manning & Napier Fund, Inc.

Date: February 27, 2014

/s/ Christine Glavin

Christine Glavin

Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.

Date: February 27, 2014